UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05010

THE HUNTINGTON FUNDS

(Exact name of registrant as specified in charter)

2960 North Meridian Street, Suite 300

Attn: Huntington Funds Officer

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Michelle Forgach, Esq.

The Huntington National Bank

41 South High Street

Columbus, OH 43287

(Name and address of agent for service)

Copies to:	David C. Mahaffey, Esq. Sullivan & Worcester 1666 K Street, N.W. Washington, DC 20006

Registrant’s telephone number, including area code: 1-800-253-0412

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1.	Reports to Stockholders.

Annual

Shareholder

Report

Money Market Funds

Huntington Tax-Free Money Market Fund

Huntington Money Market Fund

Huntington Ohio Municipal Money Market Fund

Huntington U.S. Treasury Money Market Fund

Equity Funds

Huntington Disciplined Equity Fund

Huntington Dividend Capture Fund

Huntington Global Select Markets Fund

Huntington Growth Fund

Huntington Income Equity Fund

Huntington International Equity Fund

Huntington Macro 100 Fund

Huntington Mid Corp America Fund

Huntington New Economy Fund

Huntington Real Strategies Fund

Huntington Rotating Markets Fund

Huntington Situs Fund

Huntington Technical Opportunities Fund

Income Funds

Huntington Fixed Income Securities Fund

Huntington Intermediate Government Income Fund

Huntington Mortgage Securities Fund

Huntington Ohio Tax-Free Fund

Huntington Short/Intermediate Fixed Income Securities Fund

Asset Allocation Funds

Huntington Balanced Allocation Fund

Huntington Conservative Allocation Fund

Huntington Growth Allocation Fund

DECEMBER 31, 2011

CLASS A SHARES

TRUST SHARES

Disciplined Equity Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Portfolio Manager: Donald L. Keller

President and Chief Investment Officer

Haberer Registered Investment Advisor, Inc.

For the period of August 1, 2011 (Fund inception date) thru December 31, 2011, the total returns (not including the deduction of applicable sales charges) for the Huntington Disciplined Equity Fund were -1.50% and -1.73% for the Trust Shares and the Class A Shares respectively, based on net asset values. These returns compare with a total return of -0.49% for the Standard & Poor’s 100 Index (S&P 100)1, which is the Fund’s benchmark, over the same period of time.

The Disciplined Equity Fund is designed to closely mirror the S&P 100 while significantly dampening volatility over time. During this period, there was a tremendous amount of volatility in the market place and the Fund was able to mitigate some of that movement. During this period, the S&P 100 traded from 500.09 to 579.72, a range of 15.9%. Over the same time frame, the Huntington Disciplined Equity Trust Shares traded from 9.68 to 10.11, a range of 4.4%. In light of this data, the Fund successfully eliminated some of the wild volatility that plagued the market in 2011.

The Fund return was just below the index because of the long put options it owned, which are designed to lower volatility and provide potential downside risk protection from a sudden drop in the market. Using long put options for this purpose is a significant component of the Fund’s strategy and it may entail a cost, depending upon market conditions. The increased market volatility made put options expensive during this time frame, as investors tried to shield their portfolios from loss. Some of the cost of buying puts was reduced by writing call options on portions of the stocks in the Fund. Otherwise, as mentioned earlier, the stocks in the portfolio closely mirrored that of the S&P 100 and were not a major contributor to the performance differential.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 100 measures the performance of large cap companies in the United States, and is comprised of 100 major, blue chip companies across multiple industry groups. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Disciplined Equity Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.43%
Trust	1.18%

The above expense ratios are from the Funds’ prospectus dated July 28, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 100 has been adjusted to reflect reinvestment of dividends on securities in the index.

The Fund intends to write (sell) covered call options which may limit the Fund’s gain, if any, on the underlying securities, and the Fund continues to bear the risk of a decline in the value of the underlying stock until the option expires or is closed out. The Fund intends to write (sell) call options and purchase put options and/or enter into put option spreads. Option spreads present risk during periods of high market volatility. The Fund may also write (sell) put options on individual stocks deemed attractive for purchase at prices at or above the exercise price of the put options written. If a counterparty is unable to honor its commitments, the value of Fund shares may decline and/or the Fund could experience delays in the return of collateral or other assets held by the counterparty. No Fund is a complete investment program and you may lose money investing in the Fund.

Because the fund invests in a limited number of holdings, an increase or decrease in the value of a single security may have a greater impact on the fund’s net asset value and total return.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all share classes on August 1, 2011.

†	The S&P 100 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Dividend Capture Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Portfolio Manager:

Kirk Mentzer, MBA, Director of Research

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2011, the Huntington Dividend Capture Fund’s Trust Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 6.03% and 5.65%, respectively, based on net asset value. This performance was better than both the total return of 2.11% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500)1, and the total return of 3.11% for the Dividend Capture Indices Blend (DCIB)2. The Huntington Dividend Capture class A shares outperformed the benchmark by 3.54%.

The Fund is managed using our top-down style and portfolio construction techniques, which are aimed at producing a high level of stable income and low volatility by investing in three distinct asset classes: common stocks REITs, and preferred stocks.

¢

Value-style common stocks: A massive “flight to quality” fully describes market action in the markets for 2011. Our measure of high quality stocks gained 0.18% while the lowest quality names fell -18.6%. Overall, the S&P 500 ended 2011 exactly where it began, at 1257 despite considerable market volatility. Higher quality, large capitalization companies in defensive sectors were the best performers for the year. Income was an important consideration for returns and investor preference because all of the 2.1% return for 2011 came from dividends. The Fund’s common stock total return for 2011 was 7.58% compared to the S&P 500 value of -0.50%.

¢

Real Estate Investment Trusts (REITs)*: REITs were the best performing asset class for the Fund in 2011. The Fund’s REIT holdings produced a total return of 9.56% which compared favorably to the benchmark NAREIT index total return of 8.28%.

¢

Preferred Stock**: Preferred stocks generally lagged the corporate bond market, but outperformed common stocks with a 4.11% total return for 2011. Treasury yields fell across all maturities, with intermediate and longer-term bond yields declining by 1.25% on average. In terms of sector performance, corporate bonds fell far short of Treasury returns by -4.15%.

Trading activity was responsible for -1.93% of the Fund’s performance relative to the benchmark while portfolio structure had a positive impact of 8.44%. Portfolio structure is determined based on the following attributes: security characteristics (7.31%), sector allocation (-0.05%) and security selection (1.18%).

The three holdings that had the largest positive contribution to the Funds were Exxon Mobil Corp., Chevron Corp. and Eli Lilly & Co. These three holdings added 1.49% to the Fund’s return. The three holdings that had the largest negative contribution to the Fund’s performance were Murphy Oil Corp. (sold), Federated Investors, Inc. and Southern Copper Corp. These three holdings reduced the Fund’s return by -1.38%.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500 Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an Index.

*	REIT returns represented by the NAREIT Index.

**	Preferred stock returns represented by BofA, Merrill Lynch US Fixed Rate Preferred Stock Index.

Annual Shareholder Report

Dividend Capture Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.65%
Trust	1.41%

The above expense ratios are from the Funds’ prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

Investments in real estate investment trusts (“REITs”) and real-estate related securities involves special risks associated with an investment in real estate, such as limited liquidity and interest rate risks and may be more volatile than other securities. In addition, the value of REITs and other real estate-related investments is sensitive to changes in real estate values, extended vacancies of properties and other environmental and economic factors.

There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as nondividend paying stocks.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

†	The S&P 500 and DCIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Global Select Markets Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Portfolio Manager: Paul W. Attwood, CFA

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2011, the Huntington Global Select Markets Fund produced total returns (not including the deduction of applicable sales charges) of -16.67% and -16.80% for its Trust and Class A Shares respectively, based on net asset value. This outperformed the total return of -18.42% for the Morgan Stanley Capital International (MSCI) Emerging Market Index (MSCI-EM)1, the Fund’s benchmark index.

Of the 21 countries that constitute the MSCI-EM Index, Indonesia was the only one with a positive price return for 2011. Since the inception of the Fund, it has been overweight Indonesia; however, this was not enough to compensate for the dismal performance of some of the larger markets in the Index. Brazil and China were both down over 20%, with India down over 35% for the year. Equity prices were weak in the first half of the year due to concerns over inflationary pressures and subsequent monetary tightening. As the year progressed, concerns over European sovereign debt took their toll and put additional downside pressure on all global developing growth areas. As the end of 2011 approached, many of these countries had an easing in inflationary pressures and are now leaning toward less restrictive monetary policies.

For the year, most developing market currencies were down versus the U.S. dollar. Because of the interest rate differential offered by most SE Asian and Latin American currencies, they started the year out appreciating against the dollar. However, investors reduced global risk exposure as the year progressed, preferring liquidity and safety. The Brazilian Real was down over 10% and the Indian Rupee was down almost 16%. The Chinese Renminbi appreciated by 5%.

The worst performing sectors were industrial and material stocks. Both were down around 30%. Consumer staple names performed relatively well and were essentially unchanged. The Fund continues to focus on the emerging consumer from a secular perspective. However, considering the attractive valuation combined with an easing in monetary policy, the Fund is positioned for an expected cyclical upswing in these areas. The best performing securities in the portfolio were the bond portion of the Fund, which for most of the year accounted for an approximate 10% weight in the portfolio. The worst performers were holdings in material stocks.

¿	The composition of the Fund’s holdings is subject to change.

¿	International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial statements.

(1)	The MSCI-EM is a market-capitalization weighted equity index comprising 21 of the 48 countries in the MSCI universe. Each MSCI country index is created separately, then aggregated, without change, into MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Global Select Markets Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	2.24%
Trust	1.98%

The above expense ratios are from the Funds’ prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The MSCI-EM has been adjusted to reflect reinvestment of dividends on securities in the index.

International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all Share classes on December 30, 2009.

†	The MSCI-EM is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Growth Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Portfolio Manager:

Herb Chen, MBA

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2011, the Huntington Growth Fund’s Trust Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of -2.61% and -2.84%, respectively, based on net asset value. This performance was less than the total return of 4.65% for the Fund’s benchmark, the Standard & Poor’s 500 Growth Index (S&P 500 GI)1. The Standard & Poor’s 500 Index (S&P 500)2 returned 2.11% for the same period. The Huntington Growth A class shares underperformed the benchmark by 7.49%.

The Fund is designed to provide investors with portfolio of medium-to-large sized companies with potential for above-average growth potential. A top-down investment strategy is followed, using qualitative, quantitative, and technical analysis to evaluate the potential growth of companies in each industry. The stock selection process is also based on relative price to earnings growth methodology.

Trading activity was responsible for -2.59% of the performance relative to the benchmark while portfolio structure had a negative impact of -4.68%. Portfolio structure can be explained by adding Security Characteristics: -0.06%, Sector Allocation: 0.91% and Security Selection: -5.52%.

In September 2011, when the market reached the low of the year, security selection was the primary cause of Fund underperformance. Investors were adverse to risk as global sentiment in Europe worsened due to debt concerns for Greece and Italy. As a result, the portfolio’s high beta stocks (where the security’s price tends to be more volatile than the market) led the Fund’s performance to the downside.

For the year, the three holdings that had the largest positive contribution to the Funds performance were Apple Inc., Baidu, Inc., Alliance Data Systems Corp. and Google, Inc., Class A. These three holdings added 2.87% to the Fund’s return. The three holdings that had the largest negative contribution to the Fund’s performance were: Aruba Networks, Inc. (sold), F5 Networks, Inc. (sold) and JDS Uniphase Corp. (sold). These three holdings subtracted -1.87% from the Fund’s return.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 GI is a capitalization-weighted index comprised of stocks in the S&P 500 having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Growth Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.48%
Trust	1.24%

The above expense ratios are from the Funds’ prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and S&P 500 GI have been adjusted to reflect reinvestment of dividends on securities in the indices.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

†	The S&P 500 and S&P 500 GI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Income Equity Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Portfolio Manager: Craig J. Hardy, CFA, MBA

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2011, the total returns (not including the deduction of applicable sales charges) for the Huntington Income Equity Fund were 6.92% and 6.60% for Trust Shares and Class A Shares, respectively, based on net asset value. These returns compare with a total return of -0.48% for the Standard & Poor’s 500 Value Index (S&P 500 VI)1, the Fund’s benchmark. The Standard & Poor’s 500 Index (S&P 500)2 returned 2.11% for the same period.

During the fiscal year, the Fund was positioned relatively conservatively, with an emphasis on stocks with above average dividend yields, reasonable dividend growth prospects and value orientation. Constructing the Fund with those characteristics meant that the Fund’s largest sector exposure during the fiscal year was in the financial sector, followed closely by the energy sector. This combination of characteristics produced returns for the Fund that were somewhat higher than the return of the S&P 500 VI and the S&P 500 for the reporting period.

The sectors that contributed most positively to the performance of the Fund during the year were utilities, energy and health care. During a year of generally flat stock market returns, these three sectors provided a degree of earnings stability and lesser economic sensitivity that helped generate higher returns than some of the more cyclical sectors. The sectors that most negatively impacted the Fund’s performance during the reporting period were information technology, telecommunications and materials. These sectors were negatively affected by a slowly growing economic environment and economic cyclicality. The stocks that contributed most positively to the performance of the Fund during the year were H&R Block, Philip Morris International and Marathon Oil. The stocks that most negatively impacted Fund performance during the year were Seagate Technology, HSBC Holdings and Frontier Communications. In general, the sale of covered calls as a hedging technique added to the performance of the Fund.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 VI is a capitalization-weighted index comprised of the stocks in the S&P 500 having the lowest price to book ratios and consists of approximately half of the S&P 500 on a market capitalization basis. The S&P multifactor methodology is used to score constituents, which are weighted according to market cap and classified as value. The index has a relatively low turnover. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Income Equity Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.48%
Trust	1.23%

The above expense ratios are from the Funds’ prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and the S&P 500 CVI have been adjusted to reflect reinvestment of dividends on securities in the indices.

There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

†	The S&P 500 and the S&P 500 VI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

International Equity Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Portfolio Manager: Madelynn M. Matlock, CFA, MBA

Director of International Investments

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2011, the Huntington International Equity Fund produced total returns (not including the deduction of applicable sales charges) of -11.40%, and -11.67% for its Trust Shares and Class A Shares, respectively, based on net asset value. The Fund outperformed the total return of -12.14% for the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index (MSCI-EAFE)1, the Fund’s benchmark index.

The Fund’s outperformance relative to the MSCI-EAFE was influenced by three main factors: (1) its allocation to sectors and currency, (2) exposure to economic factors such as global interest rates, and (3) the selection of particular securities, which was the most beneficial factor contributing to Fund performance. Overall, sector weightings did not contribute to positive relative performance for the year. The portfolio had a positive impact from its weighting in stocks in the materials sector, which were strong contributors to index performance. This was partially offset by an above-index weighting in stocks in the industrial and technology sectors, which did not add value.

The best contributors to overall return were stocks with less economic growth exposure and generous dividends, including BCE, Inc. (based in Canada), Pearson PLC and Vodafone Group PLC (based in the UK), ACE Ltd. (based in Switzerland), and Sanofi-Aventis (based in France). Stocks that detracted from relative performance included two banks, Barclays (based in United Kingdom) and BNP Paribas (based in France). Komatsu Ltd. (a Japanese heavy equipment maker) and Volvo AB (a Swedish truck builder) were also relatively negative. The currency exposure of the portfolio added to the Fund’s relative performance, mainly due to an underweight in the Euro, along with exposure to the UK pound and the Australian dollar that was below the benchmark threshold.

Security selection had the most positive impact on relative performance. The stocks selected for the portfolio and their weighting were generally beneficial to the portfolio.

¿	The composition of the Fund’s holdings is subject to change.

¿	International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial statements.

(1)	The MSCI-EAFE is a market-capitalization weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

International Equity Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.89%
Trust	1.64%

The above expense ratios are from the Funds’ prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

†	The MSCI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Macro 100 Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Portfolio Manager: Andrew Hagedorn, Vice President and Senior Portfolio Manager

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2011, the Huntington Macro 100 Fund produced total returns (not including the deduction of applicable sales charges) for the Fund’s Trust Shares and Class A Shares of -1.56% and -1.78%, respectively, based on net asset value. The Fund underperformed its benchmark index, the Standard & Poor’s 500 Index (S&P 500)1, which had a total return of 2.11%.

The Fund’s underperformance relative to the S&P 500 was, in large part, due to the asset allocation of the fund throughout a volatile market period, rather than the individual companies owned. The Macro 100 Fund’s strategy is to focus on macroeconomic themes that we believe will impact the companies within the S&P 500 over the next twelve to eighteen months and to invest in the one hundred companies best positioned to take advantage of those themes. As a result of this strategy, the Fund had a heavier than usual cash balance for the first half of 2011, topping out at around 20% in June. In July, there was a manager change and a decision was made to reduce the Fund’s cash exposure from 20% to approximately 4%, to closer reflect the asset allocation targets provided by the Investment Policy Committee. This higher than normal cash balance detracted from performance in the first half of the year, given the more favorable return environment for the S&P 500. In the first quarter, the Fund underperformed the S&P 500 return of 5.92% by 0.86 basis points. In the second quarter, the Fund underperformed the S&P 500 return of 0.10% by 117 basis points. In the third quarter, the Fund underperformed the S&P 500 return of -13.87 by 94 basis points. In the fourth quarter, the fund underperformed the S&P 500 return of 11.82 by 51 basis points.

The decision made to invest the high cash balance resulted in increased transaction costs to the Fund in the second half of 2011 and largely contributed to the Fund’s underperformance for the remainder of the year. We do not anticipate the increased portfolio turnover and transaction costs to continue into 2012.

Despite the portfolio manager change which occurred in July of 2011, the Fund continued to integrate the quantitative macroeconomic research provided by the consulting firm, Laffer Associates, Inc. (S&P 500 stocks are ranked according to the output of Laffer’s statistical models) with Huntington Asset Advisors’ recommended sector bias. The combination of these two disciplines will continue to add value to the Fund.

The macroeconomic environment, both domestically and globally, had a significant impact on the portfolio once again this year. In the beginning of 2011, it appeared that economic stability was taking hold and a positive macroeconomic outlook helped to fuel the S&P 500’s return of 5.92% in the first quarter. Unfortunately, in the second quarter, the global economy was shaken by developments in Europe. The S&P 500 was not immune to the global disruption but was able to maintain a slight positive return for the quarter of 0.10%. The third quarter was a much different story for the S&P 500, as global sentiment and the situation in Europe worsened due to the debt concerns for both Greece and Italy. The S&P 500 could not escape the global market downturn and posted a -13.87% return. With some potential solutions in place for the European debt crisis and improving economic data in the U.S., the fourth quarter experienced a degree of economic recovery and the S&P 500 returned 11.82%. The Fund had a stronger fourth quarter at 51 basis points off the benchmark.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Macro 100 Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.72%
Trust	1.48%

The above expense ratios are from the Funds’ prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

Because the fund invests in a limited number of holdings, an increase or decrease in the value of a single security may have a greater impact on the fund’s net asset value and total return.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all share classes on April 30, 2004.

†	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Mid Corp America Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Portfolio Manager: Christopher M. Rowane, CFA, MBA

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2011, the Huntington Mid Corp America Fund produced total returns (not including the deduction of applicable sales charges) of -2.37% and -2.56% for the Fund’s Trust Shares and Class A Shares, respectively, based on net asset value. In the same period the Fund’s benchmark, the Standard & Poor’s MidCap 400 Index (S&P 400)1, produced a total return of -1.73%. The Mid Corp America Fund’s Class A Shares underperformed the benchmark by -0.83%.

The Lipper Mid Cap Core Average (LMCC)2 returned -3.38% for the same time period, reflecting Huntington Mid Corp America Fund’s better than average performance against its peer group.

Trading activity had a slightly negative impact on performance, while portfolio structure had a slightly positive impact on performance. Portfolio structure is comprised of security characteristics, sector allocation and security selection.

The three holdings that had the largest positive contributions to the Fund’s annual performance were VF Corp., Church and Dwight Co. and Petrohawk Energy Corp. These three holdings added 1.57% to the Fund’s return. The three holdings that had the largest negative contribution to the Fund’s performance were Life Technologies Corp., Thermo Fisher Scientific, Inc. and Royal Caribean Cruises Ltd. These three holdings subtracted -1.39% from the Fund’s return. Both Petrohawk Energy Corp. and Royal Caribbean Cruises Ltd. were sold before year-end.

2011 was marked by great volatility, with monthly returns swinging from 11% negative to 14% positive for the mid cap group. The Fund benefitted from the upside of this swing and avoided most of the downside impact, which resulted in the Fund outperforming its peer group.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 400 is a capitalization weighted index comprised of common stocks representing all major industries in the mid-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	LMCC figures represent the average of the total returns reported by all of the mutual funds designated by the Lipper Inc. as falling in the category indicated. They do not reflect sales charges.

Annual Shareholder Report

Mid Corp America Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.62%
Trust	1.37%

The above expense ratios are from the Funds’ prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and LMCC have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

Mid-cap investing involves greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

†	The S&P 400 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index. The LMCC represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund’s performance.

Annual Shareholder Report

New Economy Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Portfolio Manager: Randy Hare

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2011, the Huntington New Economy Fund produced total returns (not including the deduction of applicable sales charges) for the Fund’s Trust Shares and Class A Shares of -17.44% and -17.64% respectively, based on net asset value. The Fund’s benchmark, the Standard & Poor’s MidCap 400 Growth Index (S&P 400 GI)1 had a total return of -0.94.

During the year, the Fund’s holdings remained invested in companies producing or benefiting from increased productivity trends. Trading activity was responsible for -6.27% of Fund performance relative to the benchmark, while portfolio structure had a negative impact of -10.23%. Portfolio structure can be explained by adding security characteristics (-0.49%), sector allocation (-2.28%) and security selection (-7.45%).

The Fund’s performance relative to the benchmark was affected by both sector selection and individual stock selection. The consumer staples sector provided the largest sources of returns above the benchmark. The industrials sector was the largest source of underperformance. The Fund maintained a higher level of cash in order to accommodate redemptions. The Fund’s cash level remained the largest negative factor for the Fund’s performance. The Fund’s sector selection process during 2011 continued to be driven by the sector strategy of Huntington Asset Advisors, Inc.

The three holdings that had the largest positive contribution to the Fund’s performance were: F5 Networks, Inc., Onyx Pharmaceuticals, Inc. and Hansen Natural Corp. These three holdings added 3.05% to the Fund’s return. The three holdings that had the largest negative contribution to the Fund’s performance were Key Energy Services, Inc. (sold), Baker Hughes, Inc. and Greenbrier Cos., Inc. (sold). These three holdings subtracted -3.9% from the Fund’s return.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 400 GI is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is a float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P MidCap 400 that have been identified as being on the growth end of the growth-value spectrum. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

New Economy Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.82%
Trust	1.57%

The above expense ratios are from the Funds’ prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 GI has been adjusted to reflect reinvestment of dividends on securities in the index.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, the Fund may be subject to specific risks of the technology sector, such as obsolescence. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% a ($10,000 investment minus $475 sales load = $9,525).

†	The S&P 400 GI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Real Strategies Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Portfolio Manager: Peter Sorrentino, CFA

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2011, the Huntington Real Strategies Fund produced total returns (not including the deduction of applicable sales charges) of -9.64% and -9.88% for Trust Shares and Class A Shares, respectively, based upon net asset value. The Fund underperformed its benchmark, the S&P GSCI® Index (S&P GSCI)1, which had a total return of -1.18%. The Fund also underperformed the Standard & Poor’s 500 Index (S&P 500)2, which returned 2.11% and the Real Strategies Indices Blend (RSIB)3, which returned -0.47% for the same period.

The Fund’s performance during the year was bifurcated, with performance during the opening months of the year driven by precious metal and energy related themes and the closing months of the year driven by oil related themes as it continued to suffer from declining metals prices. Overall, the price of gold increased in 2011. Gold’s performance was characterized by a rapid increase in the opening months and a partial retreat during the second half of the year.

During the year, the Fund’s most successful investment was Terra Nitrogen Co., a fertilizer producer that advanced 80.4%, at which time a decision was reached to sell the holding based upon its valuation. Merger and acquisition activity throughout the year propelled prices higher for the Fund’s shares of El Paso Corp., up 93% thanks to a buyout offer from Kinder Morgan, Inc., and Petrohawk Energy Corp., up 80.3% on a takeover bid from BHP Billiton Ltd.

Returns for the Fund’s coal and uranium holdings reversed the strong returns of 2010 to become the most significant price declines of 2011. Shares of metallurgical coal miner Walter Energy fell 48.2% followed by uranium miners Cameco Corp. and Uranium Energy Corp. which lost 46.8% and 29.3%, respectively for the year. The events at the Fukushima Daiichi Nuclear Power Station in Japan created a tsunami of negative public sentiment and despite strong fundamentals, these stocks suffered catastrophic declines. Coal stocks fell on power station closure notices issued by a number of utilities in North America. These plants will be closed due to the cost of compliance with the next stage of The Clean Air Act, which is set to go into effect in 2011. While this has been public knowledge for years, investors appear to have anticipated a staying of the implementation due to the tepid nature of the economic recovery.

¿	The composition of the Fund’s holdings is subject to change.

(1)

The S&P GSCI® Index measures general price movements and inflation in the world economy. The Index is calculated primarily on a world production-weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets. The Fund’s investment adviser elected to change the benchmark index from the S&P 500 to the S&P GSCI® Index because the S&P GSCI® Index is more reflective of the securities in which the Fund invests. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

(2)	The S&P 500 is a capitalization-weighted Index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(3)	The Real Strategies Indices Blend is a custom blended index comprised of the following two indices with their noted respective weightings; Reuters/Jefferies CRB Total Return Index (50%) and NAREIT Index (50%). The Reuters/Jefferies CRB Total Return Index is a commodity index, a basket of exchange-traded futures contracts representing long-only positions in underlying commodities. Indices typically include a variety of commodity sectors to provide investors broader exposure to commodities as an asset class and free the investor from the mechanics of future trading (e.g., contract rolling and physical delivery). The index return does not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of benchmark Index. The NAREIT represents returns for the National Association of Real Estate Investment Trust Equity Index. The indices are unmanaged and, unlike the Fund, are not affected by cashflows.

Annual Shareholder Report

Real Strategies Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.65%
Trust	1.40%

The above expense ratios are from the Funds’ prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, S&P GSCI and RSIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

Investments in real estate investment trusts (“REITs”) and real-estate related securities involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks and may be more volatile than other securities. In addition, the value of REITs and other real estate-related investments is sensitive to changes in real estate values, extended vacancies of properties and other environmental and economic factors.

Commodities-related investments are subject to the same risks as direct investments in commodities and prices may rise and fall in response to many factors such as economic, political and regulatory developments.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all Share classes on May 1, 2007.

†	The S&P 500, S&P GSCI and RSIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Rotating Markets Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Portfolio Manager: Paul Koscik, JD

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2011, the Huntington Rotating Markets Fund produced total returns (not including the deduction of applicable sales charges 6.57% and 6.26% for Trust Shares and Class A Shares, respectively, based on net asset value. This outperformed the total return of 2.11% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500)1.

On September 1, 2010, the Rotating Markets Fund rotated from the “Global” segment of the stock market to the “Large Cap” segment. Specifically, it rotated to emulate the performance of the Dow Jones Industrial Average (DJIA). The major reason for the rotation was the belief that 2011 would see a shift out of riskier assets, such as the mid cap and small cap stocks, and into the more conservative large cap stocks. The DJIA was chosen because it is comprised of the “bluest” of large cap stocks. Another important consideration was the fact that the DJIA had underperformed the S&P 500 Index since November, 2008 and was due for a period of outperformance. The anticipated shift to large caps did in fact occur.

Because of fears regarding a weakening U.S. economy and the stability of the European Union, the stock market had one of its most volatile years in history. The “fear factor” worked in the Fund’s favor as investors poured into the Dow’s thirty stocks. For the year 2011, the Fund not only outperformed its benchmark, the S&P 500 Index, but it also outperformed the Standard & Poor’s Mid Cap 400 Index (S&P 400)2 and the Standard & Poor’s Small Cap 600 Index (S&P 600)3 returns of -1.73% and 1.02%, respectively.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The S&P 400 is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index

(3)	The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Rotating Markets Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.64%
Trust	1.40%

The above expense ratios are from the Funds’ prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.

Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

†	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Situs Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Portfolio Manager: B. Randolph Bateman, CFA

Chief Investment Officer

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2011, the Huntington Situs Fund produced total returns (not including the deduction of applicable sales charges) of -3.36% and -3.64% for Trust Shares and Class A shares, respectively, based on net asset value. The Fund underperformed its benchmark, the Standard & Poor’s Small Cap 600 Index (S&P 600)1, which rose 1.02% for the same period. The Standard and Poor’s MidCap 400 Index (S&P 400)2 declined -1.73% for the year. The underperformance of the Situs Fund relative to the S&P 600 in 2011 broke a string of two consecutive years in which the Fund outperformed the unmanaged benchmark.

Investments during 2011 were influenced by the ongoing tepid recovery of the domestic economy. Major influencers of this included the events surrounding the European debt situation, Fed interest rate activities and risk related trading. Equity volatility on a day-by-day situation was dramatic, although at the end of the year there was no appreciable headway accomplished in virtually all the domestic markets. In the first quarter, the market experienced reasonable gains in the small cap market averages. The second quarter, however, did not experience these gains and, by the third quarter, the market was in a massive downslide. Both the small and mid-cap markets declined in excess of 19.80%, for the third quarter alone. The situation in Europe dominated the news and the direction of the domestic markets. Any indication of a resolution to the debt burden of the ‘Club Med’ nations was greeted with a dynamic market upsurge; however, when these indications proved unfounded, the market reversal was equally virulent. Sector strategies were not particularly effective in this environment, nor was stock selection an additive to relative performance. During the year, the Fund had overweight positions in Energy and Materials. Unfortunately, these two sectors were most impacted by the events in Europe. With the MSCI-EAFE Index down in double digits for the year and emerging markets off over 18%, the energy and materials sectors were more closely tied to economic worries within the foreign zone.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The S&P 400 is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Situs Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.62%
Trust	1.37%

The above expense ratios are from the Funds’ prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and S&P 400 have been adjusted to reflect reinvestment of dividends on securities in the indices.

International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards.

Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all classes on September 30, 2002.

†	The S&P 600 and S&P 400 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Technical Opportunities Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Co-Portfolio Manager:

Martina Cheung, CFA, CMT, MBA

Vice President

Portfolio Manager: Paul Koscik, JD

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2011, the Huntington Technical Opportunities Fund produced total returns (not including the deduction of applicable sales charges) of -12.47% and -12.77% for Trust Shares and Class A Shares, respectively, based on net asset value. The Fund underperformed the total return of 2.11% for the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500)1, for the same time period.

The Technical Opportunities Fund began 2011 with an asset allocation of 6% cash and the balance of the portfolio in equities. The Fund, in particular, had a significant exposure to international equities. The portfolio was positioned to benefit from the global bull market in equities. The U.S. equity market, as measured by the S&P 500, peaked in May and then experienced a correction which entailed a drop of 19%. Similarly, the EAFE index suffered a decline of 27%. The correction was precipitated by worries over the health of the U.S. economy as well concerns about the survivability of the European Union.

In October, the stock market bottomed and began a sharp rally. The Fund took advantage of the rally and sold selected equities that had appreciated in value, locking in gains. It was an opportunity to significantly reduce risk by sharply increasing cash levels. Because of the gridlock in Washington, the continuing risk of a European Union implosion, the ballooning U.S. and global deficits, and the fear that the monetary authorities have exhausted their abilities to stimulate the global economy, the Fund raised its cash to very elevated levels.

The strategy did not work as the S&P 500 experienced a very strong fourth quarter. The high cash levels as well as international holdings resulted in significant underperformance. The Fund enters 2012 with a significant cash position. The Fund is structured to defend against a strong drop in the global equity markets. The fund will maintain its cautious stance until there is evidence that the global economy is recovering and the risk of equity exposure has been reduced.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Technical Opportunities Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	2.23%
Trust	2.00%

The above expense ratios are from the Funds’ prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

Although the Fund can add diversification to your portfolio, the Fund itself is a non-diversified fund. The Fund may invest a greater percentage of its assets in the securities of a single issuer than do other mutual funds. Therefore, Fund performance can be affected significantly by the performance of one or a small number of issuers.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations for all Share classes on May 1, 2008.

†	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Fixed Income Securities Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Portfolio Manager: Kirk Mentzer, MBA

Senior Vice President and Director of Research

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2011, the Huntington Fixed Income Securities Fund’s Trust Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 6.26% and 6.01%, respectively, based on net asset value. These returns compared to the Fund’s benchmark, the Barclays Government/Credit Bond Index (BGCBI)1, which had a total return of 8.74% for the same period. The Fund’s peer group, the Lipper Intermediate Investment Grade Debt Funds Average2, returned 6.23% for the fiscal year ended 2011.

A massive “flight to quality” fully describes the fixed income markets for 2011. Treasury yields fell across all maturities, with intermediate and longer-term bond yields declining by 1.25% on average. In terms of sector performance, first place honors go to municipal markets, where investor fears of massive defaults were largely unfounded, allowing a rebound in valuations that generated over 11% in total return. Corporate bonds landed at the other extreme, falling far short of Treasury returns by -4.15%. Taken together, broad fixed income indices ended 2011 with a total return of 8.74% as measured by the BGCBI.

The Fund’s Trust Shares trailed both indices but finished the year ahead of its peer groups. Positive contributors to Fund performance included security selection of high quality non-financial corporate and government security holdings. However, corporate bond markets as a group underperformed Treasury securities by over 400 basis points during the year with lower quality and financial related areas performing much worse. Detractors from Fund relative performance were predominantly related to the Fund maintaining a below market average maturity and above benchmark allocation towards corporate bonds.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The BGCBI comprises bonds that are investment grade rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s, if unrated by Moody’s. Issues must have at least one year to maturity. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

Annual Shareholder Report

Fixed Income Securities Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 3.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.31%
Trust	1.07%

The above expense ratios are from the Funds’ prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The BGCBI has been adjusted to reflect reinvestment of dividends on securities in the index.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 3.75% ($10,000 investment minus $375 sales load = $9,625).

†	The BGCBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Intermediate Government Income Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Portfolio Manager: William G. Doughty; MBA

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2011, the Huntington Intermediate Government Income Fund produced total returns (not including the deduction of applicable sales charges) of 5.05% and 4.69% for Trust and Class A Shares, respectively, based on net asset value. This compared to the return of the Barclays Intermediate Government/Credit Index (BIGC)1, the Fund’s benchmark, of 5.80% for the same period; the Merrill Lynch U.S. Treasuries/Agencies 1-10 Years Index’s (MLTA 1-10)2 return of 6.34% for the same period; and the Lipper Short-Intermediate Government Funds Average3 of 3.54% for the same period.

During 2011, the Barclays U.S. Aggregate Bond Index4, which represents a broad bond market index, returned 5.97%. Sector performance favored Treasuries by a wide margin. The Fund’s underperformance against its benchmark index, the BIGC, was due to the asset mix of the portfolio. The overweight to agencies had a negative effect on the portfolio as Treasuries was the best asset class due to the risk off trade during the year. The risk off trade was due to the slowing economy in the U.S. and the problems in Europe. The mortgage portion of the portfolio did benefit the Fund, as mortgage securities had a good relative performance in 2011, despite the pre-payment risk with lower interest rates.

¿	The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

(1)	The BIGC is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The MLTA 1-10 tracks the current 10-year Treasury securities. This index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(3)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(4)	The Barclay’s U.S. Aggregate Bond Index is composed of securities from the Barclay’s Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Intermediate Government Income Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 3.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.35%
Trust	1.11%

The above expense ratios are from the Funds’ prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The BIGC and MLTA 1-10 have been adjusted to reflect reinvestment of dividends on securities in the indices.

The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 3.75% ($10,000 investment minus $375 sales load = $9,625).

†	The BIGC and MLTA 1-10 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Mortgage Securities Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Co-Portfolio Managers:

William G. Doughty, MBA

Vice President

Gustave J. Seasongood

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2011, the Huntington Mortgage Securities Fund produced returns (not including the deduction of applicable sales charges) of 5.01% and 4.71% for the Fund’s Trust and Class A Shares, respectively, based on net asset value. This compared to the total return of 6.23% for the Fund’s benchmark, the Barclays Mortgage Backed Securities Index (BMBSI)1, and the Lipper U.S. Mortgage Funds Average2 return of 5.74% for the same reporting period.

During 2011, the mortgage securities market underperformed Treasury securities. Mortgage securities had a return of 6.14%, as measured by the BMBSI for the year, compared to a return of 9.79% for Treasuries for the same period. The agency position had a negative impact on the Fund’s return relative to its benchmark. The underperformance of the Fund was due to its more defensive nature, as well as investor concern regarding pre-payment risk due to lower interest rates and faster prepayments. The 11% exposure to the Real Estate Investment Trust (REIT) market, which was up from 10% last year, helped the Fund’s return. As measured by the NAREIT Index (NAREIT)3, REITs produced a return of 8.09% for 2011.

¿	The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

(1)	The BMBSI is composed of all fixed securities mortgage pools by the Government National Mortgage Association (GNMA), Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including GNMA Graduated Payment Mortgages. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges

(3)	The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Annual Shareholder Report

Mortgage Securities Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 3.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.36%
Trust	1.12%

The above expense ratios are from the Funds’ prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The BMBSI has been adjusted to reflect reinvestment of dividends on securities in the index.

The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Investments in real estate investment trusts (“REITs”) involve special risks associated with an investment in real estate such as limited liquidity and interest rate risk. In addition, the value of REITs and other real estate-related investments is sensitive to changes in real estate values, extended vacancies of properties and other environmental and economic factors.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 3.75% ($10,000 investment minus $375 sales load = $9,625).

†	The BMBSI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Ohio Tax-Free Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Portfolio Manager: Kathy Stylarek

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2011, the Huntington Ohio Tax-Free Fund’s Trust Share and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 7.37% and 7.16%, respectively, based on net asset value. The Fund’s benchmark, the Barclays 7-Year Municipal Bond Index (B7MB)1, returned 10.14% for the same period. The Lipper Other States Intermediate Municipal Debt Funds Average2, the Fund’s peer group, had a total return of 9.52% for the reporting period.

The Fund was positioned more defensively than its benchmark with a shorter duration, which resulted in a lower but consistent relative performance for the year. The Fund underperformed its Lipper peer group, but was positively impacted by the strong performance of municipals in the intermediate range of the curve. The lower quality, longer maturities performed well throughout the year, although our focus was on the short and intermediate Ohio quality names. Municipal bonds began the year with the ratio of municipals to Treasuries paying 86% to 169% of what Treasury yields were paying3. By the end of the year, the yield ratio of municipals to Treasuries went to 96%-165% levels. The number of new municipal offerings declined and the supply of secondary issues was also limited. This was the driving force that pushed rates lower throughout the year. Also, approximately 40% of the new deals that came to market were of the refunding type and did not provide a significant boost to the inventory shortage. The Fund was impacted more severely this year than in prior years by the Ohio December 1 call/maturity affect. We were able to get this liquidity put back to work but it took a few weeks due to the lack of outstanding inventory.

In general, the longer maturity and lower quality bond sector began the year strong and drove the market all year. The Fund provided steady performance, delivering predictable tax-free income (free of AMT impact) and offered some consistent gains. Our focus remained on higher quality general obligation and essential service bonds, which provided a consistent predicable performance.

We were also able to capitalize on some sectors that we usually do not participate in because bonds are priced with not enough yield. We took positions in some zero coupon bonds that offered good value against the current yield curve. The zero coupon bonds offered good yield and offset some of the net asset value reduction from the premium bond amortization within the Fund. The zero coupon bond sectors offered the stability and yield necessary to provide some above average yield without compromising quality. Our focus remained on the non-AMT bonds, which pay income that is tax-free.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The B7MB is comprised of intermediate term, investment grade, tax-exempt bonds with maturities between 6 and 8 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective category indicated. They do not reflect sales charges.

(3)	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
Income generated by this Fund may be subject to the federal alternative minimum tax.

Annual Shareholder Report

Ohio Tax-Free Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 3.75% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.45%
Trust	1.20%

The above expense ratios are from the Funds’ prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The B7MB has been adjusted to reflect reinvestment of dividends on securities in the index.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 3.75% ($10,000 investment minus $375 sales load = $9,625).

†	The B7MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Short/Intermediate Fixed Income Securities Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Portfolio Manager: William G. Doughty, MBA

Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2011, the Huntington Short/Intermediate Fixed Income Securities Fund produced total returns (not including the deduction of applicable sales charges) of 1.98% and 1.72% for the Fund’s Trust and Class A Shares, respectively, based on net asset value. This compared to a return for the Merrill Lynch 1-5 Year Corporate/Government Credit Index (ML 1-5YGC)1, the Fund’s benchmark index, of 3.09%, and the Lipper Short-Intermediate Investment Grade Debt Fund Average2 of 3.96% for the same period.

Overall, the Fund’s 2011 performance was lower than its benchmark index due to the Fund’s underweight in the Treasury market. For the year ended December 31, 2011, Treasury securities had a return of 9.79%3, agencies had a return of 5.27%, and corporate bonds had a return of 7.51%. At fiscal year end, the Fund held 64% of its portfolio in corporate debt, 30% in federal agencies, and 5.0% in Treasuries. Corporate bonds underperformed and negatively impacted Fund performance. Treasuries performed well as there was a flight to quality resulting from overall economic conditions and the debt situation in Europe. The Fund’s shorter duration, which is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates, relative to its benchmark, and its defensive posture (with the expectation of higher rates) also negatively impacted Fund performance. The two-year Treasury had a return of 1.45%, while the 5-year Treasury had a return of 9.20%. The duration of the Fund was 2.4 years.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The ML 1-5YGC trades short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 4.99 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(3)	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

Annual Shareholder Report

Short/Intermediate Fixed Income Securities Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 1.50% sales charge for the Class A Shares.

Class	Expense Ratios
A	1.31%
Trust	1.07%

The above expense ratios are from the Funds’ prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The ML1-5YGC has been adjusted to reflect reinvestment of dividends on securities in the index.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 1.50% ($10,000 investment minus $150 sales load = $9,850).

(1)	Class A Shares commenced operations on May 9, 2003. Prior to May 9, 2003, performance is based on the performance of Trust Shares adjusted for the Class A Shares 12b-1 fees and sales charge.

†	The ML 1-5YGC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Balanced Allocation Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Manager: Paula Jurcenko

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2011, the Huntington Balanced Allocation Fund Class A Shares produced a total return (not including the deduction of applicable sales charges) of -0.18% based on net asset value. This performance compares to the 2.11% total return of its benchmark, the Standard and Poor’s 500 Index (S&P 500)1, and the 4.40% total return for the Balanced Allocation Indices Blend (BAIB)2, for the same period.

Huntington Asset Advisors, Inc. (the “Adviser”) utilizes optimization software as well as internal and external research to analyze the economy and the capital markets. Based on this information, the Adviser determines the optimal allocation of asset classes to capitalize on current market conditions. Based on these models, the manager constructs the portfolio of the underlying Huntington Funds that comprise the Balanced Allocation Fund. During 2011, the Fund implemented two tactical allocation changes, the first in May and the second in June.

In 2011, the economy experienced flat growth and increased volatility, as global markets faced continued concern over the lack of progress on the European debt situation and the possible weakening of reported corporate earnings. During the year, there were several large market swings, both positive and negative. Because these large market swings were the result of a “confidence crisis” rather than an actual change in fundamentals, tactical asset allocation changes were kept to a minimum. As a result, the Fund avoided the pitfalls of emotional investing that dominated the global marketplace. The first market swing occurred in May, and as a result, Huntington’s Investment Policy Committee (IPC) made a tactical allocation change, which reduced exposure in small- and mid-cap securities to increase large-cap exposure. This change focused the Fund on domestic companies with established track-records and whose earnings typically were more stable than others. This also enabled the Fund to capture dividend income, which was a key component of total portfolio return in 2011. The second tactical allocation change occurred in June, as the IPC reduced the total cash position to increase exposure to commodities and other alternative assets. The coalescence of a price pullback, favorable long-term outlook, and cyclical trends warranted a shift of this nature and provided additional diversification.

At the end of 2011, the Balanced Allocation Fund had a 65% allocation to equity funds. Of particular importance to the Fund’s performance were the two highest performing equity fund holdings in the portfolio: the Huntington Income Equity Fund (11.7% of the portfolio) and the Huntington Dividend Capture Fund (4.3% of the portfolio). For the year ended December 31, 2011, the Huntington Income Equity Fund Trust shares returned 6.92%, which outperformed the -0.48% return of its benchmark, the S&P 500 Value Index, for the same period. The Huntington Dividend Capture Fund Trust shares returned 6.03%, which outperformed the 2.11% return of its benchmark, the S&P 500 Index.

At the end of 2011, the Balanced Allocation Fund had a 34% allocation to fixed-income funds. Of particular importance to the Fund’s performance were the two highest performing fixed-income fund holdings in the portfolio: the Huntington Fixed-Income Fund (15.3% of the portfolio) and the Huntington Intermediate Government Fund (7.2% of the portfolio). For the year ended December 31, 2011, the Huntington Fixed-Income Fund Trust shares returned 6.26%, which underperformed the 8.74% return of its benchmark, the Barclays Government/Credit Index, for the same period. The Huntington Intermediate Government Income Fund Trust shares returned 5.05%, which underperformed the 5.80% return of its benchmark, the Barclays Capital Intermediate Govt./Credit Index.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The Balanced Allocation Blended Benchmark is a custom blended index comprised of the following two indices with their noted respective weightings: Standard & Poor’s 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%). The Barclays U.S. Aggregate Index is comprised of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index. The S&P 500 Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Annual Shareholder Report

Balanced Allocation Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratio
A	1.88%

The above expense ratio is from the Funds’ prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and BAIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

The risk of investing in the Huntington Asset Allocation Funds is a reflection of the risks of investing in the Underlying Funds in which each Asset Allocation Fund invests. Therefore, it is important that you carefully read the prospectus for each Underlying Fund. Diversification does not assure profit or protect against loss in a declining market. Asset Allocation Funds do not assure or guarantee better performance and cannot eliminate the risk of investment loss. Before investing, you should carefully read the risk disclosure for each of the Underlying Funds, which can be found in the current prospectus. Because the Funds invest in other Funds, the Funds are shareholders of those Underlying Funds and indirectly bear its proportionate share of the operating expenses, including management fees, of the Underlying Funds.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations on July 31, 2009.

†	The S&P 500 and BAIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Conservative Allocation Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Manager: Paula Jurcenko

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2011, the Huntington Conservative Allocation Fund Class A Shares produced a total return (not including the deduction of applicable sales charges) of 2.50% based on net asset value. This performance compares to the 7.84% total return of its benchmark, the Barclay’s U.S. Aggregate Bond Index (BUSAI)1 for the same period, and the 6.70% total return for the Conservative Allocation Indices Blend (CAIB)2 for the same period.

Huntington Asset Advisors, Inc. (the “Adviser”) utilizes optimization software as well as internal and external research to analyze the economy and the capital markets. Based on this information, the Adviser determines the optimal allocation of asset classes to capitalize on current market conditions. Based on these models, the manager constructs the portfolio of the underlying Huntington Funds that comprise the Conservative Allocation Fund. During 2011, the Fund implemented two tactical allocation changes, the first in May and the second in June.

In 2011, the economy experienced flat growth and increased volatility, as global markets faced continued concern over the lack of progress on the European debt situation and the possible weakening of reported corporate earnings. During the year, there were several large market swings, both positive and negative. Because these large market swings were the result of a “confidence crisis” rather than an actual change in fundamentals, tactical asset allocation changes were kept to a minimum. As a result, the Fund avoided the pitfalls of emotional investing that dominated the global marketplace. The first market swing occurred in May, and as a result, Huntington’s Investment Policy Committee (IPC) made a tactical allocation change, which reduced exposure in small- and mid-cap securities to increase large-cap exposure. This change focused the Fund on domestic companies with established track-records and whose earnings typically were more stable than others. This also enabled the Fund to capture dividend income, which was a key component of total portfolio return in 2011. The second tactical allocation change occurred in June, as the IPC reduced the total cash position to increase exposure to commodities and other alternative assets. The coalescence of a price pullback, favorable long-term outlook, and cyclical trends warranted a shift of this nature and provided additional diversification.

At the end of 2011, the Conservative Allocation Fund had a 75% allocation to fixed-income funds. Of particular importance to the Fund’s performance were the two highest performing fixed-income fund holdings in the portfolio: the Huntington Fixed-Income Fund (34.0% of the portfolio) and the Huntington Intermediate Government Fund (15.9% of the portfolio). For the year ended December 31, 2011, the Huntington Fixed-Income Fund Trust shares returned 6.26%, which underperformed the 8.74% return of its benchmark, the Barclays Government/Credit Index, for the same period. The Huntington Intermediate Government Income Fund Trust shares returned 5.05%, which underperformed the 5.80% return of its benchmark, the Barclays Capital Intermediate Govt./Credit Index for the same period.

At the end of 2011, the Conservative Allocation Fund had a 24% allocation to equity funds. Of particular importance to the Fund’s performance were the two highest performing equity fund holdings in the portfolio: the Huntington Income Equity Fund (4.4% of the portfolio) and the Huntington Dividend Capture Fund (1.6% of the portfolio). For the year ended December 31, 2011, the Huntington Income Equity Fund Trust shares returned 6.92%, which outperformed the -0.48% return of its benchmark, the S&P 500 Value Index, for the same period. The Huntington Dividend Capture Fund Trust shares returned 6.03%, which outperformed the 2.11% return of its benchmark, the S&P 500 Index for the same period.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The Barclay’s U.S. Aggregate Bond Index is composed of securities from the Barclay’s Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The Conservative Allocation Blended Benchmark is a custom blended index comprised of the following two indices with their Index (80%). The Barclays U.S. Aggregate Index is comprised of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index. The S&P 500 Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Annual Shareholder Report

Conservative Allocation Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratio
A	1.82%

The above expense ratio is from the Funds’ prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The BUSAI and CAIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

The risk of investing in the Huntington Asset Allocation Funds is a reflection of the risks of investing in the Underlying Funds in which each Asset Allocation Fund invests. Therefore, it is important that you carefully read the prospectus for each Underlying Fund. Diversification does not assure profit or protect against loss in a declining market. Asset Allocation Funds do not assure or guarantee better performance and cannot eliminate the risk of investment loss. Before investing, you should carefully read the risk disclosure for each of the Underlying Funds, which can be found in the current prospectus. Because the Funds invest in other Funds, the Funds are shareholders of those Underlying Funds and indirectly bear its proportionate share of the operating expenses, including management fees, of the Underlying Funds.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations on July 31, 2009.

†	The BUSAI and CAIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Growth Allocation Fund	As of 12/31/11

Management’s Discussion of Fund Performance

Manager: Paula Jurcenko

Senior Vice President

Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2011, the Huntington Growth Allocation Fund Class A Shares produced a total return (not including the deduction of applicable sales charges) of -1.75% based on net asset value. This performance compares to the 2.11% total return of its benchmark, the Standard and Poor’s 500 Index (S&P 500)1 for the same period, and the 3.26% total return for the Growth Allocation Indices Blend (GAIB)2 for the same period.

Huntington Asset Advisors, Inc. (the “Adviser”) utilizes optimization software as well as internal and external research to analyze the economy and the capital markets. Based on this information, the Adviser determines the optimal allocation of asset classes to capitalize on current market conditions. Based on these models, the manager constructs the portfolio of the underlying Huntington Funds that comprise the Conservative Allocation Fund. During 2011, the Fund implemented two tactical allocation changes, the first in May and the second in June.

In 2011, the economy experienced flat growth and increased volatility, as global markets faced continued concern over the lack of progress on the European debt situation and the possible weakening of reported corporate earnings. During the year, there were several large market swings, both positive and negative. Because these large market swings were the result of a “confidence crisis” rather than an actual change in fundamentals, tactical asset allocation changes were kept to a minimum. As a result, the Fund avoided the pitfalls of emotional investing that dominated the global marketplace. The first market swing occurred in May, and as a result, Huntington’s Investment Policy Committee (IPC) made a tactical allocation change, which reduced exposure in small- and mid-cap securities to increase large-cap exposure. This change focused the Fund on domestic companies with established track-records and whose earnings typically were more stable than others. This also enabled the Fund to capture dividend income, which was a key component of total portfolio return in 2011. The second tactical allocation change occurred in June, as the IPC reduced the total cash position to increase exposure to commodities and other alternative assets. The coalescence of a price pullback, favorable long-term outlook, and cyclical trends warranted a shift of this nature and provided additional diversification.

At the end of 2011, the Growth Allocation Fund had an 86% allocation to equity funds. Of particular importance to the Fund’s performance were the two highest performing equity fund holdings in the portfolio: the Huntington Income Equity Fund (15.4% of the portfolio) and the Huntington Dividend Capture Fund (5.6% of the portfolio). For the year ended December 31, 2011, the Huntington Income Equity Fund Trust shares returned 6.92%, which outperformed the -0.48% return of its benchmark, the S&P 500 Value Index, for the same period. The Huntington Dividend Capture Fund Trust shares returned 6.03%, which outperformed the 2.11% return of its benchmark, the S&P 500 Index, for the same period.

At the end of 2011, the Growth Allocation Fund had a 13% allocation to fixed-income funds. Of particular importance to the Fund’s performance were the two highest performing fixed-income fund holdings in the portfolio: the Huntington Fixed-Income Fund (6.1% of the portfolio) and the Huntington Intermediate Government Fund (2.8% of the portfolio). For the year ended December 31, 2011, the Huntington Fixed-Income Fund Trust shares returned 6.26%, which underperformed the 8.74% return of its benchmark, the Barclays Government/Credit Index, for the same period. The Huntington Intermediate Government Income Fund Trust shares returned 5.05%, which underperformed the 5.80% return of its benchmark, the Barclays Capital Intermediate Govt./Credit Index, for the same period.

¿	The composition of the Fund’s holdings is subject to change.

(1)	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

(2)	The Growth Allocation Blended Benchmark is a custom blended index comprised of the following two indices with their noted respective weightings: Standard & Poor’s 500 Index (80%) and the Barclays U.S. Aggregate Bond Index (20%). The Barclays U.S. Aggregate Index is comprised of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index. The S&P 500 Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Annual Shareholder Report

Growth Allocation Fund (Continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

Class	Expense Ratio
A	1.81%

The above expense ratios are from the Funds’ prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and GAIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

The risk of investing in the Huntington Asset Allocation Funds is a reflection of the risks of investing in the Underlying Funds in which each Asset Allocation Fund invests. Therefore, it is important that you carefully read the prospectus for each Underlying Fund. Diversification does not assure profit or protect against loss in a declining market. Asset Allocation Funds do not assure or guarantee better performance and cannot eliminate the risk of investment loss. Before investing, you should carefully read the risk disclosure for each of the Underlying Funds, which can be found in the current prospectus. Because the Funds invest in other Funds, the Funds are shareholders of those Underlying Funds and indirectly bear its proportionate share of the operating expenses, including management fees, of the Underlying Funds.

The funds are distributed by Unified Financial Securities, Inc. (Member FINRA) a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc. the advisor to the Huntington Funds.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1)	The Fund commenced operations on July 31, 2009.

†	The S&P 500 and GAIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Annual Shareholder Report

Huntington Tax-Free Money Market Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Medical	30.0%
General Obligations	16.9%
Multifamily Housing	14.9%
Higher Education	10.8%
General Fund	8.1%
Development	4.6%
Pollution	4.5%
School Districts	3.4%
Cash	2.8%
Water	2.3%
Education	1.5%
Airport	0.2%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds — 92.5%
Colorado — 4.4%
$1,165,000	Colorado Educational & Cultural Facilities Authority, National Jewish Federation Revenue, Series A-5, 0.090%, 4/1/34 (a)	$1,165,000
350,000	Colorado Housing & Finance Authority Revenue, Series E, (Fannie Mae Ins.), 0.100%, 10/15/16 (a)	350,000
350,000	Colorado Housing & Finance Authority Revenue, Series B, (Fannie Mae Ins.), 0.100%, 10/15/16 (a)	350,000
500,000	Colorado Housing & Finance Authority Revenue, Series A, (Fannie Mae Ins.), 0.120%, 10/15/16 (a)	500,000
1,640,000	Crystal Valley County, CO, Metropolitan District No. 1 Revenue, (LOC - Wells Fargo Bank N.A.), 0.090%, 10/1/34 (a)	1,640,000
		4,005,000

Principal Amount		Value

Municipal Bonds — (Continued)
Connecticut — 1.1%
$1,000,000	Hartford, CT, G.O., 2.000%, 4/12/12	$1,003,819
Delaware — 1.2%
1,080,000	University of Delaware Revenue, Series B, (SPA - Bank of America N.A.), 0.080%, 11/1/34 (a)	1,080,000
Florida — 17.8%
800,000	Broward County, FL, Education Facilities Authority Revenue, (LOC - Bank of America N.A.), 0.100%, 4/1/20 (a)	800,000
2,990,000	Broward County, FL, School Board, Certificate Participation, (AGM Ins.), 0.110%, 7/1/21 (a)	2,990,000
1,365,000	Broward County, FL, Housing Finance Authority Revenue, (Freddie Mac Ins.), 0.090%, 12/1/29 (a)	1,365,000
100,000	Broward County, FL, Education Facilities Authority Revenue, (LOC - Citibank N.A.), 0.080%, 11/1/31 (a)	100,000
320,000	Daytona Beach, FL, Capital Improvement Revenue, Series A, 2.000%, 2/1/12	320,348

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Tax-Free Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Florida — (Continued)
$400,000	Jacksonville, FL, Health Facilities Authority Revenue, Baptist Medical Center Project, (LOC-Wells Fargo Bank N.A.), 0.050%, 8/15/21 (a)	$400,000
600,000	Jacksonville, FL, Health Facilities Authority Revenue, Baptist Medical Center Project, (LOC - Wells Fargo Bank N.A.), 0.050%, 8/15/27 (a)	600,000
800,000	North Broward, FL, , Hospital District Revenue, (MBIA Ins. LOC-Wachovia Bank N.A.), 0.060%, 1/15/27 (a)	800,000
200,000	Palm Beach County, FL, Revenue, (LOC - Northern Trust Co.), 0.200%, 5/1/25 (a)	200,000
1,050,000	Palm Beach County, FL, Revenue, (LOC - Northern Trust Co.), 0.200%, 3/1/30 (a)	1,050,000
700,000	Palm Beach County, FL, Revenue, (LOC - Northern Trust Co.), 0.120%, 11/1/36 (a)	700,000
2,450,000	Pinellas County, FL, Health Facilities Authority Revenue, Series A-1, (AGM Ins.), 0.060%, 11/1/38 (a)	2,450,000
3,500,000	Sarasota County, FL, Public Hospital District Hospital Revenue, Sarasota Memorial Hospital, Series A, (LOC - Northern Trust Co.), 0.030%, 7/1/37 (a)	3,500,000
1,100,000	Volusia County, FL, Housing Finance Authority Refunding Revenue, (Fannie Mae Ins.), 0.090%, 1/15/32 (a)	1,100,000
		16,375,348
Georgia — 1.6%
1,500,000	Cobb County, GA, Housing Authority, Tamarron Apartments, (Fannie Mae Ins.), 0.090%, 3/1/24 (a)	1,500,000
Indiana — 4.5%
1,200,000	Indiana State Development Finance Authority Revenue, (LOC - JPMorgan Chase Bank), 0.060%, 11/1/35 (a)	1,200,000
2,900,000	Indiana State Finance Authority, Environmental Revenue, 0.050%, 10/1/40 (a)	2,900,000
		4,100,000
Iowa — 0.7%
600,000	Iowa State Finance Authority, Health Facilities Authority Revenue, Series B, 0.060%, 2/15/35 (a)	600,000

Principal Amount		Value

Municipal Bonds — (Continued)
Michigan — 0.1%
$125,000	Kalamazoo, MI, Hospital Finance Authority Revenue, Series A, 2.000%, 5/15/12	$125,091
Minnesota — 4.8%
445,000	Itasca County, MN, School District No. 318 Referendum, G.O., Series A, 2.000%, 2/1/12	445,522
1,995,000	Minneapolis & St. Paul, MN, Housing & Redevelopment Authority, Health Care Revenue, Allina Health Systems, Series B-1, (LOC - JPMorgan Chase Bank), 0.040%, 11/15/35 (a)	1,995,000
2,000,000	Richfield, MN, Housing Revenue, Woodlake Richfield Apartments Project, (LOC - Wells Fargo Bank N.A.), 0.080%, 10/1/53 (a)	2,000,000
		4,440,522
Missouri — 4.5%
2,270,000	Missouri State Health & Educational Facilities Authority Revenue, Washington University, Series B, (LOC - Wells Fargo Bank N.A.), 0.040%, 2/15/34 (a)	2,270,000
500,000	Missouri State Health & Educational Facilities Authority Revenue, St. Louis University, Series A-2, (LOC - Wells Fargo Bank N.A.), 0.030%, 10/1/35 (a)	500,000
200,000	Missouri State Health & Educational Facilities Authority Revenue, St. Louis University, Series A-1, (LOC - Wells Fargo Bank N.A.), 0.050%, 10/1/35 (a)	200,000
1,200,000	Missouri State Health & Educational Facilities Authority Revenue, St. Louis University, Series B-2, (LOC - Bank of America N.A.), 0.030%, 10/1/35 (a)	1,200,000
		4,170,000
Nebraska — 1.2%
1,100,000	Nebraska Educational Finance Authority Revenue, Creighton University, (LOC - JPMorgan Chase Bank), 0.060%, 7/1/35 (a)	1,100,000
New York — 4.9%
1,235,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Series 3, (SPA - Wells Fargo Bank N.A.), 0.020%, 11/1/22 (a)	1,235,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Tax-Free Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
New York — (Continued)
$1,300,000	New York State Housing Finance Agency Revenue, (Fannie Mae Ins.), 0.040%, 5/15/39 (a)	$1,300,000
2,000,000	Poughkeepsie, NY, G.O., 1.500%, 3/16/12	2,001,418
		4,536,418
North Carolina — 7.5%
2,055,000	Cary, NC, Various Public Improvements, G.O., (SPA - JPMorgan Chase Bank), 0.070%, 6/1/27 (a)	2,055,000
3,500,000	Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, Series B, (LOC - U.S. Bank N.A.), 0.030%, 1/15/26 (a)	3,500,000
400,000	Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, Series H, (LOC - Wells Fargo Bank N.A.), 0.030%, 1/15/45 (a)	400,000
500,000	New Hanover County, NC, Hospital Revenue, Series A-1, (AGM Ins. SPA-Wachovia Bank N.A.), 0.120%, 10/1/23 (a)	500,000
400,000	New Hanover County, NC, Hospital Revenue, Series B-1, (AGM Ins.), 0.120%, 10/1/26 (a)	400,000
		6,855,000
Ohio — 17.8%
1,200,000	Allen County, OH, Hospital Facilities Revenue, Catholic Healthcare, Series C, (LOC - Bank of Nova Scotia), 0.040%, 6/1/34	1,200,000
425,000	Butler County, OH, Capital Funding Revenue, Series A, (LOC - U.S. Bank N.A.), 0.100%, 6/1/35 (a)	425,000
200,000	Butler County, OH, Port Authority Economic Development Lease Revenue, Great Miami Valley YMCA, (LOC - JPMorgan Chase Bank), 0.140%, 9/1/37 (a)	200,000
1,000,000	Central Ohio Solid Waste Authority, G.O., 1.000%, 6/13/12	1,001,785
15,000	Cleveland, OH, Cuyahoga County Port Authority , Carnegie/96th Research Building Project, (LOC - PNC Bank N.A.), 0.080%, 1/1/33 (a)	15,000
160,000	Columbia, OH , Local School District, G.O., (AGM Ins.), 1.500%, 11/1/12	161,152

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$165,000	Columbus, OH, Regional Airport Authority Revenue, Series A, (LOC - U.S. Bank N.A.), 0.100%, 3/1/34 (a)	$165,000
500,000	Deerfield Township, OH, Various Purposes, G.O., 1.250%, 11/1/12	502,065
1,160,000	Franklin County, OH, Industrial Development Revenue, (SPA - JPMorgan Chase Bank) 0.110%, 11/1/14 (a)	1,160,000
800,000	Franklin County, OH, Hospital Revenue, U.S. Health Corp., Series A, (LOC - Citibank N.A.), 0.070%, 12/1/21 (a)	800,000
2,035,000	Green, OH, Street Improvements, G.O., Series B, 1.000%, 6/29/12	2,039,476
362,000	Green, OH, G.O., BAN, Series A, 1.000%, 6/29/12	362,618
220,000	Harrison, OH, G.O., 2.950%, 12/6/12	223,532
1,000,000	Maple Heights, OH, City School District, G.O., 1.250%, 4/12/12	1,000,828
650,000	Marietta, OH, Various Purposes, G.O., 2.000%, 5/17/12	651,923
1,000,000	Marion, OH, Various Purposes, G.O., 1.500%, 7/19/12	1,002,703
725,000	Norton, OH, G.O., 2.000%, 8/23/12	729,607
2,000,000	Ohio State University, Infrastructure Improvements , G.O., Series B, 0.060%, 8/1/21 (a)	2,000,000
500,000	Piqua City, OH, Local School District, G.O., 1.125%, 6/14/12	501,176
1,500,000	Union Township, OH, Various Purposes, G.O., 1.125%, 9/12/12	1,504,925
750,000	Vermilion, OH, Various Purposes, G.O., 1.625%, 10/25/12	753,774
		16,400,564
Pennsylvania — 3.4%
400,000	Allegheny County, PA, Hospital Revenue, UPMC Senior Living Corp., (Fannie Mae Ins.), 0.080%, 7/15/28 (a)	400,000
2,000,000	Pittsburgh, PA, Water & Sewer Authority Revenue, Series B-1, (AGM Ins. SPA - JPMorgan Chase Bank), 0.100%, 9/1/33 (a)	2,000,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Tax-Free Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Pennsylvania — (Continued)
$770,000	State Public School Building Authority Revenue, Harrisburg Area Community College Project, 2.000%, 4/1/12	$772,469
		3,172,469
Tennessee — 1.8%
1,625,000	Jackson, TN, Health Educational & Housing Facility Board Multifamily Revenue, (Fannie Mae Ins.), 0.090%, 5/15/31 (a)	1,625,000
Texas — 7.5%
200,000	Austin Housing Finance Corp., Housing Finance Corporation Multi Family Housing Revenue, Stassney Woods Apartments, Series A, (Fannie Mae Ins. LOC - JPMorgan Chase Bank), 0.090%, 10/15/32 (a)	200,000
2,100,000	Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Series B-2, (LOC - JPMorgan Chase & Co.), 0.060%, 9/1/31 (a)	2,100,000
1,000,000	Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Series A-1, 0.050%, 11/15/47 (a)	1,000,000
1,000,000	Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Series B, 0.060%, 11/15/47 (a)	1,000,000
900,000	Katy, TX, Independent School District, G.O., 0.120%, 8/15/33 (a)	900,000
590,000	North Harris Montgomery Community College District Texas Revenue, Series A, (SPA - Ambac), 3.750%, 2/15/12	592,207
1,110,000	Travis County, TX, Housing Finance Corp., Multifamily Housing Revenue, Series A, (Fannie Mae Ins.), 0.090%, 2/15/34 (a)	1,110,000
		6,902,207
Virginia — 2.6%
850,000	Arlington County, VA, Industrial Development Authority Revenue, Series A, (Fannie Mae Ins.), 0.100%, 3/1/35 (a)	850,000
825,000	Hampton, VA, Redevelopment & Housing Authority Multifamily Housing Revenue, Township Apartments Project, (Fannie Mae Ins.), 0.090%, 10/15/32 (a)	825,000

Principal Amount or Shares		Value

Municipal Bonds — (Continued)
Virginia — (Continued)
$400,000	Roanoke, VA , Industrial Development Authority, Hospital Revenue, Series A-2, (AGM Ins., SPA - Wells Fargo Bank N.A.) 0.050%, 7/1/36 (a)	$400,000
350,000	Virginia Commonwealth University Revenue, Series A, (LOC - Wells Fargo Bank N.A.), 0.030%, 11/1/30 (a)	350,000
		2,425,000
Washington — 0.7%
630,000	Washington Economic Development Finance Authority Revenue, Pioneer Human Services, 0.050%, 9/1/18 (a)	630,000
West Virginia — 0.3%
300,000	West Virginia Economic Development Authority Revenue, Series A, (SPA - PNC Bank N.A.), 0.110%, 7/1/17 (a)	300,000
Wisconsin — 4.1%
280,000	Edgar, WI, School District Revenue, BAN, 1.750%, 3/15/12	280,413
3,500,000	Wisconsin State Health & Educational Facilities Authority Revenue, Series B, 0.060%, 4/1/35 (a)	3,500,000
		3,780,413
Total Municipal Bonds (Cost $85,126,851)		85,126,851
Cash Equivalents — 2.7%
2,495,868	Fidelity Institutional Tax-Exempt Portfolio, Class I, 0.010% (b)	2,495,868
Total Cash Equivalents (Cost $2,495,868)		2,495,868
Total Investments (Cost $87,622,719) — 95.2%		87,622,719
Other Assets in Excess of Liabilities — 4.8%		4,405,621
Net Assets — 100.0%		$92,028,340
(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2011. Date shown represents final maturity date.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

AMBAC — American Municipal Bond Assurance Corp.

BBAN — Bond Anticipation Note

FNMA — Federal National Mortgage Association

G.O. — General Obligation

LOC — Letter of Credit

MBIA — Municipal Bond Insurance Association

SPA — Standby Purchase Agreement

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Money Market Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Commercial Paper	22.9%
U.S. Government Agencies	19.7%
Bankers Acceptances	14.0%
Municipal Bonds	12.8%
Corporate Bonds	11.9%
Yankee Certificates of Deposit	8.9%
Cash	8.9%
Repurchase Agreements	0.9%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Commercial Paper — 20.8%
$15,000,000	ANZ National International Ltd./London, 0.330%, 1/23/12 (a) (b)	$14,996,792
15,000,000	Bank of Nova Scotia, 0.001%, 1/5/12	14,999,992
5,000,000	Deere & Co., 0.090%, 2/2/12	4,999,600
5,000,000	Emerson Electric Co., 0.030%, 1/3/12	4,999,986
5,000,000	Emerson Electric Co., 0.070%, 1/30/12	4,999,718
5,250,000	Johnson & Johnson, 0.060%, 3/21/12	5,249,300
5,000,000	Medtronic, Inc., 0.110%, 5/3/12	4,998,121
5,000,000	PepsiCo, Inc., 0.050%, 2/21/12	4,999,646
5,000,000	Procter & Gamble, 0.140%, 1/10/12	4,999,800
15,000,000	Standard Chartered Bank US, 0.550%, 3/28/12	14,979,700
10,000,000	Toronto Dominion Bank, 0.210%, 1/9/12	9,999,467
Total Commercial Paper (Cost $90,222,122)		90,222,122
U.S. Government Agencies — 17.8%
Federal Farm Credit Bank — 9.8%
15,000,000	0.090%, 5/14/12 (c)	15,000,000
10,000,000	0.200%, 7/6/12 (c)	10,000,000
7,500,000	0.110%, 7/27/12 (c)	7,500,000

Principal Amount		Value

U.S. Government Agencies — (Continued)
Federal Farm Credit Bank — (Continued)
$10,000,000	0.200%, 9/28/12 (c)	$10,002,997
		42,502,997
Federal Home Loan Bank — 8.0%
5,000,000	0.120%, 2/27/12	4,999,148
15,000,000	0.090%, 6/6/12 (c)	15,000,000
15,000,000	0.090%, 7/18/12 (c)	14,999,169
		34,998,317
Total U.S. Government Agencies (Cost $77,501,314)		77,501,314
Bankers Acceptances — 12.7%
30,000,000	JP Morgan Cayman, 0.010%, 1/3/12	30,000,000
25,000,000	Morgan Stanley & Co. LLC, 0.080%, 1/3/12	25,000,000
Total Bankers Acceptances (Cost $55,000,000)		55,000,000
Municipal Bonds — 11.6%
Kentucky — 2.2%
9,600,000	Carroll County, KY, Solid Waste Disposal Revenue, BPB Acquisition Project, (LOC - Bank of America N.A.), AMT, 0.120%, 5/1/31 (c)	9,600,000
New York — 1.4%
6,000,000	New York State Local Government Assistance Corp. Revenue, Series B, (SPA - JPMorgan Chase Bank), 0.070%, 4/1/21 (c)	6,000,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
North Carolina — 3.4%
$5,000,000	Charlotte, NC, Special Obligation Revenue, Uptown Project, (SPA - Wachovia Bank N.A.), 0.350%, 6/1/21 (c)	$5,000,000
4,700,000	North Carolina Capital Facilities Finance Agency Education Facilities Revenue, (LOC - Branch Banking & Trust), 0.120%, 10/1/34 (c)	4,700,000
5,000,000	Winston-Salem, NC, Water & Sewer Systems Revenue, Series B, (SPA - Branch Banking & Trust), 0.080%, 6/1/30 (c)	5,000,000
		14,700,000
Ohio — 3.5%
15,000,000	Ohio State Housing Finance Agency Residential Mortgage Revenue, Series I, (SPA - Citibank N.A.), AMT, 0.120%, 9/1/36 (c)	15,000,000
Texas — 1.1%
5,000,000	Texas State Department of Housing & Community Affairs Multifamily Housing Revenue, (LOC - Citibank N.A.), AMT, 0.130%, 5/1/40 (c)	5,000,000
Total Municipal Bonds (Cost $50,300,000)		50,300,000
Corporate Bonds — 10.8%
Consumer Discretionary — 2.3%
5,000,000	McDonald’s Corp., Series G, MTN, 5.750%, 3/1/12	5,044,124
5,000,000	Walt Disney Co./The, Series B, MTN, 6.375%, 3/1/12	5,049,735
		10,093,859
Financials — 7.3%
2,725,000	Citigroup, Inc., 5.250%, 2/27/12	2,743,677
2,280,000	Citigroup, Inc., 0.680%, 3/16/12 (c)	2,278,478
2,898,000	General Electric Capital Corp, Series NOTZ, MTN, 4.000%, 2/15/12	2,910,511
5,000,000	Goldman Sachs Group, Inc./The, 0.615%, 2/6/12 (c)	5,000,106
5,000,000	Merrill Lynch & Co., Inc., MTN, 0.757%, 6/5/12 (c)	4,996,462
5,000,000	Morgan Stanley, Series F, MTN, 0.638%, 1/9/12 (c)	4,999,947
4,200,000	PNC Funding Corp., 0.568%, 1/31/12 (c)	4,200,244

Principal Amount or Shares		Value

Corporate Bonds — (Continued)
Financials — (Continued)
$4,500,000	Wachovia Corp., Series E, MTN, 0.677%, 3/1/12 (c)	$4,500,612
		31,630,037
Information Technology — 1.2%
5,000,000	Hewlett-Packard Co., 4.250%, 2/24/12	5,027,739
Total Corporate Bonds (Cost $46,751,635)		46,751,635
Yankee Certificates of Deposit — 8.1%
15,000,000	Bank of Montreal, 0.303%, 2/16/12 (c)	15,000,000
15,000,000	Canadian Imperial Bank of Commerce of New York, 0.603%, 7/17/12 (c)	15,013,755
5,000,000	Toronto Dominion Bank, 0.170%, 5/1/12	5,000,000
Total Yankee Certificates of Deposit (Cost $35,013,755)		35,013,755
Cash Equivalents — 8.0%
5,000,000	FFI Institutional Fund, 0.170% (c)	5,000,000
30,000,000	Fidelity Money Market Portfolio, 0.230% (c)	30,000,000
Total Cash Equivalents (Cost $35,000,000)		35,000,000
Repurchase Agreements — 0.9%
3,797,500	Morgan Stanley, 0.005%, dated 12/30/11, due 01/3/12, repurchase price $3,797,502 (collateralized by Freddie Mac, 0.241%, 11/4/13, market value $3,874,768)	3,797,500
Total Repurchase Agreements (Cost $3,797,500)		3,797,500
Total Investments (Cost $393,586,326) — 90.7%		393,586,326
Other Assets in Excess of Liabilities — 9.3%		40,337,730
Net Assets — 100.0%		$433,924,056
(a)	Illiquid security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2011. Date shown represents final maturity date.

(d)	Rate disclosed is the seven day yield as of December 31, 2011.

AMT — Subject to alternative minimum tax

LOC — Letter of Credit

MTN — Medium Term Note

SPA — Standby Purchase Agreement

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Municipal Money Market Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
General Obligations	31.1%
Medical	30.9%
Higher Education	17.8%
Pollution	6.1%
Cash	4.0%
General Fund	3.8%
School Districts	3.2%
Development	0.8%
Utilities	0.7%
Airports	0.5%
Facilities	0.4%
Education	0.4%
Multifamily Housing	0.3%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds — 90.9%
Ohio — 90.9%
$4,600,000	Allen County, OH, Hospital Facilities Revenue, Catholic Healthcare, Series C, (LOC - Bank of Nova Scotia), 0.040%, 6/1/34 (a)	$4,600,000
630,000	Allen County, OH, Hospital Facilities Revenue, Catholic Healthcare, Series A, (LOC - Bank of America N.A.) 1.500%, 10/1/31 (a)	630,000
3,515,000	Allen County, OH, Hospital Facilities Revenue, Catholic Healthcare, Series B, (LOC - JPMorgan Chase Bank), 0.060%, 10/1/31 (a)	3,515,000
900,850	Brecksville-Broadview Heights, OH, City School District, G.O., 2.000%, 5/11/12	904,687
1,135,000	Butler County, OH, Capital Funding Revenue Bond, Series A, (LOC - U.S. Bank N.A.), 0.100%, 6/1/35 (a)	1,135,000
245,000	Cleveland, OH, Municipal School District, G.O., (student credit program), 2.000%, 12/1/12	247,269

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$70,000	Cleveland, OH, Cuyahoga County Port Authority , Carnegie/96th Research Building Project, (LOC -PNC Bank N.A.), 0.080%, 1/1/33 (a)	$70,000
2,720,000	Cleveland, OH, Cuyahoga County Port Authority , (LOC -JPMorgan Chase Bank), 0.070%, 1/1/37 (a)	2,720,000
3,140,000	Cleveland, OH, Cuyahoga County Port Authority , Carnegie/96th Research Building Project, (LOC - JPMorgan Chase Bank), 0.100%, 1/1/37 (a)	3,140,000
550,000	Cleveland, OH, Cuyahoga County Port Authority Educational Facilities Revenue, (LOC - JPMorgan Chase Bank), 0.110%, 4/1/38 (a)	550,000
1,700,000	Columbus, OH,G.O., Series 1, (SPA - JPMorgan Chase Bank), 0.060%, 6/1/16 (a)	1,700,000
310,000	Columbus, OH, G.O., Series 1, 0.060%, 12/1/17 (a)	310,000
4,675,000	Columbus, OH, G.O., Series 1, 0.040%, 12/1/26 (a)	4,675,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Municipal Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$720,000	Columbus, OH, Regional Airport Authority Revenue, Series A, (LOC - U.S. Bank N.A.), 0.100%, 3/1/34 (a)	$720,000
3,610,000	Columbus, OH, Regional Airport Authority Capital Funding Revenue, (LOC - U.S. Bank N.A.), 0.100%, 7/1/35 (a)	3,610,000
370,000	Columbus, OH, Regional Airport Authority Capital Funding Revenue, (LOC - U.S. Bank N.A.), 0.100%, 12/1/36 (a)	370,000
4,760,000	Cuyahoga County, OH, Revenue, Cleveland Clinic - Subseries B3, (SPA - Bank of America N.A.), 0.050%, 1/1/39 (a)	4,760,000
9,005,000	Cuyahoga County, OH, Revenue, Cleveland Clinic - Subseries B1, (SPA - JPMorgan Chase Bank), 0.030%, 1/1/39 (a)	9,005,000
1,000,000	Deerfield Township, OH, Various Purposes, G.O., 1.250%, 11/1/12	1,004,131
1,440,000	Euclid, OH, Various Purposes, G.O., 1.500%, 6/14/12	1,443,860
1,135,000	Franklin County, OH, Industrial Development Revenue, (SPA - JPMorgan Chase Bank) 0.110%, 11/1/14 (a)	1,135,000
970,000	Franklin County, OH, Economic Development Revenue, (LOC - Bank One N.A.), 0.110%, 4/1/21 (a)	970,000
150,000	Franklin County, OH, Hospital Revenue, Nationwide Hospital, Series G, (SPA - JPMorgan Chase Bank), 0.070%, 5/1/29 (a)	150,000
4,000,000	Franklin County, OH, Hospital Revenue, OhioHealth Facilities, Series A, (SPA - Barclays Bank PLC), 0.080%, 11/15/41 (a)	4,000,000
5,000,000	Franklin County, OH, Hospital Revenue, OhioHealth Facilities, Series B, (SPA - Barclays Bank PLC), 0.080%, 11/15/41 (a)	5,000,000
405,000	Hamilton County, OH, Parking Facility Improvements Revenue, (LOC - U.S. Bank N.A.), 0.100%, 12/1/26 (a)	405,000
1,210,000	Hamilton County, OH, Hospital Facilities Revenue, Children’s Hospital Medical Center, (LOC - JPMorgan Chase Bank), 0.100%, 5/15/28 (a)	1,210,000

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$2,470,000	Hamilton County, OH, Hospital Facilities Revenue, Children’s Hospital Medical Center, (LOC - U.S. Bank N.A.), 0.100%, 5/15/28 (a)	$2,470,000
500,000	Heath, OH, Water Tank Facilities Improvement, G.O., 1.500%, 3/9/12	500,460
6,600,000	Kent State University, OH, General Receipts Revenue, (Various), Series B, (LOC - Bank of America N.A.), 0.090%, 5/1/32 (a)	6,600,000
1,000,000	Lake County, OH, Various Purposes, G.O., 1.500%, 6/28/12	1,002,916
2,849,000	Licking County, OH, County Road Improvement, G.O., 1.000%, 6/13/12	2,854,069
205,000	Licking Heights, OH, Local School District, G.O., 2.000%, 12/1/12	207,612
585,000	Lockland, OH, Various Purposes , G.O., 2.150%, 3/14/12	586,095
1,511,000	Maple Heights, OH, City School District, G.O., 1.250%, 4/12/12	1,512,251
1,150,000	Marysville, OH, Firestation Construction Notes, G.O., 1.250%, 10/25/12	1,155,577
150,000	Medina County, OH, Library District, G.O., 2.000%, 12/1/12	152,049
1,200,000	Montgomery County, OH, Revenue, Various Catholic Health, Series B-1, (SPA - Bank of NY Mellon), 0.100%, 3/1/27 (a)	1,200,000
1,060,000	Ohio Air Quality Development Authority Refunding Revenue, (LOC - UBS AG), 0.090%, 3/1/23 (a)	1,060,000
5,100,000	Ohio Air Quality Development Authority Refunding Revenue, (LOC - Bank of Nova Scotia), 0.070%, 2/1/26 (a)	5,100,000
750,000	Ohio Air Quality Development Authority Refunding Revenue, Series B, (LOC - Wells Fargo Bank N.A.), 0.090%, 12/1/33 (a)	750,000
400,000	Ohio Housing Finance Agency Multifamily Revenue, (Housing Chambrel at Montrose), Series F, (Fannie Mae Ins.) 0.120%, 11/15/32 (a)	400,000
4,150,000	Ohio State, Infrastructure Improvements , G.O., Series B, 0.070%, 8/1/17 (a)	4,150,000

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Municipal Money Market Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$6,835,000	Ohio State, Infrastructure Improvements , G.O., Series D, 0.070%, 2/1/19 (a)	$6,835,000
2,000,000	Ohio State, Infrastructure Improvements , G.O., Series A, 0.070%, 2/1/23 (a)	2,000,000
2,920,000	Ohio State, G.O., Series B, 0.060%, 3/15/25 (a)	2,920,000
425,000	Ohio State, School Improvements, G.O., Series A, 0.060%, 3/15/25 (a)	425,000
2,060,000	Ohio State, G.O., Series C, 0.070%, 6/15/26 (a)	2,060,000
945,000	Ohio State Higher Educational Facilities Revenue, Xavier University Project, (LOC - U.S. Bank N.A.), 0.100%, 5/1/15 (a)	945,000
1,335,000	Ohio State Higher Educational Facilities Revenue, Marietta College Project, (LOC - JPMorgan Chase Bank), 0.100%, 12/1/24 (a)	1,335,000
2,690,000	Ohio State Higher Educational Facilities Revenue, Xavier University Project, Series B, (LOC - U.S. Bank N.A.), 0.100%, 11/1/30 (a)	2,690,000
345,000	Ohio State Higher Educational Facilities Revenue, Marietta College Project, (LOC - JPMorgan Chase Bank), 0.100%, 12/1/32 (a)	345,000
650,000	Ohio State Higher Educational Facilities Revenue, Dominican University Project, (LOC - JPMorgan Chase Bank), 0.100%, 12/1/37 (a)	650,000
5,500,000	Ohio State Higher Educational Facilities Revenue, Case Western Reserve, Series B-2, (LOC - Bank of America N.A.), 0.040%, 12/1/44 (a)	5,500,000
500,000	Ohio State Higher Educational Facilities Revenue, Case Western Reserve, Series B-1, (LOC - Bank of America N.A.), 0.080%, 12/1/44 (a)	500,000
4,565,000	Ohio State University, Infrastructure Improvements , G.O., Series B, 0.060%, 8/1/21 (a)	4,565,000
3,560,000	Ohio State University, General Receipts Revenue, (SPA - Huntington National Bank), 0.020%, 12/1/27 (a)	3,560,000

Principal Amount or Shares		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$110,000	Ohio State University, Revenue, Series B, 0.060%, 12/1/28 (a)	$110,000
2,200,000	Ohio State University, G.O., Series B, 0.060%, 6/1/35 (a)	2,200,000
1,200,000	Ohio State Water Development Authority Revenue, Series A, (LOC - UBS AG), 0.040%, 5/15/19 (a)	1,200,000
300,000	Ohio State Water Development Authority Revenue, Series B, (LOC - Wachovia Bank N.A.), 0.050%, 12/1/33 (a)	300,000
425,000	Olmsted Falls, OH, City School District, G.O., 1.800%, 12/6/12	428,123
240,000	Paulding County, OH, G.O., 2.750%, 9/6/12	243,241
1,000,000	Piqua City, OH, Local School District, G.O., 1.125%, 6/14/12	1,002,352
681,000	Richland County, OH, G.O., Series B, 1.250%, 7/26/12	683,492
850,000	Rossford, OH, G.O., 1.000%, 4/13/12	850,710
930,000	Trumbull County, OH, G.O., Series B, 1.750%, 3/16/12	931,700
1,815,000	Vermilion, OH, Various Purposes, G.O., 1.625%, 10/25/12	1,824,133
Total Municipal Bonds (Cost $131,784,727)		131,784,727
Cash Equivalents — 3.8%
5,524,289	Fidelity Institutional Tax-Exempt Portfolio, Class I, 0.010% (b)	5,524,289
Total Cash Equivalents (Cost $5,524,289)		5,524,289
Total Investments (Cost $137,309,016) — 94.7%		137,309,016
Other Assets in Excess of Liabilities — 5.3%		7,760,662
Net Assets — 100.0%		$145,069,678
(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2011. Date shown represents final maturity date.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

G.O.	— General Obligation

LOC	— Letter of Credit

SPA	— Standby Purchase Agreement

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington U.S. Treasury Money Market Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S. Treasury Obligations	76.1%
Repurchase Agreements	23.9%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

U.S. Treasury Obligations — 62.5%
U.S. Treasury Bills — 62.5%
$9,708,000	0.001%, 1/5/12	$9,708,000
12,439,000	0.010%, 1/12/12	12,438,947
19,515,000	0.010%, 1/19/12	19,514,925
7,500,000	0.100%, 1/26/12	7,499,479
30,000,000	0.010%, 2/2/12	29,999,733
10,000,000	0.010%, 2/23/12	9,999,779
30,000,000	0.001%, 3/1/12	30,000,000
30,000,000	0.001%, 3/8/12	30,000,000
30,000,000	0.050%, 3/15/12	29,996,916
10,000,000	0.040%, 4/12/12	9,998,866
15,000,000	0.050%, 5/24/12	14,997,000
5,000,000	0.020%, 6/28/12	4,999,502
		209,153,147
Total U.S. Treasury Obligations (Cost $209,153,147)		209,153,147
Repurchase Agreements — 19.6%
30,000,000	Bank of America, 0.005%, dated 12/28/11, due 1/4/12, repurchase price $30,000,029 (collateralized by U.S. Treasury Bonds, 3.125%, 5/15/21, market value $30,737,372)	30,000,000

Principal Amount		Value

Repurchase Agreements — (Continued)
$30,000,000	Goldman Sachs, 0.010%, dated 12/27/11, due 1/3/12, repurchase price $30,000,058 (collateralized by U.S. Treasury Bonds, 4.750%, 2/15/37, market value $30,891,671)	$30,000,000
5,791,100	Morgan Stanley, 0.005%, dated 12/30/11, due 1/3/12, repurchase price $5,791,103 (collateralized by U.S. Treasury Bonds, 2.125%,11/30/14, market value $5,928,379)	5,791,100
Total Repurchase Agreements (Cost $65,791,100)		65,791,100
Total Investments (Cost $274,944,247) — 82.1%		274,944,247
Other Assets in Excess of Liabilities — 17.9%		59,963,553
Net Assets — 100.0%		$334,907,800

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Disciplined Equity Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Information Technology	20.0%
Energy	13.0%
Consumer Staples	12.6%
Health Care	10.4%
Financials	10.2%
Industrials	9.3%
Cash[1]	7.4%
Consumer Discretionary	7.2%
Telecommunication Services	3.8%
Options Purchased	2.7%
Materials	2.0%
Utilities	0.9%
Exchange-Traded Funds	0.5%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 90.2%
Consumer Discretionary — 7.3%
4,000	Amazon.com, Inc. (a) *	$692,400
24,000	Comcast Corp., Class A (a)	569,040
25,000	Ford Motor Co.	269,000
17,000	Home Depot, Inc. (a)	714,680
8,600	McDonald’s Corp. (a)	862,838
20,000	News Corp.	363,600
3,000	NIKE, Inc. (a)	289,110
6,000	Target Corp. (a)	307,320
9,000	Time Warner, Inc.	325,260
20,200	Walt Disney Co./The (a)	757,500
		5,150,748
Consumer Staples — 12.7%
17,000	Altria Group, Inc.	504,050
21,000	Coca-Cola Co./The (a)	1,469,370
5,000	Colgate-Palmolive Co. (a)	461,950
5,700	Costco Wholesale Corp. (a)	474,924
17,800	Kraft Foods, Inc., Class A (a)	665,008
1,700	Kroger Co./The (a)	41,174
15,000	PepsiCo, Inc.	995,250
15,000	Philip Morris International, Inc. (a)	1,177,200
24,000	Procter & Gamble Co. (a)	1,601,040
20,000	Walgreen Co.	661,200
16,000	Wal-Mart Stores, Inc. (a)	956,160
		9,007,326

Shares		Value

Common Stocks — (Continued)
Energy — 13.2%
4,800	Apache Corp. (a)	$434,784
12,800	Baker Hughes, Inc. (a)	622,592
18,000	Chevron Corp. (a)	1,915,200
13,700	ConocoPhillips (a)	998,319
42,000	Exxon Mobil Corp. (a)	3,559,920
12,000	Halliburton Co. (a)	414,120
6,000	Occidental Petroleum Corp. (a)	562,200
12,000	Schlumberger Ltd. (a)	819,720
		9,326,855
Financials — 10.2%
11,300	American Express Co. (a)	533,021
42,000	Bank of America Corp. (a)	233,520
17,000	Bank of New York Mellon Corp./The (a)	338,470
14,500	Berkshire Hathaway, Inc., Class B (a) *	1,106,350
6,700	Chubb Corp./The (a)	463,774
15,000	Citigroup, Inc.	394,650
35,500	JPMorgan Chase & Co. (a)	1,180,375
10,000	MetLife, Inc.	311,800
30,000	Morgan Stanley (a)	453,900
1,500	Travelers Cos., Inc./The	88,755
30,500	U.S. Bancorp (a)	825,025
48,500	Wells Fargo & Co. (a)	1,336,660
		7,266,300

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Disciplined Equity Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Health Care — 10.5%
16,200	Abbott Laboratories (a)	$910,926
11,700	Amgen, Inc. (a)	751,257
4,900	Baxter International, Inc. (a)	242,452
15,200	Bristol-Myers Squibb Co. (a)	535,648
6,000	Gilead Sciences, Inc. (a) *	245,580
23,000	Johnson & Johnson (a)	1,508,340
8,000	Medtronic, Inc.	306,000
25,000	Merck & Co., Inc. (a)	942,500
71,000	Pfizer, Inc.	1,536,440
9,000	UnitedHealth Group, Inc. (a)	456,120
		7,435,263
Industrials — 9.3%
8,300	3M Co. (a)	678,359
6,500	Boeing Co./The (a)	476,775
5,000	Caterpillar, Inc. (a)	453,000
7,000	Emerson Electric Co. (a)	326,130
2,500	FedEx Corp.	208,775
800	Fluor Corp. (a)	40,200
7,600	General Dynamics Corp. (a)	504,716
90,000	General Electric Co. (a)	1,611,900
8,500	Honeywell International, Inc.	461,975
4,500	Union Pacific Corp. (a)	476,730
12,000	United Parcel Service, Inc., Class B (a)	878,280
7,000	United Technologies Corp. (a)	511,630
		6,628,470
Information Technology — 20.2%
8,500	Apple, Inc. (a) *	3,442,500
38,500	Cisco Systems, Inc. (a)	696,080
15,000	Dell, Inc. *	219,450
21,700	EMC Corp. (a) *	467,418
2,200	Google, Inc., Class A (a) *	1,420,980
10,000	Hewlett-Packard Co.	257,600
50,000	Intel Corp. (a)	1,212,500
11,000	International Business Machines Corp. (a)	2,022,680
1,000	MasterCard, Inc., Class A (a)	372,820
60,000	Microsoft Corp. (a)	1,557,600
36,500	Oracle Corp. (a)	936,225
13,000	QUALCOMM, Inc. (a)	711,100
10,000	Texas Instruments, Inc.	291,100
7,000	Visa, Inc., Class A (a)	710,710
		14,318,763
Materials — 2.0%
10,000	Alcoa, Inc.	86,500
10,000	Dow Chemical Co./The	287,600
10,500	Du Pont (E.I.) de Nemours & Co. (a)	480,690
7,500	Freeport-McMoRan Copper & Gold, Inc., Class B (a)	275,925
1,000	Monsanto Co.	70,070
2,100	Newmont Mining Corp. (a)	126,021
1,000	PPG Industries, Inc. (a)	83,490
		1,410,296

Shares or Contracts		Value

Common Stocks — (Continued)
Telecommunication Services — 3.9%
55,000	AT&T, Inc.	$1,663,200
27,000	Verizon Communications, Inc. (a)	1,083,240
		2,746,440
Utilities — 0.9%
5,500	Exelon Corp. (a)	238,535
1,000	NextEra Energy, Inc. (a)	60,880
8,000	Southern Co./The	370,320
		669,735
Total Common Stocks (Cost $58,117,808)		63,960,196
Exchange-Traded Funds — 0.5%
4,700	Technology Select Sector SPDR Fund (a)	119,615
6,400	Utilities Select Sector SPDR Fund (a)	230,272
Total Exchange-Traded Funds (Cost $298,485)		349,887
Options Purchased — 2.7%
50	S&P 100 Index, Put @ $530, Expiring January 2012	9,500
380	S&P 100 Index, Put @ $540, Expiring January 2012	112,100
100	S&P 100 Index, Put @ $560, Expiring December 2012	528,000
300	S&P 100 Index, Put @ $560, Expiring February 2012	423,000
200	S&P 100 Index, Put @ $560, Expiring June 2012	666,000
100	S&P 100 Index, Put @ $560, Expiring March 2012	200,500
Total Options Purchased (Cost $4,065,890)		1,939,100
Cash Equivalents — 7.5%
2,324,440	Huntington Money Market Fund, Trust Shares, 0.010% (b) (c)	2,324,440
2,996,251	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	2,996,251
Total Cash Equivalents (Cost $5,320,691)		5,320,691
Total Investments (Cost $67,802,874) — 100.9%		71,569,874
Liabilities in Excess of Other Assets — (0.9)%		(614,875)
Net Assets — 100.0%		$ 70,954,999
(a)	All or a portion of the security is held as collateral for written options.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2011.

*	Non-income producing security.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Dividend Capture Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Common Stocks	72.1%
Preferred Stocks	22.1%
Exchange Traded Funds	4.6%
Cash[1]	1.2%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 71.9%
Consumer Discretionary — 6.2%
50,000	Bob Evans Farms, Inc.	$1,677,000
110,500	Gap, Inc./The	2,049,775
36,500	Genuine Parts Co.	2,233,800
62,000	H & R Block, Inc.	1,012,460
43,000	Hillenbrand, Inc.	959,760
18,000	Tupperware Brands Corp.	1,007,460
		8,940,255
Consumer Staples — 5.3%
10,000	Colgate-Palmolive Co. (a)	923,900
18,500	H.J. Heinz Co.	999,740
23,250	Kimberly-Clark Corp.	1,710,270
38,000	Kraft Foods, Inc., Class A	1,419,680
36,000	Walgreen Co.	1,190,160
23,500	Wal-Mart Stores, Inc.	1,404,360
		7,648,110
Energy — 8.7%
57,500	Cenovus Energy, Inc.	1,909,000
28,250	Chevron Corp.	3,005,800
45,500	ConocoPhillips	3,315,585
19,000	Exxon Mobil Corp.	1,610,440
25,000	Royal Dutch Shell PLC ADR	1,827,250
16,500	Total SA ADR	843,315
		12,511,390
Financials — 16.7%
40,500	American Financial Group, Inc.	1,494,045
51,000	Bank of Montreal	2,795,310
41,500	Cullen/Frost Bankers, Inc.	2,195,765
61,500	Federated Investors, Inc., Class B	931,725
34,000	JPMorgan Chase & Co.	1,130,500
22,500	M&T Bank Corp.	1,717,650
110,500	NYSE Euronext	2,884,050
34,000	Principal Financial Group, Inc.	836,400
44,000	Royal Bank of Canada	2,242,240
31,500	Toronto-Dominion Bank/The	2,356,515
26,500	Travelers Cos., Inc./The	1,568,005

Shares		Value

Common Stocks — (Continued)
Financials — (Continued)
63,000	U.S. Bancorp	$1,704,150
91,250	Waddell & Reed Financial, Inc., Class A	2,260,262
		24,116,617
Health Care — 4.9%
26,500	Abbott Laboratories	1,490,095
26,500	AstraZeneca PLC ADR	1,226,685
34,000	Baxter International, Inc.	1,682,320
41,000	Cardinal Health, Inc.	1,665,010
25,500	Eli Lilly & Co.	1,059,780
		7,123,890
Industrials — 6.5%
27,000	3M Co.	2,206,710
52,500	Brady Corp., Class A	1,657,425
45,000	CSX Corp.	947,700
28,500	General Dynamics Corp.	1,892,685
56,500	General Electric Co.	1,011,915
53,000	Waste Management, Inc.	1,733,630
		9,450,065
Information Technology — 7.0%
53,000	Cisco Systems, Inc.	958,240
62,500	Corning, Inc.	811,250
27,500	Harris Corp.	991,100
78,500	Intel Corp.	1,903,625
89,500	Microsoft Corp.	2,323,420
33,000	Paychex, Inc.	993,630
88,299	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,139,940
49,000	Total System Services, Inc.	958,440
		10,079,645
Materials — 2.1%
49,500	Sensient Technologies Corp.	1,876,050
40,000	Southern Copper Corp.	1,207,200
		3,083,250

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Dividend Capture Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Real Estate Investment Trusts — 8.1%
23,000	Acadia Realty Trust	$463,220
6,500	Boston Properties, Inc.	647,400
10,000	EastGroup Properties, Inc.	434,800
12,000	Entertainment Properties Trust	524,520
2,500	Essex Property Trust, Inc.	351,275
20,000	HCP, Inc.	828,600
27,000	Highwoods Properties, Inc.	801,090
9,500	Home Properties, Inc.	546,915
70,000	Kimco Realty Corp.	1,136,800
41,000	Liberty Property Trust	1,266,080
14,250	Mid-America Apartment Communities, Inc.	891,338
10,500	National Health Investors, Inc.	461,790
57,000	Omega Healthcare Investors, Inc.	1,102,950
22,000	ProLogis, Inc.	628,980
5,000	Simon Property Group, Inc.	644,700
19,000	Ventas, Inc.	1,047,470
		11,777,928
Telecommunication Services — 2.8%
54,000	AT&T, Inc.	1,632,960
28,000	Verizon Communications, Inc.	1,123,360
113,500	Windstream Corp.	1,332,490
		4,088,810
Utilities — 3.6%
55,000	Duke Energy Corp.	1,210,000
29,750	Entergy Corp.	2,173,238
42,000	Exelon Corp.	1,821,540
		5,204,778
Total Common Stocks (Cost $100,833,418)		104,024,738
Preferred Stocks — 22.1%
Financials — 14.8%
45,000	Allianz SE, 8.375%	1,148,909
25,000	American Financial Group, Inc., 7.000%	655,250
45,000	Ameriprise Financial, Inc., 7.750%	1,273,950
6,229	Barclays Bank PLC, 6.625%	114,240
85,000	BB&T Capital Trust V, 8.950%	2,227,850
50,000	Credit Suisse Guernsey, 7.900%	1,277,500
26,000	General Electric Capital Corp., 6.000%	672,620
85,000	JPMorgan Chase Capital XXVI, 8.000%	2,201,500
75,000	M&T Capital Trust IV, 8.500%	1,947,750
45,000	Merrill Lynch & Co. Capital Trust V, Series F, 7.280%	926,550
60,000	Morgan Stanley Capital Trust, 6.600%	1,305,600
29,000	PartnerRe Ltd, Series D, 6.500%	726,450
30,000	PLC Capital Trust IV, 7.250%	753,000
65,000	PNC Capital Trust E, 7.750%	1,698,450
50,000	Prudential Financial, Inc., 9.000%	1,360,500
45,000	RenaissanceRe Holdings Ltd., Series C, 6.080%	1,109,700
75,000	Wells Fargo Capital XII, 7.875%	1,949,250
		21,349,069

Shares		Value

Preferred Stocks — (Continued)
Real Estate Investment Trusts — 2.5%
65,000	Kimco Realty Corp., Series G, 7.750%	$1,673,750
72,000	Vornado Realty LP, 7.875%	1,978,560
		3,652,310
Telecommunication Services — 0.8%
41,000	Qwest Corp, 7.500%	1,082,400
Utilities — 4.0%
70,000	Dominion Resources, Inc., Class A, 8.375%	2,055,900
11,840	Interstate Power & Light Co., Series B, 8.375%	337,440
80,000	NextEra Energy Capital Holdings, Inc., Series F, 8.750%	2,324,000
40,000	Xcel Energy, Inc., 7.600%	1,086,000
		5,803,340
Total Preferred Stocks (Cost $31,231,366)		31,887,119
Exchange-Traded Funds — 4.6%
66,250	iShares S&P 500 Value Index Fund	3,831,237
113,000	Technology Select Sector SPDR Fund	2,875,850
Total Exchange-Traded Funds (Cost $6,037,132)		6,707,087
Cash Equivalents — 1.2%
1,668,276	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	1,668,276
Total Cash Equivalents (Cost $1,668,276)		1,668,276
Total Investments (Cost $139,770,192) — 99.8%		144,287,220
Other Assets in Excess of Liabilities — 0.2%		353,282
Net Assets — 100.0%		$144,640,502
(a)	All or a portion of the security is held as collateral for options.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2011.

ADR — American Depositary Receipt

LP — Limited Partnership

PLC	— Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Global Select Markets Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Common Stocks	88.9%
Foreign Bonds	8.7%
Exchange-Traded Funds	2.3%
Options Purchased	0.1%
Cash[1]	0.0%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 88.7%
Brazil — 14.6%
Consumer Discretionary — 5.5%
39,500	Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR	$1,425,555
20,384	Lojas Americanas SA	156,421
40,000	Restoque Comercio e Confeccoes de Roupas SA *	585,994
		2,167,970
Energy — 1.9%
30,000	Petroleo Brasileiro SA ADR	745,500
Financials — 0.8%
18,000	Itau Unibanco Holding SA	328,318
Health Care — 1.3%
36,000	OdontoPrev SA	513,872
Information Technology — 0.8%
20,000	Redecard SA	313,281
Materials — 1.6%
30,000	Vale SA ADR	643,500
Telecommunication Services — 2.7%
38,750	Telefonica Brasil SA ADR	1,059,038
		5,771,479
Canada — 2.4%
Materials — 2.4%
23,000	Potash Corporation of Saskatchewan, Inc.	949,440
Cayman Islands — 2.8%
Consumer Discretionary — 2.8%
440,000	Wynn Macau Ltd.	1,104,731

Shares		Value

Common Stocks — (Continued)
Chile — 1.1%
Materials — 1.1%
8,000	Sociedad Quimica y Minera de Chile SA ADR	$430,800
China — 10.6%
Consumer Staples — 2.2%
155,000	Tsingtao Brewery Co. Ltd.	858,162
Energy — 4.9%
500,000	China Oilfield Services Ltd.	789,277
9,000	PetroChina Co. Ltd. ADR	1,118,790
		1,908,067
Financials — 2.7%
900,000	Agricultural Bank of China Ltd.	387,042
900,000	Bank of China Ltd.	331,419
500,000	China Construction Bank Corp.	348,930
		1,067,391
Health Care — 0.8%
360,000	Shandong Weigao Group Medical Polymer Co. Ltd.	324,003
		4,157,623
Germany — 1.1%
Information Technology — 1.1%
8,500	SAP AG ADR	450,075
Hong Kong — 1.5%
Information Technology — 1.5%
390,000	Digital China Holdings Ltd.	604,589
India — 8.8%
Consumer Discretionary — 1.6%
50,000	Mahindra & Mahindra Ltd.	642,420

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Global Select Markets Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
India — (Continued)
Energy — 1.1%
150,000	Petronet LNG Ltd.	$440,403
Financials — 3.2%
13,000	Axis Bank Ltd.	197,970
23,000	ICICI Bank Ltd. ADR	607,890
160,000	Rural Electrification Corp. Ltd.	463,582
		1,269,442
Health Care — 1.2%
55,000	Lupin Ltd	464,181
Materials — 0.6%
105,000	Hindalco Industries Ltd.	229,233
Utilities — 1.1%
60,000	Indraprastha Gas Ltd.	424,743
		3,470,422
Indonesia — 16.6%
Consumer Discretionary — 3.0%
145,000	Astra International Tbk PT	1,183,673
Consumer Staples — 1.7%
1,300,000	Indofood Sukses Makmur Tbk PT	659,680
Financials — 5.7%
1,200,000	Bank Central Asia Tbk PT	1,059,018
311,163	Bank Mandiri Tbk PT	231,699
1,300,000	Bank Rakyat Indonesia Persero Tbk PT	968,009
		2,258,726
Industrials — 2.6%
360,151	United Tractors Tbk PT	1,046,881
Materials — 2.5%
4,040,000	Holcim Indonesia Tbk PT	969,333
Utilities — 1.1%
1,200,000	Perusahaan Gas Negara PT	420,298
		6,538,591
Poland — 3.5%
Financials — 2.0%
3,200	Bank Pekao SA	130,942
9,000	Bre Bank SA *	641,609
		772,551
Utilities — 1.5%
100,000	Polska Grupa Energetyczna SA	599,878
		1,372,429
Republic of South Korea — 12.8%
Consumer Discretionary — 4.2%
63,000	Dong Ah Tire & Rubber Co Ltd.	606,397
5,800	Hyundai Motor Co.	1,066,471
		1,672,868

Principal Amount or Shares		Value

Common Stocks — (Continued)
Republic of South Korea — (Continued)
Consumer Staples — 2.3%
2,150	LG Household & Health Care Ltd.	$904,804
Financials — 1.3%
21,420	Korean Reinsurance Co.	277,365
7,000	Shinhan Financial Group Co. Ltd.	240,202
		517,567
Industrials — 1.6%
2,750	Hyundai Heavy Industries Co. Ltd.	610,109
Materials — 3.4%
1,400	Korea Zinc Co. Ltd.	367,403
12,000	POSCO ADR	985,200
		1,352,603
		5,057,951
Taiwan — 10.2%
Consumer Staples — 1.0%
70,000	President Chain Store Corp.	380,711
Financials — 2.0%
745,461	Fubon Financial Holding Co. Ltd.	787,528
Materials — 5.9%
902,863	Asia Cement Corp.	1,011,845
275,000	Formosa Plastics Corp.	732,415
243,000	Taiwan Fertilizer Co. Ltd.	564,688
		2,308,948
Telecommunication Services — 1.3%
15,708	Chunghwa Telecom Co. Ltd. ADR	522,762
		3,999,949
United Kingdom — 1.4%
Materials — 1.4%
11,000	Rio Tinto PLC ADR	538,120
United States — 1.3%
Materials — 1.3%
38,000	Globe Specialty Metals, Inc.	508,820
Total Common Stocks (Cost $38,756,625)		34,955,019
Foreign Bonds — 8.7%
200,000	Australian Government, Series 119, 6.250%, 4/15/15 (a)	224,213
200,000	Australian Government, Series 120, 6.000%, 2/15/17 (a)	230,334
750,000	Brazilian Government International Bond, 12.500%, 1/5/16 (b)	474,913
200,000	Canadian Government Bond, 4.000%, 6/1/17 (c)	223,053
350,000	European Bank for Reconstruction & Development, Series E, MTN, 9.500%, 11/6/13 (b)	191,932
600,000	Goldman Sachs Group, Inc./The, 7.750%, 11/23/16 (a)	606,853

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Global Select Markets Fund	(Continued)

Principal Amount, Shares or Contracts		Value

Foreign Bonds — (Continued)
4,200,000,000	Indonesian Government, Series FR23, 11.000%, 12/15/12 (d)	$491,414
1,700,000,000	Indonesian Government, Series FR55, 7.375%, 9/15/16 (d)	202,857
4,700,000,000	Indonesian Government, Series FR53, 8.250%, 7/15/21 (d)	596,623
1,700,000,000	KFW, Series E, 7.500%, 7/17/12 (d)	187,797
Total Foreign Bonds (Cost $3,269,026)		3,429,989
Exchange-Traded Funds — 2.3%
10,000	ProShares Ultra FTSE China 25 *	454,000
7,000	ProShares Ultra MSCI Emerging Markets *	447,440
Total Exchange-Traded Funds (Cost $1,005,403)		901,440
Options Purchased — 0.1%
10	MasterCard, Inc. Call @ $335, Expiring January 2012	38,750
Total Options Purchased (Cost $29,080)		38,750
Cash Equivalents — 0.0%
15,861	Huntington Money Market Fund, Interfund Shares, 0.010% (e) (f) (g)	15,861
50	Fidelity Institutional Money Market Portfolio, 0.230% (f)	50
Total Cash Equivalents (Cost $15,911)		15,911
Total Investments (Cost $43,076,045) — 99.8%		39,341,109
Other Assets in Excess of Liabilities — 0.2%		70,811
Net Assets — 100.0%		$39,411,920
(a)	Foreign-denominated security. Principal amount is reported in Australian Dollars.

(b)	Foreign-denominated security. Principal amount is reported in Brazilian Real.

(c)	Foreign-denominated security. Principal amount is reported in Canadian Dollars.

(d)	Foreign-denominated security. Principal amount is reported in Indonesian Rupiah.

(e)	Investment in affiliate.

(f)	Rate disclosed is the seven day yield as of December 31, 2011.

(g)	All or a portion of the security is held as collateral for written put options.

*	Non-income producing security.

ADR — American Depositary Receipt

MTN — Medium Term Note

PLC — Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Growth Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Information Technology	29.3%
Health Care	13.7%
Consumer Staples	12.9%
Energy	10.5%
Consumer Discretionary	9.7%
Industrials	7.7%
Cash[1]	5.6%
Materials	3.2%
Financials	2.4%
Telecommunication Services	2.3%
Real Estate Investment Trusts	2.1%
Utilities	0.6%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 91.4%
Consumer Discretionary — 9.4%
9,720	Amazon.com, Inc. *	$1,682,532
26,450	Coach, Inc.	1,614,508
13,950	Deckers Outdoor Corp. *	1,054,202
120,720	Goodyear Tire & Rubber Co./The *	1,710,602
27,040	Lululemon Athletica, Inc. *	1,261,686
20	McDonald’s Corp.	2,007
13,470	Panera Bread Co., Class A *	1,905,332
12,310	VF Corp.	1,563,247
21,600	Yum! Brands, Inc.	1,274,616
		12,068,732
Consumer Staples — 12.5%
180	Altria Group, Inc.	5,337
36,720	Coca-Cola Co./The	2,569,298
59,880	Hain Celestial Group, Inc./The *	2,195,201
48,190	PepsiCo, Inc.	3,197,406
34,720	Philip Morris International, Inc.	2,724,826
38,890	Procter & Gamble Co.	2,594,352
37,880	Whole Foods Market, Inc.	2,635,690
		15,922,110
Energy — 10.2%
15,720	Carbo Ceramics, Inc.	1,938,748
12,780	Chevron Corp.	1,359,792
42,170	Energy Transfer Partners LP	1,933,495
47,380	Enterprise Products Partners LP	2,197,484

Shares		Value

Common Stocks — (Continued)
Energy — (Continued)
16,990	Exxon Mobil Corp.	$1,440,072
22,710	Lufkin Industries, Inc.	1,528,610
38,050	Schlumberger Ltd.	2,599,195
		12,997,396
Financials — 2.3%
29,230	Aflac, Inc.	1,264,490
12,500	Franklin Resources, Inc.	1,200,750
14,490	JPMorgan Chase & Co.	481,793
		2,947,033
Health Care — 13.2%
39,290	Abbott Laboratories	2,209,277
30,880	Edwards LifeSciences Corp. *	2,183,216
59,740	Merck & Co., Inc.	2,252,198
22,450	Novo-Nordisk A/S ADR	2,587,587
47,800	Pfizer, Inc.	1,034,392
46,940	UnitedHealth Group, Inc.	2,378,919
28,790	Varian Medical Systems, Inc. *	1,932,673
35,200	WellPoint, Inc.	2,332,000
		16,910,262
Industrials — 7.4%
22,360	Caterpillar, Inc.	2,025,816
26,790	Cummins, Inc.	2,358,056
25,540	Deere & Co.	1,975,519
26,120	Illinois Tool Works, Inc.	1,220,065

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Growth Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Industrials — (Continued)
10,150	W.W. Grainger, Inc.	$1,899,979
		9,479,435
Information Technology — 28.5%
19,900	Apple, Inc. *	8,059,500
70,730	ARM Holdings PLC ADR	1,957,099
10,930	Baidu, Inc. ADR *	1,273,017
70,140	Cisco Systems, Inc.	1,268,131
59,430	EMC Corp. *	1,280,122
8,340	Google, Inc., Class A *	5,386,806
24,660	International Business Machines Corp.	4,534,481
5,460	MasterCard, Inc., Class A	2,035,597
82,930	Oracle Corp.	2,127,154
48,810	QUALCOMM, Inc.	2,669,907
44,110	Rackspace Hosting, Inc. *	1,897,171
31,070	Red Hat, Inc. *	1,282,880
25,930	SanDisk Corp. *	1,276,015
12,660	Visa, Inc., Class A	1,285,370
		36,333,250
Materials — 3.1%
7,990	Agrium, Inc.	536,209
26,250	Du Pont (E.I.) de Nemours & Co.	1,201,725
21,590	International Paper Co.	639,064
12,370	Potash Corporation of Saskatchewan, Inc.	510,634
9,840	Praxair, Inc.	1,051,896
		3,939,528
Real Estate Investment Trusts — 2.0%
24,380	Health Care REIT, Inc.	1,329,441
19,670	Mid-America Apartment Communities, Inc.	1,230,359
		2,559,800

Shares		Value

Common Stocks — (Continued)
Telecommunication Services — 2.2%
18,540	Verizon Communications, Inc.	$743,825
180,870	Windstream Corp.	2,123,414
		2,867,239
Utilities — 0.6%
17,290	AGL Resources, Inc.	730,675
Total Common Stocks (Cost $105,632,973)		116,755,460
Cash Equivalents — 5.5%
7,003,037	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	7,003,037
Total Cash Equivalents (Cost $7,003,037)		7,003,037
Total Investments (Cost $112,636,010) — 96.9%		123,758,497
Other Assets in Excess of Liabilities — 3.1%		3,912,505
Net Assets — 100.0%		$127,671,002
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

*	Non-income producing security.

LP — Limited Partnership

PLC — Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Income Equity Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Energy	13.3%
Information Technology	13.1%
Financials	12.8%
Real Estate Investment Trusts	11.8%
Industrials	9.8%
Consumer Discretionary	9.1%
Consumer Staples	8.1%
Health Care	7.5%
Utilities	5.5%
Telecommunication Services	4.2%
Materials	3.2%
Cash[1]	1.6%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 98.2%
Consumer Discretionary — 9.1%
24,900	Genuine Parts Co.	$1,523,880
123,300	H & R Block, Inc.	2,013,489
96,000	Shaw Communications, Inc., Class B	1,907,520
36,700	Target Corp.	1,879,774
26,100	Time Warner Cable, Inc., Class A	1,659,177
51,000	Time Warner, Inc.	1,843,140
		10,826,980
Consumer Staples — 8.0%
60,000	Altria Group, Inc.	1,779,000
26,000	Kimberly-Clark Corp.	1,912,560
54,400	Kraft Foods, Inc., Class A	2,032,384
24,200	Philip Morris International, Inc.	1,899,216
33,100	Wal-Mart Stores, Inc.	1,978,056
		9,601,216
Energy — 13.3%
42,100	BP PLC ADR	1,799,354
18,400	Chevron Corp.	1,957,760
29,600	ConocoPhillips	2,156,952
38,500	Enterprise Products Partners LP	1,785,630
23,700	Exxon Mobil Corp.	2,008,812
26,100	Royal Dutch Shell PLC ADR	1,907,649
64,600	Spectra Energy Corp.	1,986,450
69,900	Williams Cos., Inc./The	2,308,098
		15,910,705

Shares		Value

Common Stocks — (Continued)
Financials — 12.8%
44,400	Aflac, Inc.	$1,920,744
36,000	Bank of Montreal	1,973,160
173,000	Barclays PLC ADR	1,901,270
74,600	BB&T Corp.	1,877,682
26,600	Canadian Imperial Bank of Commerce	1,925,042
52,100	HSBC Holdings PLC ADR	1,985,010
62,000	Marsh & McLennan Cos., Inc.	1,960,440
67,500	NYSE Euronext	1,761,750
		15,305,098
Health Care — 7.5%
33,700	AstraZeneca PLC ADR	1,559,973
31,900	Baxter International, Inc.	1,578,412
49,100	Eli Lilly & Co.	2,040,596
50,800	Merck & Co., Inc.	1,915,160
87,000	Pfizer, Inc.	1,882,680
		8,976,821
Industrials — 9.8%
29,500	General Dynamics Corp.	1,959,095
114,000	General Electric Co.	2,041,740
26,300	Lockheed Martin Corp.	2,127,670
23,600	Norfolk Southern Corp.	1,719,496
128,600	R.R. Donnelley & Sons Co.	1,855,698
59,000	Waste Management, Inc.	1,929,890
		11,633,589

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Income Equity Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Information Technology — 13.0%
37,300	Accenture PLC, Class A	$1,985,479
187,000	Applied Materials, Inc.	2,002,770
108,400	Cisco Systems, Inc.	1,959,872
84,700	Intel Corp.	2,053,975
67,500	Microsoft Corp.	1,752,300
61,000	Paychex, Inc.	1,836,710
123,000	Seagate Technology PLC	2,017,200
67,000	Texas Instruments, Inc.	1,950,370
		15,558,676
Materials — 3.2%
22,300	Air Products & Chemicals, Inc.	1,899,737
66,300	International Paper Co.	1,962,480
		3,862,217
Real Estate Investment Trusts — 11.8%
35,500	Equity Residential	2,024,565
54,500	HCP, Inc.	2,257,935
39,700	Health Care REIT, Inc.	2,164,841
81,100	Hospitality Properties Trust	1,863,678
118,400	Kimco Realty Corp.	1,922,816
67,500	Mack-Cali Realty Corp.	1,801,575
16,000	Simon Property Group, Inc.	2,063,040
		14,098,450
Telecommunication Services — 4.2%
56,000	AT&T, Inc.	1,693,440
41,700	Verizon Communications, Inc.	1,673,004
140,000	Windstream Corp.	1,643,600
		5,010,044

Shares		Value

Common Stocks — (Continued)
Utilities — 5.5%
39,800	American Electric Power Co., Inc.	$1,644,138
74,000	Duke Energy Corp.	1,628,000
37,600	Exelon Corp.	1,630,712
39,400	PG&E Corp.	1,624,068
		6,526,918
Total Common Stocks (Cost $108,894,182)		117,310,714
Cash Equivalents — 1.6%
1,958,941	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	1,958,941
Total Cash Equivalents (Cost $1,958,941)		1,958,941
Total Investments (Cost $110,853,123) — 99.8%		119,269,655
Other Assets in Excess of Liabilities — 0.2%		242,717
Net Assets — 100.0%		$ 119,512,372
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

ADR — American Depositary Receipt

LP — Limited Partnership

PLC — Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington International Equity Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
United Kingdom	19.7%
Japan	19.6%
France	9.3%
Switzerland	7.5%
Germany	7.5%
Singapore	5.2%
Sweden	4.8%
Canada	4.1%
Hong Kong	3.3%
Cash[1]	3.3%
Exchange-Traded Funds	3.1%
Mexico	3.0%
Australia	1.9%
Italy	1.7%
Netherlands	1.6%
Taiwan	1.5%
United States	1.3%
Isreal	1.2%
Republic of South Korea	0.4%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 93.5%
Australia — 1.9%
Materials — 1.9%
142,000	BHP Billiton Ltd.	$4,999,376
Canada — 4.1%
Energy — 1.8%
141,000	Cenovus Energy, Inc.	4,681,200
Telecommunication Services — 2.3%
146,000	BCE, Inc. ADR	6,083,820
		10,765,020
France — 9.3%
Energy — 2.0%
105,541	Total SA	5,394,849
Financials — 3.1%
371,900	AXA SA ADR	4,782,634

Shares		Value

Common Stocks — (Continued)
France — (continued)
Financials — (Continued)
84,011	BNP Paribas	$3,299,559
		8,082,193
Health Care — 2.5%
88,000	Sanofi-Aventis	6,462,633
Utilities — 1.7%
121,000	GDF Suez	3,307,046
46,172	GDF Suez ADR	1,254,493
		4,561,539
		24,501,214
Germany — 7.5%
Consumer Staples — 2.5%
113,000	Henkel AG & Co. KGaA	6,520,440

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington International Equity Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Germany — (continued)
Industrials — 3.9%
222,000	GEA Group AG	$6,277,192
41,700	Siemens AG	3,990,033
		10,267,225
Materials — 1.1%
67,000	K+S AG	3,027,680
		19,815,345
Hong Kong — 3.3%
Consumer Discretionary — 1.7%
2,410,000	Li & Fung Ltd.	4,462,158
Financials — 1.6%
133,000	Hong Kong Exchanges and Clearing Ltd.	2,125,164
454,000	Wharf (Holdings) Ltd./The	2,051,786
		4,176,950
		8,639,108
Israel — 1.2%
Health Care — 1.2%
81,000	Teva Pharmaceutical Industries Ltd. ADR	3,269,160
Italy — 1.6%
Energy — 1.6%
102,000	Saipem SpA	4,336,072
Japan — 19.6%
Consumer Discretionary — 3.4%
174,000	Honda Motor Co. Ltd.	5,307,938
238,000	Panasonic Corp.	2,022,242
90,000	Sony Corp. ADR	1,623,600
		8,953,780
Consumer Staples — 1.3%
66,644	Unicharm Corp.	3,285,877
Industrials — 5.3%
31,900	FANUC Ltd.	4,882,188
213,000	KOMATSU Ltd.	4,978,394
128,000	Makita Corp.	4,142,497
		14,003,079
Information Technology — 7.4%
134,883	Canon, Inc.	5,975,718
203,000	Hoya Corp.	4,372,795
26,100	KEYENCE Corp.	6,293,569
57,000	Murata Manufacturing Co. Ltd.	2,928,868
		19,570,950
Materials — 2.2%
408,000	Kuraray Co. Ltd.	5,804,339
		51,618,025

Shares		Value

Common Stocks — (Continued)
Mexico — 3.0%
Consumer Staples — 1.6%
61,000	Fomento Economico Mexicano SAB de CV ADR	$4,252,310
Telecommunication Services — 1.4%
167,000	America Movil SA de CV, Series L ADR	3,774,200
		8,026,510
Netherlands — 1.6%
Energy — 1.6%
112,595	Royal Dutch Shell PLC, Class A	4,146,350
Republic of South Korea — 0.4%
Materials — 0.4%
13,000	POSCO ADR	1,067,300
Singapore — 5.2%
Financials — 1.8%
542,000	DBS Group Holdings Ltd.	4,813,692
Industrials — 2.0%
717,877	Keppel Corp Ltd.	5,147,064
Telecommunication Services — 1.4%
1,575,930	Singapore Telecommunications Ltd.	3,754,239
		13,714,995
Sweden — 4.8%
Consumer Discretionary — 1.7%
142,000	Hennes & Mauritz AB	4,565,804
Consumer Staples — 1.7%
295,000	Svenska Cellulosa AB (SCA)	4,371,894
Industrials — 1.4%
349,000	Volvo AB	3,818,281
		12,755,979
Switzerland — 7.5%
Consumer Staples — 1.9%
86,000	Nestle SA	4,944,107
Financials — 1.6%
60,300	ACE Ltd.	4,228,236
Health Care — 2.0%
93,400	Novartis AG	5,339,700
Materials — 2.0%
91,100	Syngenta AG ADR	5,369,434
		19,881,477
Taiwan — 1.5%
Information Technology — 1.5%
309,854	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4,000,215

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington International Equity Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
United Kingdom — 19.7%
Consumer Discretionary — 1.8%
249,000	Pearson PLC	$4,679,506
Consumer Staples — 3.7%
848,284	Tesco PLC	5,315,527
134,000	Unilever PLC	4,501,701
		9,817,228
Energy — 2.1%
259,000	BG Group PLC	5,537,214
Financials — 4.0%
1,450,000	Barclays PLC	3,964,782
304,337	Standard Chartered PLC	6,660,105
		10,624,887
Health Care — 1.8%
103,850	GlaxoSmithKline PLC ADR	4,738,675
Industrials — 2.4%
544,000	Rolls-Royce Holdings PLC *	6,307,308
Telecommunication Services — 2.1%
2,006,000	Vodafone Group PLC	5,573,867
Utilities — 1.8%
231,100	SSE PLC	4,633,845
		51,912,530

Shares		Value

Common Stocks — (Continued)
United States — 1.3%
Energy — 1.3%
51,352	Schlumberger Ltd.	$3,507,855
Total Common Stocks (Cost $236,212,612)		246,956,531
Exchange-Traded Funds — 3.1%
212,000	iShares MSCI Malaysia Index Fund	2,840,800
66,900	iShares MSCI South Korea Index Fund	3,496,194
157,691	iShares MSCI Taiwan Index Fund	1,846,562
Total Exchange-Traded Funds (Cost $6,863,659)		8,183,556
Cash Equivalents — 3.3%
8,602,735	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	8,602,735
Total Cash Equivalents (Cost $8,602,735)		8,602,735
Total Investments (Cost $251,679,006) — 99.9%		263,742,822
Other Assets in Excess of Liabilities — 0.1%		281,030
Net Assets — 100.0%		$264,023,852
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Macro 100 Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Information Technology	19.6%
Energy	12.5%
Financials	11.4%
Consumer Staples	11.2%
Health Care	11.1%
Industrials	9.1%
Consumer Discretionary	8.4%
Cash[1]	7.7%
Utilities	3.3%
Materials	3.0%
Telecommunication Services	2.7%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 92.2%
Consumer Discretionary — 8.4%
11,200	Comcast Corp., Class A	$265,552
39,800	D.R. Horton, Inc.	501,878
30,200	International Game Technology	519,440
15,700	Marriott International, Inc., Class A	457,969
3,075	McDonald’s Corp.	308,515
35,700	News Corp., Class A	636,888
9,100	Target Corp.	466,102
3,100	TJX Cos., Inc./The	200,105
1,600	VF Corp.	203,184
10,500	Viacom, Inc., Class B	476,805
13,600	Walt Disney Co./The	510,000
		4,546,438
Consumer Staples — 11.2%
7,500	Clorox Co./The	499,200
4,100	Colgate-Palmolive Co.	378,799
24,000	ConAgra Foods, Inc.	633,600
10,000	Hershey Co./The	617,800
16,900	Kraft Foods, Inc., Class A	631,384
9,800	PepsiCo, Inc.	650,230
9,500	Procter & Gamble Co.	633,745
83,800	SUPERVALU, Inc.	680,456
18,100	Walgreen Co.	598,386
12,100	Wal-Mart Stores, Inc.	723,096
		6,046,696

Shares		Value

Common Stocks — (Continued)
Energy — 12.5%
3,300	Apache Corp.	$298,914
30,400	Chesapeake Energy Corp.	677,616
6,600	Chevron Corp.	702,240
6,800	ConocoPhillips	495,516
16,000	Exxon Mobil Corp.	1,356,160
9,200	FMC Technologies, Inc. *	480,516
6,100	Helmerich & Payne, Inc.	355,996
13,400	Marathon Oil Corp.	392,218
19,000	Marathon Petroleum Corp.	632,510
14,300	Peabody Energy Corp.	473,473
8,000	Schlumberger Ltd.	546,480
15,000	Valero Energy Corp.	315,750
		6,727,389
Financials — 11.4%
5,707	Aflac, Inc.	246,885
22,500	Allstate Corp./The	616,725
12,100	American Express Co.	570,757
25,500	BB&T Corp.	641,835
8,000	Berkshire Hathaway, Inc., Class B *	610,400
15,300	Discover Financial Services	367,200
12,100	PNC Financial Services Group, Inc.	697,807
9,000	Prudential Financial, Inc.	451,080
11,500	State Street Corp.	463,565
9,000	Torchmark Corp.	390,510
27,700	U.S. Bancorp	749,285
12,100	Wells Fargo & Co.	333,476
		6,139,525

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Macro 100 Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Health Care — 11.1%
9,000	Amgen, Inc.	$577,890
10,400	Baxter International, Inc.	514,592
10,000	Becton, Dickinson & Co.	747,200
12,100	Eli Lilly & Co.	502,876
9,200	Johnson & Johnson	603,336
8,600	McKesson Corp.	670,026
10,000	Medtronic, Inc.	382,500
25,000	Mylan, Inc. *	536,500
17,100	Patterson Cos., Inc.	504,792
31,550	Pfizer, Inc.	682,742
57,100	Tenet Healthcare Corp. *	292,923
		6,015,377
Industrials — 9.1%
3,000	Caterpillar, Inc.	271,800
6,400	Deere & Co.	495,040
9,700	General Dynamics Corp.	644,177
14,100	General Electric Co.	252,531
11,800	Honeywell International, Inc.	641,330
4,800	Illinois Tool Works, Inc.	224,208
3,800	Pall Corp.	217,170
3,000	Parker Hannifin Corp.	228,750
17,400	Quanta Services, Inc. *	374,796
6,300	Stericycle, Inc. *	490,896
3,700	Union Pacific Corp.	391,978
5,500	United Parcel Service, Inc., Class B	402,545
1,400	W.W. Grainger, Inc.	262,066
		4,897,287
Information Technology — 19.5%
3,250	Apple, Inc. *	1,316,250
13,000	Autodesk, Inc. *	394,290
33,100	Cisco Systems, Inc.	598,448
9,000	Cognizant Technology Solutions Corp., Class A *	578,790
39,200	Dell, Inc. *	573,496
15,300	eBay, Inc. *	464,049
26,200	EMC Corp. *	564,348
6,175	Fiserv, Inc. *	362,719
2,000	Google, Inc., Class A *	1,291,800
24,700	Intel Corp.	598,975
6,200	International Business Machines Corp.	1,140,056
12,600	Jabil Circuit, Inc.	247,716
11,200	Lexmark International, Inc., Class A	370,384
18,400	Microsoft Corp.	477,664
10,200	NetApp, Inc. *	369,954
12,000	Oracle Corp.	307,800
11,100	VeriSign, Inc. *	396,492
27,600	Western Union Co./The	503,976
		10,557,207

Shares		Value

Common Stocks — (Continued)
Materials — 3.0%
14,300	Ball Corp.	$510,653
18,400	Dow Chemical Co./The	529,184
15,900	Freeport-McMoRan Copper & Gold, Inc., Class B	584,961
		1,624,798
Telecommunication Services — 2.7%
17,332	AT&T, Inc.	524,120
7,000	CenturyLink, Inc.	260,400
354	Comverse Technology, Inc. *	2,428
10,200	Verizon Communications, Inc.	409,224
20,400	Windstream Corp.	239,496
		1,435,668
Utilities — 3.3%
3,800	Consolidated Edison, Inc.	235,714
4,300	Dominion Resources, Inc., Class A	228,244
6,800	Entergy Corp.	496,740
8,000	Exelon Corp.	346,960
3,600	Progress Energy, Inc.	201,672
5,000	Sempra Energy	275,000
		1,784,330
Total Common Stocks (Cost $44,560,150)		49,774,715
Cash Equivalents — 7.7%
4,175,400	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	4,175,400
Total Cash Equivalents (Cost $4,175,400)		4,175,400
Total Investments (Cost $48,735,550) — 99.9%		53,950,115
Other Assets in Excess of Liabilities — 0.1%		27,132
Net Assets — 100.0%		$53,977,247
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

*	Non-income producing security.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mid Corp America Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Information Technology	17.1%
Industrials	15.3%
Financials	10.9%
Consumer Discretionary	10.9%
Health Care	10.6%
Energy	8.5%
Real Estate Investment Trusts	7.5%
Materials	6.1%
Consumer Staples	6.0%
Utilities	3.7%
Cash[1]	2.8%
Telecommunication Services	0.6%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 97.3%
Consumer Discretionary — 10.9%
7,120	Advance Auto Parts, Inc.	$495,766
8,300	American Public Education, Inc. *	359,224
25,340	Bob Evans Farms, Inc.	849,904
22,400	BorgWarner, Inc. *	1,427,776
15,980	Coinstar, Inc. *	729,327
20,670	Guess?, Inc.	616,379
40,260	Iconix Brand Group, Inc. *	655,835
25,870	Kohl’s Corp.	1,276,684
19,500	Mohawk Industries, Inc. *	1,167,075
43,640	Nordstrom, Inc.	2,169,344
24,650	PetSmart, Inc.	1,264,298
6,710	Ralph Lauren Corp.	926,517
15,540	Ross Stores, Inc.	738,616
18,000	Vitamin Shoppe, Inc. *	717,840
19,410	Wolverine World Wide, Inc.	691,772
		14,086,357
Consumer Staples — 6.0%
64,000	Church & Dwight Co., Inc.	2,928,640
25,950	Constellation Brands, Inc., Class A *	536,387
31,670	Corn Products International, Inc.	1,665,525

Shares		Value

Common Stocks — (Continued)
Consumer Staples — (Continued)
28,900	Dr. Pepper Snapple Group, Inc.	$1,140,972
35,490	Ruddick Corp.	1,513,294
		7,784,818
Energy — 8.6%
53,070	Chesapeake Energy Corp.	1,182,930
45,780	CVR Energy, Inc. *	857,459
20,320	Helmerich & Payne, Inc.	1,185,875
92,897	Lone Pine Resources, Inc. *	651,208
16,710	Murphy Oil Corp.	931,415
31,200	Noble Energy, Inc.	2,944,968
16,600	Oceaneering International, Inc.	765,758
43,500	Seadrill Ltd.	1,443,330
11,250	Unit Corp. *	522,000
36,600	Weatherford International Ltd. *	535,824
		11,020,767
Financials — 10.9%
28,100	Cincinnati Financial Corp.	855,926
26,900	City National Corp.	1,188,442
27,390	Community Bank System, Inc.	761,442
14,390	Cullen/Frost Bankers, Inc.	761,375
43,030	Discover Financial Services	1,032,720
4,310	Everest Re Group Ltd.	362,428
83,580	First American Financial Corp.	1,058,959
59,900	First Niagara Financial Group, Inc.	516,937

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mid Corp America Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Financials — (Continued)
21,800	Invesco Ltd.	$437,962
9,800	Jones Lang LaSalle, Inc.	600,348
45,400	Principal Financial Group, Inc.	1,116,840
21,800	Prosperity Bancshares, Inc.	879,630
11,120	T. Rowe Price Group, Inc.	633,284
45,885	Torchmark Corp.	1,990,950
65,273	Unum Group	1,375,302
9,700	Ventas, Inc.	534,761
		14,107,306
Health Care — 10.6%
37,470	AmerisourceBergen Corp.	1,393,509
12,430	Biogen Idec, Inc. *	1,367,921
48,953	Coventry Health Care, Inc. *	1,486,703
49,600	Life Technologies Corp. *	1,929,936
44,700	Lincare Holdings, Inc.	1,149,237
16,000	Quest Diagnostics, Inc.	928,960
32,490	St. Jude Medical, Inc.	1,114,407
23,520	STERIS Corp.	701,366
28,496	Thermo Fisher Scientific, Inc. *	1,281,465
38,830	Watson Pharmaceutical, Inc. *	2,343,002
		13,696,506
Industrials — 15.3%
35,300	AECOM Technology Corp. *	726,121
10,200	Alliant Techsystems, Inc.	583,032
30,200	CNH Global NV *	1,086,898
47,200	Cooper Industries PLC	2,555,880
14,400	Cummins, Inc.	1,267,488
16,000	Elbit Systems Ltd.	650,400
22,900	EMCOR Group, Inc.	613,949
3,320	Flowserve Corp.	329,742
28,300	Jacobs Engineering Group, Inc. *	1,148,414
53,400	John Bean Technologies Corp.	820,758
54,000	Kennametal, Inc.	1,972,080
19,890	L-3 Communications Holdings, Inc.	1,326,265
23,400	Parker Hannifin Corp.	1,784,250
9,270	Rockwell International Corp.	680,140
34,280	Rollins, Inc.	761,702
21,000	Ryder System, Inc.	1,115,940
30,500	Thomas & Betts Corp. *	1,665,300
10,000	UniFirst Corp.	567,400
		19,655,759
Information Technology — 17.1%
11,000	Amdocs Ltd. *	313,830
62,300	Autodesk, Inc. *	1,889,559
19,170	BMC Software, Inc. *	628,393
24,200	Broadcom Corp., Class A *	710,512
40,580	Citrix Systems, Inc. *	2,464,018
53,400	CTS Corp.	491,280
32,866	Fidelity National Information Services, Inc.	873,907
14,100	Fiserv, Inc. *	828,234
41,510	FLIR Systems, Inc.	1,040,656

Shares		Value

Common Stocks — (Continued)
Information Technology — (Continued)
40,000	Forrester Research, Inc. *	$1,357,600
33,000	Harris Corp.	1,189,320
5,810	InterDigital, Inc.	253,142
27,560	j2 Global, Inc.	775,538
29,000	JDA Software Group, Inc. *	939,310
25,700	Molex, Inc.	613,202
30,800	NCR Corp. *	506,968
49,600	NVIDIA Corp. *	687,456
112,100	ON Semiconductor Corp. *	865,412
25,800	Progress Software Corp. *	499,230
17,360	SanDisk Corp. *	854,286
31,600	Synopsys, Inc. *	859,520
20,600	Syntel, Inc.	963,462
50,280	Teradata Corp. *	2,439,083
		22,043,918
Materials — 6.1%
16,800	Albemarle Corp.	865,368
7,152	Allegheny Technologies, Inc.	341,866
18,100	AptarGroup, Inc.	944,277
12,000	Ball Corp.	428,520
18,170	Cia de Minas Buenaventura SA	696,638
27,000	FMC Corp.	2,323,080
12,280	PPG Industries, Inc.	1,025,257
6,000	Schnitzer Steel Industries, Inc.	253,680
9,500	Silver Wheaton Corp.	275,120
20,000	Sonoco Products Co.	659,200
		7,813,006
Real Estate Investment Trusts — 7.5%
14,450	Alexandria Real Estate Equities, Inc.	996,617
26,810	Entertainment Properties Trust	1,171,865
9,300	Federal Realty Investment Trust	843,975
22,470	Highwoods Properties, Inc.	666,685
12,200	Home Properties, Inc.	702,354
12,210	Liberty Property Trust	377,045
21,510	Mack-Cali Realty Corp.	574,102
74,400	Medical Properties Trust, Inc.	734,328
13,360	Mid-America Apartment Communities, Inc.	835,668
16,690	PS Business Parks, Inc.	925,127
22,800	Rayonier, Inc.	1,017,564
18,260	Sovran Self Storage, Inc.	779,154
		9,624,484
Telecommunication Services — 0.6%
28,150	MetroPCS Communications, Inc. *	244,342
9,000	TELUS Corp.	481,950
		726,292
Utilities — 3.7%
18,620	CMS Energy Corp.	411,130
6,980	DTE Energy Co.	380,061
13,950	National Fuel Gas Co.	775,341
14,250	New Jersey Resources Corp.	701,100

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mid Corp America Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Utilities — (continued)
33,700	Portland General Electric Co.	$852,273
63,000	Questar Corp.	1,251,180
12,640	Xcel Energy, Inc.	349,370
		4,720,455
Total Common Stocks (Cost $81,681,871)		125,279,668

Shares		Value

Cash Equivalents — 2.8%
3,584,660	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$3,584,660
Total Cash Equivalents (Cost $3,584,660)		3,584,660
Total Investments (Cost $85,266,531) — 100.1%		128,864,328
Liabilities in Excess of Other Assets — (0.1)%		(130,946)
Net Assets — 100.0%		$128,733,382
(a)	Investment in affiliate.
(b)	Rate disclosed is the seven day yield as of December 31, 2011.
*	Non-income producing security.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington New Economy Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Health Care	22.7%
Information Technology	16.6%
Cash[1]	14.9%
Energy	10.9%
Consumer Discretionary	8.5%
Financials	6.8%
Industrials	6.4%
Materials	6.0%
Utilities	4.2%
Consumer Staples	3.0%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 85.4%
Consumer Discretionary — 8.6%
16,000	Dick’s Sporting Goods, Inc.	$590,080
6,000	Fossil, Inc. *	476,160
6,800	Tractor Supply Co.	477,020
		1,543,260
Consumer Staples — 3.0%
5,800	Hansen Natural Corp. *	534,412
Energy — 10.9%
8,500	Baker Hughes, Inc.	413,440
4,600	Carbo Ceramics, Inc.	567,318
11,200	Complete Production Services, Inc.*	375,872
25,978	HollyFrontier Corp.	607,885
		1,964,515
Financials — 6.8%
31,600	Montpelier Re Holdings Ltd.	560,900
12,000	Ventas, Inc.	661,560
		1,222,460
Health Care — 22.8%
13,100	athenahealth, Inc. *	643,472
9,900	Catalyst Health Solutions, Inc. *	514,800
14,900	Cepheid, Inc. *	512,709
12,200	Cerner Corp. *	747,250
8,400	Computer Programs & Systems, Inc.	429,324
29,900	Mylan, Inc. *	641,654
14,000	Onyx Pharmaceuticals, Inc. *	615,300
		4,104,509

Shares		Value

Common Stocks — (Continued)
Industrials — 6.4%
24,800	Corrections Corp. of America *	$505,176
29,700	Titan Machinery, Inc. *	645,381
		1,150,557
Information Technology — 16.6%
15,600	Cognex Corp.	558,324
5,100	F5 Networks, Inc. *	541,212
17,900	NetApp, Inc. *	649,233
27,300	Riverbed Technology, Inc. *	641,550
5,900	Salesforce.com, Inc. *	598,614
		2,988,933
Materials — 6.1%
40,500	American Vanguard Corp.	540,270
3,800	CF Industries Holdings, Inc.	550,924
		1,091,194
Utilities — 4.2%
10,300	Alliant Energy Corp.	454,333
5,500	National Fuel Gas Co.	305,690
		760,023
Total Common Stocks (Cost $16,263,239)		15,359,863

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington New Economy Fund	(Continued)

Shares		Value

Cash Equivalents — 15.0%
2,689,846	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$2,689,846
Total Cash Equivalents (Cost $2,689,846)		2,689,846
Total Investments (Cost $18,953,085) — 100.4%		18,049,709
Liabilities in Excess of Other Assets — (0.4)%		(72,273)
Net Assets — 100.0%		$17,977,436
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

*	Non-income producing security.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Real Strategies Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Energy	29.8%
Materials	25.9%
Industrials	15.2%
Real Estate Investment Trusts	7.8%
Consumer Staples	6.4%
Exchange-Traded Funds	5.6%
Real Estate Investments	4.5%
Closed-End Funds	3.0%
Cash[1]	1.7%
Options Purchased	0.1%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 85.9%
Consumer Staples — 6.5%
32,980	Bunge Ltd.	$1,886,456
187,650	Dean Foods Co. *	2,101,680
87,890	Smithfield Foods, Inc. *	2,133,969
		6,122,105
Energy — 30.1%
61,900	Cameco Corp.	1,117,295
60,500	Canadian Natural Resources Ltd.	2,260,885
87,000	Canadian Oil Sands Ltd.	1,983,513
60,600	Chesapeake Energy Corp.	1,350,774
87,500	El Paso Corp.	2,324,875
45,100	Enterprise Products Partners LP	2,091,738
52,800	Hugoton Royalty Trust	995,808
51,800	Linn Energy LLC	1,963,738
29,100	National Oilwell Varco, Inc.	1,978,509
61,000	Natural Resource Partners LP	1,653,710
47,300	Petroleo Brasileiro SA ADR	1,175,405
41,100	Sasol Ltd. ADR	1,948,140
13,900	Schlumberger Ltd.	949,509
64,900	Spectra Energy Corp.	1,995,675
40,646	StatoilHydro ASA ADR	1,040,944
558,200	Uranium Energy Corp. *	1,708,092
89,000	Valero Energy Corp.	1,873,450
		28,412,060
Industrials — 15.3%
45,100	AGCO Corp. *	1,937,947
58,000	Chicago Bridge & Iron Co. NV	2,192,400
47,600	Deere & Co.	3,681,860

Shares		Value

Common Stocks —(Continued)
Industrials — (Continued)
2,500	Fluor Corp.	$125,625
73,080	Harsco Corp.	1,503,986
28,200	Lindsay Corp.	1,547,898
36,200	Robbins & Myers, Inc.	1,757,510
19,400	Valmont Industries, Inc.	1,761,326
		14,508,552
Materials — 26.1%
20,970	Agrium, Inc.	1,407,297
27,900	Allegheny Technologies, Inc.	1,333,620
21,400	AngloGold Ashanti Ltd. ADR	908,430
46,700	Barrick Gold Corp.	2,113,175
14,800	BHP Billiton Ltd. ADR	1,045,324
64,910	Cia de Minas Buenaventura SA	2,488,649
98,000	Olin Corp.	1,925,700
79,470	Pan American Silver Corp.	1,733,241
33,360	Potash Corporation of Saskatchewan, Inc.	1,377,101
13,800	Praxair, Inc.	1,475,220
33,450	Rio Tinto PLC ADR	1,636,374
33,400	Sociedad Quimica y Minera de Chile SA ADR	1,798,590
96,390	Southern Copper Corp.	2,909,050
57,200	Vale SA ADR	1,226,940
32,000	Yara International ASA ADR	1,275,200
		24,653,911

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Real Strategies Fund	(Continued)

Shares or Contracts		Value

Common Stocks — (Continued)
Real Estate Investment Trusts — 7.8%
13,381	AvalonBay Communities, Inc.	$1,747,559
126,800	Duke Realty Corp.	1,527,940
59,820	Rayonier, Inc.	2,669,767
18,806	Vornado Realty Trust	1,445,429
		7,390,695
Total Common Stocks (Cost $81,043,336)		81,087,323
Exchange-Traded Funds — 5.6%
84,200	Market Vectors Junior Gold Miners Fund	2,079,740
12,100	Market Vectors Oil Services ETF	1,389,685
63,500	PowerShares DB Agriculture Fund *	1,833,880
Total Exchange-Traded Funds (Cost $7,268,923)		5,303,305
Real Estate Investments (a)(b)(c) — 4.5%
	Discount Retail Portfolio II DST *	958,307
	Grocery & Pharmacy DST	933,895
	New York Power DST	949,088
	Scotts Gahanna LLC *	1,428,252
Total Real Estate Investments (Cost $4,194,000)		4,269,542
Closed-End Fund — 3.1%
145,891	Central Fund of Canada Ltd., Class A	2,859,464
Total Closed-End Fund (Cost $2,159,636)		2,859,464
Options Purchased — 0.1%
450	iPath S&P 500 VIX Mid Term Futures ETN, Call @ $65, Expiring January 2012	47,250
450	iPath S&P 500 VIX Mid Term Futures ETN, Put @ $55, Expiring January 2012	21,375
175	Market Vectors Gold Miners ETF, Call @ $55, Expiring January 2012	8,400
Total Options Purchased (Cost $744,859)		77,025

Shares		Value

Cash Equivalents — 1.7%
1,616,330	Huntington Money Market Fund, Interfund Shares, 0.010% (d) (e) (f)	$1,616,330
Total Cash Equivalents (Cost $1,616,330)		1,616,330
Total Investments (Cost $97,027,084) — 100.8%		95,212,989
Liabilities in Excess of Other Assets — (0.8)%		(733,507)
Net Assets — 100.0%		$94,479,482
(a)	Illiquid security.

(b)	Security is currently being valued according to the fair value procedures approved by the Pricing Committee.

(c)	Investments do not offer shares. Fair value represents direct ownership of Real Estate Investment.

(d)	Investment in affiliate.

(e)	Rate disclosed is the seven day yield as of December 31, 2011.

(f)	All or a portion of the security is held as collateral for written put options.

*	Non-income producing security.

ADR — American Depositary Receipt

DST — Delaware Statutory Trust

ETF — Exchange-Traded Fund

ETN — Exchange-Traded Note

LLC — Limited Liability Co.

LP — Limited Partnership

PLC — Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Rotating Markets Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Industrials	20.2%
Information Technology	16.7%
Consumer Staples	13.9%
Energy	11.4%
Consumer Discretionary	10.6%
Financials	8.7%
Health Care	7.4%
Telecommunication Services	4.2%
Materials	3.3%
Exchange-Traded Funds	2.3%
Cash[1]	1.3%
Total	100.0%

1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks —96.3%
Consumer Discretionary — 10.6%
21,461	Home Depot, Inc.	$902,220
22,175	McDonald’s Corp.	2,224,818
22,550	Walt Disney Co./The	845,625
		3,972,663
Consumer Staples — 13.9%
22,376	Coca-Cola Co./The	1,565,649
22,226	Kraft Foods, Inc., Class A	830,363
22,143	Procter & Gamble Co.	1,477,160
22,253	Wal-Mart Stores, Inc.	1,329,839
		5,203,011
Energy — 11.4%
22,324	Chevron Corp.	2,375,274
22,440	Exxon Mobil Corp.	1,902,014
		4,277,288
Financials — 8.7%
22,445	American Express Co.	1,058,731
22,247	Bank of America Corp.	123,693
22,322	JPMorgan Chase & Co.	742,206
22,317	Travelers Cos., Inc./The	1,320,497
		3,245,127
Health Care — 7.4%
22,144	Johnson & Johnson	1,452,204
22,183	Merck & Co., Inc.	836,299

Shares		Value

Common Stocks — (Continued)
Health Care — (Continued)
22,396	Pfizer, Inc.	$484,649
		2,773,152
Industrials — 20.2%
22,297	3M Co.	1,822,334
22,418	Boeing Co./The	1,644,360
22,550	Caterpillar, Inc.	2,043,030
22,449	General Electric Co.	402,062
22,488	United Technologies Corp.	1,643,648
		7,555,434
Information Technology — 16.6%
22,714	Cisco Systems, Inc.	410,669
22,657	Hewlett-Packard Co.	583,644
22,181	Intel Corp.	537,889
22,448	International Business Machines Corp.	4,127,738
22,092	Microsoft Corp.	573,508
		6,233,448
Materials — 3.3%
22,535	Alcoa, Inc.	194,928
22,400	Du Pont (E.I.) de Nemours & Co.	1,025,472
		1,220,400

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Rotating Markets Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Telecommunication Services — 4.2%
22,100	AT&T, Inc.	$668,304
22,197	Verizon Communications, Inc.	890,544
		1,558,848
Total Common Stocks (Cost $29,673,043)		36,039,371
Exchange-Traded Funds — 2.3%
7,000	SPDR Dow Jones Industrial Average ETF Trust	852,950
Total Exchange-Traded Funds (Cost $776,481)		852,950
Cash Equivalents — 1.3%
494,529	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	494,529
Total Cash Equivalents (Cost $494,529)		494,529
Total Investments (Cost $30,944,053) — 99.9%		37,386,850
Other Assets in Excess of Liabilities — 0.1%		30,717
Net Assets — 100.0%		$37,417,567
(a)	Investment in affiliate.
(b)	Rate disclosed is the seven day yield as of December 31, 2011.

ETF — Exchange-Traded Fund

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Situs Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Information Technology	15.7%
Industrials	15.2%
Health Care	12.3%
Materials	11.8%
Energy	11.6%
Consumer Discretionary	11.4%
Financials	10.3%
Consumer Staples	4.5%
Utilities	2.1%
Exchange-Traded Funds	1.6%
Cash[1]	1.5%
Real Estate Investment Trusts	1.5%
Closed-End Funds	0.3%
Telecommunication Services	0.2%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 96.8%
Bermuda — 1.8%
Financials — 1.8%
90,000	Arch Capital Group Ltd. *	$3,350,700
Brazil — 0.7%
Consumer Staples — 0.7%
38,200	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	1,391,626
Canada — 0.0%
Energy — 0.0%
35,000	Denison Mines Corp. *	43,750
Chile — 0.7%
Materials — 0.7%
24,000	Sociedad Quimica y Minera de Chile SA ADR	1,292,400
China — 0.4%
Information Technology — 0.4%
17,500	Shanda Interactive Entertainment Ltd. ADR *	700,175
Denmark — 1.0%
Energy — 0.1%
18,900	Vestas Wind Systems A/S *	204,015

Shares		Value

Common Stocks —(Continued)
Denmark — (Continued)
Health Care — 0.9%
52,500	Novozymes A/S, Class B	$1,620,602
		1,824,617
Germany — 0.5%
Health Care — 0.5%
35,500	Stada Arzneimittel AG	884,342
Hong Kong — 0.5%
Consumer Discretionary — 0.5%
162,500	Television Broadcasts Ltd.	985,470
Japan — 1.6%
Consumer Discretionary — 0.5%
31,400	Honda Motor Co. Ltd. ADR	959,270
Consumer Staples — 0.4%
38,300	Shiseido Co. Ltd.	704,099
Financials — 0.2%
70	Japan Prime Realty Investment Corp.	164,882
20	Japan Real Estate Investment Corp.	155,905
		320,787

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Situs Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Japan — (Continued)
Health Care — 0.5%
20,600	Terumo Corp.	$970,183
		2,954,339
Mexico — 0.2%
Consumer Discretionary — 0.2%
27,400	Desarrolladora Homex S.A.B. de C.V. ADR *	462,238
Singapore — 1.1%
Consumer Staples — 1.1%
100,000	Asia Pacific Breweries Ltd.	2,158,662
South Africa — 0.7%
Materials — 0.7%
110,032	Harmony Gold Mining Co. Ltd. ADR	1,280,773
Sweden — 0.2%
Consumer Discretionary — 0.2%
116,800	Haldex AB	427,652
Switzerland — 1.1%
Consumer Discretionary — 1.1%
50,000	Garmin Ltd.	1,990,500
United Kingdom — 0.8%
Consumer Staples — 0.4%
16,000	Reckitt Benckiser Group PLC	790,246
Industrials — 0.4%
116,800	Concentric AB *	677,116
		1,467,362
United States — 85.5%
Consumer Discretionary — 8.9%
210,000	Cabela’s, Inc., Class A *	5,338,200
13,500	Columbia Sportswear Co.	628,425
7,050	Fossil, Inc. *	559,488
50,000	Jakks Pacific, Inc.	705,500
40,000	Papa John’s International, Inc. *	1,507,200
17,000	Ralph Lauren Corp.	2,347,360
23,850	Rent-A-Center, Inc.	882,450
64,000	Sturm Ruger & Co., Inc.	2,141,440
97,000	Urban Outfitters, Inc. *	2,673,320
		16,783,383
Consumer Staples — 1.9%
22,000	Darling International, Inc. *	292,380
80,000	Fresh Del Monte Produce, Inc.	2,000,800
25,000	Sanderson Farms, Inc.	1,253,250
		3,546,430
Energy — 11.5%
28,000	Alliance Resource Partners LP	2,116,240
38,000	Amyris, Inc. *	438,520
10,000	Atwood Oceanics, Inc. *	397,900

Shares		Value

Common Stocks — (Continued)
United States — (Continued)
Energy — (Continued)
28,000	Carbo Ceramics, Inc.	$3,453,240
120,000	Denbury Resources, Inc. *	1,812,000
13,000	Dril-Quip, Inc. *	855,660
19,000	GeoResources, Inc. *	556,890
43,000	Lufkin Industries, Inc.	2,894,330
53,000	Newfield Exploration Co. *	1,999,690
20,000	Oceaneering International, Inc.	922,600
60,000	OYO Geospace Corp. *	4,639,800
15,000	SM Energy Co.	1,096,500
15,000	Swift Energy Co. *	445,800
		21,629,170
Financials — 8.3%
71,300	Cullen/Frost Bankers, Inc.	3,772,483
90,000	Equity One, Inc.	1,528,200
15,000	Evercore Partners, Inc.	399,300
30,000	EZCORP, Inc., Class A *	791,100
110,000	International Bancshares Corp.	2,016,850
150,000	Raymond James Financial, Inc.	4,644,000
70,383	SCBT Financial Corp.	2,041,811
13,800	WSFS Financial Corp.	496,248
		15,689,992
Health Care — 10.5%
29,000	AmSurg Corp. *	755,160
15,000	Bio-Rad Laboratories, Inc., Class A *	1,440,600
73,000	Cerner Corp. *	4,471,250
20,000	Codexis, Inc. *	106,000
50,000	Edwards LifeSciences Corp. *	3,535,000
10,000	Healthways, Inc. *	68,600
100,000	Lincare Holdings, Inc.	2,571,000
70,000	Myriad Genetics, Inc. *	1,465,800
75,000	Osiris Therapeutics, Inc. *	401,250
21,000	PSS World Medical, Inc. *	507,990
75,000	Watson Pharmaceuticals, Inc. *	4,525,500
		19,848,150
Industrials — 14.9%
50,000	BE Aerospace, Inc. *	1,935,500
100,000	EnPro Industries, Inc. *	3,298,000
50,000	Flowserve Corp.	4,966,000
100,000	Harsco Corp.	2,058,000
10,000	Mine Safety Appliances Co.	331,200
120,000	Quanta Services, Inc. *	2,584,800
40,000	Ryder System, Inc.	2,125,600
50,000	Taser International, Inc. *	256,000
170,000	Trinity Industries, Inc.	5,110,200
70,000	Universal Forest Products, Inc.	2,160,900
85,000	Watts Water Technologies, Inc., Class A	2,907,850
12,750	Werner Enterprises, Inc.	307,275
		28,041,325

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Situs Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
United States — (Continued)
Information Technology — 15.3%
61,900	ACI Worldwide, Inc. *	$1,772,816
75,000	Anixter International, Inc. *	4,473,000
30,000	Cardtronics, Inc. *	811,800
89,000	Diodes, Inc. *	1,895,700
50,000	Exlservice Holdings, Inc. *	1,118,500
225,000	Jabil Circuit, Inc.	4,423,500
80,600	Methode Electronics, Inc.	668,174
104,000	Red Hat, Inc. *	4,294,160
45,000	ScanSource, Inc. *	1,620,000
80,900	Standard Microsystems Corp. *	2,084,793
110,000	Trimble Navigation Ltd. *	4,774,000
20,000	TriQuint Semiconductor, Inc. *	97,400
29,000	Tyler Technologies, Inc. *	873,190
		28,907,033
Materials — 10.4%
5,000	Albemarle Corp.	257,550
48,000	Buckeye Technologies, Inc.	1,605,120
50,400	Eagle Materials, Inc.	1,293,264
29,200	Eastman Chemical Co.	1,140,552
90,000	Owens-Illinois, Inc. *	1,744,200
75,000	Quaker Chemical Corp.	2,916,750
40,000	RTI International Metals, Inc. *	928,400
30,000	Scotts Miracle-Gro Co., Class A	1,400,700
30,000	Sensient Technologies Corp.	1,137,000
15,000	Terra Nitrogen Co. LP	2,514,150
55,000	Texas Industries, Inc. *	1,692,900
50,000	United States Lime & Minerals, Inc. *	3,005,500
		19,636,086
Real Estate Investment Trusts — 1.5%
31,500	Camden Property Trust	1,960,560
40,000	Weingarten Realty Investors	872,800
		2,833,360
Telecommunication Services — 0.2%
39,000	General Communication, Inc., Class A *	381,810
Utilities — 2.1%
15,000	AGL Resources, Inc.	633,900
39,900	Hawaiian Electric Industries, Inc.	1,056,552
13,100	Northwest Natural Gas Co.	627,883
60,000	Portland General Electric Co.	1,517,400
5,500	UGI Corp.	161,700
		3,997,435
		161,294,174
Total Common Stocks (Cost $134,427,603)		182,508,780

Shares		Value

Exchange-Traded Funds — 1.6%
25,000	iShares FTSE China 25 Index Fund	$871,750
54,555	SPDR S&P Emerging Markets SmallCap ETF	2,058,360
Total Exchange-Traded Funds (Cost $3,699,680)		2,930,110
Closed-End Fund — 0.3%
30,000	Central Fund of Canada Ltd., Class A	588,000
Total Closed-End Fund (Cost $419,116)		588,000
Cash Equivalents — 1.5%
2,858,167	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	2,858,167
Total Cash Equivalents (Cost $2,858,167)		2,858,167
Total Investments (Cost $141,404,566) — 100.2%		188,885,057
Liabilities in Excess of Other Assets — (0.2)%		(341,315)
Net Assets — 100.0%		$188,543,742
(a)	Investment in affiliate.
(b)	Rate disclosed is the seven day yield as of December 31, 2011.
*	Non-income producing security.

ADR — American Depositary Receipt

ETF — Exchange –Traded Fund

LP — Limited Partnership

PLC — Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Technical Opportunities Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Cash[1]	38.7%
Information Technology	13.2%
Consumer Staples	12.8%
Exchange-Traded Funds	11.6%
Health Care	5.8%
Consumer Discretionary	5.3%
Energy	5.2%
Materials	4.0%
Industrials	3.4%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 25.0%
Consumer Discretionary — 2.7%
5,160	Ross Stores, Inc.	$245,255
Consumer Staples — 6.5%
8,570	Tate & Lyle PLC ADR	378,537
6,800	Tiger Brands Ltd.	211,291
		589,828
Energy — 2.6%
1,360	Exxon Mobil Corp.	115,274
3,000	World Fuel Services Corp.	125,940
		241,214
Health Care — 2.9%
575	Intuitive Surgical, Inc. *	266,231
Industrials — 1.7%
2,000	Canadian National Railway Co.	157,120
Information Technology — 6.6%
5,150	Cardtronics, Inc. *	139,359
4,400	Ceva, Inc. *	133,144
1,000	International Business Machines Corp.	183,880
2,750	QUALCOMM, Inc.	150,425
		606,808

Shares		Value

Common Stocks — (Continued)
Materials — 2.0%
930	NewMarket Corp.	$184,242
Total Common Stocks (Cost $1,943,796)		2,290,698
Exchange-Traded Funds — 5.9%
4,275	SPDR S&P 500 ETF Trust	536,512
Total Exchange-Traded Funds (Cost $497,701)		536,512
Cash Equivalents — 19.4%
1,781,590	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	1,781,590
Total Cash Equivalents (Cost $1,781,590)		1,781,590
Total Investments (Cost $4,223,087) — 50.3%		4,608,800
Other Assets in Excess of Liabilities — 49.7%		4,562,635
Net Assets — 100.0%		$9,171,435
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

*	Non-income producing security.

ADR	— American Depositary Receipt

ETF	— Exchange-Traded Fund

PLC	— Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Corporate Bonds	69.6%
U.S. Government Agencies	13.3%
U.S. Treasury Obligations	11.5%
Cash[1]	3.5%
U.S. Government Mortgage Backed Securities	1.5%
Preferred Stocks	0.6%
Total	100.0%

1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Corporate Bonds — 69.0%
Consumer Discretionary — 5.4%
$5,000,000	AutoZone, Inc., 5.750%, 1/15/15	$5,534,960
2,000,000	Comcast Corp., Class A, 6.500%, 1/15/17	2,352,354
2,000,000	Mattel, Inc., 6.200%, 10/1/40	2,259,400
4,000,000	Time Warner, Inc., 3.150%, 7/15/15	4,160,480
1,500,000	Walt Disney Co./The, Series B, MTN, 6.200%, 6/20/14	1,698,934
		16,006,128
Consumer Staples — 3.4%
3,000,000	Kellogg Co., 4.250%, 3/6/13	3,115,065
2,000,000	Kraft Foods, Inc., 6.000%, 2/11/13	2,107,078
2,000,000	Kroger Co./The, 7.500%, 1/15/14	2,235,158
2,000,000	Wal-Mart Stores, Inc., 6.200%, 4/15/38	2,685,868
		10,143,169
Energy — 4.2%
1,629,000	Enterprise Products Operating LP, Series G, 5.600%, 10/15/14	1,784,842
2,000,000	Enterprise Products Operating LP, 3.700%, 6/1/15	2,096,752
2,005,000	EQT Corp., 8.125%, 6/1/19	2,351,803
2,000,000	Halliburton Co., 6.150%, 9/15/19	2,457,362
500,000	Rowan Cos., Inc., 5.000%, 9/1/17	525,379
1,000,000	Transocean, Inc., 7.375%, 4/15/18	1,076,190

Principal Amount		Value

Corporate Bonds — (Continued)
Energy — (Continued)
$2,000,000	Williams Partners LP, 5.250%, 3/15/20	$2,213,936
		12,506,264
Financials — 23.3%
2,000,000	American Express Credit Co., Series C, 7.300%, 8/20/13	2,170,518
5,000,000	Bank of Nova Scotia, 1.450%, 7/26/13 (a) (b)	5,057,885
2,000,000	Barrick International Bank Corp., 5.750%, 10/15/16 (a) (b)	2,292,254
3,000,000	BlackRock, Inc., 6.250%, 9/15/17	3,490,227
5,000,000	Canadian Imperial Bank of Commerce, 2.600%, 7/2/15 (a) (b)	5,171,255
4,000,000	Citigroup, Inc., 5.625%, 8/27/12	4,060,412
3,000,000	FIA Card Services NA, 7.125%, 11/15/12 (a) (b)	3,041,895
3,000,000	Fifth Third Bancorp, 3.625%, 1/25/16	3,043,776
1,000,000	General Electric Capital Corp., Series A, GMTN, 5.250% 10/19/12	1,034,973
3,700,000	General Electric Capital Corp., Series A, GMTN, 6.900%, 9/15/15	4,179,342
1,000,000	Goldman Sachs Group, Inc./The, 5.250%, 10/15/13	1,020,334
3,000,000	JPMorgan Chase & Co, 4.000%, 2/25/21 (c)	3,000,297
3,000,000	KeyCorp, MTN, 5.100%, 3/24/21	3,115,380

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	(Continued)

Principal Amount		Value

Corporate Bonds — (Continued)
Financials— (Continued)
$1,000,000	Lincoln National Corp., 4.750%, 2/15/14	$1,046,001
4,000,000	Manulife Financial Corp., 3.400%, 9/17/15	4,022,308
1,000,000	MetLife, Inc., 5.000%, 11/24/13	1,065,295
1,000,000	Morgan Stanley, 6.750%, 10/15/13	1,038,501
2,000,000	Morgan Stanley, MTN, 5.000%, 5/17/23 (c)	1,755,000
3,400,000	National City Bank, BKNT, 5.250%, 12/15/16	3,657,193
1,915,000	Northern Trust Co., 6.500%, 8/15/18	2,284,526
2,050,000	RenaissanceRe Holdings Ltd., 5.875%, 2/15/13	2,105,752
5,000,000	Royal Bank of Canada, 3.125%, 4/14/15 (a) (b)	5,246,095
3,000,000	Toronto-Dominion Bank/The, 2.200%, 7/29/15 (a) (b)	3,071,865
3,395,000	Wachovia Corp., 5.625%, 10/15/16	3,696,126
		69,667,210
Health Care — 6.5%
2,000,000	AstraZeneca PLC, 5.900%, 9/15/17	2,415,804
2,500,000	Covidien International Finance SA, 1.875%, 6/15/13	2,523,737
1,000,000	Covidien International Finance SA, 2.800%, 6/15/15	1,038,105
2,000,000	Gilead Sciences, Inc., 4.500%, 4/1/21	2,120,474
3,705,000	Laboratory Corp of America Holdings, 4.625%, 11/15/20	3,912,191
1,000,000	Pfizer, Inc., 5.350%, 3/15/15	1,131,186
5,000,000	Thermo Fisher Scientific, Inc., 3.250%, 11/20/14	5,294,590
1,000,000	Wyeth, 5.500%, 3/15/13	1,057,103
		19,493,190
Industrials — 3.5%
1,368,000	CSX Transportation, Inc., 9.750%, 6/15/20	1,871,148
1,665,000	Emerson Electric Co., 5.125%, 12/1/16	1,925,776
2,000,000	Plum Creek Timberlands PLC, 4.700%, 3/15/12	2,011,304
2,000,000	Union Pacific Corp., 5.650%, 5/1/17	2,334,136
2,000,000	United Technologies Corp., 6.125%, 2/1/19	2,471,366
		10,613,730

Principal Amount		Value

Corporate Bonds — (Continued)
Information Technology — 5.7%
$2,000,000	CA, Inc., 6.125%, 12/1/14	$2,222,206
2,000,000	Cisco Systems, Inc., 5.500%, 1/15/40	2,447,128
2,000,000	Hewlett-Packard Co., 5.500%, 3/1/18	2,222,932
3,000,000	International Business Machines Corp., 7.625%, 10/15/18	4,025,877
2,000,000	Oracle Corp., 5.250%, 1/15/16	2,309,398
3,000,000	Oracle Corp., 6.125%, 7/8/39	3,940,317
		17,167,858
Materials — 1.2%
3,300,000	Potash Corporation of Saskatchewan, Inc., 5.250%, 5/15/14	3,621,743
Real Estate Investment Trusts — 3.3%
2,640,000	Health Care REIT, Inc., 4.950%, 1/15/21	2,524,474
2,000,000	Hospitality Properties Trust, 6.750%, 2/15/13	2,032,286
1,000,000	Kimco Realty Corp., 4.820%, 6/1/14	1,038,734
2,000,000	Senior Housing Properties Trust, 4.300%, 1/15/16	1,971,092
2,000,000	Simon Property Group LP, 5.650%, 2/1/20	2,292,116
		9,858,702
Telecommunication Services — 2.2%
2,000,000	AT&T, Inc., 5.600%, 5/15/18	2,323,906
2,000,000	Verizon Wireless, 7.375%, 11/15/13	2,226,880
2,000,000	Vodafone Group PLC, 5.000%, 12/16/13	2,145,994
		6,696,780
Utilities — 10.3%
1,000,000	Consolidated Edison Co. of New York, Inc., Series 03-B, 3.850%, 6/15/13	1,040,092
2,000,000	Constellation Energy Group, Inc., 4.550%, 6/15/15	2,111,660
3,000,000	Dominion Resources, Inc., Series 07-A, 6.000%, 11/30/17	3,539,145
4,000,000	Duke Energy Corp., 6.300%, 2/1/14	4,413,136
4,500,000	Duquesne Light Co., Series O, 6.700%, 4/15/12	4,567,675
2,600,000	Exelon Generation Co. LLC, 6.250%, 10/1/39	3,168,079
1,000,000	Georgia Power Co., 5.400%, 6/1/40	1,204,734
1,800,000	Gulf Power Co., Series K, 4.900%, 10/1/14	1,913,125
2,310,000	Metropolitan Edison, 4.875%, 4/1/14	2,454,181

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	(Continued)

Principal Amount		Value

Corporate Bonds — (Continued)
Utilities — (Continued)
$3,000,000	Pacific Gas & Electric Co., 6.250%, 12/1/13	$3,278,901
3,000,000	PSEG Power LLC, 2.500%, 4/15/13	3,047,424
		30,738,152
Total Corporate Bonds (Cost $196,944,988)		206,512,926
U.S. Government Agencies — 13.2%
Federal Agricultural Mortgage Corporation — 1.4%
4,000,000	3.250%, 6/25/14	4,245,456
Federal Farm Credit Bank — 0.8%
2,000,000	4.710%, 3/6/15	2,249,118
Federal Home Loan Bank — 8.0%
3,000,000	4.375%, 6/8/12	3,054,699
3,000,000	1.750%, 12/14/12	3,040,683
3,000,000	5.375%, 6/14/13	3,217,323
1,380,000	5.000%, 7/16/13 (d)	1,475,834
2,000,000	2.000%, 5/14/15 (d)	2,022,002
5,000,000	4.750%, 9/11/15	5,709,045
5,000,000	3.500%, 12/9/16	5,525,345
		24,044,931
Federal Home Loan Mortgage Corporation — 1.8%
5,000,000	5.000%, 1/30/14	5,463,975
Federal National Mortgage Association — 1.2%
3,000,000	4.065%, 2/15/18	3,462,465
Total U.S. Government Agencies (Cost $37,181,958)		39,465,945
U.S. Treasury Obligations — 11.4%
U.S. Treasury Bonds — 10.7%
1,500,000	9.125%, 5/15/18	2,237,929
2,000,000	8.750%, 8/15/20	3,154,532
4,000,000	7.125%, 2/15/23	6,049,376
4,000,000	7.625%, 2/15/25	6,467,500
4,000,000	6.750%, 8/15/26	6,176,876
4,000,000	5.250%, 11/15/28	5,515,000
1,500,000	6.125%, 8/15/29	2,272,734
		31,873,947
U.S. Treasury Notes — 0.7%
2,000,000	2.625%, 11/15/20	2,153,124
Total U.S. Treasury Obligations (Cost $26,367,727)		34,027,071

Principal Amount or Shares		Value

U.S. Government Mortgage Backed Agencies — 1.5%
Federal Home Loan Mortgage Corporation — 0.6%
$734,954	Pool # J05518, 5.500%, 9/1/22	$795,656
858,803	Pool # J08160, 5.000%, 12/1/22	922,621
		1,718,277
Federal National Mortgage Association — 0.1%
57,793	Pool # 599630, 6.500%, 8/1/16	63,308
137,536	Pool # 254403, 6.000%, 8/1/17	148,921
		212,229
Government National Mortgage Association —0.8%
1,366,437	Pool # 683937, 6.000%, 2/15/23	1,493,209
864,804	Pool # 689593, 6.000%, 7/15/23	947,604
82,027	Pool # 345128, 6.500%, 1/15/24	93,765
26,479	Pool # 372962, 7.000%, 3/15/24	30,647
23,170	Pool # 373015, 8.000%, 6/15/24	24,502
		2,589,727
Total U.S. Government Mortgage Backed Agencies (Cost $4,237,015)		4,520,233
Preferred Stocks — 0.6%
Financials — 0.1%
10,000	Credit Suisse Guernsey, 7.900%	255,500
Real Estate Investment Trusts — 0.3%
10,000	Kimco Realty Corp., Series G, 7.750%	257,500
5,000	Public Storage, Inc., Series F, 6.450%	127,300
20,000	Vornado Realty LP, 7.875%	549,600
		934,400
Utilities — 0.2%
10,000	Dominion Resources, Inc., Series A, 8.375%	293,700
10,000	NextEra Energy Capital Holdings, Inc., Series F, 8.750%	290,500
		584,200
Total Preferred Stocks (Cost $1,785,971)		1,774,100
Cash Equivalents — 3.4%
10,236,344	Huntington Money Market Fund, Interfund Shares, 0.010% (e) (f)	10,236,344
Total Cash Equivalents (Cost $10,236,344)		10,236,344
Total Investments (Cost $276,754,003) — 99.1%		296,536,619
Other Assets in Excess of Liabilities — 0.9%		2,786,945
Net Assets — 100.0%		$299,323,564

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	(Continued)

(a)	Illiquid security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2011.

(d)	Step Coupon: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specific date. The rate shown is the rate in effect at December 31, 2011.

(e)	Investment in affiliate.

(f)	Rate disclosed is the seven day yield as of December 31, 2011.

GMTN—Global Medium Term Note

LLC—Limited Liability Co.

LP—Limited Partnership

MTN—Medium Term Note

PLC—Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Intermediate Government Income Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S. Government Agencies	49.6%
U.S. Government Mortgage Backed Securities	23.8%
U.S. Treasury Obligations	17.5%
Collateralized Mortgage Obligations	6.2%
Corporate Bonds	1.5%
Cash[1]	1.4%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

U.S. Government Agencies — 49.4%
Federal Farm Credit Bank — 17.2%
$3,000,000	2.125%, 6/18/12	$3,026,760
3,000,000	1.375%, 6/25/13	3,048,954
1,000,000	4.500%, 12/15/15	1,138,931
2,000,000	4.875%, 12/16/15	2,307,058
1,000,000	3.750%, 1/29/16	1,111,876
1,000,000	5.270%, 9/1/16	1,188,518
2,000,000	5.050%, 3/8/17	2,360,352
1,000,000	5.550%, 8/1/17	1,217,542
1,000,000	2.500%, 9/21/17	1,012,337
2,500,000	3.150%, 1/12/18	2,733,035
1,000,000	4.250%, 4/16/18	1,148,328
2,000,000	5.050%, 8/1/18	2,425,682
1,000,000	5.375%, 11/10/20	1,245,110
		23,964,483
Federal Home Loan Bank — 23.2%
1,000,000	3.750%, 6/14/13	1,048,111
3,000,000	5.375%, 6/14/13	3,217,323
1,000,000	4.375%, 9/13/13	1,067,107
830,000	4.750%, 12/12/14	927,127
1,000,000	4.375%, 2/13/15	1,105,565
2,500,000	2.875%, 6/12/15	2,677,872
2,000,000	4.750%, 9/11/15	2,283,618
2,000,000	1.900%, 12/29/15	2,077,442
1,000,000	4.875%, 3/11/16	1,160,119
2,000,000	3.125%, 12/8/17	2,192,438
1,500,000	4.250%, 3/9/18	1,734,522
3,000,000	4.125%, 12/13/19	3,468,813
1,000,000	4.125%, 3/13/20	1,147,355
2,000,000	3.000%, 3/18/20	2,123,986
3,500,000	3.375%, 6/12/20	3,822,850
2,000,000	3.625%, 6/11/21	2,207,464
		32,261,712

Principal Amount		Value

U.S. Government Agencies — (Continued)
Federal National Mortgage Association — 9.0%
$5,000,000	4.125%, 4/15/14	$5,410,265
2,000,000	1.500%, 9/8/14	2,040,026
1,000,000	3.125%, 5/15/15	1,009,246
2,000,000	1.375%, 11/15/16	2,017,664
2,000,000	3.000%, 11/23/21	2,007,710
		12,484,911
Total U.S. Government Agencies (Cost $63,632,266)		68,711,106
U.S. Government Mortgage Backed Agencies — 23.7%
Federal Home Loan Mortgage Corporation — 4.7%
125,935	Pool # M81004, 5.000%, 1/1/13	128,840
131,517	Pool # E01184, 6.000%, 8/1/17	141,262
407,979	Pool # B10827, 4.500%, 11/1/18	435,064
790,009	Pool # J02717, 5.500%, 11/1/20	862,911
409,834	Pool # C90699, 5.000%, 8/1/23	446,989
417,441	Pool # C91167, 5.000%, 4/1/28	449,025
227,905	Pool # G08005, 5.500%, 8/1/34	248,246
341,111	Pool # 1G0865, 4.826%, 7/1/35 (a)	360,408
903,749	Pool # 972190, 5.146%, 11/1/35 (a)	961,361
483,288	Pool # G03609, 5.500%, 10/1/37	525,064
1,955,173	Pool # G06784, 3.500%, 10/1/41	2,009,187
		6,568,357
Federal National Mortgage Association — 13.9%
103,917	Pool # 647408, 5.000%, 10/1/17	112,240
557,459	Pool # 357805, 5.000%, 6/1/20	601,062
624,637	Pool # 889799, 5.500%, 2/1/23	678,570
213,659	Pool # 254911, 5.000%, 10/1/23	234,131
527,017	Pool # 255360, 5.000%, 8/1/24	576,196
511,421	Pool # 255767, 5.500%, 6/1/25	560,983

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Intermediate Government Income Fund	(Continued)

Principal Amount		Value

U.S. Government Agencies — (Continued)
Federal National Mortgage Association (Continued)
$706,153	Pool # 255984, 4.500%, 11/1/25	$762,300
510,219	Pool # 256116, 6.000%, 2/1/26	562,694
399,860	Pool # 256213, 6.000%, 4/1/26	440,984
529,638	Pool # 257536, 5.000%, 1/1/29	572,442
810,452	Pool # MA0115, 4.500%, 7/1/29	866,787
842,917	Pool # MA0563, 4.000%, 11/1/30	890,748
1,404,421	Pool # MA0667, 4.000%, 3/1/31	1,484,113
2,281,682	Pool # MA0706, 4.500%, 4/1/31	2,440,285
925,915	Pool # MA0804, 4.000%, 7/1/31	978,455
347,985	Pool # 254594, 5.500%, 1/1/33	380,404
602,371	Pool # 783793, 6.000%, 7/1/34	671,476
479,286	Pool # 807963, 5.000%, 1/1/35	523,113
355,311	Pool # 806715, 5.500%, 1/1/35	388,190
598,760	Pool # 735224, 5.500%, 2/1/35	654,541
575,244	Pool # 868935, 5.500%, 5/1/36	627,575
267,090	Pool # 907484, 6.000%, 1/1/37	294,393
864,366	Pool # AD7906, 5.000%, 7/1/40	934,761
948,068	Pool # AH6655, 4.000%, 2/1/41	996,829
1,991,121	Pool # AJ5469, 3.500%, 11/1/41	2,049,550
		19,282,822
Government National Mortgage Association — 5.1%
502,728	Pool # 683552, 5.500%, 2/15/23	547,548
645,358	Pool # 666057, 5.000%, 3/15/23	701,483
153,988	Pool # 2699, 6.000%, 1/20/29	175,123
149,878	Pool # 576456, 6.000%, 3/15/32	171,016
2,092,679	Pool # 4113, 5.000%, 4/20/38	2,317,118
547,969	Pool # 676974, 5.500%, 5/15/38	615,523
874,911	Pool # 733602, 5.000%, 4/15/40	974,186
1,486,029	Pool # 4978, 4.500%, 3/20/41	1,623,905
		7,125,902
Total U.S. Government Mortgage Backed Agencies (Cost $31,292,898)		32,977,081
U.S. Treasury Obligations — 17.5%
U.S. Treasury Inflation Protection Notes — 1.4%
1,500,000	2.000%, 1/15/16	1,912,650
U.S. Treasury Notes — 16.1%
1,000,000	4.125%, 8/31/12	1,026,367
2,000,000	4.250%, 11/15/14	2,220,624
3,000,000	2.125%, 11/30/14	3,150,936
2,000,000	4.500%, 2/15/16	2,312,344
2,000,000	5.125%, 5/15/16	2,379,844
2,000,000	1.000%, 8/31/16	2,021,876
3,000,000	1.375%, 11/30/18	3,010,314
2,000,000	2.625%, 11/15/20	2,153,124
2,000,000	2.125%, 8/15/21	2,051,250
2,000,000	2.000%, 11/15/21	2,022,812
		22,349,491
Total U.S. Treasury Obligations (Cost $22,621,202)		24,262,141

Principal Amount or Shares		Value

Collateralized Mortgage Obligations — 6.2%
Federal Home Loan Bank — 0.2%
$271,593	Series 00-0606, 5.270%, 12/28/12	$281,201
Federal Home Loan Mortgage Corporation — 3.8%
227,117	Series 2555, 4.250%, 1/15/18	238,490
2,418,110	Series 2571, 5.500%, 7/15/21	2,467,997
390,425	Series 2974, 5.000%, 9/15/31	393,196
1,784,110	Series 2802, 5.500%, 11/15/31	1,827,346
407,412	Series 2976, 4.500%, 1/15/33	426,656
		5,353,685
Federal National Mortgage Association — 0.3%
5,752	Series 2003-32, 5.000%, 3/25/17	5,749
240,117	Series 2003-11, 5.500%, 8/25/32	250,782
101,823	Series 2003-16, 4.000%, 2/25/33	107,468
		363,999
Government National Mortgage Association — 1.9%
1,500,000	Series 2003-100, 5.500%, 1/20/23	1,563,883
1,000,000	Series 2005-55, 5.000%, 5/20/32	1,033,521
		2,597,404
Total Collateralized Mortgage Obligations (Cost $8,335,959)		8,596,289
Corporate Bonds — 1.5%
Financials — 1.5%
2,000,000	Morgan Stanley, 1.950%, 6/20/12 (b)	2,016,118
Total Corporate Bonds (Cost $1,999,882)		2,016,118
Cash Equivalents — 1.4%
1,933,516	Huntington Money Market Fund, Interfund Shares, 0.010% (c) (d)	1,933,516
Total Cash Equivalents (Cost $1,933,516)		1,933,516
Total Investments (Cost $129,815,723) — 99.7%		138,496,251
Other Assets in Excess of Liabilities — 0.3%		484,377
Net Assets — 100.0%		$138,980,628
(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2011.

(b)	Security issued under terms of the Temporary Liquidity Guarantee Program and is guaranteed by the Federal Deposit Insurance Corporation.

(c)	Investment in affiliate.

(d)	Rate disclosed is the seven day yield as of December 31, 2011.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mortgage Securities Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
U.S. Government Mortgage Backed Securities	71.9%
Real Estate Investment Trusts	11.0%
Collateralized Mortgage Obligations	8.5%
U.S. Government Agencies	4.8%
Cash[1]	3.8%
Total	100.0%
1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

U.S. Government Mortgage Backed Agencies — 71.9%
Federal Home Loan Mortgage Corporation — 17.1%
$125,935	Pool# M81004, 5.000%, 1/1/13	$128,840
187,208	Pool # J03237, 5.500%, 8/1/16	202,787
107,601	Pool # E96459, 5.000%, 5/1/18	115,882
48,881	Pool # C90237, 6.500%, 11/1/18	54,542
407,979	Pool # B10827, 4.500%, 11/1/18	435,064
551,941	Pool # J10396, 4.000%, 7/1/19	584,955
196,968	Pool # G12297, 6.000%, 7/1/21	214,595
663,634	Pool # G12867, 4.500%, 8/1/22	706,861
317,924	Pool # C90779, 5.000%, 1/1/24	346,747
328,525	Pool # C90859, 5.500%, 10/1/24	359,387
385,363	Pool # C90999, 5.500%, 11/1/26	419,638
417,441	Pool # C91167, 5.000%, 4/1/28	449,025
584,757	Pool # C91175, 5.000%, 5/1/28	629,000
135,672	Pool # C00730, 6.000%, 3/1/29	151,131
2,998,012	Pool # C91251, 4.500%, 6/1/29	3,191,749
2,134,493	Pool # C91296, 5.000%, 4/1/30	2,295,989
384,000	Pool # A15284, 5.500%, 10/1/33	418,513
455,810	Pool # G08005, 5.500%, 8/1/34	496,493
341,110	Pool # 1G0865, 4.826%, 7/1/35 (a)	360,408
268,092	Pool # G08168, 6.000%, 12/1/36	295,371
384,060	Pool # A55565, 6.000%, 12/1/36	423,140
419,992	Pool # G03498, 5.500%, 11/1/37	456,297
1,852,990	Pool # G06023, 4.000%, 9/1/40	1,946,265
1,260,831	Pool # A93936, 4.500%, 9/1/40	1,336,792
902,629	Pool # A94008, 4.000%, 9/1/40	948,065
1,466,380	Pool # G06784, 3.500%, 10/1/41	1,506,890
		18,474,426
Federal National Mortgage Association — 49.1%
154,308	Pool # 254486, 5.000%, 9/1/17	166,667
169,769	Pool # 663808, 5.000%, 11/1/17	183,367
258,956	Pool # 684488, 5.000%, 12/1/17	280,425
368,379	Pool # 693256, 5.000%, 4/1/18	401,682

Principal Amount		Value

U.S. Government Mortgage Backed Agencies — (Continued)
Federal National Mortgage Association — (Continued)
$229,552	Pool # 254720, 4.500%, 5/1/18	$245,794
255,670	Pool # 786729, 5.500%, 8/1/19	280,062
250,377	Pool # 896597, 5.000%, 8/1/21	270,352
287,565	Pool # 254831, 5.000%, 8/1/23	310,805
605,521	Pool # 254908, 5.000%, 9/1/23	654,458
563,244	Pool # 254911, 5.000%, 10/1/23	617,212
251,474	Pool # 255320, 5.000%, 7/1/24	275,569
1,927,049	Pool # 932438, 4.000%, 1/1/25	2,032,984
802,004	Pool # 255711, 5.500%, 4/1/25	879,726
227,434	Pool # 357771, 5.000%, 5/1/25	248,658
400,602	Pool # 255834, 4.500%, 6/1/25	434,207
706,153	Pool # 255984, 4.500%, 11/1/25	762,300
637,774	Pool # 256116, 6.000%, 2/1/26	703,368
1,181,104	Pool # 257163, 5.000%, 4/1/28	1,277,295
673,673	Pool # 257238, 5.000%, 6/1/28	728,538
628,660	Pool # 257281, 5.000%, 7/1/28	679,859
529,638	Pool # 257536, 5.000%, 1/1/29	572,442
1,102,553	Pool # MA0096, 4.500%, 6/1/29	1,179,882
1,296,723	Pool # MA0115, 4.500%, 7/1/29	1,386,860
3,133,739	Pool # AC1219, 4.500%, 8/1/29	3,351,568
1,399,648	Pool # MA0171, 4.500%, 9/1/29	1,496,939
842,917	Pool # MA0563, 4.000%, 11/1/30	890,748
1,854,449	Pool # MA0641, 4.000%, 2/1/31	1,959,677
1,404,421	Pool # MA0667, 4.000%, 3/1/31	1,484,113
2,281,682	Pool # MA0706, 4.500%, 4/1/31	2,440,285
4,138,461	Pool # MA0776, 4.500%, 6/1/31	4,426,130
925,915	Pool # MA0804, 4.000%, 7/1/31	978,455
48,605	Pool # 602879, 6.000%, 11/1/31	54,182
649,657	Pool # 729535, 5.500%, 7/1/33	710,179
88,972	Pool # 748422, 6.000%, 8/1/33	99,179
439,103	Pool # 786457, 5.290%, 7/1/34 (a)	471,378
602,371	Pool # 783793, 6.000%, 7/1/34	671,476
355,311	Pool # 806715, 5.500%, 1/1/35	388,190

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mortgage Securities Fund	(Continued)

Principal Amount or Shares		Value

U.S. Government Mortgage Backed Agencies — (Continued)
Federal National Mortgage Association — (Continued)
$216,147	Pool # 814261, 6.000%, 1/1/35	$240,201
598,760	Pool # 735224, 5.500%, 2/1/35	654,541
80,584	Pool # 836450, 6.000%, 10/1/35	89,124
407,428	Pool # 845573, 5.402%, 2/1/36 (a)	435,102
361,209	Pool # 745511, 5.000%, 4/1/36	390,457
625,602	Pool # 745418, 5.500%, 4/1/36	683,101
235,292	Pool # 888029, 6.000%, 12/1/36	259,564
267,090	Pool # 907484, 6.000%, 1/1/37	294,393
864,366	Pool # AD7906, 5.000%, 7/1/40	934,761
1,648,773	Pool # AD7724, 5.000%, 7/1/40	1,783,052
3,666,213	Pool # AE4310, 4.000%, 9/1/40	3,854,772
1,646,623	Pool # AE0395, 4.500%, 10/1/40	1,752,555
1,354,118	Pool # AE4628, 4.500%, 10/1/40	1,442,109
1,422,102	Pool # AH6655, 4.000%, 2/1/41	1,495,243
2,810,104	Pool # AB3417, 4.000%, 8/1/41	2,955,510
1,991,121	Pool # AJ5469, 3.500%, 11/1/41	2,049,550
		53,309,046
Government National Mortgage Association — 5.7%
387,004	Pool # 683915, 5.000%, 1/15/23	422,474
466,979	Pool # 691761, 5.000%, 7/15/23	507,591
858,641	Pool # 4978, 4.500%, 12/20/25	928,785
1,471,686	Pool # 605653, 5.500%, 8/15/34	1,660,476
964,547	Pool # 3637, 5.500%, 11/20/34	1,088,642
547,969	Pool # 676974, 5.500%, 5/15/38	615,523
874,911	Pool # 733602, 5.000%, 4/15/40	974,186
		6,197,677
Total U.S. Government Mortgage Backed Agencies (Cost $74,703,885)		77,981,149
Common Stocks — 11.0%
Real Estate Investment Trusts — 11.0%
10,074	Acadia Realty Trust	202,890
6,500	Alexandria Real Estate Equities, Inc.	448,305
13,000	American Campus Communities, Inc.	545,480
1,000	Associated Estates Realty Corp.	15,950
2,000	BioMed Realty Trust, Inc.	36,160
5,500	Boston Properties, Inc.	547,800
6,500	Brandywine Realty Trust	61,750
2,000	Brookfield Office Properties, Inc.	31,280
1,000	Camden Property Trust	62,240
6,000	Cogdell Spencer, Inc.	25,500
2,000	Colonial Properties Trust	41,720
1,000	Coresite Realty Corp.	17,820
1,000	DDR Corp.	12,170
1,000	DiamondRock Hospitality Co.	9,640
8,300	Digital Realty Trust, Inc.	553,361
16,000	Douglas Emmett, Inc.	291,840
17,000	Duke Realty Corp.	204,850
5,000	DuPont Fabros Technology, Inc.	121,100
11,000	EastGroup Properties, Inc.	478,280

Principal Amount or Shares		Value

Common Stocks — (Continued)
Real Estate Investment Trusts — (Continued)
8,500	Equity Lifestyle Properties, Inc.	$566,865
8,000	Equity Residential	456,240
4,500	Essex Property Trust, Inc.	632,295
1,000	Excel Trust, Inc.	12,000
1,500	Federal Realty Investment Trust	136,125
7,000	HCP, Inc.	290,010
500	Health Care REIT, Inc.	27,265
3,500	Healthcare Realty Trust, Inc.	65,065
8,000	Home Properties, Inc.	460,560
17,616	Host Hotels & Resorts, Inc.	260,188
8,600	Kimco Realty Corp.	139,664
10,000	Kite Realty Group Trust	45,100
13,000	LaSalle Hotel Properties	314,730
9,915	Macerich Co./The	501,699
9,000	Mack-Cali Realty Corp.	240,210
9,500	National Retail Properties, Inc.	250,610
3,500	Pennsylvania Real Estate Investment Trust	36,540
1,000	Post Properties, Inc.	43,720
5,743	ProLogis, Inc.	164,192
5,000	Public Storage, Inc.	672,300
2,000	Realty Income Corp.	69,920
3,500	Regency Centers Corp.	131,670
1,000	Sabra Health Care REIT, Inc.	12,090
7,000	Simon Property Group, Inc.	902,580
1,903	SL Green Realty Corp.	126,816
1,000	Sovran Self Storage, Inc.	42,670
13,000	Tanger Factory Outlet Centers, Inc.	381,160
6,376	UDR, Inc.	160,038
9,000	Ventas, Inc.	496,170
4,436	Vornado Realty Trust	340,951
1,000	Washington Real Estate Investment Trust	27,350
7,500	Weingarten Realty Investors	163,650
2,000	Westfield Group	15,977
2,000	Westfield Retail Trust	5,094
Total Common Stocks (Cost $8,492,132)		11,899,650
Collateralized Mortgage Obligations — 8.5%
Federal Home Loan Bank — 0.2%
$260,225	Series Z2-2013, 4.800%, 2/25/13	268,832
Federal Home Loan Mortgage Corporation — 6.0%
364,533	Series 3322, 5.250%, 4/15/17	383,222
371,737	Series 2497, 5.000%, 9/15/17	396,514
402,614	Series 2770, 4.000%, 1/15/18	412,567
1,000,000	Series 2784, 4.000%, 4/15/19	1,069,262
367,473	Series 2541, 5.500%, 11/15/20	370,192
967,244	Series 2571, 5.500%, 7/15/21	987,199
208,800	Series 2555, 5.500%, 4/15/22	214,417
704,422	Series 2672, 5.500%, 8/15/31	725,996
390,425	Series 2974, 5.000%, 9/15/31	393,196
1,000,000	Series 2802, 5.500%, 11/15/31	1,024,234
407,412	Series 2976, 4.500%, 1/15/33	426,656
58,310	Series 3002, 5.000%, 7/15/35	58,531
		6,461,986

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mortgage Securities Fund	(Continued)

Principal Amount		Value

Collateralized Mortgage Obligations — (Continued)
Federal National Mortgage Association — 1.8%
$220,613	Series 2003-38, 5.000%, 3/25/23	$233,361
306,134	Series 1999-13, 6.000%, 4/25/29	343,447
359,610	Series 2003-32, 5.000%, 12/25/31	367,452
1,000,000	Series 2003-92, 5.000%, 3/25/32	1,045,491
		1,989,751
Residential Whole Loans — 0.5%
517,808	Citicorp Mortgage Securities, Inc., 5.500%, 10/25/35	510,102
Total Collateralized Mortgage Obligations (Cost $8,899,116)		9,230,671
U.S. Government Agencies — 4.7%
Federal Home Loan Bank — 3.2%
1,000,000	4.250%, 3/9/18	1,157,944
2,000,000	4.125%, 12/13/19	2,316,522
		3,474,466
Federal Home Loan Mortgage Corporation — 0.5%
500,000	4.500%, 4/2/14	543,560

Principal Amount or Shares		Value

U.S. Government Agencies (Continued)
Federal National Mortgage Association — 1.0%
$1,000,000	5.000%, 3/2/15	$1,135,229
Total U.S. Government Agencies (Cost $4,496,292)		5,153,255
Cash Equivalents — 3.8%
4,172,889	Huntington Money Market Fund, Interfund Shares, 0.010% (b)(c)	4,172,889
Total Cash Equivalents (Cost $4,172,889)		4,172,889
Total Investments (Cost $100,764,314) — 99.9%		108,437,614
Other Assets in Excess of Liabilities — 0.1%		94,886
Net Assets — 100.0%		$108,532,500
(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2011.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2011.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax-Free Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
School Districts	32.9%
General Obligations	32.0%
Higher Education	11.5%
Water	6.4%
Cash	3.2%
Facilities	2.7%
Airport	2.5%
Transportation	2.4%
Single Family Housing	2.1%
General Fund	1.6%
Medical	1.6%
Power	1.1%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Municipal Bonds — 96.3%
Ohio — 96.3%
$50,000	Akron, OH, Bath Copley Joint Township Hospital District Revenue, (AGM Ins.), 5.250%, 11/15/15	$50,600
120,000	Akron, OH, Pension Funding Refunding Revenue, (AMBAC Ins.), 5.250%, 12/1/18	125,368
225,000	Akron, OH, G.O., (AMBAC Ins.), 5.000%, 12/1/24	242,323
100,000	Akron, OH, G.O., (MBIA-RE FGIC Ins.), 5.000%, 12/1/22	100,240
70,000	Akron, OH, Refunding & Improvement, G.O., (National Reinsurance), 5.250%, 12/1/18	70,127
200,000	Akron, OH, Refunding & Improvement, G.O., (National Reinsurance), 5.000%, 12/1/23	208,494
100,000	Ashland, OH, Various Purposes, G.O., (National Reinsurance), 4.500%, 12/1/22	103,584
150,000	Barberton, OH, City School District, G.O., (Student Credit Program), 5.000%, 12/1/22	173,411
115,000	Big Walnut, OH, Local School District, G.O., (AGM Ins.), 5.000%, 12/1/22	124,995

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$205,000	Bowling Green State University, OH, General Receipts Revenue, (AMBAC Ins.), 5.250%, 6/1/19	$213,341
300,000	Bowling Green, OH, City School District, School Facilities Construction and Improvement, G.O., (AGM Ins.), 5.000%, 12/1/23	332,571
320,000	Bowling Green, OH, City School District, G.O., (AGM Ins.), 5.000%, 12/1/24	351,373
560,000	Brookfield, OH, Local School District, School Facilities Improvement, G.O., (AGM Ins.), 5.000%, 1/15/22	637,213
250,000	Bucyrus, OH, City School District, G.O., (AGM Ins.), 5.000%, 12/1/22	277,340
300,000	Butler County, OH, Sewer Systems Revenue, (AGM Ins.), 5.000%, 12/1/19	356,568
170,000	Butler County, OH, G.O., (AMBAC Ins.), 4.750%, 12/1/20	182,930
400,000	Butler County, OH, G.O., (AMBAC Ins.), 4.750%, 12/1/24	425,988
500,000	Centerville, OH, G.O., (National Reinsurance), 5.000%, 12/1/20	533,820

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax-Free Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$200,000	Chagrin Falls, OH, Exempt Village School District, G.O., (MBIA Ins.), 5.250%, 12/1/19	$220,582
200,000	Clark County, OH, Various Purposes, G.O., (XLCA Ins.), 5.000%, 12/1/18	232,172
80,000	Cleveland, OH, School District Refunding, G.O., (FGIC Ins.), 5.250%, 12/1/14	83,578
500,000	Cleveland, OH, Public Power System Revenue, Series A, (National Reinsurance, FGIC Ins.), 5.000%, 11/15/16	568,150
500,000	Cleveland, OH, Airport System Revenue, Series C, (AGM Ins.), 5.000%, 1/1/18	553,830
400,000	Cleveland, OH, School District Refunding, G.O., (FGIC Ins.), 5.000%, 12/1/18	416,988
600,000	Cleveland, OH, Municipal School District, G.O., (National Reinsurance, FGIC Ins.), 5.000%, 12/1/21	625,482
365,000	Cleveland, OH, Airport System Revenue, Series C, (Assured Guaranty), 5.000%, 1/1/23	391,430
70,000	Cleveland, OH, Municipal School District, G.O., (National Reinsurance, FGIC Ins.), 4.500%, 12/1/24	72,657
245,000	Cleveland, OH, Waterworks Revenue, Series P, 5.000%, 1/1/26	274,385
250,000	Cleveland, OH, Greater Cleveland Regional Transit Authority, Capital Improvement, G.O., Series A, 5.000%, 12/1/21	284,647
335,000	Cleveland, OH, Greater Cleveland Regional Transit Authority, Capital Improvement, G.O., Series A, (MBIA-RE FGIC Ins.), 5.000%, 12/1/21	361,944
150,000	Clyde-Green Springs, OH, Exempted Village School District, School Facilities Construction and Improvement, G.O., (AGM Ins., Student Credit Program), 5.000%, 12/1/19	175,353
250,000	Columbus, OH, Regional Airport Authority Revenue, (MBIA Ins.), 5.000%, 1/1/20	279,640
100,000	Columbus, OH, Regional Airport Authority Revenue, (AGM National Reinsurance), 5.000%, 1/1/21	111,458

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$55,000	Columbus, OH, Sewer Revenue, Series A, 5.000%, 6/1/24	$61,797
100,000	Cuyahoga Community College District, General Receipts Revenue, Series A, 5.000%, 12/1/22	104,196
255,000	Cuyahoga County, OH, Cleveland Clinic Health Systems, Series A, 6.000%, 1/1/17	276,377
245,000	Cuyahoga County, OH, Cleveland Clinic Health Systems, Series A, 6.000%, 1/1/17	265,538
200,000	Cuyahoga County, OH, Various Purposes, G.O., Series A, 5.000%, 12/1/21	241,556
125,000	Cuyahoga County, OH, Cleveland Clinic Health Systems, Series A, 5.750%, 1/1/24	135,015
125,000	Cuyahoga County, OH, Cleveland Clinic Health Systems, Series A, 5.750%, 1/1/24	135,015
220,000	Dalton Local School District, School Improvement, G.O., (Student Credit Program), 5.000%, 8/1/24	250,895
490,000	Dalton Local School District, School Improvement, G.O., (Student Credit Program), 5.000%, 8/1/25	552,132
250,000	Dublin, OH, City School District, School Facilities Construction & Improvement, G.O., (AGM Ins.), 5.000%, 12/1/20	272,007
445,000	Fairfield County, OH, G.O., (National Reinsurance), 5.000%, 12/1/25	472,261
360,000	Fairfield Union, OH, Local School District, G.O., Series A, (AGM Ins.), 4.250%, 12/1/18	402,307
150,000	Fairless, OH, Local School District, G.O., (AGM Ins.), 5.000%, 12/1/21	160,313
155,000	Forest Hills, OH, Local School District, G.O., (AGM Ins.), 4.750%, 12/1/16	164,006
190,000	Franklin County, OH, Municipal Facilities Improvements, G.O., (MBIA Ins.), 4.650%, 12/1/15	195,430
35,000	Gallia, OH, Local School District, G.O., (AGM Ins.), 4.500%, 12/1/20	37,344
300,000	Grand Valley, OH, Local School District, School Improvement, G.O., (Student Credit Program), 0.000%, 12/1/16 (a)	266,997

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax-Free Fund	(Continued)

Principal Amount		Value

Municipal Bonds —(Continued)
Ohio — (Continued)
$450,000	Greene County, OH, Sewer Systems Revenue, (AMBAC Ins.), 5.000%, 12/1/18	$512,644
100,000	Greene County, OH, Water System Revenue, Series A, (National Reinsurance), 5.250%, 12/1/20	123,269
275,000	Greene County, OH, Water & Sewer Revenue, (AGM Ins.), 5.000%, 12/1/21	295,908
170,000	Hamilton County, OH, Stratford Heights Project, (AGM Ins.), 5.000%, 6/1/18	196,751
200,000	Hamilton County, OH, Sewer Systems Revenue, Series A, (MBIA Ins.), 5.000%, 12/1/20	226,998
280,000	Hamilton, OH, Various Purposes, G.O., (Assured Guaranty), 5.000%, 11/1/21	321,510
200,000	Huber Heights, OH, City School District, School Improvement,G.O., 4.750%, 12/1/24	224,166
150,000	Hudson, OH, Various Purposes, G.O., (AMBAC Ins.), 5.000%, 12/1/19	163,928
500,000	Independence, OH, Local School District, G.O., 0.000%, 12/1/18 (a)	422,900
75,000	Independence, OH, Rockside Road Improvement, G.O., (AMBAC Ins.), 5.000%, 12/1/20	83,292
160,000	Jackson, OH, Local School District, Stark and Summit Counties, G.O., (AGM Ins.), 5.000%, 12/1/18	174,069
100,000	Kenston, OH, Local School District, G.O., 5.000%, 12/1/20	122,621
335,000	Kent State University, OH, General Receipts Revenue, G.O., Series B, (Assured Guaranty), 5.000%, 5/1/19	397,608
615,000	Kent State University, OH, General Receipts Revenue, Series B, 5.000%, 5/1/23	695,294
50,000	Kettering, OH, City School District, School Improvement, G.O., (AGM Ins.), 4.750%, 12/1/19	56,573
400,000	Kettering, OH, City School District, G.O., (AGM Ins.), 4.750%, 12/1/22	440,552
95,000	Keystone, OH, Local School District, G.O., (AGM Ins.), 5.000%, 12/1/19	101,336
100,000	Lake, OH, Local School District, Stark County School Improvement, G.O., (AGM Ins.), 5.000%, 12/1/18	110,035

Principal Amount		Value

Municipal Bonds —(Continued)
Ohio — (Continued)
$285,000	Lakewood City, OH, School District, G.O., (AGM Ins.), 5.000%, 12/1/18	$305,340
300,000	Licking Heights, OH, Local School District, G.O., (National Reinsurance, FGIC Ins.), 4.750%, 12/1/20	329,991
250,000	Lorain, OH, City School District, G.O., (National Reinsurance), 4.750%, 12/1/25	256,442
250,000	Marysville, OH, Exempted Village School District, G.O., (AGM Ins.), 5.000%, 12/1/23	271,655
50,000	Marysville, OH, Exempted Village School District, G.O., (AGM Ins.), 5.000%, 12/1/24	53,946
125,000	Medina County, OH, Library District, G.O., 0.000%, 12/1/19 (a)	100,883
600,000	Medina County, OH, Library District, G.O., (FGIC Ins.), 5.250%, 12/1/20	655,062
500,000	Middletown, OH, G.O., (AGM Ins.), 5.000%, 12/1/21	579,000
540,000	Montgomery County, OH, Refunding & Improvement, G.O., (National Reinsurance), 5.000%, 12/1/21	585,819
200,000	Mount Healthy, OH, City School District, G.O., (AGM Ins.), 5.250%, 12/1/19	238,628
250,000	Mount Healthy, OH, City School District, G.O., (AGM Ins.), 5.000%, 12/1/25	277,245
50,000	Mount Vernon, OH, City School District, G.O., (AGM Ins.), 5.000%, 12/1/17	55,001
300,000	Northwest, OH, Local School District, Stark, Summit & Wayne Counties, G.O., 0.000%, 12/1/19 (a)	243,444
200,000	Ohio Capital Asset Financing Program Fractionalized Interests, G.O., Series B, 5.000%, 12/1/22	225,974
145,000	Ohio Housing Finance Agency, Single-Family Mortgage Revenue, Series 1, 2.650%, 5/1/17	144,711
410,000	Ohio Housing Finance Agency, Single-Family Mortgage Revenue, Series 3, 2.550%, 11/1/17	416,445
370,000	Ohio Housing Finance Agency, Single-Family Mortgage Revenue, Series 1, 3.250%, 5/1/20	367,373
75,000	Ohio State, G.O., Series A, 5.000%, 9/15/17	85,271
500,000	Ohio State, G.O., Series A, 5.000%, 9/15/19	564,235

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax-Free Fund	(Continued)

Principal Amount		Value

Municipal Bonds —(Continued)
Ohio — (Continued)
$100,000	Ohio State, Infrastructure Improvement, G.O., Series A, 5.000%, 3/1/20	$113,572
75,000	Ohio State, G.O., Series C, 5.000%, 8/1/20	93,647
175,000	Ohio State, G.O., Series A, 5.000%, 9/1/20	205,371
350,000	Ohio State, G.O., Series D, 5.000%, 9/15/20	397,778
725,000	Ohio State, Revitalization Project Revenue, Series A, (AMBAC Ins.), 5.000%, 4/1/21	802,988
150,000	Ohio State, G.O., Series D, 5.000%, 9/15/21	170,150
500,000	Ohio State, G.O., Series C, 4.250%, 9/15/22	589,360
655,000	Ohio State, G.O., Series A, 5.375%, 9/1/23	760,180
130,000	Ohio State, Infrastructure Improvement, G.O., Series A, 5.000%, 9/1/23	145,092
750,000	Ohio State, G.O., Series A, 4.500%, 9/15/23	810,142
1,100,000	Ohio State, G.O., Series A, 4.500%, 9/15/24	1,182,181
100,000	Ohio State, G.O., Series A, 4. 500%, 9/15/25	106,608
150,000	Ohio State , Parks & Recreation Revenue, Series II-A, (AGM Ins.), 5.000%, 12/1/17	161,295
225,000	Ohio State , Conservation Projects, G.O., Series A, 5.000%, 3/1/19	246,118
75,000	Ohio State , Higher Education, G.O., Series A, 5.000%, 5/1/21	79,637
550,000	Ohio State , Common Schools, G.O., Series A, 5.000%, 6/15/21	605,242
300,000	Ohio State , Higher Education, G.O., Series A, 5.000%, 5/1/22	318,549
150,000	Ohio State , Common Schools, G.O., Series A, 5.000%, 6/15/22	164,567
670,000	Ohio State , Higher Education, G.O., Series A, 5.000%, 2/1/24	741,851
400,000	Ohio State , Common Schools, G.O., Series B, 5.000%, 3/15/24	432,364
150,000	Ohio State , Common Schools, G.O., Series A, 5.000%, 6/15/24	163,386

Principal Amount		Value

Municipal Bonds —(Continued)
Ohio — (Continued)
$150,000	Ohio State Building Authority, State Facilities Arts Building, Fund Project Revenue, Series A, 5.000%, 4/1/16	$157,788
400,000	Ohio State Building Authority, Administration Building Fund Revenue, Series A, 5.000%, 10/1/23	453,916
430,000	Ohio State Building Authority, State Facilities Administration Building Fund Revenue, Series A, (AGM Ins.), 5.000%, 4/1/24	455,955
100,000	Ohio State Cultural and Sports Capital Facilities Revenue, Series A, (AGM Ins.), 5.000%, 4/1/17	111,291
250,000	Ohio State Higher Educational Facility Commission, Denison University Project Revenue, 5.000%, 11/1/20	269,972
50,000	Ohio State Major New Street Infrastructure Project Revenue, Series 2008-1, 5.500%, 6/15/20	60,565
1,000,000	Ohio State Turnpike Commission Revenue, Series A, (FGIC Ins.), 5.500%, 2/15/20	1,238,030
170,000	Ohio State University, Revenue, Series A, 5.000%, 6/1/25	185,008
280,000	Ohio State University, Revenue, Series A, 5.000%, 12/1/26	316,364
200,000	Ohio University, General Receipts Revenue , 5.000%, 12/1/18	235,832
500,000	Olentangy, OH, Local School District, G.O., Series A, (AGM Ins.), 5.000%, 12/1/18	578,260
300,000	Olentangy, OH, Local School District, G.O., Series A, (AGM Ins.), 5.000%, 12/1/21	338,037
700,000	Olentangy, OH, Local School District, G.O., Series A, (AGM Ins.), 5.000%, 12/1/22	788,228
500,000	Plain City, OH , Local School District, G.O., (Student Credit Program), 5.000%, 11/1/18	595,550
100,000	Reynoldsburg, OH, City School District, School Facilities Construction and Improvement, G.O., (Student Credit Program), 5.000%, 12/1/20	116,382
470,000	River Valley, OH, Local School District, G.O., (AGM Ins., Student Credit Program), 5.250%, 11/1/23	565,739

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax-Free Fund	(Continued)

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$1,040,000	Shaker Heights, OH, Urban Renewal Refunding, G.O., (AMBAC Ins.), 5.000%, 12/1/17	$1,112,592
300,000	Sheffield Lake, OH, City School District, School Improvement, G.O., 5.000%, 12/1/25	334,782
780,000	Southwest Licking, OH, Local School District, G.O., (AMBAC Ins.), 5.000%, 12/1/19	834,990
500,000	South-Western City School District, (AGM Ins.), 4.750%, 12/1/22	551,140
150,000	Springboro, OH, Various Purposes, G.O., 5.000%, 12/1/18	180,711
125,000	Springfield City, OH, School District, (AGM Ins., Student Credit Program), 5.000%, 12/1/21	139,463
235,000	Swanton, OH, Local School District, School Improvement, G.O., (FGIC Ins.), 4.900%, 12/1/15	237,841
225,000	Toledo, OH, Sewer System Revenue, (AMBAC Ins.), 5.000%, 11/15/18	237,733
700,000	Toledo, OH, Waterworks Revenue, (MBIA Ins.), 5.000%, 11/15/19	781,235
350,000	Toledo, OH, School Facilities Improvement, G.O., Series B, (AGM Ins., Student Credit Program), 5.000%, 12/1/21	375,459
450,000	Toledo, OH, City School District, Series B, (FGIC Ins.), 5.000%, 12/1/21	482,733
300,000	Toledo, OH, Waterworks Revenue, (MBIA-RE FGIC Ins.), 5.000%, 11/15/22	327,894
400,000	Troy, OH, City School District, School Improvement, G.O., (AGM Ins.), 5.000%, 12/1/18	435,476
800,000	Troy, OH, G.O., 4.750%, 12/1/22	847,144
320,000	Troy, OH, G.O., 4.750%, 12/1/24	335,782
75,000	Trumbull County, OH, G.O., Series B, (AGM Ins.), 5.000%, 12/1/20	88,806
235,000	Twinsburg, OH , Local School District Refunding, G.O., (FGIC Ins.), 5.000%, 12/1/18	258,507
350,000	University of Akron, OH, General Receipts Revenue, Series A, (AGM Ins.), 5.000%, 1/1/21	394,859
500,000	University of Akron, OH, General Receipts Revenue, Series B, (AGM Ins.), 5.250%, 1/1/24	555,460

Principal Amount		Value

Municipal Bonds — (Continued)
Ohio — (Continued)
$500,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/17	$560,715
300,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/19	341,436
300,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/19	332,409
500,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (AGM Ins.), 5.000%, 6/1/20	558,020
500,000	University of Cincinnati, OH, General Receipts Revenue, Series A, (MBIA Ins.), 5.000%, 6/1/22	557,200
400,000	University of Toledo, OH, General Receipts Revenue, Series A, (AMBAC Ins.), 5.000%, 6/1/19	448,440
50,000	Warren County, OH, Waterworks Refunding Revenue, (AGM Ins.), 5.000%, 12/1/15	52,047
150,000	Warren County, OH, Waterworks Refunding Revenue, (AGM Ins.), 5.000%, 12/1/18	155,669
650,000	Washington Court House, OH, School Improvements, G.O., (National Reinsurance, FGIC Ins.), 5.000%, 12/1/19	714,668
200,000	Westerville, OH, City School District, G.O., (National Reinsurance), 5.000%, 12/1/17	217,858
125,000	Westerville, OH, G.O., (AMBAC Ins.), 5.000%, 12/1/23	142,645
300,000	Wyoming, OH, School District, Refunding School Improvement, G.O., (AGM Ins.), 5.000%, 12/1/20	329,847
400,000	Zanesville, OH, City School District, School Improvement, G.O., (Student Credit Program), 4.500%, 12/1/19	470,540
50,000	Zanesville, OH, City School District, School Improvement, G.O., (Student Credit Program), 3.750%, 12/1/21	53,973
Total Municipal Bonds (Cost $49,339,718)		51,786,756

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Ohio Tax-Free Fund	(Continued)

Shares		Value

Cash Equivalents — 3.2%
1,723,862	Fidelity Institutional Tax-Exempt Money Market Portfolio, Class I, 0.01% (b)	$1,723,862
Total Cash Equivalents (Cost $1,723,862)		1,723,862
Total Investments (Cost $51,063,580) — 99.5%		53,510,618
Other Assets in Excess of Liabilities — 0.5%		258,672
Net Assets — 100.0%		$53,769,290
(a)	Zero coupon capital appreciation bond.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

BAN — Bond Anticipation Note

FGIC — Financial Guaranty Insurance Co.

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

G.O. — General Obligation

MBIA — Municipal Bond Insurance Association

XLCA — XL Capital Assurance, Inc.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Short/Intermediate Fixed Income Securities Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Corporate Bonds	63.8%
U.S. Government Agencies	31.1%
U.S. Treasury Obligations	4.8%
Cash[1]	0.3%
Total	100.0%

1	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Principal Amount		Value

Corporate Bonds — 63.5%
Consumer Discretionary — 3.7%
$1,000,000	Home Depot, Inc., 5.250%, 12/16/13	$1,085,906
1,000,000	Johnson Controls, Inc., 4.875%, 9/15/13	1,059,843
1,000,000	McDonald’s Corp., MTN, 4.300%, 3/1/13	1,041,587
2,000,000	TCM Sub LLC, 3.550%, 1/15/15 (a)	2,073,482
2,000,000	Time Warner, Inc., 3.150%, 7/15/15	2,080,240
1,000,000	Walt Disney Co./The, 4.500%, 12/15/13	1,076,377
		8,417,435
Consumer Staples — 4.9%
2,000,000	Coca-Cola Enterprises, Inc., 1.125%, 11/12/13	2,006,380
1,000,000	CVS Caremark Corp., 4.875%, 9/15/14	1,093,541
1,585,000	General Mills, Inc., 5.250%, 8/15/13	1,693,855
1,000,000	H.J. Heinz Co., 5.350%, 7/15/13	1,067,473
2,000,000	Kellogg Co., 5.125%, 12/3/12	2,078,574
2,000,000	Safeway, Inc., 5.800%, 8/15/12	2,053,700
1,000,000	Sysco Corp., 4.200%, 2/12/13	1,037,354
		11,030,877
Energy — 4.4%
1,000,000	Apache Corp., 6.000%, 9/15/13	1,089,413
1,000,000	ConocoPhillips, 4.750%, 2/1/14	1,080,019
2,000,000	Kinder Morgan Energy Partners LP, 5.125%, 11/15/14	2,163,656
1,000,000	Noble Corp., 5.875%, 6/1/13	1,059,989

Principal Amount		Value

Corporate Bonds — (continued)
Energy — (continued)
$2,000,000	Schlumberger Norge AS, 1.950%, 9/14/16 (a)	$2,023,534
2,250,000	Spectra Energy Capital LLC, 5.900%, 9/15/13	2,395,600
		9,812,211
Financials — 17.3%
2,000,000	American Express Credit Co., MTN, 2.750%, 9/15/15	2,010,608
2,000,000	Bank of America Corp., MTN, 1.848%, 1/30/14 (b)	1,805,644
2,000,000	Bank of New York Mellon Corp./The, 2.950%, 6/18/15	2,074,122
2,000,000	Bank of Nova Scotia, 2.375%, 12/17/13	2,053,398
2,000,000	BB&T Corp., 5.200%, 12/23/15	2,141,196
1,000,000	Boeing Capital Corp., 3.250%, 10/27/14	1,064,797
2,000,000	Canadian Imperial Bank of Commerce, 1.450%, 9/13/13	1,999,954
1,000,000	Charles Schwab Corp./The, 4.950%, 6/1/14	1,083,745
1,500,000	Citigroup, Inc., 6.010%, 1/15/15	1,567,058
2,000,000	Fifth Third Bancorp, 3.625%, 1/25/16	2,029,184
2,500,000	General Electric Capital Corp., 2.250%, 11/9/15	2,511,177
1,500,000	Goldman Sachs Group, Inc., 5.500%, 11/15/14	1,545,404
2,000,000	HSBC Bank PLC, 3.500%, 6/28/15 (a)	2,016,148

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Short/Intermediate Fixed Income Securities Fund	(Continued)

Principal Amount		Value

Corporate Bonds — (continued)
Financials — (continued)
$1,000,000	KeyBank NA, 5.091%, 3/26/15	$1,072,171
2,000,000	Manulife Financial Corp., 3.400%, 9/17/15	2,011,154
2,000,000	MetLife Global Funding I, 3.125%, 1/11/16 (a)	2,052,300
2,000,000	Morgan Stanley, MTN, 2.953%, 5/14/13 (b)	1,920,444
2,000,000	Prudential Financial, Inc., 3.875%, 1/14/15	2,071,528
2,000,000	Royal Bank of Canada, MTN, 2.100%, 7/29/13	2,030,370
2,000,000	US Bank NA, 4.950%, 10/30/14	2,173,590
1,500,000	Wells Fargo & Co., Series I, 3.750%, 10/1/14	1,583,574
		38,817,566
Health Care — 8.6%
2,014,000	Cardinal Health, Inc., 4.000%, 6/15/15	2,155,298
2,232,000	Celgene Corp., 2.450%, 10/15/15	2,261,190
2,000,000	Covidien International Finance SA, 2.800%, 6/15/15	2,076,210
2,000,000	Howard Hughes Medical Institute, 3.450%, 9/1/14	2,132,998
2,000,000	McKesson Corp., 3.250%, 3/1/16	2,116,646
1,000,000	Medco Health Solutions, Inc., 6.125%, 3/15/13	1,055,250
2,000,000	Medtronic, Inc., 3.000%, 3/15/15	2,112,050
1,000,000	Medtronic, Inc., 2.625%, 3/15/16	1,035,741
1,200,000	St. Jude Medical, Inc., 3.750%, 7/15/14	1,272,581
2,000,000	Thermo Fisher Scientific, Inc., 3.200%, 5/1/15	2,113,990
1,000,000	Wyeth, 5.500%, 3/15/13	1,057,103
		19,389,057
Industrials — 7.4%
1,000,000	3M Co., MTN, 4.375%, 8/15/13	1,062,977
2,000,000	Anheuser-Busch InBev Worldwide, Inc., 2.500%, 3/26/13	2,036,970
2,000,000	Danaher Corp., 2.300%, 6/23/16	2,078,776
2,000,000	Eaton Corp., 4.900%, 5/15/13	2,106,750
1,000,000	Emerson Electric Co., 4.625%, 10/15/12	1,031,856
2,000,000	Harsco Corp., 2.700%, 10/15/15	2,062,656
1,500,000	JB Hunt Transport Services, Inc., 3.375%, 9/15/15	1,520,133

Principal Amount		Value

Corporate Bonds — (continued)
Industrials — (continued)
$1,000,000	Nabors Industries, Inc., 5.375%, 8/15/12	$1,022,103
1,500,000	Northrop Grumman Corp., 3.700%, 8/1/14	1,584,520
1,000,000	Raytheon Co., 1.625%, 10/15/15	1,006,850
1,000,000	Shell International Finance BV, 4.000%, 3/21/14	1,074,840
		16,588,431
Information Technology — 4.8%
1,000,000	Broadcom Corp., 2.375%, 11/1/15	1,023,647
1,000,000	Dell, Inc., 4.700%, 4/15/13	1,046,934
1,000,000	Dell, Inc., 2.300%, 9/10/15	1,021,755
1,500,000	Hewlett-Packard Co., 4.250%, 2/24/12	1,506,753
2,000,000	Oracle Corp., 4.950%, 4/15/13	2,112,096
2,000,000	Symantec Corp., 2.750%, 9/15/15	2,033,254
2,000,000	Texas Instruments, Inc., 2.375%, 5/16/16	2,083,342
		10,827,781
Materials — 5.6%
2,000,000	Air Products & Chemicals, Inc., 2.000%, 8/2/16	2,054,098
2,000,000	Barrick Gold Corp., 2.900%, 5/30/16	2,052,686
1,000,000	Nucor Corp., 4.875%, 10/1/12	1,026,735
1,000,000	Nucor Corp., 5.000%, 12/1/12	1,036,019
2,000,000	Potash Corp. of Saskatchewan, Inc., 3.750%, 9/30/15	2,144,268
2,000,000	PPG Industries, Inc., 5.750%, 3/15/13	2,108,028
2,000,000	Sherwin-Williams Co./The, 3.125%, 12/15/14	2,107,454
		12,529,288
Real Estate Investment Trusts — 1.4%
1,000,000	HCP, Inc., 2.700%, 2/1/14	998,546
2,060,000	Simon Property Group LP, 4.200%, 2/1/15	2,184,473
		3,183,019
Telecommunication Services — 1.8%
2,000,000	AT&T, Inc., 2.400%, 8/15/16	2,040,574
1,000,000	Verizon Communications, Inc., 1.950%, 3/28/14	1,020,656
1,000,000	Verizon Wireless, 7.375%, 11/15/13	1,113,440
		4,174,670

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Short/Intermediate Fixed Income Securities Fund	(Continued)

Principal Amount		Value

Corporate Bonds — (continued)
Utilities — 3.6%
$1,500,000	FPL Group Capital, Inc., 5.350%, 6/15/13	$1,582,335
1,000,000	Indiana Michigan Power Co., 6.375%, 11/1/12	1,041,056
2,000,000	PSEG Power LLC, 2.500%, 4/15/13	2,031,616
1,262,000	Southern Co., 4.150%, 5/15/14	1,348,130
1,000,000	Southern Co., 2.375%, 9/15/15	1,024,511
1,000,000	Wisconsin Public Service Corp., 4.875%, 12/1/12	1,036,326
		8,063,974
Total Corporate Bonds (Cost $139,883,718)		142,834,309
U.S. Government Agencies — 30.9%
Federal Agricultural Mortgage Corporation — 1.4%
3,000,000	3.250%, 6/25/14	3,184,092
Federal Farm Credit Bank — 3.6%
3,000,000	2.125%, 6/18/12	3,026,760
3,000,000	1.875%, 12/7/12	3,044,790
2,000,000	3.400%, 2/7/13	2,067,972
		8,139,522
Federal Home Loan Bank — 12.8%
2,000,000	1.125%, 5/18/12	2,007,532
2,000,000	1.875%, 6/20/12	2,015,888
1,000,000	1.625%, 9/26/12	1,010,036
3,000,000	1.625%, 6/14/13	3,055,071
1,000,000	4.375%, 9/13/13	1,067,107
3,000,000	1.000%, 9/13/13	3,030,516
6,000,000	1.375%, 5/28/14	6,118,242
2,000,000	3.250%, 9/12/14	2,141,160
2,000,000	1.375%, 9/12/14	2,041,192
2,000,000	4.750%, 11/14/14	2,233,492
2,000,000	1.750%, 9/11/15	2,066,132
2,000,000	1.900%, 12/29/15	2,077,442
		28,863,810
Federal Home Loan Mortgage Corporation — 0.9%
2,000,000	2.175%, 2/19/14	2,070,334

Principal Amount or Shares		Value

U.S. Government Agencies — (continued)
Federal National Mortgage Association — 12.2%
$2,000,000	1.250%, 6/22/12	$2,010,532
5,000,000	0.625%, 9/24/12	5,016,895
5,000,000	1.125%, 9/17/13	5,056,985
3,000,000	1.250%, 2/27/14	3,043,374
4,000,000	1.500%, 9/8/14	4,080,052
3,000,000	1.300%, 11/17/14	3,057,210
3,000,000	1.625%, 10/26/15	3,074,424
2,000,000	0.984%, 6/7/16 (b)	2,005,820
		27,345,292
Total U.S. Government Agencies (Cost $68,387,526)		69,603,050
U.S. Treasury Obligations — 4.8%
U.S. Treasury Notes — 4.8%
4,000,000	0.750%, 6/15/14	4,043,436
1,500,000	2.125%, 12/31/15	1,590,937
5,000,000	1.000%, 8/31/16	5,054,690
Total U.S. Treasury Obligations (Cost $10,546,584)		10,689,063
Cash Equivalents — 0.3%
791,255	Huntington Money Market Fund, Interfund Shares, 0.010% (c) (d)	791,255
Total Cash Equivalents (Cost $791,255)		791,255
Total Investments (Cost $219,609,083) — 99.5%		223,917,677
Other Assets in Excess of Liabilities — 0.5%		1,023,554
Net Assets — 100.0%		$224,941,231
(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2011.

(c)	Investment in affiliate.

(d)	Rate disclosed is the seven day yield as of December 31, 2011.

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Co.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Balanced Allocation Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Equity Mutual Funds[1]	64.9%
Fixed Income Mutual Funds[1]	33.7%
Cash[1]	1.4%
Total	100.0%
1	Investments in affiliated funds.

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Mutual Funds — 98.9% (a)
132,499	Huntington Dividend Capture Fund, Trust Shares	$1,180,570
188,255	Huntington Fixed Income Securities Fund, Trust Shares	4,252,688
61,960	Huntington Global Select Markets Fund, Trust Shares	579,943
140,003	Huntington Growth Fund, Trust Shares	3,469,274
154,241	Huntington Income Equity Fund, Trust Shares	3,231,359
178,067	Huntington Intermediate Government Income Fund, Trust Shares	1,985,449
247,908	Huntington International Equity Fund, Trust Shares	2,501,390
324,432	Huntington Macro 100 Fund, Trust Shares	3,085,349
81,934	Huntington Mid Corp America Fund, Trust Shares	1,127,411
122,797	Huntington Mortgage Securities Fund, Trust Shares	1,137,097
92,225	Huntington New Economy Fund, Trust Shares *	820,805

Shares		Value

Mutual Funds — (continued)
97,946	Huntington Short/Intermediate Fixed Income Securities Fund, Trust Shares	$1,967,727
101,611	Huntington Situs Fund, Trust Shares*	1,984,456
Total Mutual Funds (Cost $25,787,054)		27,323,518
Cash Equivalents — 1.4%
392,902	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	392,902
Total Cash Equivalents (Cost $392,902)		392,902
Total Investments (Cost $26,179,956) — 100.3%		27,716,420
Liabilities in Excess of Other Assets — (0.3)%		(74,503)
Net Assets — 100.0%		$27,641,917
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

*	Non-income producing security.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Conservative Allocation Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Fixed Income Mutual Funds[1]	74.6%
Equity Mutual Funds[1]	24.3%
Cash[1]	1.1%
Total	100.0%
1	Investments in affiliated funds.

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Mutual Funds — 98.9% (a)
27,866	Huntington Dividend Capture Fund, Trust Shares	$248,290
233,701	Huntington Fixed Income Securities Fund, Trust Shares	5,279,315
13,036	Huntington Global Select Markets Fund, Trust Shares	122,014
29,481	Huntington Growth Fund, Trust Shares	730,551
32,415	Huntington Income Equity Fund, Trust Shares	679,101
221,057	Huntington Intermediate Government Income Fund, Trust Shares	2,464,781
52,051	Huntington International Equity Fund, Trust Shares	525,195
68,236	Huntington Macro 100 Fund, Trust Shares	648,927
17,225	Huntington Mid Corp America Fund, Trust Shares	237,016
152,459	Huntington Mortgage Securities Fund, Trust Shares	1,411,773

Shares		Value

Mutual Funds — (Continued)
19,422	Huntington New Economy Fund, Trust Shares*	$172,852
121,593	Huntington Short/Intermediate Fixed Income Securities Fund, Trust Shares	2,442,796
21,378	Huntington Situs Fund, Trust Shares*	417,503
Total Mutual Funds (Cost $14,661,411)		15,380,114
Cash Equivalents — 1.1%
166,086	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	166,086
Total Cash Equivalents (Cost $166,086)		166,086
Total Investments (Cost $14,827,497) — 100.0%		15,546,200
Liabilities in Excess of Other Assets — (0.0)%		(1,911)
Net Assets — 100.0%		$15,544,289
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

*	Non-income producing security.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Growth Allocation Fund	December 31, 2011

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Equity Mutual Funds[1]	85.5%
Fixed Income Mutual Funds[1]	13.4%
Cash[1]	1.1%
Total	100.0%

1	Investments in affiliated funds.

Portfolio holdings and allocations are subject to change. As of December 31, 2011, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Mutual Funds — 99.0% (a)
136,431	Huntington Dividend Capture Fund, Trust Shares	$1,215,602
58,216	Huntington Fixed Income Securities Fund, Trust Shares	1,315,105
63,772	Huntington Global Select Markets Fund, Trust Shares	596,904
144,129	Huntington Growth Fund, Trust Shares	3,571,521
158,793	Huntington Income Equity Fund, Trust Shares	3,326,710
55,065	Huntington Intermediate Government Income Fund, Trust Shares	613,972
255,102	Huntington International Equity Fund, Trust Shares	2,573,980
334,003	Huntington Macro 100 Fund, Trust Shares	3,176,372
84,335	Huntington Mid Corp America Fund, Trust Shares	1,160,455
37,969	Huntington Mortgage Securities Fund, Trust Shares	351,592
94,981	Huntington New Economy Fund, Trust Shares *	845,332

Shares		Value

Mutual Funds —(Continued)
30,287	Huntington Short/Intermediate Fixed Income Securities Fund, Trust Shares	$608,465
104,590	Huntington Situs Fund, Trust Shares *	2,042,634
Total Mutual Funds (Cost $19,992,654)		21,398,644
Cash Equivalents — 1.1%
242,736	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	242,736
Total Cash Equivalents (Cost $242,736)		242,736
Total Investments (Cost $20,235,390) — 100.1%		21,641,380
Liabilities in Excess of Other Assets — (0.1)%		(23,081)
Net Assets — 100.0%		$21,618,299
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

*	Non-income producing security.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Statements of Assets and Liabilities

December 31, 2011

	Huntington Tax Free Money Market Fund	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund	Huntington U.S. Treasury Money Market Fund
Assets:
Investments, at cost	$87,622,719	$393,586,326	$137,309,016	$274,944,247
Investments, at value	$87,622,719	$389,788,826	$137,309,016	$209,153,147
Investments in affiliated securities, at value	—	—	—	—
Investments in repurchase agreements, at cost	—	3,797,500	—	65,791,100
Total investments	87,622,719	393,586,326	137,309,016	274,944,247
Cash	—	—	—	—
Foreign currencies, at value (Cost $-, $-, $-, $-, $-, $-, $6, $-, $- and $797)	—	—	—	—
Income receivable	115,004	450,085	127,447	60
Receivable for investments sold	4,310,000	39,999,356	7,930,000	59,998,655
Receivable for shares sold	—	22,535	—	—
Receivable from advisor	10,386	25,393	5,820	83,424
Tax reclaims receivable	—	—	—	—
Prepaid expenses and other assets	11,916	20,409	16,732	22,375
Total assets	92,070,025	434,104,104	145,389,015	335,048,761
Liabilities:
Payable to custodian	3,500	10,033	5,685	3,971
Options written, at value (premium received $-, $-, $-, $-, $1,280,648, $37,399, $31,019, $-, $- and $-)	—	—	—	—
Income distribution payable	812	2,633	954	167
Payable for investments purchased	—	—	247,269	—
Payable for shares redeemed	—	—	—	—
Accrued expenses and other payables
Investment advisor fees	—	—	—	—
Administration fees	15,305	61,567	27,025	53,105
Custodian fees	3,621	18,288	6,344	15,616
Financial administration fees	1,550	729	1,736	470
Distribution service fee	—	—	—	—
Shareholder services fee	—	—	—	—
Transfer agent fees	3,978	12,823	6,484	10,654
Compliance service fees	862	3,822	1,533	4,038
Other	12,057	70,153	22,307	52,940
Total Liabilities	41,685	180,048	319,337	140,961
Net Assets	$92,028,340	$433,924,056	$145,069,678	$334,907,800

Net Assets consist of:
Paid in capital	$92,161,771	$433,940,520	$145,363,585	$334,908,821
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	—	—	—	—
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(133,431)	(16,464)	(293,907)	(949)
Accumulated net investment income (loss)	—	—	—	(72)
Net Assets	$92,028,340	$433,924,056	$145,069,678	$334,907,800

Net Assets:
Trust Shares	$73,146,586	$262,066,967	$61,211,876	$251,703,705
Class A Shares	$18,881,754	$97,936,101	$83,857,802	$83,204,095
InterFund Shares	$—	$73,920,988	$—	$—
Shares Outstanding: (unlimited number of shares authorized, no par value):
Trust Shares	73,246,736	262,539,616	61,376,962	251,678,195
Class A Shares	18,914,309	97,907,983	83,979,137	83,233,660
InterFund Shares	—	73,936,932	—	—
Net Asset Value, Redemption Price and Offering Price Per Share:
Trust Shares	$1.00	$1.00	$1.00	$1.00
Class A Shares	$1.00	$1.00	$1.00	$1.00
InterFund Shares	$—	$1.00	$—	$—
Offering Price Per Share (100%/100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$—	$—	$—	$—
Maximum Sales Charge:
Class A Shares	—	—	—	—

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Disciplined Equity Fund	Huntington Dividend Capture Fund	Huntington Global Select Markets Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington International Equity Fund

$67,802,874	$139,770,192	$43,076,045	$112,636,010	$110,853,123	$251,679,006
$66,249,183	$142,618,944	$39,325,248	$116,755,460	$117,310,714	$255,140,087
5,320,691	1,668,276	15,861	7,003,037	1,958,941	8,602,735
—	—	—	—	—	—
71,569,874	144,287,220	39,341,109	123,758,497	119,269,655	263,742,822
—	13,370	—	—	—	20,689
—	—	14	—	—	886
98,918	477,936	95,465	143,332	408,716	583,302
—	—	—	11,784,768	—	58,299
272,585	100,916	59,958	74,135	76,169	155,099
—	—	—	—	—	—
—	—	9,496	—	—	341,305
36,941	8,612	16,654	13,001	11,722	11,628
71,978,318	144,888,054	39,522,696	135,773,733	119,766,262	264,914,030

—	—	—	4,300	4,975	—
500,229	12,200	480	—	—	—
—	—	—	—	—	—
442,749	—	—	7,809,035	—	—
4,212	43,380	31,816	136,589	113,633	482,519

27,464	90,438	36,413	65,436	58,737	226,638
10,712	21,971	6,262	19,871	17,837	41,294
2,440	5,934	9,804	6,102	5,051	22,082
1,763	1,940	7,095	1,197	1,320	2,602
1,175	5,558	117	1,635	1,134	1,761
14,698	30,146	8,592	27,265	24,473	56,659
5,571	13,669	3,299	10,606	8,523	16,086
—	1,423	373	1,201	1,095	2,101
12,306	20,893	6,525	19,494	17,112	38,436
1,023,319	247,552	110,776	8,102,731	253,890	890,178
$70,954,999	$144,640,502	$39,411,920	$127,671,002	$119,512,372	$264,023,852

$67,466,204	$163,596,547	$43,444,468	$114,614,899	$126,285,895	$264,763,656
4,547,419	4,542,227	(3,707,463)	11,122,487	8,416,532	12,051,103

(1,058,624)	(23,535,380)	(308,170)	1,659,538	(15,190,055)	(14,599,055)
—	37,108	(16,915)	274,078	—	1,808,148
$70,954,999	$144,640,502	$39,411,920	$127,671,002	$119,512,372	$264,023,852

$65,294,151	$117,797,723	$38,870,765	$120,019,122	$114,047,992	$255,831,828
$5,660,848	$26,842,779	$541,155	$7,651,880	$5,464,380	$8,192,024
$—	$—	$—	$—	$—	$—

6,657,085	13,221,674	4,151,665	4,842,975	5,444,871	25,366,338
578,209	3,014,629	57,839	318,434	260,772	817,946
—	—	—	—	—	—

$9.81	$8.91	$9.36	$24.78	$20.95	$10.09
$9.79	$8.90	$9.36	$24.03	$20.95	$10.02
$—	$—	$—	$—	$—	$—

$10.28	$9.34	$9.83	$25.23	$21.99	$10.52

4.75%	4.75%	4.75%	4.75%	4.75%	4.75%

Annual Shareholder Report

Statements of Assets and Liabilities (Continued)

December 31, 2011

	Huntington Macro 100 Fund	Huntington Mid Corp America Fund	Huntington New Economy Fund	Huntington Real Strategies Fund
Assets:
Investments, at cost	$48,735,550	$85,266,531	$18,953,085	$97,027,084
Investments, at value	$49,774,715	$125,279,668	$15,359,863	$90,261,012
Investments in affiliated securities, at value	4,175,400	3,584,660	2,689,846	3,523,725
Investments in controlled affiliated securities, at value	—	—	—	1,428,252
Total investments	53,950,115	128,864,328	18,049,709	95,212,989
Cash	—	—	—	—
Foreign currencies, at value (Cost $-, $-, $-, $-, $-, $-, $-, $-, $- and $-)	—	—	—	—
Income receivable	69,661	168,201	7,898	60,000
Receivable for investments sold	—	—	—	—
Receivable for shares sold	63,479	37,404	5,712	67,563
Receivable from advisor	—	—	—	—
Tax reclaims receivable	—	—	—	—
Prepaid expenses and other assets	8,513	8,706	6,581	10,417
Total assets	54,091,768	129,078,639	18,069,900	95,350,969
Liabilities:
Payable to custodian	2,000	2,500	2,500	2,000
Options written, at value (premium received $-, $-, $-, $916,341, $-, $-, $-, $-, $- and $-)	—	—	—	483,340
Income distribution payable	—	—	—	—
Payable for investments purchased	—	—	—	—
Payable for shares redeemed	43,179	166,515	52,839	262,214
Accrued expenses and other payables
Investment advisor fees	33,170	84,423	15,308	61,473
Administration fees	8,058	20,509	3,281	14,934
Custodian fees	2,352	6,905	1,788	5,180
Financial administration fees	1,701	2,372	1,276	1,354
Distribution service fee	319	1,396	666	432
Shareholder services fee	11,057	28,141	4,502	20,491
Transfer agent fees	4,757	11,201	5,830	5,479
Compliance service fees	530	1,089	352	950
Other	7,398	20,206	4,122	13,640
Total Liabilities	114,521	345,257	92,464	871,487
Net Assets	$53,977,247	$128,733,382	$17,977,436	$94,479,482

Net Assets consist of:
Paid in capital	$55,428,429	$79,474,034	$42,632,986	$116,572,829
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	5,214,565	43,597,797	(903,376)	(1,381,094)
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(6,666,395)	5,655,675	(23,752,174)	(19,796,462)
Accumulated net investment income (loss)	648	5,876	—	(915,791)
Net Assets	$53,977,247	$128,733,382	$17,977,436	$94,479,482

Net Assets:
Trust Shares	$52,481,233	$122,123,586	$14,970,969	$92,475,327
Class A Shares	$1,496,014	$6,609,796	$3,006,467	$2,004,155
Shares Outstanding: (unlimited number of shares authorized, no par value):
Trust Shares	5,519,461	8,873,002	1,681,557	12,927,076
Class A Shares	159,219	494,378	347,900	279,848
Net Asset Value, Redemption Price and Offering Price Per Share:
Trust Shares	$9.51	$13.76	$8.90	$7.15
Class A Shares	$9.40	$13.37	$8.64	$7.16
Offering Price Per Share (100%/100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$9.87	$14.04	$9.07	$7.52
Maximum Sales Charge:
Class A Shares	4.75%	4.75%	4.75%	4.75%

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Rotating Markets Fund	Huntington Situs Fund	Huntington Technical Opportunities Fund	Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Mortgage Securities Fund

$30,944,053	$141,404,566	$4,223,087	$276,754,003	$129,815,723	$100,764,314
$36,892,321	$186,026,890	$2,827,210	$286,300,275	$136,562,735	$104,264,725
494,529	2,858,167	1,781,590	10,236,344	1,933,516	4,172,889
—	—	—	—	—	—
37,386,850	188,885,057	4,608,800	296,536,619	138,496,251	108,437,614
—	—	4,547,108	—	—	—
—	5	—	—	—	—
46,699	104,573	7,799	3,361,731	714,591	389,355
—	—	—	—	1,904	10
39,430	150,229	—	130,383	43,764	11,917
—	—	7,112	—	—	—
—	16,640	—	—	—	—
7,980	16,161	9,357	17,631	15,798	11,618
37,480,959	189,172,665	9,180,176	300,046,364	139,272,308	108,850,514

2,500	—	—	5,500	2,500	2,262

—	—	—	—	—	—
—	—	—	338,939	112,970	—
—	310,830	—	—	—	—
17,370	64,588	—	74,851	27,851	193,099

15,950	121,031	—	123,646	58,314	45,892
5,812	29,403	1,430	45,057	21,250	16,723
1,788	10,049	1,050	12,425	5,729	4,487
768	2,262	993	5,220	6,368	9,673
497	4,773	41	1,720	1,021	940
7,975	40,343	1,963	61,823	29,157	22,946
4,587	16,427	2,214	11,285	6,576	5,761
315	1,467	72	2,655	1,400	1,069
5,830	27,750	978	39,679	18,544	15,162
63,392	628,923	8,741	722,800	291,680	318,014
$37,417,567	$188,543,742	$9,171,435	$299,323,564	$138,980,628	$108,532,500

$34,090,352	$141,183,994	$11,291,235	$279,530,220	$130,204,663	$102,121,922

6,442,797	47,480,230	385,713	19,782,616	8,680,528	7,673,300

(3,654,675)	35,409	(2,505,513)	27,502	40,422	(1,251,529)
539,093	(155,891)	—	(16,774)	55,015	(11,193)
$37,417,567	$188,543,742	$9,171,435	$299,323,564	$138,980,628	$108,532,500

$35,046,105	$166,134,325	$8,980,015	$291,200,233	$134,148,985	$104,098,426
$2,371,462	$22,409,417	$191,420	$8,123,331	$4,831,643	$4,434,074

3,039,168	8,507,617	1,242,024	12,890,039	12,036,561	11,241,820
207,091	1,175,855	26,684	359,615	433,558	475,878

$11.53	$19.53	$7.23	$22.59	$11.15	$9.26
$11.45	$19.06	$7.17	$22.59	$11.14	$9.32

$12.02	$20.01	$7.53	$23.47	$11.57	$9.68

4.75%	4.75%	4.75%	3.75%	3.75%	3.75%

Annual Shareholder Report

Statements of Assets and Liabilities (Continued)

December 31, 2011

	Huntington Ohio Tax-Free Fund	Huntington Short/Intermediate Fixed Income Securities Fund	Huntington Balanced Allocation Fund	Huntington Conservative Allocation Fund	Huntington Growth Allocation Fund
Assets:
Investments, at cost	$51,063,580	$219,609,083	$26,179,956	$14,827,497	$20,235,390
Investments, at value	$53,510,618	$223,126,422	$—	$—	$—
Investments in affiliated securities, at value	—	791,255	27,716,420	15,546,200	21,641,380
Total investments	53,510,618	223,917,677	27,716,420	15,546,200	21,641,380
Income receivable	399,182	1,450,113	15,031	25,690	4,653
Receivable for shares sold	10	18,514	42,142	1,852	9,840
Receivable from advisor	—	—	4,418	—	3,787
Prepaid expenses and other assets	10,211	16,723	4,879	4,925	5,105
Total assets	53,920,021	225,403,027	27,782,890	15,578,667	21,664,765
Liabilities:
Payable to custodian	3,400	4,725	—	—	—
Income distribution payable	80,618	160,986	2,399	530	2,801
Payable for investments purchased	—	—	115,830	17,875	25,740
Payable for shares redeemed	212	52,803	1,887	4,537	2,116
Accrued expenses and other payables
Investment advisor fees	21,916	97,853	—	600	—
Administration fees	7,986	35,658	4,230	2,398	3,316
Custodian fees	2,202	10,478	507	288	405
Financial administration fees	11,416	5,576	300	300	300
Distribution service fee	658	1,958	5,804	3,291	4,550
Shareholder services fee	10,958	48,926	—	—	—
Transfer agent fees	3,882	8,130	4,937	2,020	4,182
Compliance service fees	430	2,359	258	144	209
Other	7,053	32,344	4,821	2,395	2,847
Total Liabilities	150,731	461,796	140,973	34,378	46,466
Net Assets	$53,769,290	$224,941,231	$27,641,917	$15,544,289	$21,618,299

Net Assets consist of:
Paid in capital	$51,242,668	$221,846,742	$25,986,011	$14,761,829	$20,117,540
Net unrealized appreciation of investments, options and translations of assets and liabilities in foreign currency	2,447,038	4,308,594	1,536,464	718,703	1,405,990
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	79,771	(1,214,105)	121,717	63,093	93,232
Accumulated net investment income (loss)	(187)	—	(2,275)	664	1,537
Net Assets	$53,769,290	$224,941,231	$27,641,917	$15,544,289	$21,618,299

Net Assets:
Trust Shares	$50,628,183	$215,734,573	$—	$—	$—
Class A Shares	$3,141,107	$9,206,658	$27,641,917	$15,544,289	$21,618,299
Shares Outstanding: (unlimited number of shares authorized, no par value):
Trust Shares	2,307,140	10,736,230	—	—	—
Class A Shares	143,235	458,119	2,439,122	1,449,772	1,888,429
Net Asset Value, Redemption Price and Offering Price Per Share:
Trust Shares	$21.94	$20.09	$—	$—	$—
Class A Shares	$21.93	$20.10	$11.33	$10.72	$11.45
Offering Price Per Share (100%/100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$22.78	$20.41	$11.90	$11.25	$12.02
Maximum Sales Charge:
Class A Shares	3.75%	1.50%	4.75%	4.75%	4.75%

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Operations

Year Ended December 31, 2011

	Huntington Tax Free Money Market Fund	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund	Huntington U.S. Treasury Money Market Fund	Huntington Disciplined Equity Fund(a)
Investment Income:
Dividend income	$2,351	$67,816	$4,081	$—	$557,392
Dividend income from affiliated securities	—	—	—	—	239
Interest income	251,057	999,540	479,403	280,094	—
Foreign dividend taxes withheld	—	—	—	—	(87)
Total investment income	253,408	1,067,356	483,484	280,094	557,544
Expenses:
Investment advisor fees	244,867	1,267,216	500,277	726,216	152,539
Administration fees	148,716	769,624	303,976	661,580	46,321
Custodian fees	21,296	95,249	30,669	89,315	6,636
Transfer and dividend disbursing agent fees and expenses	31,117	76,906	29,275	52,216	16,652
Trustees’ fees	6,620	34,703	13,992	30,056	1,406
Professional fees	19,779	98,293	39,641	90,003	18,296
Financial administration fees	6,309	3,302	7,842	1,994	2,500
Distribution services fee—Class A Shares	35,968	304,102	276,708	195,446	2,991
Shareholder services fee—Trust Shares	168,088	546,468	140,391	712,443	60,567
Shareholder services fee—Class A Shares	35,968	304,102	276,708	195,446	2,991
State registration costs	20,788	20,025	15,613	20,675	3,539
Offering costs	—	—	—	—	10,427
Printing and postage	6,564	63,867	10,350	32,391	4,453
Insurance premiums	5,245	15,548	8,510	12,819	—
Compliance service fees	4,763	24,092	7,502	21,178	1,199
Other	27,987	31,368	23,360	46,083	12,205
Recoupment of prior expenses waived/reimbursed by investment advisor	—	—	—	—	—
Total expenses	784,075	3,654,865	1,684,814	2,887,861	342,722
Investment advisory fees waived	(244,867)	(1,267,216)	(500,277)	(726,216)	(32,303)
Distribution fees waived	(35,968)	(304,102)	(276,708)	(195,446)	—
Shareholder servicing fees waived	(204,056)	(850,570)	(417,099)	(907,889)	—
Reimbursement from advisor	(53,940)	(207,873)	(23,926)	(808,212)	—
Net expenses	245,244	1,025,104	466,804	250,098	310,419
Net Investment income (loss)	8,164	42,252	16,680	29,996	247,125
Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	(2,595)	1,625	(40,071)	6,373	(469,356)
Net realized gain (loss) on option transactions	—	—	—	—	(589,268)
Net realized gain (loss) on foreign currency transactions	—	—	—	—	—
Net realized gain (loss) on investments, options and translation of assets and liabilities in foreign currency transactions	(2,595)	1,625	(40,071)	6,373	(1,058,624)
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	—	—	—	—	(26,485)
Net realized and unrealized gain (loss) on investments options and foreign currency transactions	(2,595)	1,625	(40,071)	6,373	(1,085,109)
Change in net assets resulting from operations	$5,569	$43,877	$(23,391)	$36,369	$(837,984)

(a)	For the period August 1, 2011 (commencement of operations) to December 31, 2011.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Dividend Capture Fund	Huntington Global Select Markets Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington International Equity Fund	Huntington Macro 100 Fund	Huntington Mid Corp America Fund

$6,468,561	$1,039,118	$1,862,235	$5,251,949	$9,329,988	$865,735	$2,015,894
354	105	256	189	1,390	416	682
—	195,547	—	—	—	—	—
(97,421)	(117,322)	(18,418)	(165,741)	(825,671)	(1,096)	(7,956)
6,371,494	1,117,448	1,844,073	5,086,397	8,505,707	865,055	2,008,620

1,002,742	446,873	793,289	671,099	2,992,807	375,476	1,114,284
243,601	81,420	240,896	203,791	545,290	91,216	270,698
34,841	46,700	36,615	29,806	124,098	13,758	38,295
87,568	29,687	70,964	56,904	86,433	42,434	61,964
10,454	3,745	11,078	9,324	24,943	4,142	12,256
30,094	9,760	28,112	25,681	64,290	11,660	30,767
5,092	14,754	3,217	3,564	9,305	4,462	5,319
56,543	1,931	20,489	14,340	24,591	4,139	18,157
277,705	109,787	310,047	265,283	723,608	121,020	353,271
56,543	1,931	20,489	14,340	24,591	4,139	18,157
26,438	21,841	26,647	22,171	29,205	29,058	26,531
—	—	—	—	—	—	—
19,867	7,594	12,591	14,349	21,839	12,309	15,622
4,891	2,892	5,745	5,101	10,205	3,307	6,105
7,070	2,152	7,418	6,338	13,769	2,840	8,153
6,431	935	2,374	4,278	7,355	15,968	5,106
—	19,565	—	—	—	—	—
1,869,880	801,567	1,589,971	1,346,369	4,702,329	735,928	1,984,685
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
1,869,880	801,567	1,589,971	1,346,369	4,702,329	735,928	1,984,685
4,501,614	315,881	254,102	3,740,028	3,803,378	129,127	23,935

7,538,285	412,674	2,498,537	3,940,541	9,978,682	1,935,117	18,097,557
161,582	124,972	148,468	10,207	—	—	—
—	(40,105)	—	—	(188,033)	—	—
7,699,867	497,541	2,647,005	3,950,748	9,790,649	1,935,117	18,097,557
(4,530,906)	(8,647,406)	(6,371,707)	(193,285)	(49,158,771)	(3,015,262)	(21,804,829)
3,168,961	(8,149,865)	(3,724,702)	3,757,463	(39,368,122)	(1,080,145)	(3,707,272)
$7,670,575	$(7,833,984)	$(3,470,600)	$7,497,491	$(35,564,744)	$(951,018)	$(3,683,337)

Annual Shareholder Report

Statements of Operations (Continued)

Year Ended December 31, 2011

	Huntington New Economy Fund	Huntington Real Strategies Fund	Huntington Rotating Markets Fund	Huntington Situs Fund	Huntington Technical Opportunities Fund
Investment Income:
Dividend income	$263,668	$2,056,916	$1,020,881	$2,219,410	$154,544
Dividend income from affiliated securities	423	19,576	63	775	92
Interest income	—	—	—	—	—
Foreign dividend taxes withheld	(839)	(65,003)	—	(22,717)	(5,283)
Total investment income	263,252	2,011,489	1,020,944	2,197,468	149,353
Expenses:
Investment advisor fees	377,795	750,137	196,275	1,542,498	78,718
Administration fees	80,982	182,234	71,523	374,726	19,123
Custodian fees	10,576	28,549	10,501	55,341	6,706
Transfer and dividend disbursing agent fees and expenses	45,932	37,827	34,623	92,575	25,987
Trustees’ fees	5,420	8,327	3,298	16,088	883
Professional fees	10,438	22,908	8,669	42,750	2,237
Financial administration fees	4,091	3,854	2,198	8,246	2,995
Distribution services fee—Class A Shares	11,375	5,445	6,081	59,504	509
Shareholder services fee—Trust Shares	99,741	244,601	92,057	454,662	25,731
Shareholder services fee—Class A Shares	11,375	5,445	6,081	59,504	509
State registration costs	25,984	30,934	28,513	31,616	27,562
Printing and postage	5,435	10,730	6,048	16,658	5,324
Insurance premiums	3,589	4,452	3,249	7,129	2,457
Compliance service fees	3,251	5,580	2,198	9,652	576
Other	3,545	16,209	10,536	7,738	16,039
Total expenses	699,529	1,357,232	481,850	2,778,687	215,356
Investment advisory fees waived	—	—	—	—	(13,000)
Reimbursement from Advisor	—	—	—	—	—
Net expenses	699,529	1,357,232	481,850	2,778,687	202,356
Net Investment income (loss)	(436,277)	654,257	539,094	(581,219)	(53,003)
Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	3,114,269	(1,796,580)	629,341	8,251,329	(1,108,620)
Net realized gain on investment transactions of affiliates	—	—	—	—	—
Net realized gain (loss) on option transactions	(2,740,207)	1,087,512	—	402,594	—
Net realized gain (loss) on foreign currency transactions	—	—	—	23,014	(238)
Net realized gain (loss) on investments, options and translation of assets and liabilities in foreign currency transactions	374,062	(709,068)	629,341	8,676,937	(1,108,858)
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(7,877,881)	(10,531,268)	1,308,609	(14,992,446)	(194,389)
Net realized and unrealized gain (loss) on investments options and foreign currency transactions	(7,503,819)	(11,240,336)	1,937,950	(6,315,509)	(1,303,247)
Change in net assets resulting from operations	$(7,940,096)	$(10,586,079)	$2,477,044	$(6,896,728)	$(1,356,250)

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Short/Intermediate Fixed Income Securities Fund	Huntington Balanced Allocation Fund	Huntington Conservative Allocation Fund	Huntington Growth Allocation Fund

$100,519	$—	$266,822	$97	—	$—	$—	$—
394	361	365	—	350	426,995	330,855	270,554
10,693,245	4,537,035	3,569,023	1,697,801	5,509,008	—	—	—
—	—	(42)	—	—	—	—	—
10,794,158	4,537,396	3,836,168	1,697,898	5,509,358	426,995	330,855	270,554

1,442,793	655,663	521,815	253,779	1,144,000	27,198	15,307	21,205
525,757	238,925	190,151	92,478	416,876	49,556	27,889	38,636
76,410	34,672	27,883	13,518	60,589	3,037	1,699	2,383
57,707	41,422	38,219	31,121	46,603	36,715	17,928	29,265
23,925	10,769	8,587	4,211	18,747	2,234	1,258	1,752
64,450	31,281	24,740	11,773	53,747	6,097	3,526	4,806
13,278	17,140	27,981	37,812	13,907	2,091	2,625	2,625
19,592	11,341	10,321	7,239	21,749	67,997	38,267	53,013
701,805	316,491	250,586	119,651	550,251	—	—	—
19,592	11,341	10,321	7,239	21,749	—	—	—
24,205	21,682	26,869	28,611	27,244	6,899	7,473	7,538
29,459	13,794	11,495	6,894	21,691	8,485	3,700	6,649
10,090	5,669	5,391	3,675	7,444	2,748	2,563	2,644
16,422	7,440	6,005	2,904	12,826	1,503	864	1,178
6,320	6,878	5,926	3,683	10,618	4,080	3,832	6,246
3,031,805	1,424,508	1,166,290	624,588	2,428,041	218,640	126,931	177,940
—	—	—	—	—	(27,198)	(15,227)	(21,205)
—	—	—	—	—	(10,395)	—	(19,975)
3,031,805	1,424,508	1,166,290	624,588	2,428,041	181,047	111,704	136,760
7,762,353	3,112,888	2,669,878	1,073,310	3,081,317	245,948	219,151	133,794

4,032,626	385,408	93,943	362,402	827,430	—	—	—
—	—	—	—	—	374,595	162,459	353,889
—	—	—	—	—	—	—	—
—	—	11	—	—	—	—	—
4,032,626	385,408	93,954	362,402	827,430	374,595	162,459	353,889
5,839,115	3,095,131	2,273,738	2,185,575	599,081	(762,769)	(14,265)	(1,007,581)
9,871,741	3,480,539	2,367,692	2,547,977	1,426,511	(388,174)	148,194	(653,692)
$17,634,094	$6,593,427	$5,037,570	$3,621,287	4,507,828	$(142,226)	$367,345	$(519,898)

Annual Shareholder Report

Statements of Changes in Net Assets

	Huntington Tax-Free Money Market Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations—
Net investment income (loss)	$8,164	$9,406
Net realized gain (loss) on investments, options and foreign currency transactions	(2,595)	(1,399)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	—	—
Net increase (decrease) in net assets resulting from operations	5,569	8,007
Distributions to Shareholders—
From and/or excess of net investment income:
Trust Shares	(6,724)	(7,470)
Class A Shares	(1,440)	(1,936)
Class B Shares	—	—
InterFund Shares	—	—
From net realized gain on investments:
Trust Trust Shares	—	—
Class A Shares	—	—
Change in net assets resulting from distributions to shareholders	(8,164)	(9,406)
Change in net assets resulting from capital transactions	9,573,351	(16,054,701)
Change in net assets	9,570,756	(16,056,100)
Net Assets:
Beginning of year	82,457,584	98,513,684
End of year	$92,028,340	$82,457,584

Accumulated net investment income (loss) included in net assets at end of period	$—	$—
Capital Transactions:
Trust Shares
Shares Sold	$67,664,242	$137,458,703
Shares issued in connection with the tax-free transfer of assets from Common Trust Fund	—	—
Dividends reinvested	—	—
Shares redeemed	(61,434,072)	(147,344,067)
Total Trust Shares	6,230,170	(9,885,364)
Class A Shares
Shares Sold	58,167,655	76,461,653
Shares issued in connection with the tax-free transfer of assets from Common Trust Fund	—	—
Dividends reinvested	342	797
Shares redeemed	(54,824,816)	(82,631,787)
Total Class A Shares	3,343,181	(6,169,337)
Class B Shares(a)
Shares Sold	—	—
Shares sold in class consolidation(a)	—	—
Dividends reinvested	—	—
Shares redeemed	—	—
Total Class B Shares	—	—
Interfund Shares
Shares Sold	—	—
Shares redeemed	—	—
Total Interfund Shares	—	—
Net change resulting from capital transactions	$9,573,351	$(16,054,701)
Share Transactions:
Trust Shares
Shares Sold	67,664,242	137,458,703
Shares issued in connection with the tax-free transfer of assets from Common Trust Fund	—	—
Dividends reinvested	—	—
Shares redeemed	(61,434,072)	(147,344,067)
Total Trust Shares	6,230,170	(9,885,364)
Class A Shares
Shares Sold	58,167,655	76,461,653
Shares issued in connection with the tax-free transfer of assets from Common Trust Fund	—	—
Dividends reinvested	342	797
Shares redeemed	(54,824,816)	(82,631,787)
Total Class A Shares	3,343,181	(6,169,337)
Class B Shares(a)
Shares Sold	—	—
Shares sold in class consolidation(a)	—	—
Dividends reinvested	—	—
Shares redeemed	—	—
Total Class B Shares	—	—
Interfund Shares
Shares Sold	—	—
Shares redeemed	—	—
Total Interfund Shares	—	—
Net change resulting from share transactions	9,573,351	(16,054,701)

(a)	Effective June 29, 2010, Class B shares were converted to Class A shares.
(b)	For the period August 1, 2011 (commencement of operations) to December 31, 2011.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Money Market Fund		Huntington Ohio Municipal Money Market Fund		Huntington U.S. Treasury Money Market Fund		Huntington Disciplined Equity Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Fiscal Period Ended December 31, 2011(a)

$42,252	$46,504	$16,680	$23,103	$29,996	$36,958	$247,125
1,625	(4,591)	(40,071)	(14,231)	6,373	3,808	(1,058,624)
—	—	—	—	—	—	(26,485)
43,877	41,913	(23,391)	8,872	36,369	40,766	(837,984)

(21,900)	(25,098)	(5,621)	(11,414)	(23,538)	(30,463)	(266,766)
(12,137)	(13,109)	(11,059)	(11,689)	(6,145)	(6,686)	(21,232)
—	(10)	—	—	—	—	—
(8,215)	(8,287)	—	—	—	—	—

—	—	—	—	(8,142)	—	—
—	—	—	—	(3,375)	—	—
(42,252)	(46,504)	(16,680)	(23,103)	(41,200)	(37,149)	(287,998)
38,243,528	(62,920,898)	(53,022,242)	(56,857,307)	(52,802,464)	71,513,112	72,080,981
38,245,153	(62,925,489)	(53,062,313)	(56,871,538)	(52,807,295)	71,516,729	70,954,999

395,678,903	458,604,392	198,131,991	255,003,529	387,715,095	316,198,366	—
$433,924,056	$395,678,903	$145,069,678	$198,131,991	$334,907,800	$387,715,095	$70,954,999

$—	$—	$—	$—	$(72)	$4,160	$—

$773,485,556	$874,783,454	$126,996,635	$244,447,562	$648,652,822	$863,202,276	$21,204,767
—	—	—	—	—	—	48,595,623
354	380	13	22	8,142	—	24,187
(726,400,546)	(920,519,877)	(146,794,278)	(306,372,704)	(709,824,569)	(811,597,858)	(3,438,144)
47,085,364	(45,736,043)	(19,797,630)	(61,925,120)	(61,163,605)	51,604,418	66,386,433

261,065,458	274,406,116	548,673,359	146,181,653	197,411,425	189,053,736	5,789,312
—	—	—	—	—	—	10
9,269	10,590	6,629	6,606	4,581	868	17,894
(298,113,211)	(274,701,138)	(581,904,600)	(141,120,446)	(189,054,865)	(169,145,910)	(112,668)
(37,038,484)	(284,432)	(33,224,612)	5,067,813	8,361,141	19,908,694	5,694,548

—	9,183	—	—	—	—	—
—	10	—	—	—	—	—
—	—	—	—	—	—	—
—	(257,733)	—	—	—	—	—
—	(248,540)	—	—	—	—	—

417,315,494	478,749,433	—	—	—	—	—
(389,118,846)	(495,401,316)	—	—	—	—	—
28,196,648	(16,651,883)	—	—	—	—	—
$38,243,528	$(62,920,898)	$(53,022,242)	$(56,857,307)	$(52,802,464)	$71,513,112	$72,080,981

773,485,556	874,783,454	126,996,635	244,447,562	648,652,822	863,202,276	2,143,223
—	—	—	—	—	—	4,859,562
354	380	13	22	8,142	—	2,460
(726,400,546)	(920,519,877)	(146,794,278)	(306,372,704)	(709,824,569)	(811,597,858)	(348,160)
47,085,364	(45,736,043)	(19,797,630)	(61,925,120)	(61,163,605)	51,604,418	6,657,085

261,065,458	274,406,116	548,673,359	146,181,653	197,411,425	189,053,736	587,829
—	—	—	—	—	—	1
9,269	10,590	6,629	6,606	4,581	868	1,822
(298,113,211)	(274,701,138)	(581,904,600)	(141,120,446)	(189,054,265)	(169,145,910)	(11,443)
(37,038,484)	(284,432)	(33,224,612)	5,067,813	8,361,741	19,908,694	578,209

—	9,183	—	—	—	—	—
—	10	—	—	—	—	—
—	—	—	—	—	—	—
—	(257,733)	—	—	—	—	—
—	(248,540)	—	—	—	—	—

417,315,494	478,749,433	—	—	—	—	—
(389,118,846)	(495,401,316)	—	—	—	—	—
28,196,648	(16,651,883)	—	—	—	—	—
38,243,528	(62,920,898)	(53,022,242)	(56,857,307)	(52,801,864)	71,513,112	7,235,294

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Dividend Capture Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations—
Net investment income (loss)	$4,501,614	$2,954,107
Net realized gain (loss) on investments, options and foreign currency transactions	7,699,867	5,296,167
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(4,530,906)	5,598,095
Net increase (decrease) in net assets resulting from operations	7,670,575	13,848,369
Distributions to Shareholders—
From and/or excess of net investment income:
Trust Shares	(3,761,305)	(2,548,196)
Class A Shares	(724,300)	(281,521)
Class B Shares	—	(95,246)
From net realized gain on investments:
Trust Trust Shares	—	—
Class A Shares	—	—
From return of capital:
Trust Shares	—	—
Class A Shares	—	—
Change in net assets resulting from distributions to shareholders	(4,485,605)	(2,924,963)
Change in net assets resulting from capital transactions	23,049,868	19,924,950
Change in net assets	26,234,838	30,848,356
Net Assets:
Beginning of year	118,405,664	87,557,308
End of year	$144,640,502	$118,405,664

Accumulated net investment income (loss) included in net assets at end of period	$37,108	$29,144
Capital Transactions:
Trust Shares
Shares Sold	$32,050,584	$28,363,588
Dividends reinvested	2,070,087	1,386,702
Shares redeemed	(19,607,001)	(13,154,436)
Total Trust Shares	14,513,670	16,595,854
Class A Shares
Shares Sold	11,825,724	6,559,018
Shares sold in class consolidation(a)	—	6,422,265
Dividends reinvested	635,178	240,983
Shares redeemed	(3,924,704)	(2,564,382)
Total Class A Shares	8,536,198	10,657,884
Class B Shares(a)
Shares Sold	—	119,022
Dividends reinvested	—	86,563
Shares redeemed in class consolidation(a)	—	(6,422,265)
Shares redeemed	—	(1,112,108)
Total Class B Shares	—	(7,328,788)
Net change resulting from capital transactions	$23,049,868	$19,924,950
Share Transactions:
Trust Shares
Shares Sold	3,598,324	3,514,014
Dividends reinvested	233,205	171,223
Shares redeemed	(2,182,272)	(1,608,121)
Total Trust Shares	1,649,257	2,077,116
Class A Shares
Shares Sold	1,337,708	791,992
Shares sold in class consolidation(a)	—	840,611
Dividends reinvested	71,696	29,479
Shares redeemed	(440,854)	(312,633)
Total Class A Shares	968,550	1,349,449
Class B Shares(a)
Shares Sold	—	14,768
Dividends reinvested	—	10,965
Shares redeemed in class consolidation(a)	—	(843,924)
Shares redeemed	—	(139,301)
Total Class B Shares	—	(957,492)
Net change resulting from share transactions	2,617,807	2,469,073

(a)	Effective June 29, 2010, Class B shares were converted to Class A shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Global Select Markets Fund		Huntington Growth Fund		Huntington Income Equity Fund		Huntington International Equity Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$315,881	$92,556	$254,102	$22,066	$3,740,028	$2,699,915	$3,803,378	$3,450,695
497,541	(91,554)	2,647,005	25,751,764	3,950,748	10,017,459	9,790,649	(2,780,888)
(8,647,406)	4,939,943	(6,371,707)	(13,801,489)	(193,285)	(1,260,463)	(49,158,771)	17,681,037
(7,833,984)	4,940,945	(3,470,600)	11,972,341	7,497,491	11,456,911	(35,564,744)	18,350,844

(187,151)	(392,639)	—	(378)	(3,684,539)	(2,521,176)	(3,152,983)	(2,391,416)
(276)	(7,192)	—	(19)	(181,417)	(104,186)	(75,222)	(72,760)
—	—	—	—	—	(27,815)	—	—

(593,451)	—	(445,352)	—	—	—	—	—
(8,008)	—	(29,303)	—	—	—	—	—

—	(50,356)	—	—	—	—	—	—
—	(1,144)	—	—	—	—	—	—
(788,886)	(451,331)	(474,655)	(397)	(3,865,956)	(2,653,177)	(3,228,205)	(2,464,176)
6,059,221	37,484,955	(724,066)	(28,770,178)	8,869,137	(12,420,285)	(4,611,886)	(40,749,610)
(2,563,649)	41,974,569	(4,669,321)	(16,798,234)	12,500,672	(3,616,551)	(43,404,835)	(24,862,942)

41,975,569	1,000	132,340,323	149,138,557	107,011,700	110,628,251	307,428,687	332,291,629
$39,411,920	$41,975,569	$127,671,002	$132,340,323	$119,512,372	$107,011,700	$264,023,852	$307,428,687

$(16,915)	$(244,303)	$274,078	$8,350	$—	$46,476	$1,808,148	$559,490

$12,307,401	$37,539,607	$19,681,244	$12,842,248	$21,812,192	$12,158,596	$45,417,973	$53,700,060
411,825	237,959	267,140	226	1,916,821	1,307,009	1,022,412	793,877
(6,510,892)	(1,064,024)	(20,052,189)	(40,453,766)	(14,202,169)	(25,147,192)	(49,868,098)	(95,416,225)
6,208,334	36,713,542	(103,805)	(27,611,292)	9,526,844	(11,681,587)	(3,427,713)	(40,922,288)

340,116	1,018,671	764,285	982,549	489,422	785,109	1,180,536	2,536,935
—	—	—	2,079,387	—	2,244,174	—	1,954,659
7,714	6,400	26,996	17	172,508	98,867	64,241	63,912
(496,943)	(253,658)	(1,411,542)	(1,598,082)	(1,319,637)	(1,111,811)	(2,428,950)	(2,320,079)
(149,113)	771,413	(620,261)	1,463,871	(657,707)	2,016,339	(1,184,173)	2,235,427

—	—	—	47,039	—	71,030	—	159,052
—	—	—	—	—	26,668	—	—
—	—	—	(2,079,387)	—	(2,244,174)	—	(1,954,659)
—	—	—	(590,409)	—	(608,561)	—	(267,142)
—	—	—	(2,622,757)	—	(2,755,037)	—	(2,062,749)
$6,059,221	$37,484,955	$(724,066)	$(28,770,178)	$8,869,137	$(12,420,285)	$(4,611,886)	$(40,749,610)

1,145,551	3,668,554	770,849	549,642	1,048,330	647,759	4,037,721	5,059,393
44,429	20,873	11,053	11	92,008	70,566	102,037	68,977
(626,131)	(101,661)	(787,063)	(1,751,756)	(680,027)	(1,334,020)	(4,505,642)	(9,278,730)
563,849	3,587,766	(5,161)	(1,202,103)	460,311	(615,695)	(365,884)	(4,150,360)

30,193	99,395	30,660	43,320	23,485	42,174	103,553	238,025
—	—	—	101,088	—	129,347	—	205,106
838	563	1,152	1	8,264	5,334	6,456	5,592
(48,403)	(24,797)	(56,960)	(70,602)	(63,577)	(59,557)	(220,778)	(223,912)
(17,372)	75,161	(25,148)	73,807	(31,828)	117,298	(110,769)	224,811

—	—	—	2,254	—	3,844	—	15,412
—	—	—	—	—	1,462	—	—
—	—	—	(109,212)	—	(130,248)	—	(209,727)
—	—	—	(28,409)	—	(32,970)	—	(26,207)
—	—	—	(135,367)	—	(157,912)	—	(220,522)
546,477	3,662,927	(30,309)	(1,263,663)	428,483	(656,309)	(476,653)	(4,146,071)

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Macro 100 Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations—
Net investment income (loss)	$129,127	$42,884
Net realized gain (loss) on investments, options and foreign currency transactions	1,935,117	(107,369)
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(3,015,262)	5,782,446
Net increase (decrease) in net assets resulting from operations	(951,018)	5,717,961
Distributions to Shareholders—
From and/or excess of net investment income:
Trust Shares	(160,290)	(39,179)
Class A Shares	—	—
From net realized gain on investments:
Trust Shares	—	—
Class A Shares	—	—
Change in net assets resulting from distributions to shareholders	(160,290)	(39,179)
Change in net assets resulting from capital transactions	9,642,316	9,641,517
Change in net assets	8,531,008	15,320,299
Net Assets:
Beginning of year	45,446,239	30,125,940
End of year	$53,977,247	$45,446,239

Accumulated net investment income (loss) included in net assets at end of period	$648	$6,016
Capital Transactions:
Trust Shares
Shares Sold	$17,197,181	$17,038,052
Dividends reinvested	68,441	17,810
Shares redeemed	(7,323,701)	(7,140,435)
Total Trust Shares	9,941,921	9,915,427
Class A Shares
Shares Sold	177,286	173,176
Shares sold in class consolidation(a)	—	807,433
Dividends reinvested	—	—
Shares redeemed	(476,891)	(288,184)
Total Class A Shares	(299,605)	692,425
Class B Shares(a)
Shares Sold	—	19,109
Shares redeemed in class consolidation(a)	—	(807,433)
Shares redeemed	—	(178,011)
Total Class B Shares	—	(966,335)
Net change resulting from capital transactions	$9,642,316	$9,641,517
Share Transactions:
Trust Shares
Shares Sold	1,771,169	1,939,161
Dividends reinvested	7,174	1,836
Shares redeemed	(762,037)	(809,687)
Total Trust Shares	1,016,306	1,131,310
Class A Shares
Shares Sold	18,266	20,307
Shares sold in class consolidation(a)	—	100,677
Dividends reinvested	—	—
Shares redeemed	(48,714)	(34,038)
Total Class A Shares	(30,448)	86,946
Class B Shares(a)
Shares Sold	—	2,222
Shares redeemed in class consolidation(a)	—	(103,120)
Shares redeemed	—	(21,618)
Total Class B Shares	—	(122,516)
Net change resulting from share transactions	985,858	1,095,740

(a)	Effective June 29, 2010, Class B shares were converted to Class A shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Mid Corp America Fund		Huntington New Economy Fund		Huntington Real Strategies Fund		Huntington Rotating Markets Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$23,935	$82,680	$(436,277)	$(472,632)	$654,257	$212,161	$539,094	$101,066
18,097,557	5,833,549	374,062	1,785,919	(709,068)	(2,112,315)	629,341	3,306,337
(21,804,829)	23,282,399	(7,877,881)	6,261,203	(10,531,268)	20,723,483	1,308,609	(1,033,929)
(3,683,337)	29,198,628	(7,940,096)	7,574,490	(10,586,079)	18,823,329	2,477,044	2,373,474

(97,655)	(62,512)	—	—	(899,313)	(457,786)	(100,111)	(2,522)
—	—	—	—	(13,736)	(7,157)	(954)	(177)

(12,319,260)	(4,468,719)	—	—	—	—	—	—
(639,236)	(236,519)	—	—	—	—	—	—
(13,056,151)	(4,767,750)	—	—	(913,049)	(464,943)	(101,065)	(2,699)
(3,322,751)	(14,727,099)	(29,964,326)	(2,751,500)	13,113,232	488,388	(4,287,636)	(7,034,927)
(20,062,239)	9,703,779	(37,904,422)	4,822,990	1,614,104	18,846,774	(1,911,657)	(4,664,152)

148,795,621	139,091,842	55,881,858	51,058,868	92,865,378	74,018,604	39,329,224	43,993,376
$128,733,382	$148,795,621	$17,977,436	$55,881,858	$94,479,482	$92,865,378	$37,417,567	$39,329,224

$5,876	$20,168	$—	$9,088	$(915,791)	$(377,400)	$539,093	$101,064

$18,588,560	$16,843,639	$6,035,388	$9,198,803	$37,420,468	$26,207,190	$3,900,442	$3,675,994
4,371,336	1,560,512		—	258,126	153,667	67,159	1,479
(26,171,585)	(32,000,397)	(34,475,247)	(11,131,548)	(24,780,098)	(26,161,352)	(7,875,296)	(10,955,692)
(3,211,689)	(13,596,246)	(28,439,859)	(1,932,745)	12,898,496	199,505	(3,907,695)	(7,278,219)

664,160	871,497	344,180	530,957	705,556	525,252	257,504	748,046
—	3,055,265	—	1,448,141	—	262,045	—	420,143
616,095	229,929		—	12,963	6,718	928	167
(1,391,317)	(1,452,171)	(1,868,647)	(1,063,887)	(503,783)	(270,600)	(638,373)	(699,394)
(111,062)	2,704,520	(1,524,467)	915,211	214,736	523,415	(379,941)	468,962

—	48,822	—	12,188	—	74,092	—	232,135
—	(3,055,265)	—	(1,448,141)	—	(262,045)	—	(420,143)
—	(828,930)	—	(298,013)	—	(46,579)	—	(37,662)
—	(3,835,373)	—	(1,733,966)	—	(234,532)	—	(225,670)
$(3,322,751)	$(14,727,099)	$(29,964,326)	$(2,751,500)	$13,113,232	$488,388	$(4,287,636)	$(7,034,927)

1,166,714	1,213,070	574,127	952,401	4,740,773	3,923,406	353,974	371,830
328,570	101,242		—	36,254	19,281	5,790	157
(1,661,809)	(2,300,605)	(3,585,294)	(1,147,077)	(3,210,607)	(3,891,127)	(704,813)	(1,072,809)
(166,525)	(986,293)	(3,011,167)	(194,676)	1,566,420	51,560	(345,049)	(700,822)

43,592	63,383	32,933	55,651	85,751	77,710	22,904	74,095
—	240,951	—	166,453	—	44,566	—	45,717
47,722	15,287		—	1,818	842	81	18
(89,497)	(107,799)	(190,317)	(112,849)	(64,265)	(39,790)	(57,171)	(68,791)
1,817	211,822	(157,384)	109,255	23,304	83,328	(34,186)	51,039

—	3,733	—	1,350	—	11,113	—	23,347
—	(253,129)	—	(176,603)	—	(44,871)	—	(46,476)
—	(64,238)	—	(33,135)	—	(7,285)	—	(3,822)
—	(313,634)	—	(208,388)	—	(41,043)	—	(26,951)
(164,708)	(1,088,105)	(3,168,551)	(293,809)	1,589,724	93,845	(379,235)	(676,734)

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Situs Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations—
Net investment income (loss)	$(581,219)	$(342,777)
Net realized gain (loss) on investments, options and foreign currency transactions	8,676,937	7,808,701
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(14,992,446)	36,255,243
Net increase (decrease) in net assets resulting from operations	(6,896,728)	43,721,167
Distributions to Shareholders—
From and/or excess of net investment income:
Trust Shares	—	—
Class A Shares	—	—
Class B Shares	—	—
From net realized gain on investments:
Trust Shares	—	—
Class A Shares	—	—
Change in net assets resulting from distributions to shareholders	—	—
Change in net assets resulting from capital transactions	(11,860,698)	2,298,252
Change in net assets	(18,757,426)	46,019,419
Net Assets:
Beginning of year	207,301,168	161,281,749
End of year	$188,543,742	$207,301,168

Accumulated net investment income (loss) included in net assets at end of period	$(155,891)	$23,063
Capital Transactions:
Trust Shares
Shares Sold	$34,971,497	$39,896,511
Dividends reinvested	—	—
Shares redeemed	(46,157,899)	(36,552,768)
Total Trust Shares	(11,186,402)	3,343,743
Class A Shares
Shares Sold	5,596,096	4,703,589
Shares sold in class consolidation(a)	—	3,002,021
Dividends reinvested	—	—
Shares redeemed	(6,270,392)	(5,625,833)
Total Class A Shares	(674,296)	2,079,777
Class B Shares(a)
Shares Sold	—	208,548
Dividends reinvested	—	—
Shares redeemed in class consolidation(a)	—	(3,002,021)
Shares redeemed	—	(331,795)
Total Class B Shares	—	(3,125,268)
Net change resulting from capital transactions	$(11,860,698)	$2,298,252
Share Transactions:
Trust Trust Shares
Shares Sold	1,699,623	2,346,760
Dividends reinvested	—	—
Shares redeemed	(2,260,429)	(2,141,099)
Total Trust Shares	(560,806)	205,661
Class A Shares
Shares Sold	281,070	281,058
Shares sold in class consolidation(a)	—	196,082
Dividends reinvested	—	—
Shares redeemed	(318,174)	(334,692)
Total Class A Shares	(37,104)	142,448
Class B Shares(a)
Shares Sold	—	13,217
Dividends reinvested	—	—
Shares redeemed in class consolidation(a)	—	(205,056)
Shares redeemed	—	(21,145)
Total Class B Shares	—	(212,984)
Net change resulting from share transactions	(597,910)	135,125

(a)	Effective June 29, 2010, Class B shares were converted to Class A shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Technical Opportunities Fund		Huntington Fixed Income Securities Fund		Huntington Intermediate Government Income Fund		Huntington Mortgage Securities Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$(53,003)	$(48,226)	$7,762,353	$7,957,533	$3,112,888	$3,232,598	$2,669,878	$3,023,897
(1,108,858)	1,468,483	4,032,626	1,872,593	385,408	130,740	93,954	185,593

(194,389)	(680,918)	5,839,115	4,051,840	3,095,131	1,707,229	2,273,738	2,287,489
(1,356,250)	739,339	17,634,094	13,881,966	6,593,427	5,070,567	5,037,570	5,496,979

—	(2,333)	(7,570,193)	(7,801,926)	(3,130,811)	(3,187,112)	(3,164,131)	(3,105,050)
—	(24)	(192,160)	(159,981)	(100,933)	(85,429)	(119,222)	(93,677)
—	—	—	(23,043)	—	(9,667)	—	(3,441)

—	—	(4,143,613)	(350,955)	(243,420)	(259,371)	—	—
—	—	(118,667)	(10,945)	(8,818)	(9,101)	—	—
—	(2,357)	(12,024,633)	(8,346,850)	(3,483,982)	(3,550,680)	(3,283,353)	(3,202,168)
(152,013)	232,132	1,347,901	51,868,990	15,726,741	4,776,641	6,036,305	(4,836,073)
(1,508,263)	969,114	6,957,362	57,404,106	18,836,186	6,296,528	7,790,522	(2,541,262)

10,679,698	9,710,584	292,366,202	234,962,096	120,144,442	113,847,914	100,741,978	103,283,240
$9,171,435	$10,679,698	$299,323,564	$292,366,202	$138,980,628	$120,144,442	$108,532,500	$100,741,978

$—	$—	$(16,774)	$19,879	$55,015	$47,429	$(11,193)	$206,048

$434,651	$1,282,064	$68,344,071	$89,304,830	$31,715,627	$21,411,140	$18,868,700	$14,825,753
—	1,998	5,506,054	3,524,347	1,774,826	1,759,548	1,349,960	1,398,109
(704,588)	(1,084,074)	(72,071,979)	(43,892,319)	(17,822,795)	(19,954,994)	(14,633,514)	(21,748,608)
(269,937)	199,988	1,778,146	48,936,858	15,667,658	3,215,694	5,585,146	(5,524,746)

180,988	47,253	1,931,458	5,043,132	1,381,276	2,386,504	1,083,210	1,156,292
—	4,906	—	1,838,391	—	902,507	—	560,977
—	23	251,171	135,103	92,463	69,109	101,070	75,400
(63,064)	(15,132)	(2,612,874)	(2,044,653)	(1,414,656)	(903,594)	(733,121)	(551,603)
117,924	37,050	(430,245)	4,971,973	59,083	2,454,526	451,159	1,241,066

—	—	—	74,087	—	40,750	—	42,377
—	—	—	19,645	—	8,138	—	3,369
—	(4,906)	—	(1,838,391)	—	(902,507)	—	(560,977)
—	—	—	(295,182)	—	(39,960)	—	(37,162)
—	(4,906)	—	(2,039,841)	—	(893,579)	—	(552,393)
$(152,013)	$232,132	$1,347,901	$51,868,990	$15,726,741	$4,776,641	$6,036,305	$(4,836,073)

53,852	167,891	3,043,221	4,014,079	2,898,201	1,953,280	2,118,175	1,624,092
—	293	244,585	158,026	161,097	160,279	146,729	152,933
(91,571)	(145,505)	(3,212,395)	(1,976,293)	(1,617,949)	(1,827,782)	(1,658,877)	(2,367,709)
(37,719)	22,679	75,411	2,195,812	1,441,349	285,777	606,027	(590,684)

22,130	6,236	85,665	225,399	125,356	216,616	117,347	124,588
—	710	—	82,108	—	81,972	—	61,042
—	3	11,160	6,041	8,399	6,279	10,918	8,196
(8,304)	(2,051)	(116,908)	(92,044)	(129,148)	(82,097)	(79,294)	(60,101)
13,826	4,898	(20,083)	221,504	4,607	222,770	48,971	133,725

—	—	—	3,388	—	3,759	—	4,655
—	—	—	894	—	748	—	370
—	(714)	—	(82,219)	—	(81,897)	—	(61,242)
—	—	—	(13,440)	—	(3,687)	—	(4,068)
—	(714)	—	(91,377)	—	(81,077)	—	(60,285)
(23,893)	26,863	55,328	2,325,939	1,445,956	427,470	654,998	(517,244)

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Huntington Ohio Tax-Free Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$1,073,310	$1,161,516
Net realized gain on investments, options and foreign currency transactions	362,402	346,571
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	2,185,575	(671,744)
Net increase (decrease) in net assets resulting from operations	3,621,287	836,343
Distributions to Shareholders—
From and/or excess of net investment income:
Trust Shares	(1,018,866)	(1,099,620)
Class A Shares	(54,444)	(54,422)
Class B Shares	—	(7,662)
From net realized gain on investments:
Trust Shares	(343,755)	(159,909)
Class A Shares	(21,841)	(10,438)
Change in net assets resulting from distributions to shareholders	(1,438,906)	(1,332,051)
Change in net assets resulting from capital transactions	(346,421)	7,086,223
Change in net assets	1,835,960	6,590,515
Net Assets:
Beginning of year	51,933,330	45,342,815
End of year	$53,769,290	$51,933,330

Accumulated net investment income (loss) included in net assets at end of period	$(187)	$(187)
Capital Transactions:
Trust Shares
Shares Sold	$10,430,577	$14,445,882
Dividends reinvested	136,228	151,156
Shares redeemed	(10,741,564)	(7,958,085)
Total Trust Shares	(174,759)	6,638,953
Class A Shares
Shares Sold	782,345	918,341
Shares sold in class consolidation(a)	—	897,826
Dividends reinvested	64,269	53,999
Shares redeemed	(1,018,276)	(386,771)
Total Class A Shares	(171,662)	1,483,395
Class B Shares(a)
Shares Sold	—	6,300
Dividends reinvested	—	5,652
Shares redeemed in class consolidation(a)	—	(897,826)
Shares redeemed	—	(150,251)
Total Class B Shares	—	(1,036,125)
Net change resulting from capital transactions	$(346,421)	$7,086,223
Share Transactions:
Trust Shares
Shares Sold	485,519	675,066
Dividends reinvested	6,330	7,081
Shares redeemed	(503,886)	(371,028)
Total Trust Shares	(12,037)	311,119
Class A Shares
Shares Sold	36,252	42,824
Shares sold in class consolidation(a)	—	42,092
Dividends reinvested	2,983	2,529
Shares redeemed	(47,983)	(17,844)
Total Class A Shares	(8,748)	69,601
Class B Shares (a)
Shares Sold	—	297
Dividends reinvested	—	265
Shares redeemed in class consolidation(a)	—	(42,092)
Shares redeemed	—	(7,059)
Total Class B Shares	—	(48,589)
Net change resulting from share transactions	(20,785)	332,131

(a)	Effective June 29, 2010, Class B shares were converted to Class A shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Short/ Intermediate Fixed Income Securities Fund		Huntington Balanced Allocation Fund		Huntington Conservative Allocation Fund		Huntington Growth Allocation Fund
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

$3,081,317	$3,414,557	$245,948	$177,641	$219,151	$207,145	$133,794	$96,921
827,430	1,408,501	374,595	36,657	162,459	53,760	353,889	37,120
599,081	(231,473)	(762,769)	1,693,127	(14,265)	455,584	(1,007,581)	1,653,097
4,507,828	4,591,585	(142,226)	1,907,425	367,345	716,489	(519,898)	1,787,138

(2,985,572)	(3,341,841)	—	—	—	—	—	—
(95,745)	(72,716)	(248,774)	(177,167)	(219,159)	(206,601)	(132,455)	(96,753)
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	(269,854)	(92,266)	(116,841)	(63,238)	(272,255)	(120,311)
(3,081,317)	(3,414,557)	(518,628)	(269,433)	(336,000)	(269,839)	(404,710)	(217,064)
19,396,728	52,480,998	3,646,786	9,681,633	673,063	3,144,837	3,410,873	4,639,422
20,823,239	53,658,026	2,985,932	11,319,625	704,408	3,591,487	2,486,265	6,209,496

204,117,992	150,459,966	24,655,985	13,336,360	14,839,881	11,248,394	19,132,034	12,922,538
$224,941,231	$204,117,992	$27,641,917	$24,655,985	$15,544,289	$14,839,881	$21,618,299	$19,132,034

$—	$—	$(2,275)	$563	$664	$705	$1,537	$202

$66,951,627	$74,732,503	$—	$—	$—	$—	$—	$—
878,814	943,045	—	—	—	—	—	—
(49,955,588)	(29,773,510)	—	—	—	—	—	—
17,874,853	45,902,038	—	—	—	—	—	—

2,850,984	8,001,574	7,107,781	11,109,153	2,181,503	3,498,712	4,824,443	5,456,006
—	—	—	—	—	—	—	—
93,552	69,097	506,384	263,147	331,192	267,039	396,051	212,739
(1,422,661)	(1,491,711)	(3,967,379)	(1,690,667)	(1,839,632)	(620,914)	(1,809,621)	(1,029,323)
1,521,875	6,578,960	3,646,786	9,681,633	673,063	3,144,837	3,410,873	4,639,422

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
$19,396,728	$52,480,998	$3,646,786	$9,681,633	$673,063	$3,144,837	$3,410,873	$4,639,422

3,344,127	3,725,784	—	—	—	—	—	—
43,770	47,048	—	—	—	—	—	—
(2,487,971)	(1,487,987)	—	—	—	—	—	—
899,926	2,284,845	—	—	—	—	—	—

141,855	399,203	605,947	1,018,862	202,069	331,611	398,784	494,932
—	—	—	—	—	—	—	—
4,660	3,436	44,859	24,176	30,758	25,340	35,088	19,343
(70,786)	(74,625)	(343,104)	(153,268)	(171,085)	(59,082)	(155,795)	(93,091)
75,729	328,014	307,702	889,770	61,742	297,869	278,077	421,184

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
975,655	2,612,859	307,702	889,770	61,742	297,869	278,077	421,184

Annual Shareholder Report

Financial Highlights

Money Market Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments		Total from investment operations		Distributions from net investment income		Distributions from net realized gain on investment transactions		Distributions from return of capital	Total distributions
HUNTINGTON TAX FREE MONEY MARKET FUND
Trust Shares
2007	$1.00	0.03		—	(2)	0.03		(0.03)		—		—	(0.03)
2008	$1.00	0.02		—	(2)	0.02		(0.02)		—		—	(0.02)
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
Class A Shares
2007	$1.00	0.02		—	(2)	0.02		(0.02)		—		—	(0.02)
2008	$1.00	0.02		—	(2)	0.02		(0.02)		—		—	(0.02)
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—	(2)	—	—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
HUNTINGTON MONEY MARKET FUND
Trust Shares
2007	$1.00	0.04		—	(2)	0.04		(0.04)		—		—	(0.04)
2008	$1.00	0.02		—	(2)	0.02		(0.02)		—		—	(0.02)
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
Class A Shares
2007	$1.00	0.04		—	(2)	0.04		(0.04)		—		—	(0.04)
2008	$1.00	0.01		—	(2)	0.01		(0.01)		—		—	(0.01)
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
InterFund Shares
2007	$1.00	0.05		—	(2)	0.05		(0.05)		—		—	(0.05)
2008	$1.00	0.02		—	(2)	0.02		(0.02)		—		—	(0.02)
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, end of period (000 omitted)

$1.00	2.76%	0.88%	2.69%	0.88%	$48,585
$1.00	1.86%	0.88%	1.75%	0.88%	$144,861
$1.00	0.10%	0.78%	0.12%	0.89%	$76,805
$1.00	0.01%	0.44%	0.01%	0.89%	$66,919
$1.00	0.01%	0.30%	0.01%	0.92%	$73,147

$1.00	2.51%	1.15%	2.48%	1.15%	$6,086
$1.00	1.61%	1.13%	1.48%	1.13%	$38,466
$1.00	0.03%	0.87%	0.03%	1.15%	$21,709
$1.00	0.01%	0.45%	0.01%	1.16%	$15,539
$1.00	0.01%	0.30%	0.01%	1.17%	$18,882

$1.00	4.37%	0.79%	4.27%	0.79%	$632,776
$1.00	1.59%	0.80%	1.53%	0.80%	$779,158
$1.00	0.01%	0.45%	0.02%	0.87%	$260,720
$1.00	0.01%	0.31%	0.01%	0.88%	$214,981
$1.00	0.01%	0.24%	0.01%	0.84%	$262,067

$1.00	4.11%	1.04%	4.02%	1.04%	$528,326
$1.00	1.34%	1.04%	1.48%	1.04%	$299,329
$1.00	0.01%	0.42%	0.01%	1.12%	$135,260
$1.00	0.01%	0.32%	0.01%	1.13%	$134,974
$1.00	0.01%	0.24%	0.01%	1.09%	$97,936

$1.00	4.63%	0.54%	4.51%	0.54%	$60,548
$1.00	1.85%	0.55%	1.91%	0.55%	$36,102
$1.00	0.03%	0.37%	0.03%	0.63%	$62,376
$1.00	0.01%	0.31%	0.01%	0.63%	$45,724
$1.00	0.01%	0.24%	0.01%	0.59%	$73,921

Annual Shareholder Report

Financial Highlights (Continued)

Money Market Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments		Total from investment operations		Distributions from net investment income		Distributions from net realized gain on investment transactions		Distributions from return of capital	Total distributions
HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND
Trust Shares
2007	$1.00	0.03		—	(2)	0.03		(0.03)		—		—	(0.03)
2008	$1.00	0.02		—	(2)	0.02		(0.02)		—		—	(0.02)
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
Class A Shares
2007	$1.00	0.03		—	(2)	0.03		(0.03)		—		—	(0.03)
2008	$1.00	0.02		—	(2)	0.02		(0.02)		—		—	(0.02)
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
HUNTINGTON U.S. TREASURY MONEY MARKET FUND
Trust Shares
2007	$1.00	0.04		—	(2)	0.04		(0.04)		—	(2)	—	(0.04)
2008	$1.00	0.01		—	(2)	0.01		(0.01)		—		—	(0.01)
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—	(2)	—	—	(2)
Class A Shares
2007	$1.00	0.04		—	(2)	0.04		(0.04)		—	(2)	—	(0.04)
2008	$1.00	0.01		—	(2)	0.01		(0.01)		—		—	(0.01)
2009	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
2010	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—		—	—	(2)
2011	$1.00	—	(2)	—	(2)	—	(2)	—	(2)	—	(2)	—	—	(2)
(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, end of period (000 omitted)

$1.00	2.83%	0.82%	2.78%	0.82%	$199,613
$1.00	1.81%	0.83%	1.73%	0.83%	$312,467
$1.00	0.12%	0.78%	0.14%	0.89%	$142,956
$1.00	0.01%	0.42%	0.01%	0.88%	$81,023
$1.00	0.01%	0.28%	0.01%	0.84%	$61,212

$1.00	2.57%	1.07%	2.54%	1.07%	$122,147
$1.00	1.56%	1.08%	1.54%	1.08%	$106,617
$1.00	0.02%	0.82%	0.02%	1.14%	$112,048
$1.00	0.01%	0.41%	0.01%	1.12%	$117,109
$1.00	0.01%	0.28%	0.01%	1.09%	$83,858

$1.00	4.01%	0.72%	3.89%	0.72%	$757,331
$1.00	0.93%	0.69%	0.93%	0.76%	$583,050
$1.00	0.01%	0.20%	0.01%	0.79%	$261,263
$1.00	0.01%	0.15%	0.01%	0.76%	$312,870
$1.00	0.01%	0.07%	0.01%	0.74%	$251,704

$1.00	3.75%	0.97%	3.61%	0.97%	$103,041
$1.00	0.74%	0.83%	0.67%	0.98%	$126,485
$1.00	0.01%	0.20%	0.01%	1.03%	$54,935
$1.00	0.01%	0.15%	0.01%	1.01%	$74,845
$1.00	0.01%	0.07%	0.01%	0.99%	$83,204

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON DISCIPLINED EQUITY FUND
Trust Shares
2011(3)	$10.00	0.04		(0.19)	(0.15)	(0.04)	—	—	(0.04)
Class A Shares
2011(3)	$10.00	0.02		(0.19)	(0.17)	(0.04)	—	—	(0.04)
HUNTINGTON DIVIDEND CAPTURE FUND
Trust Shares
2007	$11.64	0.38		(1.15)	(0.77)	(0.39)	(0.59)	—	(0.98)
2008	$9.89	0.40		(3.18)	(2.78)	(0.39)	(0.12)	(0.03)	(0.54)
2009	$6.57	0.29		1.31	1.60	(0.29)	—	(0.02)	(0.31)
2010	$7.86	0.25		0.83	1.08	(0.25)	—	—	(0.25)
2011	$8.69	0.30		0.22	0.52	(0.30)	—	—	(0.30)
Class A Shares
2007	$11.63	0.35		(1.14)	(0.79)	(0.36)	(0.59)	—	(0.95)
2008	$9.89	0.38		(3.18)	(2.80)	(0.37)	(0.12)	(0.03)	(0.52)
2009	$6.57	0.27		1.31	1.58	(0.27)	—	(0.02)	(0.29)
2010	$7.86	0.23		0.83	1.06	(0.23)	—	—	(0.23)
2011	$8.69	0.28		0.21	0.49	(0.28)	—	—	(0.28)
HUNTINGTON GLOBAL SELECT MARKETS FUND
Trust Shares
2009(6)	$10.00	—	(7)	— (7)	— (7)	—	—	—	—
2010	$10.00	0.03		1.55	1.58	(0.11)	—	(0.01)	(0.12)
2011	$11.46	0.08		(1.99)	(1.91)	(0.05)	(0.14)	—	(0.19)
Class A Shares
2009(6)	$10.00	—	(7)	— (7)	— (7)	—	—	—	—
2010	$10.00	0.01		1.53	1.54	(0.09)	—	(0.02)	(0.11)
2011	$11.43	0.04		(1.97)	(1.93)	— (7)	(0.14)	—	(0.14)
(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among classes of shares.
(3)	Reflects operations for the period from August 1, 2011 (commencement of operations) to December 31, 2011.
(4)	Not Annualized.
(5)	Computed on an annualized basis.
(6)	Reflects operations for the period from December 30, 2009 (commencement of operations) to December 31, 2009.
(7)	Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)		Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$9.81	(1.50	)%(4)	1.20	%(5)	0.98	%(5)	1.33	%(5)	$65,294	3	%(4)

$9.79	(1.73	)%(4)	1.45	%(5)	0.72	%(5)	1.58	%(5)	$5,661	3	%(4)

$9.89	(6.91)%		1.30%		3.35%		1.30%		$93,862	87%
$6.57	(29.26)%		1.31%		4.56%		1.31%		$60,162	66%
$7.86	25.24%		1.41%		4.37%		1.41%		$74,593	99%
$8.69	13.99%		1.40%		3.05%		1.40%		$100,622	115%
$8.91	6.03%		1.36%		3.40%		1.36%		$117,798	143%

$9.89	(7.14)%		1.55%		3.11%		1.55%		$10,366	87%
$6.57	(29.41)%		1.56%		4.18%		1.56%		$5,094	66%
$7.86	24.93%		1.66%		4.10%		1.66%		$5,473	99%
$8.69	13.72%		1.64%		2.82%		1.64%		$17,784	115%
$8.90	5.65%		1.61%		3.19%		1.61%		$26,843	143%

$10.00	0.00	%(4)	1.83	%(5)	(1.46	)%(5)	1.83	%(5)	$1	—	%(4)
$11.46	15.85%		1.90%		0.40%		2.19%		$41,116	45%
$9.36	(16.67)%		1.79%		0.71%		1.79%		$38,871	110%

$10.00	0.00	%(4)	2.19	%(5)	(2.92	)%(5)	2.19	%(5)	$1	—	%(4)
$11.43	15.38%		2.16%		0.20%		2.44%		$860	45%
$9.36	(16.80)%		2.04%		0.48%		2.04%		$541	110%

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON GROWTH FUND
Trust Shares
2007	$37.24	0.12	5.57	5.69	(0.11)	(7.81)	—	(7.92)
2008	$35.01	0.05	(12.12)	(12.07)	(0.04)	(3.19)	—	(3.23)
2009	$19.71	0.01	3.45	3.46	— (3)	—	—	— (3)
2010	$23.17	0.01	2.36	2.37	— (3)	—	—	— (3)
2011	$25.54	0.05	(0.72)	(0.67)	—	(0.09)	—	(0.09)
Class A Shares
2007	$36.66	0.03	5.47	5.50	(0.04)	(7.81)	—	(7.85)
2008	$34.31	(0.03)	(11.83)	(11.86)	— (3)	(3.19)	—	(3.19)
2009	$19.26	(0.04)	3.37	3.33	—	—	—	—
2010	$22.59	(0.03)	2.27	2.24	— (3)	—	—	— (3)
2011	$24.83	(0.01)	(0.70)	(0.71)	—	(0.09)	—	(0.09)
HUNTINGTON INCOME EQUITY FUND
Trust Shares
2007	$31.11	0.55	— (3)	0.55	(0.54)	(4.66)	—	(5.20)
2008	$26.46	0.55	(10.54)	(9.99)	(0.54)	(0.11)	(0.03)	(0.68)
2009	$15.79	0.47	2.87	3.34	(0.47)	—	(0.01)	(0.48)
2010	$18.65	0.49	1.62	2.11	(0.48)	—	—	(0.48)
2011	$20.28	0.70	0.69	1.39	(0.72)	—	—	(0.72)
Class A Shares
2007	$31.11	0.46	0.01	0.47	(0.46)	(4.66)	—	(5.12)
2008	$26.46	0.51	(10.54)	(10.03)	(0.49)	(0.11)	(0.03)	(0.63)
2009	$15.80	0.44	2.86	3.30	(0.43)	—	(0.01)	(0.44)
2010	$18.66	0.44	1.62	2.06	(0.43)	—	—	(0.43)
2011	$20.29	0.65	0.68	1.33	(0.67)	—	—	(0.67)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(3)	Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$35.01	15.93%	1.13%	0.32%	1.13%	$227,972	86%
$19.71	(37.76)%	1.15%	0.15%	1.15%	$129,745	83%
$23.17	17.58%	1.20%	0.03%	1.20%	$140,206	120%
$25.54	10.23%	1.23%	0.04%	1.23%	$123,809	292%
$24.78	(2.61)%	1.19%	0.21%	1.19%	$120,019	137%

$34.31	15.62%	1.38%	0.07%	1.38%	$9,680	86%
$19.26	(37.92)%	1.40%	(0.11)%	1.40%	$5,436	83%
$22.59	17.29%	1.45%	(0.22)%	1.45%	$6,096	120%
$24.83	9.92%	1.47%	(0.15)%	1.47%	$8,532	292%
$24.03	(2.84)%	1.44%	(0.03)%	1.44%	$7,652	137%

$26.46	1.90%	1.14%	1.72%	1.14%	$158,501	90%
$15.79	(38.35)%	1.16%	2.60%	1.16%	$89,815	88%
$18.65	21.92%	1.22%	3.05%	1.22%	$104,433	90%
$20.28	11.59%	1.22%	2.59%	1.22%	$101,076	89%
$20.95	6.92%	1.19%	3.36%	1.19%	$114,048	197%

$26.46	1.65%	1.39%	1.48%	1.39%	$6,330	90%
$15.80	(38.47)%	1.41%	2.34%	1.41%	$3,214	88%
$18.66	21.60%	1.47%	2.83%	1.47%	$3,271	90%
$20.29	11.31%	1.47%	2.39%	1.47%	$5,935	89%
$20.95	6.60%	1.44%	3.08%	1.44%	$5,464	197%

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON INTERNATIONAL EQUITY FUND
Trust Shares
2007	$13.93	0.13		2.20	2.33	(0.15)	(1.10)	—	(1.25)
2008	$15.01	0.17		(6.36)	(6.19)	(0.13)	(0.47)	—	(0.60)
2009	$8.22	0.17		2.52	2.69	(0.10)	(0.02)	—	(0.12)
2010	$10.79	0.13		0.70	0.83	(0.09)	—	—	(0.09)
2011	$11.53	0.15		(1.47)	(1.32)	(0.12)	—	—	(0.12)
Class A Shares
2007	$13.84	0.08		2.19	2.27	(0.11)	(1.10)	—	(1.21)
2008	$14.90	0.13		(6.29)	(6.16)	(0.11)	(0.47)	—	(0.58)
2009	$8.16	0.13		2.51	2.64	(0.06)	(0.02)	—	(0.08)
2010	$10.72	0.08		0.73	0.81	(0.08)	—	—	(0.08)
2011	$11.45	0.13		(1.47)	(1.34)	(0.09)	—	—	(0.09)
HUNTINGTON MACRO 100 FUND
Trust Shares
2007	$11.84	—	(3)	(0.33)	(0.33)	—	(1.46)	—	(1.46)
2008	$10.05	0.09		(3.54)	(3.45)	(0.09)	—	—	(0.09)
2009	$6.51	0.02		1.88	1.90	(0.02)	—	—	(0.02)
2010	$8.39	0.01		1.30	1.31	(0.01)	—	—	(0.01)
2011	$9.69	0.02		(0.17)	(0.15)	(0.03)	—	—	(0.03)
Class A Shares
2007	$11.76	(0.03)		(0.33)	(0.36)	—	(1.46)	—	(1.46)
2008	$9.94	0.07		(3.49)	(3.42)	(0.07)	—	—	(0.07)
2009	$6.45	—	(3)	1.85	1.85	—	—	—	—
2010	$8.30	(0.01)		1.28	1.27	—	—	—	—
2011	$9.57	—	(3)	(0.17)	(0.17)	—	—	—	—
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(3)	Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$15.01	17.06%	1.54%	0.92%	1.54%	$324,158	25%
$8.22	(41.73)%	1.57%	1.37%	1.57%	$191,163	21%
$10.79	32.84%	1.59%	1.68%	1.59%	$322,427	26%
$11.53	7.72%	1.59%	1.14%	1.59%	$296,797	41%
$10.09	(11.40)%	1.56%	1.28%	1.56%	$255,832	39%

$14.90	16.76%	1.79%	0.71%	1.79%	$11,151	25%
$8.16	(41.88)%	1.82%	1.13%	1.82%	$6,929	21%
$10.72	32.45%	1.84%	1.28%	1.84%	$7,547	26%
$11.45	7.54%	1.84%	0.86%	1.84%	$10,631	41%
$10.02	(11.67)%	1.81%	1.03%	1.81%	$8,192	39%

$10.05	(3.12)%	1.36%	0.02%	1.36%	$32,284	153%
$6.51	(34.32)%	1.56%	0.88%	1.56%	$13,521	318%
$8.39	29.15%	1.55%	0.28%	1.55%	$28,278	10%
$9.69	15.60%	1.45%	0.13%	1.45%	$43,631	27%
$9.51	(1.56)%	1.46%	0.27%	1.46%	$52,481	89%

$9.94	(3.40)%	1.61%	(0.23)%	1.61%	$2,621	153%
$6.45	(34.45)%	1.82%	0.66%	1.82%	$1,001	318%
$8.30	28.68%	1.80%	0.06%	1.80%	$853	10%
$9.57	15.30%	1.69%	(0.09)%	1.69%	$1,816	27%
$9.40	(1.78)%	1.71%	(0.01)%	1.71%	$1,496	89%

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON MID CORP AMERICA FUND
Trust Shares
2007	$16.43	(0.01)		1.26	1.25	— (3)	(1.37)	—	(1.37)
2008	$16.31	0.02		(5.98)	(5.96)	(0.01)	(0.41)	—	(0.42)
2009	$9.93	0.04		3.20	3.24	(0.04)	—	—	(0.04)
2010	$13.13	0.01		3.00	3.01	(0.01)	(0.50)	—	(0.51)
2011	$15.63	0.01		(0.43)	(0.42)	(0.01)	(1.44)	—	(1.45)
Class A Shares
2007	$16.18	(0.05)		1.24	1.19	—	(1.37)	—	(1.37)
2008	$16.00	(0.02)		(5.84)	(5.86)	—	(0.41)	—	(0.41)
2009	$9.73	0.01		3.12	3.13	(0.01)	—	—	(0.01)
2010	$12.85	(0.01)		2.91	2.90	—	(0.50)	—	(0.50)
2011	$15.25	(0.03)		(0.41)	(0.44)	—	(1.44)	—	(1.44)
HUNTINGTON NEW ECONOMY FUND
Trust Shares
2007	$16.04	0.02		1.84	1.86	(0.01)	(3.16)	—	(3.17)
2008	$14.73	(0.04	)(4)	(7.97)	(8.01)	—	—	(0.01)	(0.01)
2009	$6.71	(0.03)		2.66	2.63	—	—	—	—
2010	$9.34	(0.09)		1.53	1.44	—	—	—	—
2011	$10.78	(0.22)		(1.66)	(1.88)	—	—	—	—
Class A Shares
2007	$15.81	(0.01)		1.81	1.80	—	(3.16)	—	(3.16)
2008	$14.45	(0.07	)(4)	(7.81)	(7.88)	—	—	(0.01)	(0.01)
2009	$6.56	(0.05)		2.60	2.55	—	—	—	—
2010	$9.11	(0.10)		1.48	1.38	—	—	—	—
2011	$10.49	(0.15)		(1.70)	(1.85)	—	—	—	—
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(3)	Amount is less than $0.005.
(4)	Per share net investment income (loss) has been calculated using the average shares method.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$16.31	7.79%	1.30%	(0.04)%	1.30%	$149,245	11%
$9.93	(37.51)%	1.31%	0.10%	1.31%	$87,843	18%
$13.13	32.59%	1.36%	0.30%	1.36%	$131,638	12%
$15.63	22.94%	1.36%	0.08%	1.36%	$141,282	19%
$13.76	(2.37)%	1.32%	0.03%	1.32%	$122,124	25%

$16.00	7.53%	1.55%	(0.29)%	1.55%	$5,240	11%
$9.73	(37.62)%	1.56%	(0.16)%	1.56%	$2,875	18%
$12.85	32.19%	1.61%	0.04%	1.61%	$3,608	12%
$15.25	22.61%	1.61%	(0.13)%	1.61%	$7,513	19%
$13.37	(2.56)%	1.57%	(0.23)%	1.57%	$6,610	25%

$14.73	12.19%	1.41%	0.14%	1.41%	$106,812	119%
$6.71	(54.43)%	1.44%	(0.38)%	1.44%	$35,041	127%
$9.34	39.20%	1.55%	(0.34)%	1.55%	$45,656	114%
$10.78	15.42%	1.55%	(0.86)%	1.55%	$50,583	256%
$8.90	(17.44)%	1.55%	(0.96)%	1.55%	$14,971	281%

$14.45	11.99%	1.66%	(0.11)%	1.66%	$8,943	119%
$6.56	(54.58)%	1.69%	(0.63)%	1.69%	$3,294	127%
$9.11	38.87%	1.80%	(0.62)%	1.80%	$3,609	114%
$10.49	15.15%	1.80%	(1.11)%	1.80%	$5,299	256%
$8.64	(17.64)%	1.80%	(1.19)%	1.80%	$3,006	281%

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON REAL STRATEGIES FUND
Trust Shares
2007(3)	$10.00	0.11		0.92	1.03	(0.11)	(0.13)	—	(0.24)
2008	$10.79	0.05	(6)	(5.86)	(5.81)	(0.05)	—	(0.03)	(0.08)
2009	$4.90	0.04		1.54	1.58	(0.06)	—	—	(0.06)
2010	$6.42	0.02		1.59	1.61	(0.04)	—	—	(0.04)
2011	$7.99	0.05		(0.82)	(0.77)	(0.07)	—	—	(0.07)
Class A Shares
2007(3)	$10.00	0.09		0.92	1.01	(0.10)	(0.13)	—	(0.23)
2008	$10.78	0.03	(6)	(5.85)	(5.82)	(0.02)	—	(0.02)	(0.04)
2009	$4.92	0.03		1.54	1.57	(0.06)	—	—	(0.06)
2010	$6.43	0.01		1.59	1.60	(0.03)	—	—	(0.03)
2011	$8.00	0.03		(0.82)	(0.79)	(0.05)	—	—	(0.05)
HUNTINGTON ROTATING MARKETS FUND
Trust Shares
2007	$13.31	0.14		1.00	1.14	(0.14)	(0.68)	—	(0.82)
2008	$13.63	0.10		(5.71)	(5.61)	(0.10)	(0.19)	—	(0.29)
2009	$7.73	0.10		2.50	2.60	(0.10)	—	—	(0.10)
2010	$10.23	0.03		0.59	0.62	— (7)	—	—	— (7)
2011	$10.85	0.17		0.54	0.71	(0.03)	—	—	(0.03)
Class A Shares
2007	$13.23	0.10		0.99	1.09	(0.10)	(0.68)	—	(0.78)
2008	$13.54	0.07		(5.66)	(5.59)	(0.07)	(0.19)	—	(0.26)
2009	$7.69	0.08		2.48	2.56	(0.07)	—	—	(0.07)
2010	$10.18	0.01		0.59	0.60	— (7)	—	—	— (7)
2011	$10.78	0.14		0.53	0.67	— (7)	—	—	— (7)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(3)	Reflects operations for the period from May 1, 2007 (commencement of operations) to December 31, 2007.
(4)	Not Annualized.
(5)	Computed on an annualized basis.
(6)	Per share net investment income (loss) has been calculated using the average shares method.
(7)	Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets		Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$10.79	10.41	%(4)	1.49	%(5)	2.54	%(5)	1.61	%(5)	$44,523	39	%(4)
$4.90	(53.87)%		1.38%		0.65%		1.38%		$35,110	72%
$6.42	32.33%		1.38%		0.82%		1.38%		$72,641	36%
$7.99	25.09%		1.35%		0.27%		1.35%		$90,813	22%
$7.15	(9.64)%		1.35%		0.66%		1.35%		$92,475	60%

$10.78	10.22	%(4)	1.70	%(5)	2.30	%(5)	1.83	%(5)	$706	39	%(4)
$4.92	(53.95)%		1.63%		0.39%		1.63%		$514	72%
$6.43	31.82%		1.63%		0.64%		1.63%		$1,114	36%
$8.00	24.85%		1.60%		0.03%		1.60%		$2,052	22%
$7.16	(9.88)%		1.60%		0.39%		1.60%		$2,004	60%

$13.63	8.67%		1.08%		1.08%		1.08%		$53,375	54%
$7.73	(41.68)%		1.18%		0.85%		1.18%		$28,390	218%
$10.23	33.64%		1.19%		1.16%		1.19%		$41,786	230%
$10.85	6.07%		1.19%		0.27%		1.19%		$36,729	250%
$11.53	6.57%		1.21%		1.39%		1.21%		$35,046	2%

$13.54	8.43%		1.33%		0.69%		1.33%		$3,982	54%
$7.69	(41.81)%		1.43%		0.59%		1.43%		$2,000	218%
$10.18	33.32%		1.44%		0.85%		1.44%		$1,937	230%
$10.78	5.90%		1.43%		0.09%		1.43%		$2,600	250%
$11.45	6.26%		1.46%		1.13%		1.46%		$2,371	2%

Annual Shareholder Report

Financial Highlights (Continued)

Equity Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income		Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON SITUS FUND
Trust Shares
2007	$20.14	0.02		1.94	1.96	—		(2.10)	—	(2.10)
2008	$20.00	0.01		(7.83)	(7.82)	—		(0.47)	—	(0.47)
2009	$11.71	0.03		4.27	4.30	(0.01)		(0.03)	(0.02)	(0.06)
2010	$15.95	(0.03)		4.29	4.26	—		—	—	—
2011	$20.21	(0.05)		(0.63)	(0.68)	—		—	—	—
Class A Shares
2007	$19.92	(0.03)		1.91	1.88	—		(2.10)	—	(2.10)
2008	$19.70	(0.03)		(7.71)	(7.74)	—		(0.47)	—	(0.47)
2009	$11.49	(0.01)		4.19	4.18	—	(4)	(0.03)	— (4)	(0.03)
2010	$15.64	(0.06)		4.20	4.14	—		—	—	—
2011	$19.78	(0.10)		(0.62)	(0.72)	—		—	—	—
HUNTINGTON TECHNICAL OPPORTUNITIES FUND
Trust Shares
2008(5)	$10.00	(0.06	)(6)	(3.31)	(3.37)	—		—	(0.03)	(0.03)
2009	$6.60	0.05		1.07	1.12	(0.05)		—	—	(0.05)
2010	$7.67	(0.04)		0.63	0.59	—	(4)	—	—	— (4)
2011	$8.26	(0.04)		(0.99)	(1.03)	—		—	—	—
Class A Shares
2008(5)	$10.00	(0.08	)(6)	(3.30)	(3.38)	—		—	(0.03)	(0.03)
2009	$6.59	0.03		1.06	1.09	(0.03)		—	—	(0.03)
2010	$7.65	(0.05)		0.62	0.57	—	(4)	—	—	— (4)
2011	$8.22	(0.05)		(1.00)	(1.05)	—		—	—	—
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(3)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(4)	Amount is less than $0.005.
(5)	Reflects operations for the period from May 1, 2008 (commencement of operations) to December 31, 2008.
(6)	Per share net investment income (loss) has been calculated using the average shares method.
(7)	Not Annualized.
(8)	Computed on an annualized basis.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)		Net Assets, end of period (000 omitted)	Portfolio turnover rate(3)

$20.00	9.95%		1.32%		0.09%		1.32%		$108,350	22%
$11.71	(39.25)%		1.34%		0.06%		1.34%		$77,947	19%
$15.95	36.86%		1.38%		0.25%		1.38%		$141,342	25%
$20.21	26.71%		1.36%		(0.16)%		1.36%		$183,311	32%
$19.53	(3.36)%		1.32%		(0.25)%		1.32%		$166,134	18%

$19.70	9.66%		1.57%		(0.15)%		1.57%		$15,658	22%
$11.49	(39.44)%		1.59%		(0.21)%		1.59%		$12,121	19%
$15.64	36.52%		1.63%		(0.01)%		1.63%		$16,747	25%
$19.78	26.47%		1.61%		(0.38)%		1.61%		$23,990	32%
$19.06	(3.64)%		1.57%		(0.50)%		1.57%		$22,409	18%

$6.60	(33.68	)%(7)	2.58	%(8)	(1.04	)%(8)	2.58	%(8)	$6,148	152	%(7)
$7.67	16.91%		1.94%		0.68%		1.94%		$9,644	374%
$8.26	7.72%		1.75%		(0.49)%		1.75%		$10,574	436%
$7.23	(12.47)%		1.92%		(0.50)%		2.05%		$8,980	241%

$6.59	(33.81	)%(7)	3.13	%(8)	(1.49	)%(8)	3.13	%(8)	$67	152	%(7)
$7.65	16.52%		2.20%		0.41%		2.20%		$61	374%
$8.22	7.48%		1.98%		(0.69)%		1.98%		$106	436%
$7.17	(12.77)%		2.18%		(0.67)%		2.30%		$191	241%

Annual Shareholder Report

Financial Highlights (Continued)

Income Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON FIXED INCOME SECURITIES FUND
Trust Shares
2007	$20.76	0.87	0.39	1.26	(0.87)	— (3)	—	(0.87)
2008	$21.15	0.85	0.24	1.09	(0.85)	(0.05)	—	(0.90)
2009	$21.34	0.78	0.34	1.12	(0.78)	(0.06)	—	(0.84)
2010	$21.62	0.67	0.57	1.24	(0.67)	(0.03)	—	(0.70)
2011	$22.16	0.60	0.76	1.36	(0.60)	(0.33)	—	(0.93)
Class A Shares
2007	$20.76	0.82	0.39	1.21	(0.82)	— (3)	—	(0.82)
2008	$21.15	0.80	0.24	1.04	(0.80)	(0.05)	—	(0.85)
2009	$21.34	0.73	0.34	1.07	(0.73)	(0.06)	—	(0.79)
2010	$21.62	0.61	0.57	1.18	(0.61)	(0.03)	—	(0.64)
2011	$22.16	0.55	0.76	1.31	(0.55)	(0.33)	—	(0.88)
HUNTINGTON INTERMEDIATE GOVERNMENT INCOME FUND
Trust Shares
2007	$10.24	0.41	0.25	0.66	(0.41)	—	—	(0.41)
2008	$10.49	0.41	0.40	0.81	(0.41)	—	—	(0.41)
2009	$10.89	0.35	(0.15)	0.20	(0.35)	—	—	(0.35)
2010	$10.74	0.31	0.19	0.50	(0.31)	(0.03)	—	(0.34)
2011	$10.90	0.26	0.28	0.54	(0.27)	(0.02)	—	(0.29)
Class A Shares
2007	$10.24	0.38	0.25	0.63	(0.38)	—	—	(0.38)
2008	$10.49	0.38	0.40	0.78	(0.38)	—	—	(0.38)
2009	$10.89	0.32	(0.15)	0.17	(0.32)	—	—	(0.32)
2010	$10.74	0.28	0.19	0.47	(0.28)	(0.03)	—	(0.31)
2011	$10.90	0.24	0.26	0.50	(0.24)	(0.02)	—	(0.26)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(3)	Amount is less than $0.005.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$21.15	6.23%	1.04%	4.18%	1.04%	$183,283	42%
$21.34	5.32%	1.06%	4.05%	1.06%	$183,011	31%
$21.62	5.36%	1.08%	3.62%	1.08%	$229,570	30%
$22.16	5.75%	1.06%	2.99%	1.06%	$283,953	19%
$22.59	6.26%	1.04%	2.70%	1.04%	$291,200	35%

$21.15	5.96%	1.29%	3.92%	1.29%	$2,589	42%
$21.34	5.06%	1.31%	3.80%	1.31%	$2,525	31%
$21.62	5.10%	1.33%	3.36%	1.33%	$3,420	30%
$22.16	5.50%	1.30%	2.68%	1.30%	$8,413	19%
$22.59	6.01%	1.29%	2.45%	1.29%	$8,123	35%

$10.49	6.58%	1.08%	3.96%	1.08%	$115,155	30%
$10.89	7.88%	1.07%	3.84%	1.07%	$115,159	27%
$10.74	1.86%	1.10%	3.21%	1.10%	$110,761	26%
$10.90	4.64%	1.10%	2.80%	1.10%	$115,470	6%
$11.15	5.05%	1.08%	2.38%	1.08%	$134,149	21%

$10.49	6.32%	1.33%	3.71%	1.33%	$1,588	30%
$10.89	7.62%	1.32%	3.60%	1.32%	$1,438	27%
$10.74	1.60%	1.35%	2.93%	1.35%	$2,215	26%
$10.90	4.38%	1.34%	2.50%	1.34%	$4,675	6%
$11.14	4.69%	1.33%	2.13%	1.33%	$4,832	21%

Annual Shareholder Report

Financial Highlights (Continued)

Income Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON MORTGAGE SECURITIES FUND
Trust Shares
2007	$9.01	0.34	(0.04)	0.30	(0.36)	(0.03)	—	(0.39)
2008	$8.92	0.34	(0.12)	0.22	(0.34)	(0.01)	—	(0.35)
2009	$8.79	0.29	0.15	0.44	(0.31)	—	—	(0.31)
2010	$8.92	0.27	0.19	0.46	(0.28)	—	—	(0.28)
2011	$9.10	0.24	0.21	0.45	(0.29)	—	—	(0.29)
Class A Shares
2007	$9.06	0.29	(0.02)	0.27	(0.33)	(0.03)	—	(0.36)
2008	$8.97	0.32	(0.13)	0.19	(0.31)	(0.01)	—	(0.32)
2009	$8.84	0.27	0.15	0.42	(0.29)	—	—	(0.29)
2010	$8.97	0.23	0.22	0.45	(0.26)	—	—	(0.26)
2011	$9.16	0.21	0.22	0.43	(0.27)	—	—	(0.27)
HUNTINGTON OHIO TAX-FREE FUND
Trust Shares
2007	$20.86	0.55	0.10	0.65	(0.55)	(0.01)	—	(0.56)
2008	$20.95	0.57	(0.17)	0.40	(0.57)	(0.03)	—	(0.60)
2009	$20.75	0.59	0.45	1.04	(0.59)	—	—	(0.59)
2010	$21.20	0.50	(0.11)	0.39	(0.50)	(0.07)	—	(0.57)
2011	$21.02	0.46	1.08	1.54	(0.46)	(0.16)	—	(0.62)
Class A Shares
2007	$20.84	0.50	0.10	0.60	(0.50)	(0.01)	—	(0.51)
2008	$20.93	0.51	(0.16)	0.35	(0.51)	(0.03)	—	(0.54)
2009	$20.74	0.54	0.44	0.98	(0.54)	—	—	(0.54)
2010	$21.18	0.45	(0.11)	0.34	(0.45)	(0.07)	—	(0.52)
2011	$21.00	0.40	1.09	1.49	(0.40)	(0.16)	—	(0.56)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$8.92	3.33%	1.09%	3.72%	1.09%	$83,728	17%
$8.79	2.45%	1.10%	3.82%	1.10%	$82,729	13%
$8.92	5.17%	1.11%	3.32%	1.11%	$100,114	24%
$9.10	5.21%	1.11%	2.87%	1.11%	$96,832	6%
$9.26	5.01%	1.11%	2.57%	1.11%	$104,098	22%

$8.97	3.03%	1.32%	3.45%	1.32%	$3,190	17%
$8.84	2.16%	1.35%	3.55%	1.35%	$3,022	13%
$8.97	4.85%	1.36%	3.07%	1.36%	$2,629	24%
$9.16	5.03%	1.35%	2.62%	1.35%	$3,910	6%
$9.32	4.71%	1.36%	2.29%	1.36%	$4,434	22%

$20.95	3.18%	1.18%	2.67%	1.18%	$34,098	15%
$20.75	1.95%	1.22%	2.73%	1.22%	$32,946	19%
$21.20	5.05%	1.20%	2.80%	1.20%	$42,568	21%
$21.02	1.85%	1.20%	2.36%	1.20%	$48,741	18%
$21.94	7.37%	1.22%	2.13%	1.22%	$50,628	28%

$20.93	2.93%	1.43%	2.42%	1.43%	$1,706	15%
$20.74	1.74%	1.47%	2.49%	1.47%	$1,422	19%
$21.18	4.74%	1.45%	2.54%	1.45%	$1,745	21%
$21.00	1.60%	1.45%	2.09%	1.45%	$3,192	18%
$21.93	7.16%	1.47%	1.88%	1.47%	$3,141	28%

Annual Shareholder Report

Financial Highlights (Continued)

Income Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND
Trust Shares
2007	$19.25	0.70	0.21	0.91	(0.70)	—	—	(0.70)
2008	$19.46	0.67	(0.59)	0.08	(0.67)	—	—	(0.67)
2009	$18.87	0.53	0.91	1.44	(0.53)	—	—	(0.53)
2010	$19.78	0.40	0.19	0.59	(0.40)	—	—	(0.40)
2011	$19.97	0.27	0.12	0.39	(0.27)	—	—	(0.27)
Class A Shares
2007	$19.26	0.65	0.20	0.85	(0.65)	—	—	(0.65)
2008	$19.46	0.63	(0.59)	0.04	(0.63)	—	—	(0.63)
2009	$18.87	0.48	0.91	1.39	(0.48)	—	—	(0.48)
2010	$19.78	0.35	0.20	0.55	(0.35)	—	—	(0.35)
2011	$19.98	0.22	0.12	0.34	(0.22)	—	—	(0.22)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Net Assets, end of period (000 omitted)	Portfolio turnover rate(2)

$19.46	4.79%	1.06%	3.60%	1.06%	$82,730	29%
$18.87	0.43%	1.08%	3.51%	1.08%	$79,130	51%
$19.78	7.70%	1.09%	2.67%	1.09%	$149,384	50%
$19.97	2.99%	1.06%	1.97%	1.06%	$196,479	24%
$20.09	1.98%	1.05%	1.35%	1.05%	$215,735	31%

$19.46	4.48%	1.31%	3.35%	1.31%	$485	29%
$18.87	0.18%	1.33%	3.26%	1.33%	$555	51%
$19.78	7.43%	1.33%	2.38%	1.33%	$1,076	50%
$19.98	2.78%	1.30%	1.60%	1.30%	$7,639	24%
$20.10	1.72%	1.30%	1.10%	1.30%	$9,207	31%

Annual Shareholder Report

Financial Highlights (Continued)

Asset Allocation Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
HUNTINGTON BALANCED ALLOCATION FUND
Class A Shares
2009(4)	$10.00	0.05	0.75	0.80	(0.06)	— (5)	—	(0.06)
2010	$10.74	0.09	0.88	0.97	(0.09)	(0.05)	—	(0.14)
2011	$11.57	0.10	(0.13)	(0.03)	(0.10)	(0.11)	—	(0.21)
HUNTINGTON CONSERVATIVE ALLOCATION FUND
Class A Shares
2009(4)	$10.00	0.08	0.34	0.42	(0.09)	(0.01)	—	(0.10)
2010	$10.32	0.17	0.41	0.58	(0.16)	(0.05)	—	(0.21)
2011	$10.69	0.15	0.11	0.26	(0.15)	(0.08)	—	(0.23)
HUNTINGTON GROWTH ALLOCATION FUND
Class A Shares
2009(4)	$10.00	0.04	0.88	0.92	(0.05)	— (5)	—	(0.05)
2010	$10.87	0.06	1.09	1.15	(0.06)	(0.08)	—	(0.14)
2011	$11.88	0.07	(0.28)	(0.21)	(0.07)	(0.15)	—	(0.22)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(3)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(4)	Reflects operations for the period from July 31, 2009 (commencement of operations) to December 31, 2009.
(5)	Amount is less than $0.005.
(6)	Not Annualized.
(7)	Computed on an annualized basis.
(8)	Does not include the effect of expenses of underlying funds.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)		Net Assets, end of period (000 omitted)	Portfolio turnover rate(3)

$10.74	8.03	%(6)	0.62	%(7)(8)	1.30	%(7)	0.85	%(7)(8)	$13,336	42	%(6)
$11.57	9.14%		0.59	%(8)	0.94%		0.74	%(8)	$24,656	26%
$11.33	(0.18)%		0.67	%(8)	0.90%		0.80	%(8)	$27,642	23%

$10.32	4.13	%(6)	0.72	%(7)(8)	1.91	%(7)	0.86	%(7)(8)	$11,248	32	%(6)
$10.69	5.70%		0.70	%(8)	1.60%		0.79	%(8)	$14,840	22%
$10.72	2.50%		0.73	%(8)	1.43%		0.83	%(8)	$15,544	15%

$10.87	9.21	%(6)	0.52	%(7)(8)	1.03	%(7)	0.85	%(7)(8)	$12,923	52	%(6)
$11.88	10.69%		0.51	%(8)	0.61%		0.77	%(8)	$19,132	29%
$11.45	(1.75)%		0.64	%(8)	0.63%		0.84	%(8)	$21,618	23%

Annual Shareholder Report

Notes to Financial Statements

December 31, 2011

(1)	Organization

The Huntington Funds (the “Trust”) was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). On June 23, 2006, the Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At December 31, 2011, the Trust operated 38 separate series, or mutual funds, each with its own investment objective and strategy. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered. This report contains financial statements and financial highlights of the retail funds listed below (individually referred to as a “Fund,” or collectively as the “Funds”):

Funds	Investment Share Classes Offered*
Huntington Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)	Trust & A
Huntington Money Market Fund (“Money Market Fund”)	Trust, A & Interfund
Huntington Ohio Municipal Money Market Fund (“Ohio Municipal Money Market Fund”)	Trust & A
Huntington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)	Trust & A
Huntington Disciplined Equity Fund (“Disciplined Equity Fund”)**	Trust & A
Huntington Dividend Capture Fund (“Dividend Capture Fund”)	Trust & A
Huntington Global Select Markets Fund (“Global Select Markets Fund”)	Trust & A
Huntington Growth Fund (“Growth Fund”)	Trust & A
Huntington Income Equity Fund (“Income Equity Fund”)	Trust & A
Huntington International Equity Fund (“International Equity Fund”)	Trust & A
Huntington Macro 100 Fund (“Macro 100 Fund”)	Trust & A
Huntington Mid Corp America Fund (“Mid Corp America Fund”)	Trust & A
Huntington New Economy Fund (“New Economy Fund”)	Trust & A
Huntington Real Strategies Fund (“Real Strategies Fund”)	Trust & A
Huntington Rotating Markets Fund (“Rotating Markets Fund”)	Trust & A
Huntington Situs Fund (“Situs Fund”)	Trust & A
Huntington Technical Opportunities Fund (“Technical Opportunities Fund”)	Trust & A
Huntington Fixed Income Securities Fund (“Fixed Income Securities Fund”)	Trust & A
Huntington Intermediate Government Income Fund (“Intermediate Government Income Fund”)	Trust & A
Huntington Mortgage Securities Fund (“Mortgage Securities Fund”)	Trust & A

Funds	Investment Share Classes Offered*
Huntington Ohio Tax-Free Fund (“Ohio Tax-Free Fund”)	Trust & A
Huntington Short/Intermediate Fixed Income Securities Fund (“Short/Intermediate Fixed Income Securities Fund”)	Trust & A
Huntington Balanced Allocation Fund (“Balanced Allocation Fund”)	A
Huntington Conservative Allocation Fund (“Conservative Allocation Fund”)	A
Huntington Growth Allocation Fund (“Growth Allocation Fund”)	A

*	Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A has a maximum sales charge on purchases of 4.75% as a percentage of the original purchase price except for the Fixed Income Securities Fund, Intermediate Government Income Fund, Mortgage Securities Fund and Ohio Tax-Free Fund which are 3.75%, and the Short/Intermediate Fixed Income Securities Fund which is 1.50%. The Tax-Free Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund and the U.S. Treasury Money Market Fund (collectively the “Money Market Funds”) do not have sales charges on original purchases. Effective May 1, 2010, the Institutional Shares were renamed Trust Shares. Effective June 29, 2010, Class B shares were converted to Class A shares.
**	Disciplined Equity Fund commenced operations on August 1, 2011.

The Disciplined Equity Fund was originally organized as a Common Trust Fund. Effective as of the close of business on July 29, 2011, the Common Trust Fund was reorganized into a series of the Trust through a tax-free exchange of 4,859,563 shares of the Disciplined Equity Fund (valued at $10.00 per share) in exchange for the net assets of the Common Trust Fund. At the time of the exchange, the Common Trust Fund had net assets of $48,595,633 including net unrealized appreciation of $4,573,904.

Under the Trust’s organizational documents, its officers and Board of Trustees (“Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

Annual Shareholder Report

Notes to Financial Statements (Continued)

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Investment Valuations

The Trust calculates the NAV for each of the Funds (other than the Money Market Funds) by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

For the Money Market Funds, the Trust attempts to stabilize the NAV per share at $1.00 per share by valuing portfolio securities using the amortized cost method, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

In computing the NAV of the Funds, other than the Money Market Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide the current market value of securities. Those security pricing services value equity securities (including foreign equity securities, exchange-traded funds and closed-end funds) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Option contracts are generally valued using the closing price based on quote data from the six major U.S. options exchanges on which such options are traded.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange, except that U.S. government obligations held by Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available. In such circumstances, the Trust’s Sub-Administrator may request that the Trust’s Pricing Committee make its own fair value determination.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trustees. In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain narrow categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on

Annual Shareholder Report

the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

In accordance with the valuation procedures adopted by the Trustees, real estate investments are fair valued using methods such as, discounted cash flow models, various real estate debt spreads and other market indicators, which the Trustees deem indicative of the estimated fair value of the real estate investments.

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Pursuant to the valuation procedures noted previously, equity securities (including foreign equity securities) are generally recognized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities). Option securities are generally recognized as Level 1 securities in the fair value hierarchy. Debt securities are generally recognized as Level 2 securities in the fair value hierarchy. Mutual funds, exchange traded funds and cash equivalents are generally recognized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities).

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2011, while the breakdown, by category, of common stocks is disclosed in the Portfolio of Investments for each Fund:

	LEVEL 1—Quoted Prices		LEVEL 2—Other Significant Observable Inputs		LEVEL 3—Significant Unobservable Inputs		Total
Fund Name	Securities	Other Financial Investments*	Securities	Other Financial Investments*	Investment in Securities	Other Financial Investments*	Securities	Other Financial Investments*
Tax-Free Money Market Fund
Municipal Bonds	$—	$—	$85,126,851	$—	$—	$—	$85,126,851	$—
Cash Equivalents	2,495,868	—		—	—	—	2,495,868	—

Total	2,495,868	—	85,126,851	—	—	—	87,622,719	—
Money Market Fund
Commercial Papers	—	—	90,222,122	—	—	—	90,222,122	—
U.S. Government Agencies	—	—	77,501,314	—	—	—	77,501,314	—
Bankers Acceptances	—	—	55,000,000	—	—	—	55,000,000	—
Municipal Bonds	—	—	50,300,000	—	—	—	50,300,000	—
Corporate Bonds	—	—	46,751,635	—	—	—	46,751,635	—
Yankee Certificates of Deposit	—	—	35,013,755	—	—	—	35,013,755	—
Cash Equivalents	35,000,000	—	—	—	—	—	35,000,000	—
Repurchase Agreements	—	—	3,797,500	—	—	—	3,797,500

Total	35,000,000	—	358,586,326	—	—	—	393,586,326	—
Ohio Municipal Money Market Fund
Municipal Bonds	—	—	131,784,727	—	—	—	131,784,727	—
Cash Equivalents	5,524,289	—	—	—	—	—	5,524,289	—

Total	5,524,289	—	131,784,727	—	—	—	137,309,016	—

Annual Shareholder Report

Notes to Financial Statements (Continued)

	LEVEL 1—Quoted Prices		LEVEL 2—Other Significant Observable Inputs			LEVEL 3—Significant Unobservable Inputs		Total
Fund Name	Securities	Other Financial Investments*	Securities		Other Financial Investments*	Investment in Securities	Other Financial Investments*	Securities	Other Financial Investments*
U.S. Treasury Money Market Fund
U.S. Treasury Obligations	$—	$—	$209,153,147		$—	$—	$—	$209,153,147	$—
Repurchase Agreements	—	—	65,791,100		—	—	—	65,791,100	—

Total	—	—	274,944,247		—	—	—	274,944,247	—
Disciplined Equity Fund
Common Stocks	63,960,196	—	—		—	—	—	63,960,196	—
Exchange-Traded Funds	349,887	—	—		—	—	—	349,887	—
Options Purchased	1,939,100	—	—		—	—	—	1,939,100	—
Cash Equivalents	5,320,691	—	—		—	—	—	5,320,691	—
Written Options	—	(500,229)	—		—	—	—	—	(500,229)

Total	71,569,874	(500,229)	—		—	—	—	71,569,874	(500,229)
Dividend Capture Fund
Common Stocks	104,024,738	—	—		—	—	—	104,024,738	—
Preferred Stocks	30,738,210	—	1,148,909	(1)	—	—	—	31,887,119	—
Exchange-Traded Funds	6,707,087	—	—		—	—	—	6,707,087	—
Cash Equivalents	1,668,276	—	—		—	—	—	1,668,276	—
Written Options	—	(12,200)	—		—	—	—	—	(12,200)

Total	143,138,311	(12,200)	1,148,909		—	—	—	144,287,220	(12,200)
Global Select Markets Fund
Common Stocks	34,955,019	—	—		—	—	—	34,955,019	—
Foreign Bonds	—	—	3,429,989		—	—	—	3,429,989	—
Exchange-Traded Funds	901,440	—	—		—	—	—	901,440	—
Options Purchased	38,750	—	—		—	—	—	38,750	—
Cash Equivalents	15,911	—	—		—	—	—	15,911	—
Written Options	—	(480)	—		—	—	—	—	(480)

Total	35,911,120	(480)	3,429,989		—	—	—	39,341,109	(480)
Growth Fund
Common Stocks	116,755,460	—	—		—	—	—	116,755,460	—
Cash Equivalents	7,003,037	—	—		—	—	—	7,003,037	—

Total	123,758,497	—	—		—	—	—	123,758,497	—
Income Equity Fund
Common Stocks	117,310,714	—	—		—	—	—	117,310,714	—
Cash Equivalents	1,958,941	—	—		—	—	—	1,958,941	—

Total	119,269,655	—	—		—	—	—	119,269,655	—
International Equity Fund
Common Stocks	246,956,531	—	—		—	—	—	246,956,531	—
Exchange-Traded Funds	8,183,556	—	—		—	—	—	8,183,556	—
Cash Equivalents	8,602,735	—	—		—	—	—	8,602,735	—

Total	263,742,822	—	—		—	—	—	263,742,822	—
Macro 100 Fund
Common Stocks	49,774,715	—	—		—	—	—	49,774,715	—
Cash Equivalents	4,175,400	—	—		—	—	—	4,175,400	—

Total	53,950,115	—	—		—	—	—	53,950,115	—
Mid Corp America Fund
Common Stocks	125,279,668	—	—		—	—	—	125,279,668	—
Cash Equivalents	3,584,660	—	—		—	—	—	3,584,660	—

Total	128,864,328	—	—		—	—	—	128,864,328	—
New Economy Fund
Common Stocks	15,359,863	—	—		—	—	—	15,359,863	—
Cash Equivalents	2,689,846	—	—		—	—	—	2,689,846	—

Total	18,049,709	—	—		—	—	—	18,049,709	—

Annual Shareholder Report

	LEVEL 1—Quoted Prices		LEVEL 2—Other Significant Observable Inputs		LEVEL 3—Significant Unobservable Inputs		Total
Fund Name	Securities	Other Financial Investments*	Securities	Other Financial Investments*	Investment in Securities	Other Financial Investments*	Securities	Other Financial Investments*
Real Strategies Fund
Common Stocks	$81,087,323	$—	$—	$—	$—	$—	$81,087,323	$—
Exchange-Traded Funds	5,303,305	—	—	—	—	—	5,303,305	—
Real Estate Investments	—	—	—	—	4,269,542	—	4,269,542	—
Closed-End Funds	2,859,464	—	—	—	—	—	2,859,464	—
Options Purchased	77,025	—	—	—	—	—	77,025	—
Cash Equivalents	1,616,330	—	—	—	—	—	1,616,330	—
Written Options	—	(483,340)	—	—	—	—	—	(483,340)

Total	90,943,447	(483,340)	—	—	4,269,542	—	95,212,989	(483,340)
Rotating Markets Fund
Common Stocks	36,039,371	—	—	—	—	—	36,039,371	—
Exchange-Traded Funds	852,950	—	—	—	—	—	852,950	—
Cash Equivalents	494,529	—	—	—	—	—	494,529	—

Total	37,386,850	—	—	—	—	—	37,386,850	—
Situs Fund
Common Stocks	182,508,780	—	—	—	—	—	182,508,780	—
Exchange-Traded Funds	2,930,110	—	—	—	—	—	2,930,110	—
Closed-End Funds	588,000	—	—	—			588,000	—
Cash Equivalents	2,858,167	—	—	—	—	—	2,858,167	—

Total	188,885,057	—	—	—	—	—	188,885,057	—
Technical Opportunities Fund
Common Stocks	2,290,698	—	—	—	—	—	2,290,698	—
Exchange-Traded Funds	536,512	—	—	—	—	—	536,512	—
Cash Equivalents	1,781,590	—	—	—	—	—	1,781,590	—

Total	4,608,800	—	—	—	—	—	4,608,800	—
Fixed Income Securities Fund
Corporate Bonds	—	—	206,512,926	—	—	—	206,512,926	—
U.S. Government Agencies	—	—	39,465,945	—	—	—	39,465,945	—
U.S. Treasury Obligations	—	—	34,027,071	—	—	—	34,027,071	—
U.S. Government Mortgage Backed Agencies	—	—	4,520,233	—	—	—	4,520,233	—
Preferred Stocks	1,774,100	—	—	—	—	—	1,774,100	—
Cash Equivalents	10,236,344	—	—	—	—	—	10,236,344	—

Total	12,010,444	—	284,526,175	—	—	—	296,536,619	—
Intermediate Government Income Fund
U.S. Government Agencies	—	—	68,711,106	—	—	—	68,711,106	—
U.S. Government Mortgage Backed Agencies	—	—	32,977,081	—	—	—	32,977,081	—
U.S. Treasury Obligations	—	—	24,262,141	—	—	—	24,262,141	—
Collateralized Mortgage Obligations	—	—	8,596,289	—	—	—	8,596,289	—
Corporate Bonds	—	—	2,016,118	—	—	—	2,016,118	—
Cash Equivalents	1,933,516	—	—	—	—	—	1,933,516	—

Total	1,933,516	—	136,562,735	—	—	—	138,496,251	—
Mortgage Securities Fund
U.S. Government Mortgage Backed Agencies	—	—	77,981,149	—	—	—	77,981,149	—
Common Stocks	11,899,650	—	—	—	—	—	11,899,650	—
Collateralized Mortgage Obligations	—	—	9,230,671	—	—	—	9,230,671	—
U.S. Government Agencies	—	—	5,153,255	—	—	—	5,153,255	—
Cash Equivalents	4,172,889	—	—	—	—	—	4,172,889	—

Total	16,072,539	—	92,365,075	—	—	—	108,437,614	—
Ohio Tax-Free Fund
Municipal Bonds	—	—	51,786,756	—	—	—	51,786,756	—
Cash Equivalents	1,723,862	—	—	—	—	—	1,723,862	—

Total	1,723,862	—	51,786,756	—	—	—	53,510,618	—

Annual Shareholder Report

Notes to Financial Statements (Continued)

	LEVEL 1—Quoted Prices		LEVEL 2—Other Significant Observable Inputs		LEVEL 3—Significant Unobservable Inputs		Total
Fund Name	Securities	Other Financial Investments*	Securities	Other Financial Investments*	Investment in Securities	Other Financial Investments*	Securities	Other Financial Investments*
Short/Intermediate Fixed Income Securities Fund
Corporate Bonds	$—	$—	$142,834,309	$—	$—	$—	$142,834,309	$—
U.S. Government Agencies	—	—	69,603,050	—	—	—	69,603,050	—
U.S. Treasury Obligations	—	—	10,689,063	—	—	—	10,689,063	—
Cash Equivalents	791,255	—	—	—	—	—	791,255	—

Total	791,255	—	223,126,422	—	—	—	223,917,677	—
Balanced Allocation Fund					—	—
Mutual Funds	27,323,518	—	—	—	—	—	27,323,518	—
Cash Equivalents	392,902	—	—	—	—	—	392,902	—

Total	27,716,420	—	—	—	—	—	27,716,420	—
Conservative Allocation Fund
Mutual Funds	15,380,114	—	—	—	—	—	15,380,114	—
Cash Equivalents	166,086	—	—	—	—	—	166,086	—

Total	15,546,200	—	—	—	—	—	15,546,200	—
Growth Allocation Fund
Mutual Funds	21,398,644	—	—	—	—	—	21,398,644	—
Cash Equivalents	242,736	—	—	—	—	—	242,736	—

Total	21,641,380	—	—	—	—	—	21,641,380	—

*	Other financial investments are derivative instruments not reflected on the Portfolio of Investments, such as written options contracts.
(1)	Consists of Allianz SE, 8.375%, listed under financials.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2010	Change in unrealized appreciation (depreciation)	Purchases	Transfers from Level 1 to Level 3 (a)	Transfers from Level 3 to Level 1 (a)	Balance as of December 31, 2011
Situs Fund
Common Stocks (b) (c)	$—	$(58,583)	$—	$711,682	$(653,099)	$—
Real Strategies Fund
Real Estate Investments	$—	$75,542	$4,194,000	$—	$—	$4,269,542

(a)	The amount of transfers in and/or out are reflected at the securities’ fair value on the date of the transfer.
(b)	Transfers in relate primarily to securities for which observable inputs became unavailable during the period. Therefore, the securities were valued at fair value by the Advisor, in conformity with guidelines adopted by and subject to review by the Board.
(c)	Transfers out relate primarily to securities for which observable inputs became available during the period, and the Fund was able to obtain quotes from its pricing service. These quotes represent Level 1 inputs.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting end. There were no significant transfers between Level 1 and Level 2 as of December 31, 2011.

B.	Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C.	When-Issued and Delayed Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Annual Shareholder Report

D.	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

E.	Derivative Instruments

Certain of the Funds may be subject to equity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. Certain of the Funds may invest in various financial instruments including positions in foreign currency contracts and written option contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Foreign Exchange Contracts—Global Select Markets Fund, International Equity Fund, Real Strategies Fund, Situs Fund and Technical Opportunities Fund may enter into forward foreign exchange contracts. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Such contracts are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to provide the desired currency exposure. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. At December 31, 2011, Global Select Markets Fund, International Equity Fund, Real Strategies Fund, Situs Fund and Technical Opportunities Fund did not have any forward foreign exchange contracts outstanding.

Written Options Contracts—Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following is a summary of Disciplined Equity Fund’s written option activity for the period ended December 31, 2011:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2010	—	$—
Options written	9,183	1,936,394
Options expired	(919)	(155,875)
Options closed	(2,087)	(496,571)
Options exercised	(25)	(3,300)
Outstanding at 12/31/2011	6,152	$1,280,648

At December 31, 2011, Disciplined Equity Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
3M Co.	Call	January 2012	$95	35	$175	$20,195
3M Co.	Call	January 2012	100	35	—	12,344
3M Co.	Call	January 2012	90	13	65	7,459
Abbott Laboratories	Call	January 2012	55	63	9,135	(610)
Amazon.com, Inc.	Call	January 2012	255	10	30	11,539
Amazon.com, Inc.	Call	April 2012	210	10	3,850	2,520
American Express Co.	Call	April 2012	55	50	2,050	12,599
American Express Co.	Call	January 2012	50	23	506	7,802

Annual Shareholder Report

Notes to Financial Statements (Continued)

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Amgen, Inc.	Call	January 2012	$62.5	7	$1,690	$1,294
Amgen, Inc.	Call	January 2012	60	4	1,810	41
Amgen, Inc.	Call	April 2012	70	40	5,400	(1,880)
Apache Corp.	Call	January 2012	130	11	33	9,448
Apache Corp.	Call	January 2012	135	12	36	6,648
Apache Corp.	Call	April 2012	100	15	5,595	(165)
Apple, Inc.	Call	January 2012	440	13	2,080	9,255
Apple, Inc.	Call	April 2012	460	30	28,200	2,439
Baker Hughes, Inc.	Call	January 2012	80	73	—	34,162
Baker Hughes, Inc.	Call	January 2012	75	55	83	30,607
Bank of America Corp.	Call	January 2012	15	60	—	9,960
Bank of New York Mellon Corp./The	Call	January 2012	35	140	—	17,879
Bank of New York Mellon Corp./The	Call	January 2012	30	30	90	7,498
Baxter International, Inc.	Call	January 2012	50	25	1,775	5,070
Baxter International, Inc.	Call	January 2012	47.5	4	938	437
Berkshire Hathaway, Inc., Class B	Call	January 2012	90	75	188	34,037
Boeing Co./The	Call	May 2012	80	35	7,577	(53)
Bristol-Myers Squibb Co.	Call	June 2012	35	75	13,350	(5,400)
Caterpillar, Inc.	Call	May 2012	100	25	9,625	675
Chevron Corp.	Call	June 2012	120	50	9,575	924
Chevron Corp.	Call	March 2012	110	50	14,825	(6,225)
Chubb Corp./The	Call	January 2012	70	45	4,252	2,092
Chubb Corp./The	Call	April 2012	70	20	6,090	(2,290)
Cisco Systems, Inc.	Call	January 2012	25	355	—	50,365
Cisco Systems, Inc.	Call	January 2012	30	30	—	3,900
Coca-Cola Co./The	Call	January 2012	72.5	109	1,853	8,639
Colgate-Palmolive Co.	Call	January 2012	85	15	11,325	(7,440)
Comcast Corp., Class A	Call	January 2012	25	100	1,400	6,400
ConocoPhillips	Call	January 2012	75	102	5,151	33,812
Costco Wholesale Corp.	Call	January 2012	87.5	30	510	5,684
Du Pont (E.I.) de Nemours & Co.	Call	January 2012	55	40	120	10,094
EMC Corp.	Call	April 2012	25	100	2,900	403
Emerson Electric Co.	Call	January 2012	55	20	150	8,760
Exelon Corp.	Call	January 2012	45	10	140	2,680
Exxon Mobil Corp.	Call	January 2012	95	240	480	66,839
Exxon Mobil Corp.	Call	April 2012	87.5	100	24,600	(12,400)
Fluor Corp.	Call	January 2012	85	8	—	2,431
Freeport-McMoRan Copper & Gold, Inc., Class B	Call	February 2012	45	25	500	2,775
Freeport-McMoRan Copper & Gold, Inc., Class B	Call	February 2012	40	25	2,600	1,375
General Dynamics Corp.	Call	January 2012	70	21	420	7,960
General Electric Co.	Call	January 2012	20	70	140	5,810
General Electric Co.	Call	January 2012	17.5	200	14,600	(5,200)
Gilead Sciences, Inc.	Call	February 2012	41	60	9,300	(3,660)
Google, Inc., Class A	Call	March 2012	675	20	39,800	(7,761)

Annual Shareholder Report

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Halliburton Co.	Call	January 2012	$55	40	$120	$11,599
Home Depot, Inc.	Call	May 2012	45	50	6,100	(1,470)
Home Depot, Inc.	Call	May 2012	40	100	38,000	(21,601)
Intel Corp.	Call	January 2012	25	85	2,805	4,740
Intel Corp.	Call	April 2012	25	150	15,450	149
International Business Machines Corp.	Call	January 2012	195	40	2,640	5,320
Johnson & Johnson	Call	January 2012	70	80	240	9,770
Johnson & Johnson	Call	January 2012	65	70	8,750	5,092
JPMorgan Chase & Co.	Call	January 2012	45	105	158	32,654
JPMorgan Chase & Co.	Call	January 2012	47.5	110	165	28,325
JPMorgan Chase & Co.	Call	January 2012	50	20	—	6,730
Kraft Foods, Inc., Class A	Call	March 2012	36	150	31,950	(18,300)
Kroger Co./The	Call	January 2012	22.5	7	1,225	(165)
MasterCard, Inc., Class A	Call	April 2012	420	5	3,975	500
McDonald’s Corp.	Call	March 2012	100	30	9,750	(5,430)
McDonald’s Corp.	Call	January 2012	110	30	9,900	(1,226)
Merck & Co., Inc.	Call	January 2012	40	74	296	19,247
Microsoft Corp.	Call	January 2012	30	47	47	7,805
Microsoft Corp.	Call	January 2012	27.5	30	300	4,650
Microsoft Corp.	Call	March 2012	27	150	8,400	750
Morgan Stanley	Call	January 2012	20	150	600	8,400
Newmont Mining Corp.	Call	January 2012	70	7	56	3,384
Newmont Mining Corp.	Call	March 2012	75	14	364	1,932
NextEra Energy, Inc.	Call	January 2012	55	4	2,440	(1,305)
NIKE, Inc.	Call	January 2012	100	20	1,330	5,510
Occidental Petroleum Corp.	Call	January 2012	105	50	850	40,249
Oracle Corp.	Call	January 2012	35	215	215	45,531
Oracle Corp.	Call	January 2012	30	35	105	5,250
Philip Morris International, Inc.	Call	March 2012	77.5	30	10,350	(5,640)
PPG Industries, Inc.	Call	January 2012	75	10	9,000	(5,330)
Procter & Gamble Co.	Call	January 2012	70	63	315	12,051
Procter & Gamble Co.	Call	April 2012	70	107	7,169	3,260
QUALCOMM, Inc.	Call	January 2012	60	60	300	7,920
Schlumberger Ltd.	Call	January 2012	100	50	125	33,828
Schlumberger Ltd.	Call	February 2012	82.5	50	950	13,500
Target Corp.	Call	January 2012	57.5	20	60	8,780
Target Corp.	Call	January 2012	65	30	—	7,020
Technology Select Sector SPDR Fund	Call	January 2012	30	47	—	1,786
U.S. Bancorp	Call	January 2012	30	190	570	27,917
U.S. Bancorp	Call	March 2012	27	115	17,480	(7,015)
Union Pacific Corp.	Call	January 2012	110	30	3,030	10,391
Union Pacific Corp.	Call	February 2012	110	10	2,290	1,230
United Parcel Service, Inc., Class B	Call	January 2012	75	22	1,067	6,933
United Parcel Service, Inc., Class B	Call	July 2012	80	40	5,860	(940)

Annual Shareholder Report

Notes to Financial Statements (Continued)

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
United Technologies Corp.	Call	January 2012	$85	20	$50	$8,670
UnitedHealth Group, Inc.	Call	June 2012	55	50	10,400	(900)
Utilities Select Sector SPDR Fund	Call	January 2012	35	35	4,270	(1,423)
Verizon Communications, Inc.	Call	January 2012	40	120	4,920	3,810
Visa, Inc., Class A	Call	March 2012	105	20	7,550	(1,510)
Visa, Inc., Class A	Call	January 2012	97.5	30	15,600	(6,540)
Wal-Mart Stores, Inc.	Call	January 2012	60	75	5,400	9,154
Wal-Mart Stores, Inc.	Call	January 2012	62.5	60	690	7,650
Walt Disney Co./The	Call	January 2012	50	77	—	9,470
Wells Fargo & Co.	Call	January 2012	30	110	1,540	26,490
NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$780,419

The following is a summary of Dividend Capture Fund’s written option activity for the year ended December 31, 2011:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2010	—	$—
Options written	1,480	310,302
Options expired	—	—
Options closed	(1,280)	(265,003)
Options exercised	(100)	(7,900)
Outstanding at 12/31/2011	100	$37,399

At December 31, 2011, Dividend Capture Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Colgate-Palmolive Co.	Call	January 2012	$92.5	100	$12,200	$25,199
NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$25,199

The following is a summary of Global Select Markets Fund written option activity for the year ended December 31, 2011:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2010	—	$—
Options written	2,240	310,930
Options expired	(410)	(66,094)
Options closed	(820)	(142,318)
Options exercised	(1,000)	(71,499)
Outstanding at 12/31/2011	10	$31,019

Annual Shareholder Report

At December 31, 2011, Global Select Markets had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Mastercard, Inc.	Put	January 2012	$325	10	$480	$30,539
NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$30,539

The following is a summary of Growth Fund’s written option activity for the year ended December 31, 2011:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2010	—	$—
Options written	1,761	217,095
Options expired	(715)	(148,468)
Options closed	—	—
Options exercised	(1,046)	(68,627)
Outstanding at 12/31/2011	—	$—

The following is a summary of Income Equity Fund’s written option activity for the year ended December 31, 2011:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2010	—	$—
Options written	3,105	175,187
Options expired	(2,280)	(146,287)
Options closed	(560)	(12,320)
Options exercised	(265)	(16,580)
Outstanding at 12/31/2011	—	$—

The following is a summary of New Economy Fund’s written option activity for the year ended December 31, 2011:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2010	849	$521,395
Options written	15,124	7,307,791
Options expired	(441)	(151,629)
Options closed	(14,948)	(7,381,333)
Options exercised	(584)	(296,224)
Outstanding at 12/31/2011	—	$—

The following is a summary of Real Strategies Fund’s written option activity for the year ended December 31, 2011:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2010	4,000	$837,870
Options written	14,855	3,250,906
Options expired	(8,320)	(1,357,571)
Options closed	(5,656)	(1,275,313)
Options exercised	(3,034)	(539,551)
Outstanding at 12/31/2011	1,845	$916,341

Annual Shareholder Report

Notes to Financial Statements (Continued)

At December 31, 2011, Real Strategies Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Agnico-Eagle Mines Ltd.	Put	January 2012	$42.5	240	$151,800	$(103,385)
Baker Hughes, Inc.	Put	January 2012	48	210	31,920	17,429
Fluor Corp.	Put	January 2012	52.5	175	49,000	36,781
IPATH S&P 500 VIX	Put	January 2012	60	450	110,250	247,958
Mosaic Co./The	Put	January 2012	50	180	34,920	42,838
SPDR Gold Trust	Put	January 2012	125	350	1,050	258,647
Transocean Ltd.	Put	January 2012	42.5	240	104,400	(67,267)
NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$433,001

The following is a summary of Situs Fund’s written option activity for the year ended December 31, 2011:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2010	—	$—
Options written	2,420	994,657
Options expired	(801)	(387,205)
Options closed	(200)	(95,408)
Options exercised	(1,419)	(512,044)
Outstanding at 12/31/2011	—	$—

The following tables provide a summary of the fair value of derivative instruments, not accounted for as hedging instruments as of December 31, 2011, and the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011.

The Fair Value of Derivative Instruments as of December 31, 2011:

	Asset Derivatives	Liability Derivatives
Primary Risk Exposure	Statements of Assets and Liabilities Location	Statements of Assets and Liabilities Location	Fund	Fair Value
Option Contracts		Options Written, at value	Disciplined Equity Fund	$500,229
			Dividend Capture Fund	12,200
			Global Select Markets Fund	480
			Real Strategies Fund	483,340

	Investments, at value		Disciplined Equity	1,939,100
			Global Select Markets	38,750
			Real Strategies Fund	77,025

The effect of Derivative Instruments on the Statements of Operations for the year ended December 31, 2011:

Derivatives not accounted for as hedging instruments under Statement 133	Location of Gain (Loss) on Derivatives Recognized in Income	Fund	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Option Contracts	Net Realized gain (loss) on option transactions/net change in unrealized appreciation/depreciation of investments and options	Disciplined Equity Fund Dividend Capture Fund Global Select Markets Fund Growth Fund Income Equity Fund New Economy Fund Real Strategies Fund Situs Fund	$(589,268 161,582 124,972 148,468 10,207 (2,740,207 1,087,512 402,594	) )	$(1,346,371 25,199 40,209 — — 630,298 302,516 —)

Annual Shareholder Report

The notional value of the written options contracts outstanding at December 31, 2011 and the month-end average notional amount for the fiscal period ended December 31, 2011 are detailed in the table below:

Portfolio	Average Month-End Notional Amount	December 31, 2011 Notional Amount
Disciplined Equity Fund	$81,316,500	$98,292,750
Dividend Capture Fund	1,310,577	925,000
Global Select Markets Fund	1,570,846	660,000
Growth Fund	935,885	—
Income Equity Fund	4,532,500	—
New Economy Fund	10,267,200	—
Real Strategies Fund	21,322,919	18,304,250
Situs Fund	4,832,769	—

Derivative positions open during the period and at period end are reflected for each Fund in the tables above. The volume of these positions relative to each Fund’s net assets at the close of the reporting period is generally higher than the volume of such positions at the beginning of the reporting period. The Funds value derivative instruments at fair value and recognize changes in fair value currently in the results on operations.

F.	Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds, based on the prior day’s closing price. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds retain all, or a portion of the interest received on investment of collateral, or receive a fee from the borrower. Collateral is marked-to-market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although the loan is fully collateralized, if a borrower defaults, a Fund could lose money. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered to be illiquid investments. Brown Brothers Harriman (“BBH”) serves as the sub-custodian for the securities lending. BBH retains a portion of the earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowers with respect to securities loans. As of December 31, 2011, the Funds did not have securities on loan.

G.	Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Trust’s Pricing Committee. At December 31, 2011, the Fixed Income Securities Fund held illiquid restricted securities representing 2.65% respectively, of net assets as listed below:

Issuer Description	Acquisition Date	Principal Amount	Cost	Value
Fixed Income Securities Fund:
Bank of Nova Scotia, 1.450%, 7/26/13	5/3/11	$5,000,000	$5,028,638	$5,057,885
Barrick International Bank Corp., 5.750%, 10/15/16	2/20/09	2,000,000	1,945,268	2,292,254
Canadian Imperial Bank of Commerce, 2.600%, 7/2/15	10/25/11	5,000,000	5,182,157	5,171,255
FIA Card Services NA, 7.125%, 11/15/12	6/20/06	3,000,000	3,032,620	3,041,895
Royal Bank of Canada, 3.125%, 4/14/15	5/3/11	5,000,000	5,158,438	5,246,095
Toronto-Dominion Bank/The, 2.200%, 7/29/15	6/29/11	3,000,000	3,053,520	3,071,865

Annual Shareholder Report

Notes to Financial Statements (Continued)

H.	Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

I.	Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for Tax-Free Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund, Fixed Income Securities Fund, Intermediate Government Income Fund, Ohio Tax-Free Fund and Short/Intermediate Fixed Income Securities Fund. Dividends from net investment income are declared and paid annually for Disciplined Equity Fund, Global Select Markets Fund, International Equity Fund, Macro 100 Fund, Mid Corp America Fund, New Economy Fund, Rotating Markets Fund, Situs Fund, Technical Opportunities Fund and Growth Allocation Fund. Dividends from net investment income are declared and paid quarterly for Growth Fund, Real Strategies Fund and Balanced Allocation Fund. Dividends from net investment income are declared and paid monthly for Dividend Capture Fund, Income Equity Fund, Mortgage Securities Fund and Conservative Allocation Fund.

Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are generally due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually.

Certain of the Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

J.	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses specific to a class are charged to that class.

Except for the daily dividend Funds, expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. For the daily dividend Funds, expenses not directly attributable to a Fund are allocated pursuant to the “settled shares method.” Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

K.	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Withholding taxes on foreign interest, dividends and capital gains with respect to the Funds have been provided for in accordance with each applicable country’s tax rules and rates.

As of December 31, 2011, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)*
Tax-Free Money Market Fund	$87,622,719	$—	$—	$—
Money Market Fund	393,586,326	—	—	—
Ohio Municipal Money Market Fund	137,309,016	—	—	—
U.S. Treasury Money Market Fund	274,944,789	—	(542)	(542)
Disciplined Equity Fund	67,802,874	7,168,137	(3,401,137)	3,767,000
Dividend Capture Fund	140,192,857	9,105,093	(5,010,730)	4,094,363
Global Select Markets Fund	43,159,503	2,354,155	(6,172,549)	(3,818,394)
Growth Fund	112,944,051	14,638,913	(3,824,467)	10,814,446
Income Equity Fund	111,720,455	11,158,093	(3,608,893)	7,549,200
International Equity Fund	251,674,828	42,040,955	(29,972,961)	12,067,994
Macro 100 Fund	49,134,091	6,572,114	(1,756,090)	4,816,024
Mid Corp America Fund	85,266,530	46,239,491	(2,641,693)	43,597,798
New Economy Fund	18,953,085	976,921	(1,880,297)	(903,376)
Real Strategies Fund	97,046,574	11,620,781	(13,454,366)	(1,833,585)
Rotating Markets Fund	30,944,053	7,046,016	(603,219)	6,442,797
Situs Fund	141,626,099	57,886,745	(10,627,787)	47,258,958
Technical Opportunities Fund	4,226,665	382,135	—	382,135
Fixed Income Securities Fund	276,794,502	20,369,260	(627,143)	19,742,117
Intermediate Government Income Fund	129,815,723	8,687,488	(6,960)	8,680,528
Mortgage Securities Fund	100,775,518	7,789,589	(127,490)	7,662,099
Ohio Tax-Free Fund	51,063,580	2,470,703	(23,665)	2,447,038
Short/Intermediate Fixed Income Securities Fund	219,609,083	4,762,446	(453,852)	4,308,594
Balanced Allocation Fund	26,240,593	1,825,927	(350,100)	1,475,827
Conservative Allocation Fund	14,860,382	781,655	(95,837)	685,818
Growth Allocation Fund	20,289,939	1,745,218	(393,777)	1,351,441

Annual Shareholder Report

Notes to Financial Statements (Continued)

*	The differences between the book-basis unrealized appreciation/(depreciation) are attributable primarily to: tax deferral of losses on wash sales, the tax treatment of Trust Preferred securities, hybrid securities and Grantor Trusts, differences related to partnership investments, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

The tax character of distributions paid during the fiscal year ended December 31, 2011, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital	Total Distributions Paid
Tax-Free Money Market Fund	$—	$—	$—	$8,164	$—	$8,164
Money Market Fund	42,252	—	42,252	—	—	42,252
Ohio Municipal Money Market Fund	—	—	—	16,680	—	16,680
U.S. Treasury Money Market Fund	41,200	—	41,200	—	—	41,200
Disciplined Equity Fund	287,998	—	287,998	—	—	287,998
Dividend Capture Fund	4,485,605	—	4,485,605	—	—	4,485,605
Global Select Markets Fund	187,427	601,459	788,886	—	—	788,886
Growth Fund	—	474,655	474,655	—	—	474,655
Income Equity Fund	3,865,956	—	3,865,956	—	—	3,865,956
International Equity Fund	3,228,205	—	3,228,205	—	—	3,228,205
Macro 100 Fund	160,290	—	160,290	—	—	160,290
Mid Corp America Fund	139,573	12,916,579	13,056,152	—	—	13,056,152
Real Strategies Fund	913,049	—	913,049	—	—	913,049
Rotating Markets Fund	101,065	—	101,065	—	—	101,065
Fixed Income Securities Fund	8,258,591	3,766,042	12,024,633	—	—	12,024,633
Intermediate Government Income Fund	3,409,107	74,875	3,483,982	—	—	3,483,982
Mortgage Securities Fund	3,283,353	—	3,283,353	—	—	3,283,353
Ohio Tax-Free Fund	6,641	365,596	372,237	1,066,669	—	1,438,906
Short/Intermediate Fixed Income Securities Fund	3,081,317	—	3,081,317	—	—	3,081,317
Balanced Allocation Fund	344,465	174,163	518,628	—	—	518,628
Conservative Allocation Fund	237,291	98,709	336,000	—	—	336,000
Growth Allocation Fund	181,796	222,914	404,710	—	—	404,710

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during the fiscal year ended December 31, 2010, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital	Total Distributions Paid
Tax-Free Money Market Fund	$—	$—	$—	$9,406	$—	$9,406
Money Market Fund	46,504	—	46,504	—	—	46,504
Ohio Municipal Money Market Fund	—	—	—	23,103	—	23,103
U.S. Treasury Money Market Fund	37,149	—	37,149	—	—	37,149
Dividend Capture Fund	2,924,965	—	2,924,965	—	—	2,924,965
Global Select Markets Fund	399,831	—	399,831	—	51,500	451,331
Growth Fund	397	—	397	—	—	397
Income Equity Fund	2,653,177	—	2,653,177	—	—	2,653,177
International Equity Fund	2,464,176	—	2,464,176	—		2,464,176
Macro 100 Fund	39,179	—	39,179	—	—	39,179
Mid Corp America Fund	62,512	4,705,238	4,767,750	—	—	4,767,750
Real Strategies Fund	464,942	—	464,942	—	—	464,942
Rotating Markets Fund	2,699	—	2,699	—	—	2,699
Technical Opportunities Fund	2,356	—	2,356	—	—	2,356
Fixed Income Securities Fund	8,093,924	253,105	8,347,029	—	—	8,347,029
Intermediate Government Income Fund	3,282,208	268,472	3,550,680	—	—	3,550,680
Mortgage Securities Fund	3,202,168	—	3,202,168	—	—	3,202,168
Ohio Tax-Free Fund	1,862	170,347	172,209	1,159,655	—	1,331,864
Short/Intermediate Fixed Income Securities Fund	3,414,557	—	3,414,557	—	—	3,414,557
Balanced Allocation Fund	265,841	3,592	269,433	—	—	269,433
Conservative Allocation Fund	259,033	10,807	269,840	—	—	269,840
Growth Allocation Fund	213,302	3,762	217,064	—	—	217,064

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

Annual Shareholder Report

Notes to Financial Statements (Continued)

As of December 31, 2011, the components of accumulated earnings (deficit) were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Tax-Free Money Market Fund	$—	$—	$—	$(133,431)	$—	$(133,431)
Money Market Fund	—	—	—	(16,464)	—	(16,464)
Ohio Municipal Money Market Fund	—	—	—	(293,907)	—	(293,907)
U.S. Treasury Money Market Fund	—	—	—	(479)	(542)	(1,021)
Disciplined Equity Fund	—	—	—	(3,185,414)	6,674,209	3,488,795
Dividend Capture Fund	—	—	—	(23,075,606)	4,119,562	(18,956,044)
Global Select Markets Fund	66,543	—	66,543	(308,170)	(3,790,921)	(4,032,548)
Growth Fund	274,078	1,967,581	2,241,659	—	10,814,446	13,056,105
Income Equity Fund	—	—	—	(14,322,722)	7,549,200	(6,773,522)
International Equity Fund	1,875,731	—	1,875,731	(14,670,815)	12,055,281	(739,803)
Macro 100 Fund	648	—	648	(6,267,854)	4,816,024	(1,451,182)
Mid Corp America Fund	5,876	5,655,674	5,661,550	—	43,597,798	49,259,348
New Economy Fund	—	—	—	(23,752,175)	(903,376)	(24,655,551)
Real Strategies Fund	68,452	—	68,452	(20,761,214)	(1,400,584)	(22,093,346)
Rotating Markets Fund	539,093	—	539,093	(3,654,675)	6,442,797	3,327,215
Situs Fund	—	193,748	193,748	(92,698)	47,258,698	47,359,748
Technical Opportunities Fund	—	—	—	(2,501,935)	382,135	(2,119,800)
Fixed Income Securities Fund	—	78,553	78,553	(27,327)	19,742,117	19,793,343
Intermediate Government Income Fund	132,506	15,140	147,646	(52,209)	8,680,528	8,775,965
Mortgage Securities Fund	—	—	—	(1,251,517)	7,662,096	6,410,579
Ohio Tax-Free Fund	—	79,772	79,772	(187)	2,447,038	2,526,623
Short/Intermediate Fixed Income Securities Fund	—	—	—	(1,214,105)	4,308,594	3,094,489
Balanced Allocation Fund	—	182,354	182,354	(2,276)	1,475,827	1,655,905
Conservative Allocation Fund	664	95,978	96,642	—	685,818	782,460
Growth Allocation Fund	1,537	147,781	149,318	—	1,351,441	1,500,759

The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. foreign currency gain/loss, paydowns, distributions and income received from pass through investments, and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales, straddles, and return of capital from investments.

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Funds’ following taxable year. For the tax year ended December 31, 2011 the Funds deferred post October capital and late year ordinary losses as follows:

Fund	Capital Losses	Late Year Ordinary Losses
Tax-Free Money Market Fund	$1,636	$—
Money Market Fund	1,304	—
Ohio Municipal Money Market Fund	8,906	—
U.S. Treasury Money Market Fund	407	—
Disciplined Equity Fund	2,160,038	—
Dividend Capture Fund	335,194	—
Global Select Markets Fund	308,170	—
Income Equity Fund	1,654,468	—
International Equity Fund	7,677,904	71,777
Macro 100 Fund	169,135	—
New Economy Fund	740,649	—
Real Strategies Fund	—	324,495
Situs Fund	—	92,698
Technical Opportunities Fund	101,299	—
Intermediate Government Income Fund	52,209	—
Mortgage Securities Fund	84,010	—

Annual Shareholder Report

Notes to Financial Statements (Continued)

As of December 31, 2011, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	Expiration Year
	2012	2013	2014	2015	2016	2017	2018
Tax-Free Money Market Fund	$1,529	$5,818	$4,861	$1,434	$60,543	$55,252	$—
Money Market Fund	3,032	7,224	921	106	—	—	—
Ohio Municipal Money Market Fund	463	25,291	7,739	12,350	—	193,762	14,231
Dividend Capture Fund	—	—	—	—	—	22,740,412	—
Income Equity Fund	—	—	—	—	—	12,592,260	—
International Equity Fund	—	—	—	—	—	3,099,895	3,821,239
Macro 100 Fund	—	—	—	—	4,408,602	826,640	859,291
New Economy Fund	—	—	—	—	1,153,018	21,858,508	—
Real Strategies Fund	—	—	—	—	1,193,027	15,813,875	2,136,294
Rotating Markets Fund	—	—	—	—	—	3,654,675	—
Technical Opportunities Fund	—	—	—	—	86,652	1,310,241	—
Mortgage Securities Fund	—	—	—	—	6,916	753,414	162,131
Short/Intermediate Fixed Income Securities Fund	—	—	—	85,680	850,465	277,960	—

During the year ended December 31, 2011, the Money Market Fund, Dividend Capture Fund, Global Select Markets Fund, Income Equity Fund, International Equity Fund, Macro 100 Fund, New Economy Fund, Rotating Markets Fund, Situs Fund and Short/Intermediate Fixed Income Securities Fund utilized $438,540, $8,269,247, $86,796, $5,728,971, $16,267,002, $2,384,685, $759,935, $629,341, $8,630,383 and $827,430, respectively, in capital loss carryforwards.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the provisions of the Modernization Act are as follows:

	Loss carryforward character
Fund	Short term	Long term
Tax-Free Money Market Fund	$2,358	$—
Money Market Fund	3,877	—
Ohio Municipal Money Market Fund	31,165	—
Disciplined Equity Fund	266,589	758,787
Real Strategies Fund	—	1,269,300
Technical Opportunities Fund	1,003,743	—
Mortgage Securities Fund	49,109	195,937

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

L.	New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective control for Repurchase Agreements” (“ASU 2011-03”). The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Annual Shareholder Report

(3)	Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee—Huntington Asset Advisors, Inc. (the “Advisor”), a subsidiary of The Huntington National Bank (“Huntington”), serves as the Funds’ investment advisor. The Advisor receives a fee for its services, computed daily and paid monthly, based on a percentage of each Fund’s average daily net assets on a tiered basis, according to the table below:

	Tiered Annual Rate:
Fund	Up to $500 million	On the next $500 million	In Excess of $1 billion
Tax-Free Money Market Fund	0.30%	0.25%	0.20%
Money Market	0.30%	0.25%	0.20%
Ohio Municipal Money Market Fund	0.30%	0.25%	0.20%
Dividend Capture Fund	0.75%	0.70%	0.65%
Global Select Markets Fund	1.00%	0.95%	0.90%
Growth Fund	0.60%	0.55%	0.50%
Income Equity Fund	0.60%	0.55%	0.50%
International Equity Fund	1.00%	0.95%	0.90%
Macro 100 Fund	0.75%	0.70%	0.65%
Mid Corp America Fund	0.75%	0.70%	0.65%
New Economy Fund	0.85%	0.80%	0.75%
Real Strategies Fund	0.75%	0.70%	0.65%
Rotating Markets Fund	0.50%	0.45%	0.40%
Situs Fund	0.75%	0.70%	0.65%
Technical Opportunities Fund	0.75%	0.70%	0.65%
Fixed Income Securities Fund	0.50%	0.45%	0.40%
Intermediate Government Income Fund	0.50%	0.45%	0.40%
Mortgage Securities Fund	0.50%	0.45%	0.40%
Ohio Tax-Free Fund	0.50%	0.45%	0.40%
Short/Intermediate Fixed Income Securities Fund	0.50%	0.45%	0.40%

The U.S. Treasury Money Market Fund pays the Advisor a fee of 0.20% of its average daily net assets, computed daily and paid monthly. Disciplined Equity Fund pays the Advisor a fee of 0.60% of the Fund’s average daily net assets, computed daily and paid monthly. Additionally, each of Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund pays the Advisor a fee of 0.10% of its average daily net assets, computed daily and paid monthly.

Huntington and the Advisor may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

Tax-Free Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund and U.S. Treasury Money Market Fund were subject to a fee waiver and expense reimbursement agreement with the Advisor whereby the Advisor has agreed to waive fees or reimburse expenses in amounts necessary to maintain a minimum yield of 0.01% and in which the Money Market Funds have agreed to repay amounts that were waived or reimbursed by the Adviser for a period up to three years after such waiver or reimbursement was made to the extent that such repayments would not cause the yield of a class to decrease below 0.01%. Effective September 26, 2011, the Advisor has agreed to waive fees or reimburse expenses for the U.S. Treasury Money Market Fund in amounts necessary to maintain a minimum yield of 0.00%.

The Advisor has agreed to contractually waive all or a portion of its investment advisory fee for Disciplined Equity Fund (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses to not more than 1.20% and 1.45% of Trust Shares and Class A Shares, respectively, through April 30, 2012. The Advisor has agreed to contractually waive all or a portion of its investment advisory fee for Global Select Markets Fund (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses to not more than 1.90% and 2.15% of Trust Shares and Class A Shares, respectively, through April 30, 2012. The Advisor has agreed to contractually waive all or a portion of its investment advisory fee for Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund in order to limit the total direct net annual operating expenses and acquired (underlying) fund operating expenses to not more than 1.90% of the average daily net assets of each of Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund through April 30, 2012. Amounts waived or reimbursed for the Funds mentioned above in the contractual period may be recouped by the Advisor within three years of the waiver and/or reimbursement.

Annual Shareholder Report

Notes to Financial Statements (Continued)

As of December 31, 2011, the following amounts have been waived or reimbursed by the Adviser and are subject to repayment by the respective Fund:

Fund	Amount Waived or Reimbursed	Expiring Beginning December 31,
Tax-Free Money Market Fund	$158,548	2012
	474,740	2013
	538,831	2014
Money Market Fund	1,526,152	2012
	2,696,185	2013
	2,629,761	2014
Ohio Municipal Money Market Fund	506,451	2012
	1,357,243	2013
	1,218,010	2014
U.S. Treasury Money Market Fund	1,437,890	2012
	2,375,535	2013
	2,637,763	2014
Disciplined Equity Fund	32,303	2014
Global Select Markets Fund	49,658	2013
Balanced Allocation Fund	10,920	2012
	28,952	2013
	37,593	2014
Conservative Allocation Fund	6,278	2012
	11,431	2013
	15,227	2014
Growth Allocation Fund	15,562	2012
	40,912	2013
	41,180	2014

Investment Sub-Advisor Fee—Haberer Registered Investment Advisor, Inc. (“Haberer”) serves as the Disciplined Equity Fund’s sub-advisor. The Advisor pays Haberer a fee for its services. Neither the Trust nor the Disciplined Equity Fund is liable for payment of this fee.

Consulting Fee—Laffer Investments, Inc. acts as a consultant (“the Consultant”) to the Advisor for Macro 100 Fund. The Advisor pays the Consultant a fee for its services. Neither the Trust nor the Macro 100 Fund is liable for payment of this fee.

Administrative and Financial Administration Fees—Huntington is the Administrator to the Trust, and Huntington Asset Services, Inc. (“HASI”), an affiliate of Huntington, is the Sub-Administrator. As Administrator, Huntington provides the Funds with certain administrative services. As Sub-Administrator, HASI provides the Funds with certain administrative personnel, and generally assists with the provision of administrative services necessary to operate the Funds. The Administrator pays the Sub-Administrator a fee for the services it provides to the Trust. Huntington also provides portfolio accounting services to the Funds. Huntington has sub-contracted certain fund accounting services to HASI. HASI is paid directly by Huntington, not the Funds, for these services. The fees paid for administrative and sub-administrative services are based on the level of average net assets of each Fund for the period, subject to minimum fees in certain circumstances.

Maximum Administrative Fee	Average Daily Net Assets of the Trust
0.1822%	On the first $4 billion
0.1650%	On the next $2 billion
0.1575%	On the next $2 billion
0.1450%	On assets in excess of $8 billion

There is no minimum annual fee per fund or class of shares.

Distribution and Shareholder Services Fees—The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Funds will compensate qualified intermediaries for distribution services in connection with Class A Shares not to exceed 0.25% of the daily net assets of each Fund’s Class A Shares. Trust Shares are not subject to Rule 12b-1 fees. Class A Shares and Trust Shares are also subject to a shareholder services fee not to exceed 0.25% of the daily net assets of such shares. For the year ended December 31, 2011, Huntington and its affiliates received $5,373,201 in shareholder service fees. For the fiscal year ended December 31, 2011, Unified Financial Securities, Inc., the Funds’ distributor, received underwriter commissions of $105,652 earned on sales of Class A Shares. For the year ended December 31, 2011, the Funds paid $1,544,972 to affiliated broker-dealers of the Funds.

Transfer and Dividend Disbursing Agent Fees and Expense—HASI is the transfer and dividend disbursing agent for the Funds. For its services, HASI receives a yearly fixed amount per shareholder account, subject to a yearly minimum fee of $12,000 for each of the Funds. HASI is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Custodian Fees—Huntington serves as custodian for each of the Funds. Brown Brothers Harriman serves as sub-custodian for each Fund’s foreign assets. Huntington and Brown Brothers Harriman receive fees based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

Compliance Services—The Trust has contracted with Huntington to provide a Chief Compliance Officer to the Trust, for which it pays Huntington $131,250 annually.

General—Certain officers of the Trust are Officers, Directors and/or Trustees of the above companies.

Trustees and Officers affiliated with the Advisor are not compensated by the Trust for their services. Each Trustee who is not an “interested person” of the Trust, as such term is defined in the 1940 Act, receives a $25,000 annual retainer plus $2,500 per regular Board meeting. The Independent Chairman of the Board receives a $40,000 annual retainer plus $2,500 per Board meeting. The Board or a Committee may establish ad hoc committees or sub-committees.

Annual Shareholder Report

Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value added to the Fund. In addition, the Fund reimburses Trustees who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings. For the fiscal year ended December 31, 2011, actual Trustee compensation was $285,750 in aggregate from the Trust.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in a certain affiliated money market fund which is managed by the Advisor. Income distributions earned from investments in this fund are recorded as income from affiliates in the accompanying financial statements.

A summary of each Fund’s investment in such affiliated money market fund (Huntington Money Market Fund) is set forth below:

Fund	12/31/10 Market Value	Purchases	Sales	12/31/11 Market Value	Income
Disciplined Equity Fund	$—	$24,007,725	$(18,687,034)	$5,320,691	$239
Dividend Capture Fund	1,122,914	58,231,540	(57,686,178)	1,668,276	354
Global Select Markets Fund	716,504	33,049,067	(33,749,710)	15,861	105
Growth Fund	6,700,122	73,063,380	(72,760,465)	7,003,037	256
Income Equity Fund	3,214,284	23,251,760	(24,507,103)	1,958,941	189
International Equity Fund	8,803,071	81,719,853	(81,920,189)	8,602,735	1,390
Macro 100 Fund	2,108,417	17,560,916	(15,493,933)	4,175,400	416
Mid Corp America Fund	1,913,483	43,742,807	(42,071,630)	3,584,660	682
New Economy Fund	1,609,241	97,913,279	(96,832,674)	2,689,846	423
Real Strategies Fund	101,452	46,617,568	(45,102,690)	1,616,330	596
Rotating Markets Fund	183,730	7,461,668	(7,150,869)	494,529	63
Situs Fund	28	52,751,198	(49,893,059)	2,858,167	775
Technical Opportunities Fund	675,043	4,724,641	(3,618,094)	1,781,590	92
Fixed Income Securities Fund	1,571,742	98,712,879	(90,048,277)	10,236,344	394
Intermediate Government Income Fund	1,783,867	42,626,631	(42,476,982)	1,933,516	361
Mortgage Securities Fund	2,668,401	35,554,024	(34,049,536)	4,172,889	365
Short/Intermediate Fixed Income Securities Fund	4,188,774	72,417,479	(75,814,998)	791,255	350

Additionally, Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund invest in other Funds within the Trust. A summary of these investments in affiliated funds is set forth below:

Balanced Allocation Fund	12/31/10 Market Value	Purchases	Sales	12/31/11 Market Value	Income
Money Market Fund	$749,149	$4,703,311	$5,059,557	$392,902	$64
Dividend Capture Fund	1,165,338	360,008	388,219	1,180,570	41,325
Global Select Markets Fund	—	702,683	50,413	579,943	2,769
Growth Fund	2,093,366	1,709,380	203,823	3,469,274	—
Income Equity Fund	2,160,184	1,219,349	214,509	3,231,359	99,416
International Equity Fund	3,133,325	738,926	1,073,564	2,501,390	30,372
Macro 100 Fund	2,181,473	1,337,650	360,629	3,085,349	9,329
Mid Corp America Fund	1,126,908	519,859	520,178	1,127,411	1,238
New Economy Fund	844,626	362,385	235,254	820,805	—
Situs Fund	2,004,678	718,414	723,205	1,984,456	—
Fixed Income Securities Fund	4,147,173	1,131,841	1,177,351	4,252,688	125,263
Intermediate Government Income Fund	1,933,254	508,001	507,727	1,985,449	53,033
Mortgage Securities Fund	1,101,642	280,772	267,247	1,137,097	36,262
Short/Intermediate Fixed Income Securities Fund	1,926,180	485,496	459,101	1,967,727	27,924

Annual Shareholder Report

Notes to Financial Statements (Continued)

Conservative Allocation Fund	12/31/10 Market Value	Purchases	Sales	12/31/11 Market Value	Income
Money Market Fund	$637,641	$2,600,816	$3,072,371	$166,086	$34
Dividend Capture Fund	231,157	89,357	81,194	248,290	8,306
Global Select Markets Fund	—	150,225	12,185	122,014	585
Growth Fund	414,890	404,587	67,644	730,551	—
Income Equity Fund	428,107	311,239	74,994	679,101	20,091
International Equity Fund	620,425	215,451	248,180	525,195	6,401
Macro 100 Fund	432,293	344,699	116,120	648,927	1,969
Mid Corp America Fund	223,074	124,582	110,758	237,016	261
New Economy Fund	167,208	84,230	47,700	172,852	—
Situs Fund	397,378	172,359	149,834	417,503	—
Fixed Income Securities Fund	5,125,522	752,518	770,490	5,279,315	151,541
Intermediate Government Income Fund	2,388,604	316,098	297,748	2,464,781	63,994
Mortgage Securities Fund	1,362,587	183,984	159,450	1,411,773	43,963
Short/Intermediate Fixed Income Securities Fund	2,379,626	294,123	246,106	2,442,796	33,710

Growth Allocation Fund	12/31/10 Market Value	Purchases	Sales	12/31/11 Market Value	Income
Money Market Fund	$576,965	$3,297,531	$3,631,761	$242,736	$52
Dividend Capture Fund	1,207,081	371,820	402,913	1,215,602	42,545
Global Select Markets Fund	—	731,608	58,813	596,904	2,859
Growth Fund	2,169,260	1,730,195	177,829	3,571,521	—
Income Equity Fund	2,238,576	1,167,245	129,684	3,326,710	102,290
International Equity Fund	3,250,323	669,610	1,028,495	2,573,980	31,353
Macro 100 Fund	2,262,629	1,252,675	248,414	3,176,372	9,633
Mid Corp America Fund	1,166,583	499,942	499,920	1,160,455	1,278
New Economy Fund	875,746	360,789	232,595	845,332	—
Situs Fund	2,079,110	674,419	683,643	2,042,634	—
Fixed Income Securities Fund	1,482,045	448,624	666,488	1,315,105	41,591
Intermediate Government Income Fund	691,331	204,832	299,823	613,972	17,673
Mortgage Securities Fund	393,913	112,362	162,346	351,592	11,939
Short/Intermediate Fixed Income Securities Fund	688,840	197,498	283,758	608,465	9,341

(4)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Real Strategies Fund’s holdings in the securities of such issuers is set forth below:

	12/31/10 Market Value	Purchases	Sales	12/31/11 Market Value	Income
Discount Retail Portfolio II DST	$—	$950,000	$—	$958,307	$—
New York Power DST	—	950,000	—	949,088	18,980
Scotts Gahanna LLC*	—	1,344,000	—	1,428,252	—

*	Controlled affiliate in which the Real Strategies Fund owns 25% or more of the outstanding voting securities.

Annual Shareholder Report

Notes to Financial Statements (Continued)

(5)	Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund Structure

Balanced Allocation Fund, Conservative Allocation Fund and Growth Allocation Fund (“Investing Funds”), in accordance with their prospectus, seek to achieve their investment objectives by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Investing Funds incur expenses of both the Investing Funds and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(6)	Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2011, were as follows:

Fund	Purchases	Sales
Disciplined Equity	$60,361,477	$1,472,528
Dividend Capture Fund	209,971,944	188,193,988
Global Select Markets Fund	54,377,228	47,998,278
Growth Fund	177,047,145	183,122,371
Income Equity Fund	228,991,777	218,940,233
International Equity Fund	110,997,168	111,329,561
Macro 100 Fund	48,882,252	41,252,014
Mid Corp America Fund	35,118,714	52,929,786
New Economy Fund	113,664,342	147,238,427
Real Strategies Fund	69,628,101	56,814,021
Rotating Markets Fund	798,666	4,951,650
Situs Fund	36,552,151	47,213,503
Technical Opportunities Fund	21,249,696	27,325,024
Fixed Income Securities Fund	98,137,701	108,330,082
Intermediate Government Income Fund	42,561,423	26,860,839
Mortgage Securities Fund	26,323,165	21,714,840
Ohio Tax-Free Fund	14,236,693	16,065,774
Short/Intermediate Fixed Income Securities Fund	90,196,928	68,371,913
Balanced Allocation Fund	10,074,764	5,998,880
Conservative Allocation Fund	3,443,452	2,286,459
Growth Allocation Fund	8,421,619	4,726,942

Purchases and sales of long-term U.S. government securities, for the year ended December 31, 2011, were as follows:

Fund	Purchases	Sales
Fixed Income Securities Fund	$24,109,368	$81,713,427
Intermediate Government Income Fund	42,561,423	26,860,839
Mortgage Securities Fund	25,616,391	20,262,418
Short/Intermediate Fixed Income Securities Fund	37,672,332	34,980,380

(7)	Concentration of Credit Risk

Since each of Ohio Municipal Money Market Fund and Ohio Tax-Free Fund invest a substantial portion of their assets in issuers located in the state of Ohio, they will be more susceptible to factors adversely affecting issuers of Ohio than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2011, the securities in the portfolio of investments are backed by letters of credit or bond insurance from various financial institutions and financial guaranty assurance agencies, as indicated on each Fund’s Portfolio of Investments.

(8)	Foreign Investment Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, imposed capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts, and financial reporting standards or regulatory requirements may not be comparable to those applicable to U.S. companies.

(9)	Line of Credit

The Trust participates in a short-term credit agreement (“Line of Credit”) with Citibank, N.A. (“Citi”). Under the terms of the agreement, which became effective December 29, 2011, the Trust may borrow up to $20 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citi receives an annual facility fee of 0.10% on $20 million for providing the Line of Credit. For the fiscal year ended December 31, 2011, the Trust did not borrow from the Line of Credit and no fees were paid to Citi.

(10)	Other Tax Information (unaudited)

For the year ended December 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

Annual Shareholder Report

For the year ended December 31, 2011, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Disciplined Equity Fund	100%
Dividend Capture Fund	76%
Global Select Markets Fund	100%
Income Equity Fund	84%
International Equity Fund	100%
Macro 100 Fund	100%
Mid Corp America Fund	100%
Real Strategies Fund	100%
Rotating Markets Fund	100%
Mortgage Securities Fund	4%
Balanced Allocation Fund	45%
Conservative Allocation Fund	13%
Growth Allocation Fund	82%

For the taxable year ended December 31, 2011, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Disciplined Equity Fund	100%
Dividend Capture Fund	77%
Global Select Markets Fund	100%
Income Equity Fund	90%
International Equity Fund	100%
Macro 100 Fund	100%
Mid Corp America Fund	100%
Real Strategies Fund	100%
Rotating Markets Fund	100%
Mortgage Securities Fund	4%
Balanced Allocation Fund	47%
Conservative Allocation Fund	13%
Growth Allocation Fund	85%

For the year ended December 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following Funds designated the following percentage of ordinary dividends paid as qualified interest income distribution:

Fund	Qualified Interest Income
Money Market Fund	100%
U. S. Treasury Money Market Fund	100%
Fixed Income Securities Fund	99%
Intermediate Government Income Fund	98%
Mortgage Securities Fund	100%
Short/Intermediate Fixed Income Securities Fund	100%
Balanced Allocation Fund	56%
Conservative Allocation Fund	88%
Growth Allocation Fund	30%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Fund	Long Term Capital Gains Paid Amount
Global Select Markets Fund	$601,459
Growth Fund	474,655
Mid Corp America Fund	12,916,578
Fixed Income Securities Fund	3,766,042
Intermediate Government Income Fund	75,240
Ohio Tax-Free Fund	365,596
Balanced Allocation Fund	174,163
Conservative Allocation Fund	98,709
Growth Allocation Fund	222,914

The Funds designated the following amounts as short term capital gain distributions:

Fund	Short Term Capital Gains Paid Amount
U.S. Treasury Money Market Fund	$11,517
Mid Corp America Fund	41,918
Fixed Income Securities Fund	496,238
Intermediate Government Income Fund	176,998
Balanced Allocation Fund	95,691
Conservative Allocation Fund	18,132
Growth Allocation Fund	49,341

The International Equity Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2011 are as follows:

Fund	Foreign Source Income	Foreign Tax Expense
Global Select Markets Fund	0.17	0.03
International Equity Fund	0.31	0.03

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2011. These shareholders will receive more detailed information along with the 2011, Form 1099 DIV.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of The Huntington Funds:

We have audited the accompanying statement of assets and liabilities of the Huntington Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Disciplined Equity Fund, Huntington Dividend Capture Fund, Huntington Global Select Markets Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington International Equity Fund, Huntington Macro 100 Fund, Huntington Mid Corp America Fund, Huntington New Economy Fund, Huntington Real Strategies Fund, Huntington Rotating Markets Fund, Huntington Situs Fund, Huntington Technical Opportunities Fund, Huntington Fixed Income Securities Fund, Huntington Intermediate Government Income Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington Balanced Allocation Fund, Huntington Conservative Allocation Fund, and Huntington Growth Allocation Fund (twenty-five of the portfolios constituting The Huntington Funds, collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2011 and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of The Huntington Funds identified above at December 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

February 24, 2012

Annual Shareholder Report

Board of Trustees and Trust Officers

The following tables give information about the Independent Trustees (Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act), Interested Trustees (Trustees who are “interested persons” of the Trust, as defined in the 1940 Act) and the senior officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Unless otherwise noted, the business address of each person listed below is c/o The Huntington Funds, 2960 North Meridian Street, Suite 300, Attention: Huntington Trust Officer, Indianapolis, IN 46208. Unless otherwise noted, each officer is elected annually. The Huntington Funds consists of 38 portfolios. Each Trustee serves as Trustee for all portfolios of The Huntington Funds. The Funds’ Statement of Additional Information includes additional information about The Huntington Funds’ Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

Interested Trustees’ Background

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Previous Position(s) and Other Directorships Held
B. Randolph Bateman* Age: 62 TRUSTEE Began Serving: February 2008

Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (May 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

Thomas J. Westerfield** Age: 56 TRUSTEE Began serving: January 2001

Principal Occupation: Of Counsel, Dinsmore & Shohl LLP (law firm) (August 2005 to present).

Previous Position: Of Counsel, Cors & Bassett LLC (law firm) (1993 – 2005).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

*	B. Randolph Bateman has been deemed an Interested Trustee due to the positions he holds with The Huntington National Bank and its affiliates.
**	Thomas J. Westerfield may be deemed an Interested Trustee due to the position he holds with Dinsmore & Shohl LLP, which has provided legal services to Huntington.

Independent Trustees’ Background

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Previous Position(s) and Other Directorships Held
David S. Schoedinger* Age: 69 CHAIRMAN OF THE BOARD and TRUSTEE Began serving: May 1990

Principal Occupation: Chairman of the Board and Funeral Director, Schoedinger Funeral Service (1965 to present); CEO, Schoedinger Financial Services, Inc. (1987 to present).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

Tadd C. Seitz Age: 70 TRUSTEE Began serving: June 2006

Principal Occupation: Retired (July 1996-present); Board advisor and private investor (July 1996-present).

Previous Positions: Chairman and Chief Executive Officer, The Scotts-Miracle Gro Company (June 1983-June 1996); Chief Operating Officer The Scotts Company (1982-1983); General Manager W. Atlee Burpee Company (1980-1982).

Other Directorships Held: Board Member, The Huntington Strategy Shares; West Point Products, Shade Tree Systems and Cold Jet (both private companies) and Chairman of Central Benefits, a mutual insurance company.

Mark D. Shary Age: 51 TRUSTEE Began serving: June 2006

Principal Occupations: Private investor (2007 to present).

Previous Position: Chief Executive Officer and President, BestTransport.com, Inc. (2003 to 2007); President, Bostech Corporation (2000 to 2002).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

William H. Zimmer, III Age: 58 TRUSTEE Began Serving: December 2006

Principal Occupation: Chief Executive Officer, Cintel Federal Credit Union (January 2011 to Present).

Previous Positions: Consultant, WHZIII, LLC (March 2009 to December 2010): Assistant Treasurer, Dana Holding Corp. (September 2006 to February 2009) (manufacturing); Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to March 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

*	David S. Schoedinger became Chairman of the Funds on April 30, 2003.

Annual Shareholder Report

Board of Trustees and Trust Officers (Continued)

Officers

Name Age Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Positions
B. Randolph Bateman Age: 62 PRESIDENT Began Serving: September 2005

Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (May 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

R. Jeffrey Young Age: 47 CHIEF EXECUTIVE OFFICER Began Serving: February 2010

Principal Occupations: Senior Vice President, HASI (formerly, Unified Fund Services, Inc.) (January 2010 to present); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present); President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to present); Chief Executive Officer, The Huntington Strategy Shares (November 2010 to present).

Previous Positions: Independent Chair, Valued Advisers Trust (August 2008-January 2010); Managing Director, Chief Operating Officer, WealthStone (2007 to 2009); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

Matthew J. Miller Age: 35 VICE PRESIDENT Began Serving: February 2010

Principal Occupations: Vice President, Relationship Management, HASI (formerly, Unified Fund Services, Inc.) (2008 to present).

Previous Position: Vice President, Transfer Agency Operations, HASI (formerly, Unified Fund Services, Inc.) (2002 to 2008).

David R. Carson Age: 53 CHIEF COMPLIANCE OFFICER and ANTI-MONEY LAUNDERING OFFICER Began Serving: September 2005

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer of the Huntington Funds (September 2005 to present) and The Huntington Strategy Shares (November 2010 to present).

Previous Positions: Treasurer and Assistant Treasurer of The Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Capital Group Marketing Manager, The Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

Robert W. Silva Age: 45 TREASURER Began Serving: November 2010

Principal Occupation: Senior Vice President, Financial Administration, HASI; Treasurer, Dreman Contrarian Funds (March 2011 – present); Chief Financial Officer and Treasurer, Unified Series Trust (June 2011 to present); Chief Financial Officer and Treasurer, The Huntington Strategy Shares (November 2010 to present).

Previous Positions: Senior Vice President, Citi Fund Services Ohio, Inc., (September 2007 to September 2010); Assistant Vice President, Citizens Advisers, Inc., (May 2002 to August 2007).

John C. Swhear Age: 51 SECRETARY Began Serving: April 2010

Principal Occupations: Chief Compliance Officer of Valued Advisers Trust (August 2008 to present); Acting Chief Executive Officer, Dreman Contrarian Funds (February 2008 to March 2010); Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor (May 2007 to present); Vice President of Legal, Compliance & Risk for HASI (formerly, Unified Fund Services, Inc.) (April 2007 to present); Vice President, Dreman Contrarian Funds (September 2007 to March 2010); Senior Vice President, Unified Series Trust (May 2007 to present).

Previous Positions: Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Chief Counsel, OneAmerica Securities Inc. (February 2007 to April 2007); Associate General Counsel (April 2003 to April 2007); Investment Adviser Chief Compliance Officer (June 2004 to April 2007); Chief Compliance Officer of OneAmerica Funds, Inc. (June 2004 to April 2007). President, Dreman Contrarian Funds (March 2010 to March 2011).

Annual Shareholder Report

Investment Contract Review Disclosure

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS FOR THE

HUNTINGTON FUNDS (the “Funds”)

The Board of Trustees is responsible for determining whether to approve the Funds’ investment advisory agreements. At a meeting held on August 11, 2011, the Board, including a majority of the independent Trustees, approved the investment advisory agreements between Huntington Asset Advisors, Inc. (the “Advisor”) and the Funds (the “Advisory Agreements”). Pursuant to the Advisory Agreements between the Advisor and the Funds, the Advisor provides advisory services to the Funds.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each of the Advisory Agreements, the Board, including a majority of the independent Trustees, considered many factors, the most significant of which were: (1) the nature of the services provided to the Funds by the Advisor in relation to the advisory fees; (2) the individual performance of the Funds; (3) the Advisor’s costs and the profits realized through providing the Funds with advisory services; (4) whether the Advisor has realized or may realize economies of scale in providing services to the Funds and if these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory Fees—In considering the nature, extent and quality of the services provided by the Advisor, the Board reviewed information relating to the Advisor’s operations and personnel. Among other things, the Advisor provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff on a fund-by-fund basis, and financial information. The Trustees also took into account the financial condition of the Advisor with respect to its ability to provide the services required under the Advisory Agreements. The Board determined that the nature, extent and quality of the services provided by the Advisor, in relation to the advisory fees, were acceptable.

Individual Performance of the Funds—The Board reviewed the Funds’ short-term and long-term performance records and the Advisor’s management styles in relation to comparable funds and appropriate benchmarks. The Board noted that the Board reviews on a quarterly basis detailed information about the Funds’ performance. The Board also reviewed various comparative data for each of the Funds provided to them in connection with their consideration of the renewal of the Advisory Agreements, including, among other information, each Fund’s performance compared to similar funds based on information provided by Lipper Inc. (“Lipper”) for the one- and three-year periods, as applicable, ending June 30, 2011.

Advisor’s Costs and the Profits Realized Through Providing the Funds With Advisory Services—In considering the reasonableness of the advisory fees, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing each of the Funds individually, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Funds. The Board also took into consideration the Advisor’s agreement with the Trust with respect to the Huntington Growth Allocation Fund, the Huntington Balanced Allocation Fund and the Huntington Conservative Allocation Fund (the “Allocation Funds”), whereby the Advisor agreed to waive all or a portion of its advisory fee in order to limit each Allocation Fund’s total annual fund operating expenses for the period ending April 30, 2012. In addition, the Board considered the Advisor’s agreement with the four money market funds, whereby the Advisor agreed to waive all or a portion of its investment advisory fee and/or reimburse certain operating expenses of each money market fund to the extent necessary to ensure that each money market fund maintains a positive yield of at least 0.01%.

Economies of Scale in Providing Services to the Funds and Whether These Economies Are Shared With the Funds—The Board also considered the effect of the Funds’ growth and size on their performance and fees. The Board noted that, with the exception of the Allocation Funds and the Huntington U.S. Treasury Money Market Fund, all of the Funds’ Advisory Agreements reflect the implementation of investment advisory fee breakpoints for the Funds. The Board further noted that the administration fee charged to all of the Funds included fee breakpoints, which allowed the Funds to realize economies of scale as the assets of the Funds increased over time.

Annual Shareholder Report

Comparison of the Fees and Performance of Comparable Funds—With respect to the Funds’ performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board used peer group information provided by Morningstar, Inc. with respect to its comparable fee analysis for the Funds’ Trust Shares. The Board considered performance information based on the performance of the Funds’ Trust Shares, and considered the performance of Class A Shares for those Funds that did not offer Trust Shares. The Board also received information concerning fees charged by the Advisor to other accounts, but did not consider that information to be as relevant in light of the differences in services provided.

Other Considerations—The Board also requests and receives substantial and detailed information about the Funds and the Advisor on a regular basis. The Advisor provides much of this information at each regular meeting of the Board and furnishes additional reports in connection with the Board’s formal review of the Advisory Agreements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory Agreements is informed by reports covering such matters as: the Advisor’s investment philosophy, personnel, and processes; operating strategies; the Funds’ short- and long term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance. The Board also considered reports concerning the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Advisor and its affiliates; compliance and audit reports concerning the Funds (including communications from regulatory agencies), as well as the Advisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Funds and the Advisor are responding to them. In the course of their deliberations regarding the Advisory Agreements, the Board also evaluated, among other things, the Advisor’s ability to supervise each of the Fund’s other service providers and its compliance program.

The Board based its decision to approve the Advisory Agreements on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to each of the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory Agreements reflects its determination that the Advisor’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. In each case, the Board concluded that the Funds’ performance was acceptable and that the Funds’ advisory and total fees were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates.

Huntington Dividend Capture Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark for the three- and ten-year periods ended June 30, 2011, but underperformed its benchmark for the one- and five-year periods ended the same date. The Fund outperformed its Lipper peer group for the three-year period ended June 30, 2011, but underperformed its Lipper peer group for the one-year period ended the same date. The Board also noted that the Fund’s combined net advisory fee and gross administrative fee, and the total expenses were above the median of its peer group.

Huntington Fixed Income Securities Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one-, three-, five- and ten-year periods ended June 30, 2011. The Fund underperformed its Lipper peer group for the one- and

Annual Shareholder Report

Investment Contract Review Disclosure (Continued)

three-year periods ended June 30, 2011. The Board also noted that the Fund’s combined net advisory fee, and gross administrative fee and the total expenses were above the median of its peer group.

Huntington Growth Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one-, three-, five- and ten-year periods ended June 30, 2011. The Fund underperformed its Lipper peer group for the one- and three-year periods ended June 30, 2011. The Board also noted that the Fund’s combined net advisory fee and gross administrative fee is above the median of its peer group, and total expenses are below the median of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Income Equity Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark for the one- and three-year periods ended June 30, 2011, but underperformed its benchmark for the five- and ten-year periods ended the same date. The Fund outperformed its Lipper peer group for the one- and three-year periods ended June 30, 2011. The Board also noted that the Fund’s combined net advisory fee and gross administrative fee is above the median of its peer group, and total expenses are below the median of its peer group.

Huntington Intermediate Government Income Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one-, three-, five- and ten-year periods ended June 30, 2011. The Fund outperformed its Lipper peer group for the one- and three-year periods ended June 30, 2011. The Board also noted that the Fund’s combined net advisory fee and gross administrative fee, and the total expenses are above the median of its peer group.

Huntington International Equity Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one- and three-year periods ended June 30, 2011, and outperformed its benchmark for the five- and ten-year periods ended the same date. The Fund underperformed its Lipper peer group for the one- and three-year periods ended June 30, 2011. The Board also noted that the Fund’s combined net advisory fee and gross administrative fee, and the total expenses were above the median of its peer group.

Huntington Macro 100 Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark for the three-year period ended June 30, 2011, and underperformed its benchmark for the one- and five-year periods ended the same date. The Fund underperformed its Lipper peer group for the one- year period ended June 30, 2011, and outperformed its Lipper peer group for the 3-year period ended the same date. The Board also noted that the Fund’s combined net advisory fee and gross administrative fee, and the total expenses were above the median of its peer group.

Huntington Mid Corp America Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one-, three-, five- and ten-year periods ended June 30, 2011. The Fund underperformed its Lipper peer group for the one- and three-year periods ended June 30, 2011. The Board also noted that the Fund’s combined net advisory fee and gross administrative fee, and the total expenses were above the median of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its Lipper peer group for the one- and three-year periods ended June 30, 2011. The Board took into consideration the Advisor’s agreement to

Annual Shareholder Report

waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined net advisory fee and gross administrative fee, and the total expenses were below the median of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Mortgage Securities Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark for the one-year period ended June 30, 2011, and underperformed its benchmark for the three-year period ended the same date. The Fund outperformed its Lipper peer group for the one-year period ended June 30, 2011, and underperformed its Lipper peer group for the three-year period ended the same date. The Board also noted that the Fund’s combined net advisory fee and gross administrative fee, and the total expenses were above the median of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington New Economy Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one-, three-, five- and ten-year periods ended June 30, 2011. The Fund underperformed it’s Lipper peer group for the one- and three-year periods ended June 30, 2011. The Board also noted that the Fund’s combined net advisory fee and gross administrative fee, and the total expenses were above the median of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Ohio Municipal Money Market Fund

Among other data considered, the Board noted that the Fund underperformed its Lipper peer group for the one- and three-year periods ended June 30, 2011. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined net advisory fee and gross administrative fee was above the median of its peer group, and the Fund’s total expenses were equal to the median of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Ohio Tax-Free Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one-, three-, five- and ten-year periods ended June 30, 2011. The Fund outperformed its Lipper peer group for the one- and three-year periods ended June 30, 2011. The Board also noted that the Fund’s combined net advisory fee and gross administrative fee, and the total expenses were above the median of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Real Strategies Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark for the one- and three-year periods ended June 30, 2011. The Fund outperformed its Lipper peer group for the one-year period ended June 30, 2011, but it underperformed its Lipper peer group for the three-year period ended the same date. The Board also noted that the Fund’s combined net advisory fee and gross administrative fee was above the median of its peer group. The Fund’s total expenses were below the median of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Rotating Markets Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one-, three- and five-year periods ended June 30, 2011, and outperformed its benchmark for the ten-year period ended the

Annual Shareholder Report

Investment Contract Review Disclosure (Continued)

same date. The Fund underperformed its Lipper peer group for the one- and three-year periods ended June 30, 2011. The Board also noted that the Fund’s combined net advisory fee and gross administrative fee, and the total expenses were below the median of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Short/Intermediate Fixed Income Securities Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one-, three- and five-year periods ended June 30, 2011. The Fund underperformed its Lipper peer group for the one- and three-year periods ended June 30, 2011. The Board also noted that the Fund’s combined net advisory fee and gross administrative fee, and the total expenses were above the median of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Situs Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark for the one- and five-year periods ended June 30, 2011, but underperformed its benchmark for the three-year period ended the same date. The Fund outperformed its Lipper peer group for the one-year period ended June 30, 2011, and underperformed its Lipper peer group for the three-year period ended the same date. The Board also noted that the Fund’s combined net advisory fee and gross administrative fee, and the total expenses were above the median of its peer group.

Huntington Technical Opportunities Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark and its Lipper peer group for the one-year and three-year periods ended June 30, 2011. The Board also noted that the Fund’s combined net advisory fee and gross administrative fee, and the total expenses were above the median of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington U.S. Treasury Money Market Fund

Among other data considered, the Board noted that the Fund performed at its Lipper peer group for the one-year period ended June 30, 2011. The Fund underperformed its Lipper peer group for the three year period ended June 30, 2011. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined net advisory fee and gross administrative fee, and the total expenses were below the median of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Tax-Free Money Market Fund

Among other data considered, the Board noted that the Fund performed at its Lipper peer group for the one-year period ended June 30, 2011. The Fund underperformed its Lipper peer group for the three year period ended June 30, 2011. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or reimburse operating expenses of the Fund and noted that the Fund’s combined net advisory fee and gross administrative fee, and the total expenses were above the median of its peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and management’s plans with respect to the Fund.

Huntington Balanced Allocation Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one-year period ended June 30, 2011. The Fund underperformed its Lipper peer group for the one-year period ended

Annual Shareholder Report

June 30, 2011. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee for the Fund and noted that the Fund’s combined net advisory fee and gross administrative fee, and the total expenses were below the median of its peer group.

Huntington Growth Allocation Fund

Among other data considered, the Board noted that the Fund underperformed its benchmark for the one-year period ended June 30, 2011. The Fund outperformed its Lipper peer group for the one-year period ended June 30, 2011. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee for the Fund and noted that the Fund’s combined net advisory fee, and the total expenses and gross administrative fee were below the median of its peer group.

Huntington Conservative Allocation Fund

Among other data considered, the Board noted that the Fund outperformed its benchmark for the one-year period ended June 30, 2011. The Fund underperformed its Lipper peer group for the one-year period ended June 30, 2011. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee for the Fund and noted that the Fund’s combined net advisory fee, and the total expenses and gross administrative fee were below the median of its peer group.

Annual Shareholder Report

Supplemental Information (Unaudited)

Shareholder Expense Examples

Fund Expenses—As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2011 to December 31, 2011.

Actual Expenses—The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value, July 1, 2011	Ending Account Value, December 31, 2011	Expenses Paid During Period(1)	Annualized Expense Ratio

Tax-Free Money Market Fund
Trust Shares	Actual	$1,000.00	$1,000.00	$1.16	0.23%
	Hypothetical (2)	$1,000.00	$1,024.05	$1.17	0.23%
Class A Shares	Actual	$1,000.00	$1,000.00	$1.16	0.23%
	Hypothetical (2)	$1,000.00	$1,024.05	$1.17	0.23%
Money Market Fund
Trust Shares	Actual	$1,000.00	$1,000.00	$1.01	0.20%
	Hypothetical (2)	$1,000.00	$1,024.20	$1.02	0.20%
Class A Shares	Actual	$1,000.00	$1,000.00	$1.03	0.20%
	Hypothetical (2)	$1,000.00	$1,024.17	$1.05	0.20%
Interfund	Actual	$1,000.00	$1,000.00	$1.03	0.20%
	Hypothetical (2)	$1,000.00	$1,024.17	$1.04	0.20%
Ohio Municipal Money Market Fund
Trust Shares	Actual	$1,000.00	$1,000.00	$1.17	0.23%
	Hypothetical (2)	$1,000.00	$1,024.04	$1.18	0.23%
Class A Shares	Actual	$1,000.00	$1,000.00	$1.15	0.23%
	Hypothetical (2)	$1,000.00	$1,024.06	$1.16	0.23%
U.S. Treasury Money Market Fund
Trust Shares	Actual	$1,000.00	$1,000.10	$0.18	0.04%
	Hypothetical (2)	$1,000.00	$1,025.03	$0.18	0.04%
Class A Shares	Actual	$1,000.00	$1,000.10	$0.18	0.04%
	Hypothetical (2)	$1,000.00	$1,025.03	$0.18	0.04%

Annual Shareholder Report

		Beginning Account Value, July 1, 2011	Ending Account Value, December 31, 2011	Expenses Paid During Period(1)	Annualized Expense Ratio
Disciplined Equity Fund
Trust Shares	Actual*	$1,000.00	$985.00	$4.99	1.20%
	Hypothetical (2)	$1,000.00	$1,019.16	$6.11	1.20%
Class A Shares	Actual*	$1,000.00	$982.70	$6.03	1.45%
	Hypothetical (2)	$1,000.00	$1,017.90	$7.37	1.45%
Dividend Capture Fund
Trust Shares	Actual	$1,000.00	$992.00	$6.88	1.37%
	Hypothetical (2)	$1,000.00	$1,018.30	$6.97	1.37%
Class A Shares	Actual	$1,000.00	$989.70	$8.13	1.62%
	Hypothetical (2)	$1,000.00	$1,017.04	$8.24	1.62%
Global Select Markets Fund
Trust Shares	Actual	$1,000.00	$813.40	$8.42	1.84%
	Hypothetical (2)	$1,000.00	$1,015.92	$9.36	1.84%
Class A Shares	Actual	$1,000.00	$812.80	$9.95	2.18%
	Hypothetical (2)	$1,000.00	$1,014.23	$11.05	2.18%
Growth Fund
Trust Shares	Actual	$1,000.00	$942.60	$5.82	1.19%
	Hypothetical (2)	$1,000.00	$1,019.21	$6.05	1.19%
Class A Shares	Actual	$1,000.00	$941.60	$7.05	1.44%
	Hypothetical (2)	$1,000.00	$1,017.95	$7.32	1.44%
Income Equity Fund
Trust Shares	Actual	$1,000.00	$978.40	$5.94	1.19%
	Hypothetical (2)	$1,000.00	$1,019.20	$6.06	1.19%
Class A Shares	Actual	$1,000.00	$976.70	$7.18	1.44%
	Hypothetical (2)	$1,000.00	$1,017.94	$7.33	1.44%
International Equity Fund
Trust Shares	Actual	$1,000.00	$850.60	$7.30	1.56%
	Hypothetical (2)	$1,000.00	$1,017.32	$7.95	1.56%
Class A Shares	Actual	$1,000.00	$849.10	$8.45	1.81%
	Hypothetical (2)	$1,000.00	$1,016.06	$9.22	1.81%
Macro 100 Fund
Trust Shares	Actual	$1,000.00	$948.20	$7.07	1.44%
	Hypothetical (2)	$1,000.00	$1,017.95	$7.32	1.44%
Class A Shares	Actual	$1,000.00	$946.60	$8.31	1.69%
	Hypothetical (2)	$1,000.00	$1,016.67	$8.61	1.69%
Mid Corp America Fund
Trust Shares	Actual	$1,000.00	$909.40	$6.45	1.34%
	Hypothetical (2)	$1,000.00	$1,018.45	$6.81	1.34%
Class A Shares	Actual	$1,000.00	$908.80	$7.65	1.59%
	Hypothetical (2)	$1,000.00	$1,017.19	$8.08	1.59%
New Economy Fund
Trust Shares	Actual	$1,000.00	$821.00	$7.29	1.59%
	Hypothetical (2)	$1,000.00	$1,017.20	$8.07	1.59%
Class A Shares	Actual	$1,000.00	$820.50	$8.44	1.84%
	Hypothetical (2)	$1,000.00	$1,015.93	$9.35	1.84%

Annual Shareholder Report

		Beginning Account Value, July 1, 2011	Ending Account Value, December 31, 2011	Expenses Paid During Period(1)	Annualized Expense Ratio
Real Strategies Fund
Trust Shares	Actual	$1,000.00	$882.60	$6.37	1.34%
	Hypothetical (2)	$1,000.00	$1,018.44	$6.83	1.34%
Class A Shares	Actual	$1,000.00	$881.40	$7.55	1.59%
	Hypothetical (2)	$1,000.00	$1,017.18	$8.09	1.59%
Rotating Markets Fund
Trust Shares	Actual	$1,000.00	$990.00	$6.00	1.20%
	Hypothetical (2)	$1,000.00	$1,019.17	$6.09	1.20%
Class A Shares	Actual	$1,000.00	$988.30	$7.25	1.45%
	Hypothetical (2)	$1,000.00	$1,017.91	$7.36	1.45%
Situs Fund
Trust Shares	Actual	$1,000.00	$906.30	$6.38	1.33%
	Hypothetical (2)	$1,000.00	$1,018.51	$6.76	1.33%
Class A Shares	Actual	$1,000.00	$905.00	$7.58	1.58%
	Hypothetical (2)	$1,000.00	$1,017.25	$8.02	1.58%
Technical Opportunites Fund
Trust Shares	Actual	$1,000.00	$856.60	$7.82	1.67%
	Hypothetical (2)	$1,000.00	$1,016.79	$8.49	1.67%
Class A Shares	Actual	$1,000.00	$855.60	$8.98	1.92%
	Hypothetical (2)	$1,000.00	$1,015.53	$9.75	1.92%
Fixed Income Securities Fund
Trust Shares	Actual	$1,000.00	$1,040.70	$5.37	1.04%
	Hypothetical (2)	$1,000.00	$1,019.94	$5.31	1.04%
Class A Shares	Actual	$1,000.00	$1,039.40	$6.63	1.29%
	Hypothetical (2)	$1,000.00	$1,018.70	$6.56	1.29%
Intermediate Government Income Fund
Trust Shares	Actual	$1,000.00	$1,033.00	$5.52	1.08%
	Hypothetical (2)	$1,000.00	$1,019.77	$5.49	1.08%
Class A Shares	Actual	$1,000.00	$1,030.80	$6.79	1.33%
	Hypothetical (2)	$1,000.00	$1,018.52	$6.75	1.33%
Mortgage Securities Fund
Trust Shares	Actual	$1,000.00	$1,021.10	$5.64	1.11%
	Hypothetical (2)	$1,000.00	$1,019.62	$5.64	1.11%
Class A Shares	Actual	$1,000.00	$1,019.70	$6.91	1.36%
	Hypothetical (2)	$1,000.00	$1,018.36	$6.91	1.36%
Ohio Tax-Free Fund
Trust Shares	Actual	$1,000.00	$1,045.70	$6.26	1.21%
	Hypothetical (2)	$1,000.00	$1,019.08	$6.18	1.21%
Class A Shares	Actual	$1,000.00	$1,044.40	$7.54	1.46%
	Hypothetical (2)	$1,000.00	$1,017.83	$7.44	1.46%
Short/Intermediate Fixed Income Securities Fund
Trust Shares	Actual	$1,000.00	$1,006.90	$5.36	1.06%
	Hypothetical (2)	$1,000.00	$1,019.86	$5.40	1.06%
Class A Shares	Actual	$1,000.00	$1,006.10	$6.62	1.31%
	Hypothetical (2)	$1,000.00	$1,018.60	$6.66	1.31%

Annual Shareholder Report

		Beginning Account Value, July 1, 2011	Ending Account Value, December 31, 2011	Expenses Paid During Period(1)	Annualized Expense Ratio
Balanced Allocation Fund
Class A Shares	Actual	$1,000.00	$960.80	$3.13	0.63%
	Hypothetical (2)	$1,000.00	$1,022.01	$3.23	0.63%
Conservative Allocation Fund
Class A Shares	Actual	$1,000.00	$1,000.40	$3.47	0.69%
	Hypothetical (2)	$1,000.00	$1,021.73	$3.51	0.69%
Growth Allocation Fund
Class A Shares	Actual	$1,000.00	$939.80	$2.92	0.60%
	Hypothetical (2)	$1,000.00	$1,022.20	$3.04	0.60%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ Adviser for the period beginning July 1, 2011 through December 31, 2011. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.
(2)	Hypothetical assumes 5% annual return before expenses.
*	Information show reflects values using the expense ratio for the period August 1, 2011 (date of commencement of operations) to December 31, 2011.

Annual Shareholder Report

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonfunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (call 1-202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonfunds.com by selecting “Form N-Q”.

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc., is the Administrator and Custodian of The Huntington Funds. Huntington Asset Services, Inc. serves as the Sub-Administrator and Sub-Fund Accountant and is affiliated with the Huntington National Bank. Additionally, Brown Brothers Harriman & Co. is the Sub-Custodian of certain of the Funds. Huntington Asset Advisors, Inc., a subsidiary of the Huntington National Bank, serves as Investment Advisor to the Funds. Unified Financial Securities, Inc. serves as the Distributor of The Huntington Funds and is affiliated with the Huntington National Bank.

Mutual funds, including money market funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

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Huntington Funds Shareholder Services: 1-800-253-0412

27057 (2/12)

Annual Shareholder Report

Balanced Fund

Huntington VA Balanced Fund

Equity Funds

Huntington VA Dividend Capture Fund

Huntington VA Growth Fund

Huntington VA Income Equity Fund

Huntington VA International Equity Fund

Huntington VA Macro 100 Fund

Huntington VA Mid Corp America Fund

Huntington VA New Economy Fund

Huntington VA Real Strategies Fund

Huntington VA Rotating Markets Fund

Huntington VA Situs Fund

Income Funds

Huntington VA Mortgage Securities Fund

DECEMBER 31, 2011

Huntington

VA Balanced Fund

Management’s Discussion of Fund Performance

Investment Advisor: Kristi Abbey

Huntington Asset Advisors, Inc.

Average Annual Total Returns for the Period Ended 12/31/11
1 Year	1.75%
3 Year	9.77%
Start of Performance (11/10/08)	10.24%

Expense Ratios
Gross	1.33%
With Contractual Waivers	0.10%

Huntington Asset Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 0.10% of the Fund’s daily net assets through April 30, 2012.

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Balanced Fund from November 10, 2008 (inception) to December 31, 2011, compared to the S&P 500 and Balanced Indices Blend.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Fund’s prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights. For the fiscal year ended December 31, 2011, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and Balanced Indices Blend have been adjusted to reflect reinvestment of dividends on securities in the indices.

Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Lincoln Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

For the fiscal year ended December 31, 2011, the Huntington VA Balanced Fund produced a total return of 1.75%. The Fund underperformed its benchmark, the Standard & Poor’s 500 Index (“S&P 500”)1, which had a total return of 2.11% for the same period. With respect to equity securities, large cap stocks had the best performance as represented by the S&P 500, while the Standard and Poor’s MidCap 400 Index (“S&P 400”) declined -1.73% and the Standard & Poor’s SmallCap 600 Index (“S&P 600”) rose only 1.02%, both underperforming the S&P 500. Because of the Fund’s 40% exposure to fixed income securities, the Fund underperformed its benchmark index, which is comprised entirely of equity securities. The Fund also underperformed the Balanced Indices Blend2 total return of 4.40%.

The VA Balanced Fund is a fund of funds3, which invests solely in the shares of other underlying funds consisting of Huntington VA Funds and Huntington Funds. The Fund’s assets are allocated approximately 60% equity and 40% fixed income.

Relative to the Fund’s benchmark total return of 2.11%, the underlying funds which contributed positive performance for the year ended December 31, 2011, included the following funds: VA Dividend Capture Fund (7.07%), VA Income Equity Fund (7.06%), Huntington Fixed Income Securities Fund Trust Shares (6.26%), and VA Mortgage Securities Fund (5.30%). Underlying funds detracting from performance included: VA New Economy Fund (-12.73%),VA International Equity Fund (-11.55%), VA Growth Fund (-2.93%), VA Mid Corp America Fund (-2.77%), VA Macro 100 Fund (-1.33%) and VA Situs Fund (-0.91%).

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲The	composition of the Fund’s holdings is subject to change.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The Balanced Indices Blend is a custom, blended index comprised of 60% S&P 500 and 40% Barclays Capital U.S. Aggregate Bond Index. This custom, blended index and its weightings are reflective of the Fund’s equity/fixed income allocation. The S&P 500 Index is composed of 500 widely held common stocks. The Barclays Capital U.S. Aggregate Bond Index includes U.S. government, corporate and mortgage-backed securities with maturities up to 30 years. It is not possible to invest directly in an index.

3	Because the Fund invests in other funds, the Fund is a shareholder of those underlying funds and indirectly bears its proportionate share of the operating expenses, including management fees, of the underlying funds.

1

H U N T I N G T O N      F U N D S

Huntington

VA Dividend Capture Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Kirk Mentzer, MBA,

Director of Research

Huntington Asset Advisors, Inc.

Average Annual Total Returns for the Period Ended 12/31/11
1 Year	7.07%
3 Year	15.53%
5 Year	0.81%
10 Year	5.66%

Expense Ratio
0.98%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Dividend Capture Fund from December 31, 2001 to December 31, 2011, compared to the S&P 500 and DCIB.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Fund’s prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights. For the fiscal year ended December 31, 2011, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Lincoln Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2011, the Huntington VA Dividend Capture Fund produced a total return of 7.07% based on net asset value. This performance was better than both the total return of 2.11% for the Fund’s benchmark, the Standard & Poor’s 500 Index (“S&P 500”)1, and the total return of 3.11% for the Dividend Capture Indices Blend (“DCIB”)2.

The Fund is managed using our top-down style and portfolio construction techniques, which are aimed at producing a high level of stable income and low volatility by investing in three distinct asset classes: common stocks, REITs and preferred stocks.

¢

Value-style common stocks: A massive “flight to quality” fully describes market action in the markets for 2011. Our measure of high quality stocks gained +0.18% while the lowest quality names fell -18.6%. Overall, the S&P 500 ended 2011 exactly where it began, at 1257, despite considerable market volatility. Higher quality, large capitalization companies in defensive sectors were the best performers for the year. Income was an important consideration for returns and investor preference because all of the +2.11% return for 2011 came from dividends. The Fund’s common stock total return for 2011 was +7.89%, compared to the S&P 500 value of -0.48%.

¢

Real Estate Investment Trusts (REIT)*: Real Estate Investment Trusts were the best performing asset class for the Fund in 2011. The Fund’s REIT holdings produced a total return of +9.67% which compared favorably to the benchmark NAREIT index total return of +8.28%.

¢

Preferred Stock**: Preferred stocks generally lagged the corporate bond market, but outperformed common stocks with a +4.11% total return for 2011. Treasury yields fell across all maturities, with intermediate and longer-term bond yields declining by 1.25% on average. In terms of sector performance, corporate bonds fell far short of Treasury returns by -4.15%.

Trading activity was responsible for -1.93% of the Fund’s performance relative to the benchmark while portfolio structure had a positive impact of 8.44%. Portfolio structure is determined based on the following attributes: security characteristics (7.31%), sector allocation (-0.05%) and security selection (1.18%).

The three holdings that had the largest positive contribution to the Fund’s performance were Exxon Mobil Corp., Chevron Corp. and Eli Lilly & Co. These three holdings added 1.49% to the Fund’s return. The three holdings that had the largest negative contribution to the Fund’s performance were Murphy Oil Corp. (sold), Federated Investors Inc. and Southern Copper Corp. These three holdings reduced the Fund’s return by -1.38%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲	The composition of the Fund’s holdings is subject to change.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

2	The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500 Value Index (40%), Merrill Lynch Fixed Rate Preferred Securities Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an Index.

*	REIT returns represented by the NAREIT Index.

**	Preferred returns represented by Merrill Lynch Fixed Rate Preferred Securities Stock Index.

There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

2

Huntington

VA Growth Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Herb Chen, MBA

Senior Vice President Huntington Asset Advisors, Inc.

Average Annual Total Returns for the Period Ended 12/31/11
1 Year	-2.93%
3 Year	7.29%
5 Year	-2.53%
10 Year	-0.73%

Expense Ratio
1.05%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Growth Fund from December 31, 2001 to December 31, 2011, compared to the S&P 500 GI and S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Fund’s prospectus dated May 2, 2011). Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights. For the fiscal year ended December 31, 2011, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Lincoln Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 GI and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2011, the Huntington VA Growth Fund produced a total return of -2.93% based on net asset value. This performance was less than the total return of 4.65% for the Fund’s benchmark, the Standard & Poor’s 500 Growth Index (“S&P 500 GI”)1. The Standard & Poor’s 500 Index (“S&P 500”)2 returned 2.11% for the same period.

The Fund is designed to provide investors with portfolios of medium-to-large sized companies with potential for above-average growth. A top-down investment strategy is followed, using qualitative, quantitative and technical analysis to evaluate the potential growth of companies in each industry. The stock selection process is also based on relative price to earnings growth methodology.

In September 2011, when the market reached the low of the year, security selection was the primary cause of Fund underperformance. Investors were adverse to risk as global sentiment in Europe worsened due to debt concerns for Greece and Italy. As a result, the portfolio’s high beta stocks (where the security’s price tends to be more volatile than the market) led the Fund’s performance to the downside.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲The	composition of the Fund’s holdings is subject to change.

1	The S&P 500 GI is a capitalization-weighted index comprised of stocks in the S&P 500 having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the board domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3

H U N T I N G T O N      F U N D S

Huntington

VA Income Equity Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Craig J. Hardy, CFA, MBA

Vice President Huntington Asset Advisors, Inc.

Average Annual Total Returns for the Period Ended 12/31/11
1 Year	7.06%
3 Year	13.33%
5 Year	-1.80%
10 Year	2.53%

Expense Ratio
1.00%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Income Equity Fund from December 31, 2001 to December 31, 2011, compared to the S&P 500 VI and the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Fund’s prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights. For the fiscal year ended December 31, 2011, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Lincoln Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and S&P 500 VI have been adjusted to reflect reinvestment of all dividends on securities in the indices.

For the fiscal year ended December 31, 2011, the total return for the Huntington VA Income Equity Fund was 7.06% based on net asset value. This return compares with a total return of -0.48% for the Standard & Poor’s 500 Value Index (“S&P 500 VI”)1, the Fund’s benchmark. The Standard & Poor’s 500 Index (“S&P 500”)2 returned 2.11% for the same period.

During the fiscal year, the Fund was positioned relatively conservatively, with an emphasis on stocks with above average dividend yields, reasonable dividend growth prospects and value orientation. Constructing the Fund with those characteristics meant that the Fund’s largest sector exposure during the fiscal year was in the financial sector, followed closely by the energy sector. This combination of characteristics produced returns for the Fund that were somewhat higher than the return of the S&P 500 VI and the S&P 500 for the reporting period.

The sectors that contributed most positively to the performance of the Fund during the year were utilities, energy and health care. During a year of generally flat stock market returns, these three sectors provided a degree of earnings stability and lesser economic sensitivity that helped generate higher returns than some of the more cyclical sectors. The sectors that most negatively impacted the Fund’s performance during the reporting period were information technology, telecommunications and materials. These sectors were negatively affected by a slowly growing economic environment and economic cyclicality. The stocks that contributed most positively to the performance of the Fund during the year were H&R Block, Inc., Philip Morris International, Inc. and Marathon Oil Corp. The stocks that most negatively impacted Fund performance during the year were Seagate Technology PLC, HSBC Holdings PLC and Frontier Communications Corp. In general, the sale of covered calls as a hedging technique added to the performance of the Fund.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲The	composition of the Fund’s holdings is subject to change.

1	The S&P 500 VI is a capitalization-weighted index comprised of the stocks in the S&P 500 having the lowest price to book ratios and consists of approximately half of the S&P 500 on a market capitalization basis. The S&P multifactor methodology is used to score constituents, which are weighted according to market cap and classified as value. The index has a relatively low turnover. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

4

Huntington

VA International Equity Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Madelynn M. Matlock, CFA, MBA

Director of International Investments

Senior Vice President Huntington Asset Advisors, Inc.

Average Annual Total Returns for the Period Ended 12/31/11
1 Year	-11.55%
3 Year	8.83%
5 Year	-2.71%
Start of Performance (5/3/04)	4.54%

Expense Ratio
1.16%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA International Equity Fund from May 3, 2004 (inception) to December 31, 2011, compared to the MSCI-EAFE.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Fund’s prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights. For the fiscal year ended December 31, 2011, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Lincoln Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2011, the Huntington VA International Equity Fund produced a total return of -11.55% based on net asset value. The Fund outperformed the total return of -12.14% for the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI-EAFE”)1, the Fund’s benchmark index.

The Fund’s outperformance relative to the MSCI-EAFE was influenced by three main factors: (1) its allocation to sectors and currency, (2) exposure to economic factors such as global interest rates, and (3) the selection of particular securities, which was the most beneficial factor contributing to Fund performance. Overall, sector weightings did not contribute to positive relative performance for the year. The portfolio had a positive impact from its weighting in materials stocks, which were strong contributors to index performance. This was partially offset by an above-index weighting in industrial and technology stocks, which did not add value.

The best contributors to overall return were stocks with less economic growth exposure and generous dividends, including BCE (based in Canada), Pearson PLC, GlaxoSmithKline PLC and Royal Dutch Shell PLC (based in the UK), and ACE Ltd. (based in Switzerland). Stocks that detracted from relative performance included BNP Paribas (a bank based in France) and Wharf, Ltd. (a Hong Kong real estate company). Sony Corp. (a Japanese electronics maker) and the Volvo AB (a Swedish truck builder) were also relatively negative. The currency exposure of the portfolio added to the Fund’s relative performance, mainly due to an underweight in the Euro, along with exposure to the UK pound and the Australian dollar that was below the benchmark threshold.

Security selection had the most positive impact on relative performance. The stocks selected for the portfolio and their weighting were generally beneficial to the portfolio.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲The	composition of the Fund’s holdings is subject to change.

1	The MSCI-EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.

5

H U N T I N G T O N      F U N D S

Huntington

VA Macro 100 Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Andrew Hagedorn,

Vice President and Senior Portfolio Manager

Huntington Asset Advisors, Inc.

Average Annual Total Returns for the Period Ended 12/31/11
1 Year	-1.33%
3 Year	11.12%
5 Year	-2.49%
Start of Performance (5/3/04)	1.33%

Expense Ratio
1.20%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Macro 100 Fund from May 3, 2004 (inception) to December 31, 2011, compared to the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Fund’s prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights. For the fiscal year ended December 31, 2011, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Lincoln Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2011, the Huntington VA Macro 100 Fund produced total returns of -1.33% based on net asset value. The Fund underperformed its benchmark index, the Standard & Poor’s 500 Index (“S&P 500”)1, which had a total return of 2.11%.

The Fund’s underperformance relative to the S&P 500 was, in large part, due to the asset allocation of the Fund throughout a volatile market period, rather than the individual companies owned. The Fund’s strategy is to focus on macroeconomic themes that we believe will impact the companies within the S&P 500 over the next twelve to eighteen months and to invest in the one hundred companies best positioned to take advantage of those themes. As a result of this strategy, the Fund had a heavier than usual cash balance for the first half of 2011, topping out at around 20% in June. In July, there was a manager change and a decision was made to reduce the Fund’s cash exposure from 20% to approximately 4% to closer reflect the asset allocation targets provided by the Investment Policy Committee. This higher than normal cash balance detracted from performance in the first half of the year, given the more favorable return environment for the S&P 500. In the first quarter, the Fund underperformed the S&P 500 return of 5.92% by 148 basis points. In the second quarter, the Fund underperformed the S&P 500 return of 0.10% by 74 basis points. In the third quarter, the Fund underperformed the S&P 500 return of -13.87% by 78 basis points. In the fourth quarter, the Fund underperformed the S&P 500 return of 11.82% by 41 basis points.

The decision made to invest the high cash balance resulted in increased transaction costs to the Fund in the second half of 2011 and largely contributed to the Fund’s underperformance for the remainder of the year. We do not anticipate the increased portfolio turnover and transaction costs to continue into 2012.

Despite the portfolio manager change which occurred in July of 2011, the Fund continued to integrate the quantitative macro-economic research provided by the consulting firm, Laffer Associates, Inc. (S&P 500 stocks are ranked according to the output of Laffer’s statistical models) with Huntington Asset Advisors’ recommended sector bias’. The combination of these two disciplines will continue to add value to the Fund.

The Macro-economic environment, both domestically and globally, had a significant impact on the portfolio once again this year. In the beginning of 2011, it appeared that economic stability was taking hold and a positive macroeconomic outlook helped to fuel the S&P 500’s return of 5.92% in the first quarter. Unfortunately, in the second quarter, the global economy was shaken by developments in Europe. The S&P 500 was not immune to the global disruption but was able to maintain a slight positive return for the quarter of 0.10%. The third quarter was a much different story for the S&P 500, as global sentiment and the situation in Europe worsened due to the debt concerns for both Greece and Italy. The S&P 500 could not escape the global market downturn and posted a -13.87% return. With some potential solutions in place for the European debt crisis and improving economic data in the U.S., the fourth quarter experienced a degree of economic recovery and the S&P 500 returned 11.82%. The Fund had a stronger fourth quarter at 41 basis points off the benchmark.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲The	composition of the Fund’s holdings is subject to change.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Because the fund invests in a limited number of holdings, an increase or decrease in the value of a single security may have a greater impact on the fund’s net asset value and total return.

6

Huntington

VA Mid Corp America Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Christopher M. Rowane, CFA, MBA

Senior Vice President Huntington Asset Advisors, Inc.

Average Annual Total Returns for the Period Ended 12/31/11
1 Year	-2.77%
3 Year	17.03%
5 Year	1.29%
10 Year	5.44%

Expense Ratio
1.04%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Mid Corp America Fund from December 31, 2001 to December 31, 2011, compared to the S&P 400 and the LMCC.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Fund’s prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights. For the fiscal year ended December 31, 2011, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Lincoln Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 and LMCC have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

For the fiscal year ended December 31, 2011, the Huntington VA Mid Corp America Fund produced a total return of -2.77% based on net asset value, underperforming its benchmark by -1.04%. In the same period, the Fund’s benchmark, the Standard & Poor’s MidCap 400 Index (“S&P 400”)1, produced a total return of -1.73%. The Lipper Mid Cap Core Average (“LMCC”)2 returned -3.38% for the same time period, reflecting the Fund’s better than average performance against its peer group.

Trading activity had a slightly negative impact on performance, while portfolio structure had a slightly positive impact on performance. Portfolio structure is comprised of security characteristics, sector allocation and security selection.

Both consumer and technology sectors had a positive impact on Fund performance; whereas, financials, healthcare, utilities and industrials had a negative impact on Fund performance and resulted in slight underperformance relative to the benchmark. The Fund benefited from multiple takeover targets.

The three holdings that had the largest positive contributions to the Fund’s annual performance were VF Corp., Church and Dwight Co. and Petrohawk Energy Corp. These three holdings added 1.57% to the Fund’s return. The three holdings that had the largest negative contribution to the Fund’s performance were Life Technologies Corp., Thermo Fisher Scientific, Inc. and Royal Caribean Cruises Ltd. These three holdings subtracted -1.39% from the Fund’s return. Both Petrohawk Energy Corp. and Royal Caribbean Cruises Ltd. were sold before year-end.

2011 was marked by great volatility, with monthly returns swinging from 11% negative to 14% positive for the mid cap group. The Fund benefitted from the upside of this swing and avoided most of the downside impact, which resulted in the Fund outperforming its peer group.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲The	composition of the Fund’s holdings is subject to change.

1	The S&P 400 is a capitalization weighted index comprised of common stocks representing all major industries in the mid-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	LMCC figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling in the category indicated. They do not reflect sales charges.

Mid-cap investing involves greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

7

H U N T I N G T O N      F U N D S

Huntington

VA New Economy Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Randy Hare

Vice President Huntington Asset Advisors, Inc.

Average Annual Total Returns for the Period Ended 12/31/11
1 Year	-12.73%
3 Year	10.87%
5 Year	-6.21%
10 Year	2.03%

Expense Ratio
1.08%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA New Economy Fund from December 31, 2001 to December 31, 2011, compared to the the S&P 400 GI.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Fund’s prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights. For the fiscal year ended December 31, 2011, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Lincoln Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 GI has been adjusted to reflect reinvestment of dividends on securities in the index.

For the fiscal year ended December 31, 2011, the Huntington VA New Economy Fund produced a total return of -12.73% based on net asset value. The Fund’s benchmark, the Standard & Poor’s MidCap 400 Growth Index (“S&P 400 GI”)1 had a total return of -0.94%.

During the year, the Fund’s holdings remained invested in companies producing or benefiting from increased productivity trends. Trading activity was responsible for -7.44% of Fund performance relative to the benchmark, while portfolio structure had a negative impact of -4.35%. Portfolio structure can be explained by adding security characteristics (-5.18%), sector allocation (-1.32%) and security selection (2.15%).

The Fund’s performance relative to the benchmark was affected by both sector selection and individual stock selection. The consumer staples and materials sectors provided the largest sources of returns above the benchmark. The source for the largest underperformance relative to the benchmark was the stock selection in the health care sector. The remaining relative sector weights provided minimal contribution versus the Fund’s benchmark. The Fund’s sector selection process during 2011 continued to be driven by the sector strategy of Huntington Asset Advisors, Inc.

The three holdings that had the largest positive contribution to the Fund’s performance were Green Mountain Coffee Roasters, Inc. (sold), F5 Networks, Inc. and Acme Packet, Inc. (sold). These three holdings added 3.59% to the Fund’s return. The three holdings that had the largest negative contribution to the Fund’s performance were Basic Energy Services, Inc., Skyworks Solutions, Inc. and SINA Corp. These three holdings subtracted -3.21% from the Fund’s return.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲The	composition of the Fund’s holdings is subject to change.

1	The S&P 400 GI is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is a float adjusted market capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 400 that have been indentified as being on the growth end of the growth-value spectrum. Indices are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, the Fund may be subject to specific risks of the technology sector, such as obsolescence. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

8

Huntington

VA Real Strategies Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Peter Sorrentino, CFA

Vice President Huntington Asset Advisors, Inc.

Average Annual Total Return for the Period Ended 12/31/11
1 Year	-9.63%
3 Year	14.15%
Start of Performance (8/31/07)	-3.10%

Expense Ratio
1.75%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Real Strategies Fund from August 31, 2007 (inception) to December 31, 2011, compared to the S&P GSCI, S&P 500 and RSIB.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or charges and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Fund’s prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights. For the fiscal year ended December 31, 2011, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Lincoln Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P GSCI, the S&P 500 and the RSIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2011, the Huntington VA Real Strategies Fund produced a total return -9.63% based upon net asset value. The Fund underperformed its benchmark, the S&P GSCI® Index (“S&P GSCI”)1, which had a total return of -1.18%. The Fund also underperformed the Standard & Poor’s 500 Index (“S&P 500”)2, which returned 2.11%, and the Real Strategies Indices Blend (“RSIB”)3, which returned -0.47% for the same period.

The Fund’s performance during the year was bifurcated, with performance during the opening months of the year driven by precious metal and energy related themes and the closing months of the year driven by oil related themes as it continued to suffer from declining metals prices. Overall, the price of gold increased in 2011. Gold’s performance was characterized by a rapid increase in the opening months and a partial retreat during the second half of the year.

During the year, the Fund’s most successful investment was Terra Nitrogen Co., a fertilizer producer that advanced 80.4%, at which time a decision was reached to sell the holding based upon its valuation. Merger and acquisition activity throughout the year propelled prices higher for the Fund’s shares of El Paso Corp., up 93% thanks to a buyout offer from Kinder Morgan, Inc., and Petrohawk Energy Corp., up 80.3% on a takeover bid from BHP Billiton Ltd.

Returns for the Fund’s coal and uranium holdings reversed the strong returns of 2010 to become the most significant price declines of 2011. Shares of metallurgical coal miner Walter Energy, Inc. fell 48.2% followed by uranium miners Cameco Corp. and Uranium Energy Corp. which lost 46.8% and 29.3% respectively for the year. The events at the Fukushima Daiichi Nuclear Power Station in Japan created a tsunami of negative public sentiment and despite strong fundamentals, these stocks suffered catastrophic declines. Coal stocks fell on power station closure notices issued by a number of utilities in North America. These plants will be closed due to the cost of compliance with the next stage of The Clean Air Act, which is set to go into effect in 2011. While this has been public knowledge for years, investors appear to have anticipated a staying of the implementation due to the tepid nature of the economic recovery.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲The	composition of the Fund’s holdings is subject to change.

1

The S&P GSCI® Index measures general price movements and inflation in the world economy. The index is calculated primarily on a world production-weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets. The Fund’s investment adviser elected to change the benchmark index from the S&P 500 to the S&P GSCI® Index because the S&P GSCI® Index is more reflective of the securities in which the Fund invests. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The S&P 500 is a capitalization-weighted Index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3	The Real Strategies Indices Blend is a custom blended index comprised of the following two indices with their noted respective weightings: Reuters/Jefferies CRB Total Return Index (50%) and NAREIT Index (50%). The Reuters/Jefferies CRB Total Return Index is a commodity index, a basket of exchange-traded futures contract representing long-only positions in underlying commodities. Indices typically include a variety of commodity sectors to provide investors broader exposure to commodities as an asset class and free the investor from the mechanics of future trading (e.g., contract rolling and physical delivery). The index return does not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in the index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The NAREIT represents returns for the National Association of Real Estate Investment Trust Equity Index. The indices are unmanaged and, unlike the Fund, are not affected by cashflows.

Investments in real estate investment trusts (“REITs”) and real-estate related securities involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks and may be more volatile than other securities. In addition, the value of REITs and other real estate-related investments is sensitive to changes in real estate values, extended vacancies of properties and other environmental and economic factors.

Commodities-related investments are subject to the same risks as direct investments in commodities and prices may rise and fall in response to many factors such as economic, political and regulatory developments.

9

H U N T I N G T O N      F U N D S

Huntington

VA Rotating Markets Fund

Management’s Discussion of Fund Performance

Portfolio Manager: Paul Koscik, JD

Vice President Huntington Asset Advisors, Inc.

Average Annual Total Returns for the Period Ended 12/31/11
1 Year	6.84%
3 year	15.22%
5 Year	-0.67%
10 Year	4.10%

Expense Ratio
1.33%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Rotating Markets Fund from December 31, 2001 to December 31, 2011, compared to the S&P 500.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Fund’s prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights. For the fiscal year ended December 31, 2011, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Lincoln Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of all dividends on securities in the index.

For the fiscal year ended December 31, 2011, the Huntington VA Rotating Markets Fund produced a total return of 6.84% based on net asset value. This outperformed the total return of 2.11% for the Fund’s benchmark, the Standard & Poor’s 500 Index (“S&P 500”)1.

On September 1, 2010, the Rotating Markets Fund rotated from the “Global” segment of the stock market to the “Large Cap” segment. Specifically, it rotated to emulate the performance of the Dow Jones Industrial Average. The major reason for the rotation was the belief that 2011 would see a shift out of riskier assets, such as the mid cap and small cap stocks, and into the more conservative large cap stocks. The Dow Jones Industrial Average (“DJIA”) was chosen because it is comprised of the “bluest” of large cap stocks. Another important consideration was the fact that the DJIA had underperformed the S&P 500 Index since November 2008 and was due for a period of outperformance. The anticipated shift to large caps did in fact occur.

Because of fears regarding a weakening U.S. economy and the stability of the European Union, the stock market had one of its most volatile years in history. The “fear factor” worked in the Fund’s favor as investors poured into the DJIA’s thirty stocks. For the year 2011, the Fund not only outperformed its benchmark, the S&P 500 Index, but it also outperformed the Standard & Poor’s MidCap 400 Index (“S&P 400”)2 and the Standard & Poor’s SmallCap 600 Index (“S&P 600”)3 returns of -1.73% and 1.02%, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲The	composition of the Fund’s holdings is subject to change.

1	The S&P 500 is a capitalization-weighted index comprised of 500 stocks and designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

2	The S&P 400 is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3	The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

10

Huntington

VA Situs Fund

Management’s Discussion of Fund Performance

Portfolio Manager: B. Randolph Bateman, CFA

Chief Investment Officer Huntington Asset Advisors, Inc.

Average Annual Total Returns for the Period Ended 12/31/11
1 Year	-0.91%
3 Year	19.52%
5 Year	2.25%
Start of Performance (5/3/04)	6.70%

Expense Ratio
1.04%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Situs Fund from May 3, 2004 (inception) to December 31, 2011, compared to the S&P 600 and the S&P 400.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratio is from the Fund’s prospectus dated May 2, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights. For the fiscal year ended December 31, 2011, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Lincoln Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and the S&P 400 indices have been adjusted to reflect reinvestment of dividends on securities in the indices.

For the fiscal year ended December 31, 2011, the Huntington VA Situs Fund produced a total return of -0.91%, based on net asset value. The Fund underperformed its benchmark, the Standard & Poor’s SmallCap 600 Index (“S&P 600”)1, which rose 1.02% for the same period. The Fund’s return was about midway between the return of its benchmark and the return of the Standard and Poor’s MidCap 400 Index (“S&P 400”)2, which declined -1.73% for the year. Prior to 2011, the Fund outperformed the S&P 600 for two consecutive years.

Investments during 2011 were influenced by the ongoing tepid recovery of the domestic economy. Major influencers of this included the events surrounding the European debt situation, Fed interest rate activities and risk related trading. Equity volatility on a day-by-day situation was dramatic, although at the end of the year there was no appreciable headway accomplished in virtually all the domestic markets. In the first quarter, the market experienced reasonable gains in the small cap market averages. The second quarter, however, did not experience these gains and, by the third quarter, the market was in a massive downslide. Both the small and mid-cap markets declined in excess of 19.80%, for the third quarter alone. The situation in Europe dominated the news and the direction of the domestic markets. Any indication of a resolution to the debt burden of the ‘Club Med’ nations was greeted with a dynamic market upsurge; however, when these indications proved unfounded, the market reversal was equally virulent. Sector strategies were not particularly effective in this environment, nor was stock selection an additive to relative performance. During the year, the Fund had overweight positions in Energy and Materials. Unfortunately, these two sectors were most impacted by the events in Europe. With the MSCI-EAFE Index down in double digits for the year and emerging markets off over 18%, the energy and materials sectors were more closely tied to economic worries within the foreign zone.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲The	composition of the Fund’s holdings is subject to change.

1	The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	The S&P 400 is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

11

H U N T I N G T O N      F U N D S

Huntington

VA Mortgage Securities Fund

Management’s Discussion of Fund Performance

Co-Portfolio Managers: William G. Doughty, MBA

Vice President, Gustave J. Seasongood

Vice President, Huntington Asset Advisors, Inc.

Average Annual Total Returns for the Period Ended 12/31/11
1 Year	5.30%
3 Year	5.21%
5 Year	4.34%
Start of Performance (5/3/04)	4.53%

Expense Ratio
1.13%

The graph above illustrates the hypothetical investment of $10,000* in the Huntington VA Mortgage Securities Fund from May 3, 2004 (inception) to December 31, 2011, compared to the BMBSI.

The performance information does not include the charges and expenses imposed by the insurance company separate accounts or changes and expenses under the variable insurance product contracts. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The above expense ratios are from the Fund’s prospectus dated May 1, 2011. Additional information pertaining to the Fund’s expense ratio as of December 31, 2011 can be found in the financial highlights. For the fiscal year ended December 31, 2011, Fund shares were available exclusively as a funding vehicle for Hartford Life Insurance Company’s separate accounts in connection with the Huntington Director, Huntington Director Outlook and Huntington Hartford Leaders Outlook variable annuity contracts, Transamerica Life Insurance Company’s separate accounts in connection with the Huntington Allstar Select variable annuity contract, and to the separate accounts of Lincoln Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company and Sun Life Assurance Company of Canada (U.S.). Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BMBSI has been adjusted to reflect reinvestment of dividends on securities in the index.

For the fiscal year ended December 31, 2011, the Huntington VA Mortgage Securities Fund produced a return of 5.30%, based on net asset value. This compared to the total return of 6.23% for the Fund’s benchmark, the Barclays Capital Mortgage Backed Securities Index (“BMBSI”)1, and the Lipper U.S. Mortgage Funds Average2 return of 5.74% for the same reporting period.

During 2011, the mortgage securities market underperformed Treasury securities. Mortgage securities had a return of 6.14%, as measured by the BMBSI for the year, compared to a return of 9.79% for Treasuries and 5.27% for agencies. The Fund’s position in agencies had a negative impact on the Fund’s return relative to its benchmark. The underperformance of the Fund was due to its more defensive nature, as well as investor concern regarding pre-payment risk due to lower interest rates and faster prepayments. The 11% exposure to the Real Estate Investment Trust market, which was up from 10% last year, helped the Fund’s return. As measured by the NAREIT Index (“NAREIT”)3, REITs produced a return of 8.09%.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance for a variable investment option changes over time and current performance maybe lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company.

▲The	composition of the Fund’s holdings is subject to change.

Bond	prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

1	The BMBSI is composed of all fixed securities mortgage pools by the Government National Mortgage Association (GNMA), Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including GNMA Graduated Payment Mortgages. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

3	The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an Index.

Investments in real estate investment trusts (“REITs”) involve special risks associated with an investment in real estate such as limited liquidity and interest rate risk. In addition, the value of REITs and other real estate-related investments is sensitive to changes in real estate values, extended vacancies of properties and other environmental and economic factors.

12

Huntington VA Balanced Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2011

Asset Allocation	Percentage of Market Value
Equity Mutual Funds[1]	59.8%
Fixed Income Mutual Funds[1]	38.2%
Cash[1]	2.0%

Total	100.0%

[1]	Investments in affiliated funds.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2011, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2011

Shares		Value

	Mutual Funds — 97.9% (a)
551,004	Huntington Fixed Income Securities Fund, Trust Shares	$12,447,187
155,618	Huntington VA Dividend Capture Fund	1,565,519
931,167	Huntington VA Growth Fund	7,039,619
522,126	Huntington VA Income Equity Fund	4,709,579
311,479	Huntington VA International Equity Fund	3,933,982
221,529	Huntington VA Macro 100 Fund	1,958,316
91,072	Huntington VA Mid Corp America Fund	1,554,602
215,099	Huntington VA Mortgage Securities Fund	2,551,075
158,467	Huntington VA New Economy Fund *	1,749,481
65,690	Huntington VA Situs Fund	975,502

	Total Mutual Funds (Cost $36,525,158)	38,484,862

Shares		Value

	Cash Equivalents — 2.0%
795,945	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$795,945

	Total Cash Equivalents (Cost $795,945)	795,945

	Total Investments (Cost $37,321,103) — 99.9%	39,280,807

	Other Assets in Excess of Liabilities — 0.1%	43,346

	Net Assets — 100.0%	$39,324,153

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

*	Non-income producing security.

See Notes which are an integral part of the Financial Statements.

13

H U N T I N G T O N      F U N D S

Huntington VA Dividend Capture Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2011

Asset Allocation	Percentage of Market Value
Common Stocks	72.6%
Preferred Stocks	21.9%
Exchange-Traded Funds	3.7%
Cash[1]	1.8%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2011, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2011

Shares		Value

	Common Stocks — 72.5%
	Consumer Discretionary — 6.1%
13,000	Bob Evans Farms, Inc.	$436,020
25,500	Gap, Inc./The	473,025
6,750	Genuine Parts Co.	413,100
11,250	H & R Block, Inc.	183,713
9,500	Hillenbrand, Inc.	212,040
4,000	Tupperware Brands Corp.	223,880

		1,941,778

	Consumer Staples — 5.4%
1,250	Colgate-Palmolive Co.	115,488
3,750	H.J. Heinz Co.	202,650
4,750	Kimberly-Clark Corp.	349,410
9,000	Kraft Foods, Inc., Class A	336,240
9,000	Walgreen Co.	297,540
7,000	Wal-Mart Stores, Inc.	418,320

		1,719,648

	Energy — 8.8%
6,000	Cenovus Energy, Inc.	199,200
6,250	Chevron Corp.	665,000
11,250	ConocoPhillips	819,787
4,500	Exxon Mobil Corp.	381,420
7,500	Royal Dutch Shell PLC ADR	548,175
3,500	Total SA ADR	178,885

		2,792,467

	Financials — 16.5%
10,750	American Financial Group, Inc.	396,567
9,250	Bank of Montreal	506,992
8,500	Cullen/Frost Bankers, Inc.	449,735
16,000	Federated Investors, Inc., Class B	242,400
8,000	JPMorgan Chase & Co.	266,000
5,000	M&T Bank Corp.	381,700
21,500	NYSE Euronext	561,150
6,000	Principal Financial Group, Inc.	147,600
11,500	Royal Bank of Canada	586,040
9,000	Toronto-Dominion Bank/The	673,290

Shares		Value

	Financials — (continued)
3,500	Travelers Cos., Inc./The	$207,095
16,000	U.S. Bancorp	432,800
16,750	Waddell & Reed Financial, Inc., Class A	414,897

		5,266,266

	Health Care — 5.0%
7,000	Abbott Laboratories	393,610
6,750	AstraZeneca PLC ADR	312,458
8,000	Baxter International, Inc.	395,840
6,500	Cardinal Health, Inc.	263,965
5,500	Eli Lilly & Co.	228,580

		1,594,453

	Industrials — 6.6%
7,500	3M Co.	612,975
12,500	Brady Corp., Class A	394,625
6,000	CSX Corp.	126,360
8,500	General Dynamics Corp.	564,485
1,000	General Electric Co.	17,910
11,500	Waste Management, Inc.	376,165

		2,092,520

	Information Technology — 7.5%
12,000	Cisco Systems, Inc.	216,960
11,000	Corning, Inc.	142,780
6,000	Harris Corp.	216,240
24,250	Intel Corp.	588,062
21,500	Microsoft Corp.	558,140
7,000	Paychex, Inc.	210,770
17,624	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	227,526
11,000	Total System Services, Inc.	215,160

		2,375,638

	Materials — 2.1%
11,000	Sensient Technologies Corp.	416,900
8,250	Southern Copper Corp.	248,985

		665,885

See Notes which are an integral part of the Financial Statements.

14

Huntington VA Dividend Capture Fund

Portfolio of Investments (continued)

December 31, 2011

Shares		Value

	Common Stocks — (continued)
	Real Estate Investment Trusts — 7.9%
4,000	Acadia Realty Trust	$80,560
1,000	Boston Properties, Inc.	99,600
2,500	EastGroup Properties, Inc.	108,700
3,000	Entertainment Properties Trust	131,130
250	Essex Property Trust, Inc.	35,128
3,000	HCP, Inc.	124,290
7,000	Highwoods Properties, Inc.	207,690
3,000	Home Properties, Inc.	172,710
14,000	Kimco Realty Corp.	227,360
7,500	Liberty Property Trust	231,600
3,250	Mid-America Apartment Communities, Inc.	203,288
2,500	National Health Investors, Inc.	109,950
12,000	Omega Healthcare Investors, Inc.	232,200
5,000	ProLogis, Inc.	142,950
1,374	Simon Property Group, Inc.	177,164
4,500	Ventas, Inc.	248,085

		2,532,405

	Telecommunication Services — 2.9%
13,250	AT&T, Inc.	400,680
5,500	Verizon Communications, Inc.	220,660
25,000	Windstream Corp.	293,500

		914,840

	Utilities — 3.7%
13,000	Duke Energy Corp.	286,000
5,750	Entergy Corp.	420,037
10,750	Exelon Corp.	466,227

		1,172,264

	Total Common Stocks (Cost $22,122,399)	23,068,164

	Preferred Stocks — 21.8%
	Financials — 15.3%
15,000	Allianz SE, 8.375%	382,970
3,000	American Financial Group, Inc., 7.000%	78,630
2,500	Ameriprise Financial, Inc., 7.750%	70,775
1,671	Barclays Bank PLC, 6.625%	30,646
20,000	BB&T Capital Trust V, 8.950%	524,200
14,000	Credit Suisse Guernsey, 7.900%	357,700
10,000	JPMorgan Chase Capital XXVI, 8.000%	259,000
16,000	M&T Capital Trust IV, 8.500%	415,520
11,000	Merrill Lynch & Co. Capital Trust V, Series F, 7.280%	226,490
16,000	Morgan Stanley Capital Trust, 6.600%	348,160
6,000	PartnerRe Ltd, Series D, 6.500%	150,300
7,000	PLC Capital Trust IV, 7.250%	175,700
21,000	PNC Capital Trust E, 7.750%	548,730
16,000	Prudential Financial, Inc., 9.000%	435,360
14,000	RenaissanceRe Holdings Ltd., Series C, 6.080%	345,240
20,000	Wells Fargo Capital XII, 7.875%	519,800

		4,869,221

Shares		Value

	Real Estate Investment Trusts — 2.2%
10,500	Kimco Realty Corp., Series G, 7.750%	$270,375
16,000	Vornado Realty LP, 7.875%	439,680

		710,055

	Telecommunication Services — 0.7%
9,000	Qwest Corp, 7.500%	237,600

	Utilities — 3.6%
15,000	Dominion Resources, Inc., Class A, 8.375%	440,550
3,460	Interstate Power & Light Co., Series B, 8.375%	98,610
17,000	NextEra Energy Capital Holdings, Inc., Series F, 8.750%	493,850
4,000	Xcel Energy, Inc., 7.600%	108,600

		1,141,610

	Total Preferred Stocks (Cost $6,649,595)	6,958,486

	Exchange-Traded Funds — 3.7%
11,500	iShares S&P 500 Value Index Fund	665,045
20,000	Technology Select Sector SPDR Fund	509,000

	Total Exchange-Traded Funds (Cost $1,012,733)	1,174,045

	Cash Equivalents — 1.9%
586,341	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	586,341

	Total Cash Equivalents (Cost $586,341)	586,341

	Total Investments (Cost $30,371,068) — 99.9%	31,787,036

	Other Assets in Excess of Liabilities — 0.1%	38,821

	Net Assets — 100.0%	$31,825,857

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

ADR—American Depositary Receipt
LP—Limited Partnership
PLC—Public Liability Co.

See Notes which are an integral part of the Financial Statements.

15

H U N T I N G T O N      F U N D S

Huntington VA Growth Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2011

Asset Allocation	Percentage of Market Value
Information Technology	29.2%
Health Care	13.5%
Consumer Staples	12.8%
Energy	10.4%
Consumer Discretionary	9.7%
Industrials	7.6%
Cash[1]	6.2%
Materials	3.2%
Financials	2.4%
Telecommunication Services	2.3%
Real Estate Investment Trusts	2.1%
Utilities	0.6%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2011, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2011

Shares		Value

	Common Stocks — 91.0%
	Consumer Discretionary — 9.4%
1,350	Amazon.com, Inc. *	$233,685
3,630	Coach, Inc.	221,575
1,920	Deckers Outdoor Corp. *	145,094
16,490	Goodyear Tire & Rubber Co./The *	233,663
3,730	Lululemon Athletica, Inc. *	174,042
1,850	Panera Bread Co., Class A *	261,683
1,690	VF Corp.	214,613
2,980	Yum! Brands, Inc.	175,850

		1,660,205

	Consumer Staples — 12.4%
10	Altria Group, Inc.	297
5,040	Coca-Cola Co./The	352,649
8,210	Hain Celestial Group, Inc./The *	300,979
6,650	PepsiCo, Inc.	441,227
4,770	Philip Morris International, Inc.	374,350
5,270	Procter & Gamble Co.	351,562
5,200	Whole Foods Market, Inc.	361,816

		2,182,880

	Energy — 10.1%
2,160	Carbo Ceramics, Inc.	266,393
1,760	Chevron Corp.	187,264
5,820	Energy Transfer Partners LP	266,847
6,510	Enterprise Products Partners LP	301,934
2,330	Exxon Mobil Corp.	197,491
3,120	Lufkin Industries, Inc.	210,007
5,250	Schlumberger Ltd.	358,627

		1,788,563

Shares		Value

	Financials — 2.3%
4,020	Aflac, Inc.	$173,905
1,720	Franklin Resources, Inc.	165,223
1,990	JPMorgan Chase & Co.	66,168

		405,296

	Health Care — 13.2%
5,400	Abbott Laboratories	303,642
4,170	Edwards LifeSciences Corp. *	294,819
8,210	Merck & Co., Inc.	309,517
3,082	Novo-Nordisk A/S ADR	355,231
6,570	Pfizer, Inc.	142,175
6,380	UnitedHealth Group, Inc.	323,338
3,970	Varian Medical Systems, Inc. *	266,506
4,860	WellPoint, Inc.	321,975

		2,317,203

	Industrials — 7.4%
3,070	Caterpillar, Inc.	278,142
3,700	Cummins, Inc.	325,674
3,510	Deere & Co.	271,498
3,600	Illinois Tool Works, Inc.	168,156
1,400	W.W. Grainger, Inc.	262,066

		1,305,536

	Information Technology — 28.3%
2,740	Apple, Inc. *	1,109,700
9,760	ARM Holdings PLC ADR	270,059
1,510	Baidu, Inc. ADR *	175,870
9,670	Cisco Systems, Inc.	174,834
8,200	EMC Corp. *	176,628
1,150	Google, Inc., Class A *	742,785

See Notes which are an integral part of the Financial Statements.

16

Huntington VA Growth Fund

Portfolio of Investments (continued)

December 31, 2011

Shares		Value

	Common Stocks — (continued)
	Information Technology — (continued)
3,330	International Business Machines Corp.	$612,320
750	MasterCard, Inc., Class A	279,615
11,310	Oracle Corp.	290,101
6,700	QUALCOMM, Inc.	366,490
6,080	Rackspace Hosting, Inc. *	261,501
4,280	Red Hat, Inc. *	176,721
3,580	SanDisk Corp. *	176,172
1,740	Visa, Inc., Class A	176,662

		4,989,458

	Materials — 3.1%
1,100	Agrium, Inc.	73,821
3,610	Du Pont (E.I.) de Nemours & Co.	165,266
2,970	International Paper Co.	87,912
1,700	Potash Corporation of Saskatchewan, Inc.	70,176
1,350	Praxair, Inc.	144,315

		541,490

	Real Estate Investment Trusts — 2.0%
3,350	Health Care REIT, Inc.	182,676
2,700	Mid-America Apartment Communities, Inc.	168,885

		351,561

	Telecommunication Services — 2.2%
2,550	Verizon Communications, Inc.	102,306
24,710	Windstream Corp.	290,095

		392,401

Shares		Value

	Utilities — 0.6%
2,370	AGL Resources, Inc.	$100,156

	Total Common Stocks (Cost $15,094,926)	16,034,749

	Cash Equivalents — 6.0%
1,057,957	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	1,057,957

	Total Cash Equivalents (Cost $1,057,957)	1,057,957

	Total Investments (Cost $16,152,883) — 97.0%	17,092,706

	Other Assets in Excess of Liabilities — 3.0%	520,644

	Net Assets — 100.0%	$17,613,350

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

*	Non-income producing security.

LP—Limited Partnership
PLC—Public Liability Co.

See Notes which are an integral part of the Financial Statements.

17

H U N T I N G T O N      F U N D S

Huntington VA Income Equity Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2011

Asset Allocation	Percentage of Market Value
Energy	13.5%
Information Technology	13.1%
Financials	12.9%
Real Estate Investment Trusts	11.9%
Industrials	9.8%
Consumer Discretionary	9.1%
Consumer Staples	8.1%
Health Care	7.6%
Utilities	5.5%
Telecommunication Services	4.2%
Materials	3.3%
Cash[1]	1.0%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2011, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2011

Shares		Value

	Common Stocks — 98.7%
	Consumer Discretionary — 9.1%
4,200	Genuine Parts Co.	$257,040
20,800	H & R Block, Inc.	339,664
16,100	Shaw Communications, Inc., Class B	319,907
6,200	Target Corp.	317,564
4,400	Time Warner Cable, Inc., Class A	279,708
8,600	Time Warner, Inc.	310,804

		1,824,687

	Consumer Staples — 8.1%
10,000	Altria Group, Inc.	296,500
4,400	Kimberly-Clark Corp.	323,664
9,200	Kraft Foods, Inc., Class A	343,712
4,000	Philip Morris International, Inc.	313,920
5,600	Wal-Mart Stores, Inc.	334,656

		1,612,452

	Energy — 13.4%
7,100	BP PLC ADR	303,454
3,100	Chevron Corp.	329,840
5,000	ConocoPhillips	364,350
6,500	Enterprise Products Partners LP	301,470
4,000	Exxon Mobil Corp.	339,040
4,400	Royal Dutch Shell PLC ADR	321,596
10,900	Spectra Energy Corp.	335,175
11,800	Williams Cos., Inc./The	389,636

		2,684,561

	Financials — 12.8%
7,500	Aflac, Inc.	324,450
6,000	Bank of Montreal	328,860

Shares		Value

	Financials — (continued)
28,600	Barclays PLC ADR	$314,314
12,600	BB&T Corp.	317,142
4,500	Canadian Imperial Bank of Commerce	325,665
8,800	HSBC Holdings PLC ADR	335,280
10,300	Marsh & McLennan Cos., Inc.	325,686
11,400	NYSE Euronext	297,540

		2,568,937

	Health Care — 7.5%
5,700	AstraZeneca PLC ADR	263,853
5,400	Baxter International, Inc.	267,192
8,300	Eli Lilly & Co.	344,948
8,600	Merck & Co., Inc.	324,220
14,300	Pfizer, Inc.	309,452

		1,509,665

	Industrials — 9.8%
5,000	General Dynamics Corp.	332,050
19,200	General Electric Co.	343,872
4,300	Lockheed Martin Corp.	347,870
4,000	Norfolk Southern Corp.	291,440
21,800	R.R. Donnelley & Sons Co.	314,574
10,000	Waste Management, Inc.	327,100

		1,956,906

	Information Technology — 13.1%
6,300	Accenture PLC, Class A	335,349
31,200	Applied Materials, Inc.	334,152
18,300	Cisco Systems, Inc.	330,864
14,300	Intel Corp.	346,775
11,400	Microsoft Corp.	295,944

See Notes which are an integral part of the Financial Statements.

18

Huntington VA Income Equity Fund

Portfolio of Investments (continued)

December 31, 2011

Shares		Value

	Common Stocks — (continued)
	Information Technology — (continued)
10,300	Paychex, Inc.	$310,133
20,600	Seagate Technology PLC	337,840
11,200	Texas Instruments, Inc.	326,032

		2,617,089

	Materials — 3.3%
3,800	Air Products & Chemicals, Inc.	323,722
11,100	International Paper Co.	328,560

		652,282

	Real Estate Investment Trusts — 11.9%
6,000	Equity Residential	342,180
9,200	HCP, Inc.	381,156
6,700	Health Care REIT, Inc.	365,351
13,700	Hospitality Properties Trust	314,826
20,000	Kimco Realty Corp.	324,800
11,400	Mack-Cali Realty Corp.	304,266
2,700	Simon Property Group, Inc.	348,138

		2,380,717

	Telecommunication Services — 4.2%
9,500	AT&T, Inc.	287,280
7,000	Verizon Communications, Inc.	280,840
23,500	Windstream Corp.	275,890

		844,010

	Utilities — 5.5%
6,700	American Electric Power Co., Inc.	276,777
12,600	Duke Energy Corp.	277,200
6,400	Exelon Corp.	277,568
6,700	PG&E Corp.	276,174

		1,107,719

	Total Common Stocks (Cost $18,295,554)	19,759,025

Shares		Value

	Cash Equivalents — 1.0%
208,178	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$208,178

	Total Cash Equivalents (Cost $208,178)	208,178

	Total Investments (Cost $18,503,732) — 99.7%	19,967,203

	Other Assets in Excess of Liabilities — 0.3%	60,008

	Net Assets — 100.0%	$20,027,211

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

ADR—American Depositary Receipt
LP—Limited Partnership
PLC—Public Liability Co.

See Notes which are an integral part of the Financial Statements.

19

H U N T I N G T O N      F U N D S

Huntington VA International Equity Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2011

Asset Allocation	Percentage of Market Value
United Kingdom	19.9%
Japan	16.4%
Cash[1]	10.7%
France	7.8%
Switzerland	6.2%
Germany	6.2%
Sweden	4.7%
Singapore	4.6%
Hong Kong	3.5%
Canada	3.5%
Mexico	3.0%
Exchanged-Traded Funds	2.3%
Netherlands	2.2%
Australia	2.1%
Israel	1.7%
Taiwan	1.4%
United States	1.3%
Republic of South Korea	1.3%
Italy	1.2%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2011, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2011

Shares		Value

	Common Stocks — 86.7%
	Australia — 2.0%
	Materials — 2.0%
15,200	BHP Billiton Ltd.	$535,145

	Canada — 3.5%
	Energy — 1.6%
12,470	Cenovus Energy, Inc.	414,004

	Telecommunication Services — 1.9%
12,000	BCE, Inc. ADR	500,040

		914,044

	France — 7.8%
	Energy — 1.7%
8,600	Total SA ADR	439,546

	Financials — 3.0%
33,909	AXA SA ADR	436,070
9,147	BNP Paribas	359,251

		795,321

	Health Care — 1.4%
5,000	Sanofi-Aventis	367,195

Shares		Value

	France — (continued)
	Utilities — 1.7%
6,600	GDF Suez	$180,384
9,323	GDF Suez ADR	253,306

		433,690

		2,035,752

	Germany — 6.2%
	Consumer Staples — 1.4%
6,400	Henkel AG & Co. KGaA	369,299

	Industrials — 3.5%
17,200	GEA Group AG	486,341
2,636	Siemens AG ADR	252,028
1,700	Siemens AG	162,663

		901,032

	Materials — 1.3%
7,500	K+S AG	338,919

		1,609,250

	Hong Kong — 3.5%
	Consumer Discretionary — 1.5%
219,000	Li & Fung Ltd.	405,482

See Notes which are an integral part of the Financial Statements.

20

Huntington VA International Equity Fund

Portfolio of Investments (continued)

December 31, 2011

Shares		Value

	Common Stocks — (continued)
	Hong Kong — (continued)
	Financials — 2.0%
14,900	Hong Kong Exchanges and Clearing Ltd.	$238,082
61,800	Wharf (Holdings) Ltd./The	279,296

		517,378

		922,860

	Israel — 1.7%
	Health Care — 1.7%
10,700	Teva Pharmaceutical Industries Ltd. ADR	431,852

	Italy — 1.2%
	Energy — 1.2%
7,300	Saipem SpA	310,327

	Japan — 16.3%
	Consumer Discretionary — 3.2%
13,610	Honda Motor Co. Ltd. ADR	415,786
21,390	Panasonic Corp. ADR	179,462
13,100	Sony Corp. ADR	236,324

		831,572

	Consumer Staples — 1.1%
6,000	Unicharm Corp.	295,830

	Industrials — 4.5%
2,700	FANUC Ltd.	413,226
15,000	KOMATSU Ltd.	350,591
12,500	Makita Corp.	404,541

		1,168,358

	Information Technology — 5.7%
10,051	Canon, Inc. ADR	442,646
18,000	Hoya Corp.	387,736
1,700	KEYENCE Corp.	409,926
4,800	Murata Manufacturing Co. Ltd.	246,642

		1,486,950

	Materials — 1.8%
33,000	Kuraray Co. Ltd.	469,469

		4,252,179

	Mexico — 3.0%
	Consumer Staples — 1.5%
5,700	Fomento Economico Mexicano SAB de CV ADR	397,347

	Telecommunication Services — 1.5%
16,500	America Movil SA de CV, Series L ADR	372,900

		770,247

	Netherlands — 2.2%
	Energy — 2.2%
15,400	Royal Dutch Shell PLC, Class A	567,110

	Republic of South Korea — 1.3%
	Materials — 1.3%
4,100	POSCO ADR	336,610

Shares		Value

	Singapore — 4.6%
	Financials — 1.6%
46,600	DBS Group Holdings Ltd.	$413,871

	Industrials — 1.7%
60,300	Keppel Corp Ltd.	432,341

	Telecommunication Services — 1.3%
14,605	Singapore Telecommunications Ltd. ADR	348,913

		1,195,125

	Sweden — 4.7%
	Consumer Discretionary — 1.6%
12,800	Hennes & Mauritz AB	411,565

	Consumer Staples — 1.6%
27,700	Svenska Cellulosa AB (SCA)	410,514

	Industrials — 1.5%
37,000	Volvo AB	404,803

		1,226,882

	Switzerland — 6.2%
	Consumer Staples — 1.7%
7,800	Nestle SA	448,419

	Financials — 1.5%
5,600	ACE Ltd.	392,672

	Health Care — 1.5%
6,590	Novartis AG ADR	376,750

	Materials — 1.5%
6,730	Syngenta AG ADR	396,666

		1,614,507

	Taiwan — 1.4%
	Information Technology — 1.4%
29,077	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	375,384

	United Kingdom — 19.8%
	Consumer Discretionary — 1.8%
24,750	Pearson PLC ADR	467,033

	Consumer Staples — 3.3%
65,400	Tesco PLC	409,810
13,500	Unilever PLC	453,530

		863,340

	Energy — 1.8%
4,450	BG Group PLC ADR	476,150

	Financials — 3.9%
155,000	Barclays PLC	423,822
26,875	Standard Chartered PLC	588,132

		1,011,954

	Health Care — 3.2%
5,500	AstraZeneca PLC ADR	254,595
12,645	GlaxoSmithKline PLC ADR	576,991

		831,586

	Industrials — 1.8%
41,900	Rolls-Royce Holdings PLC *	485,802

See Notes which are an integral part of the Financial Statements.

21

H U N T I N G T O N      F U N D S

Huntington VA International Equity Fund

Portfolio of Investments (continued)

December 31, 2011

Shares		Value

	Common Stocks — (continued)
	United Kingdom — (continued)
	Telecommunication Services — 2.1%
194,000	Vodafone Group PLC	$539,048

	Utilities — 1.9%
8,525	SSE PLC ADR	171,267
16,100	SSE PLC	322,825

		494,092

		5,169,005

	United States — 1.3%
	Energy — 1.3%
5,080	Schlumberger Ltd.	347,015

	Total Common Stocks (Cost $22,888,845)	22,613,294

	Exchange-Traded Funds — 2.3%
15,000	iShares MSCI Malaysia Index Fund	201,000
4,800	iShares MSCI South Korea Index Fund	250,848
13,100	iShares MSCI Taiwan Index Fund	153,401

	Total Exchange-Traded Funds (Cost $523,817)	605,249

Shares		Value

	Cash Equivalents — 10.7%
2,788,095	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$2,788,095

	Total Cash Equivalents (Cost $2,788,095)	2,788,095

	Total Investments (Cost $26,200,757) — 99.7%	26,006,638

	Other Assets in Excess of Liabilities — 0.3%	78,319

	Net Assets — 100.0%	$26,084,957

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

*	Non-income producing security.

ADR—American Depositary Receipt
PLC—Public Liability Co.

See Notes which are an integral part of the Financial Statements.

22

Huntington VA Macro 100 Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2011

Asset Allocation	Percentage of Market Value
Information Technology	20.4%
Energy	12.8%
Financials	12.1%
Health Care	11.5%
Consumer Staples	11.3%
Industrials	9.2%
Consumer Discretionary	8.5%
Cash[1]	4.5%
Utilities	3.6%
Materials	3.3%
Telecommunication Services	2.8%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2011, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2011

Shares		Value

	Common Stocks — 95.1%
	Consumer Discretionary — 8.5%
1,200	Comcast Corp., Class A	$28,452
4,100	D.R. Horton, Inc.	51,701
3,500	International Game Technology	60,200
2,000	Marriott International, Inc., Class A	58,340
400	McDonald’s Corp.	40,132
4,000	News Corp., Class A	71,360
940	Target Corp.	48,147
350	TJX Cos., Inc./The	22,593
200	VF Corp.	25,398
1,255	Viacom, Inc., Class A	56,990
1,600	Walt Disney Co./The	60,000

		523,313

	Consumer Staples — 11.2%
900	Clorox Co./The	59,904
470	Colgate-Palmolive Co.	43,423
2,770	ConAgra Foods, Inc.	73,128
1,150	Hershey Co./The	71,047
2,000	Kraft Foods, Inc., Class A	74,720
1,120	PepsiCo, Inc.	74,312
1,120	Procter & Gamble Co.	74,715
9,700	SUPERVALU, Inc.	78,764
2,090	Walgreen Co.	69,095
1,200	Wal-Mart Stores, Inc.	71,712

		690,820

	Energy — 12.7%
410	Apache Corp.	37,138
3,550	Chesapeake Energy Corp.	79,130
770	Chevron Corp.	81,928
800	ConocoPhillips	58,296

Shares		Value

	Energy — (continued)
1,763	Exxon Mobil Corp.	$149,432
1,050	FMC Technologies, Inc. *	54,842
700	Helmerich & Payne, Inc.	40,852
1,550	Marathon Oil Corp.	45,369
2,300	Marathon Petroleum Corp.	76,567
1,600	Peabody Energy Corp.	52,976
985	Schlumberger Ltd.	67,285
1,820	Valero Energy Corp.	38,311

		782,126

	Financials — 12.1%
700	Aflac, Inc.	30,282
2,700	Allstate Corp./The	74,007
1,390	American Express Co.	65,566
3,000	BB&T Corp.	75,510
940	Berkshire Hathaway, Inc., Class B *	71,722
1,770	Discover Financial Services	42,480
1,550	PNC Financial Services Group, Inc.	89,389
1,140	Prudential Financial, Inc.	57,137
1,390	State Street Corp.	56,031
990	Torchmark Corp.	42,956
3,450	U.S. Bancorp	93,323
1,590	Wells Fargo & Co.	43,820

		742,223

	Health Care — 11.5%
960	Amgen, Inc.	61,642
1,280	Baxter International, Inc.	63,334
1,000	Becton, Dickinson & Co.	74,720
1,440	Eli Lilly & Co.	59,846
900	Johnson & Johnson	59,022
900	McKesson Corp.	70,119

See Notes which are an integral part of the Financial Statements.

23

H U N T I N G T O N      F U N D S

Huntington VA Macro 100 Fund

Portfolio of Investments (continued)

December 31, 2011

Shares		Value

	Common Stocks — (continued)
	Health Care — (continued)
1,600	Medtronic, Inc.	$61,200
2,750	Mylan, Inc. *	59,015
1,810	Patterson Cos., Inc.	53,431
3,750	Pfizer, Inc.	81,150
12,600	Tenet Healthcare Corp. *	64,638

		708,117

	Industrials — 9.1%
290	Caterpillar, Inc.	26,274
800	Deere & Co.	61,880
1,100	General Dynamics Corp.	73,051
1,460	General Electric Co.	26,149
1,300	Honeywell International, Inc.	70,655
595	Illinois Tool Works, Inc.	27,792
510	Pall Corp.	29,147
370	Parker Hannifin Corp.	28,213
2,000	Quanta Services, Inc. *	43,080
740	Stericycle, Inc. *	57,661
470	Union Pacific Corp.	49,792
670	United Parcel Service, Inc., Class B	49,037
100	W.W. Grainger, Inc.	18,719

		561,450

	Information Technology — 20.3%
405	Apple, Inc. *	164,025
1,580	Autodesk, Inc. *	47,921
3,840	Cisco Systems, Inc.	69,427
1,040	Cognizant Technology Solutions Corp., Class A *	66,882
4,540	Dell, Inc. *	66,420
1,800	eBay, Inc. *	54,594
3,280	EMC Corp. *	70,651
820	Fiserv, Inc. *	48,167
230	Google, Inc., Class A *	148,557
2,900	Intel Corp.	70,325
735	International Business Machines Corp.	135,152
1,400	Jabil Circuit, Inc.	27,524
1,300	Lexmark International, Inc., Class A	42,991
2,200	Microsoft Corp.	57,112
1,135	NetApp, Inc. *	41,166
1,400	Oracle Corp.	35,910
1,300	VeriSign, Inc. *	46,436
3,200	Western Union Co./The	58,432

		1,251,692

	Materials — 3.3%
1,700	Ball Corp.	60,707
2,620	Dow Chemical Co./The	75,351
1,830	Freeport-McMoRan Copper & Gold, Inc. Class B	67,326

		203,384

	Telecommunication Services — 2.8%
2,000	AT&T, Inc.	60,480
940	CenturyLink, Inc.	34,968

Shares		Value

	Telecommunication Services — (continued)
113	Comverse Technology, Inc. *	$775
1,100	Verizon Communications, Inc.	44,132
2,500	Windstream Corp.	29,350

		169,705

	Utilities — 3.6%
470	Consolidated Edison, Inc.	29,154
610	Dominion Resources, Inc., Class A	32,379
800	Entergy Corp.	58,440
960	Exelon Corp.	41,635
470	Progress Energy, Inc.	26,329
635	Sempra Energy	34,925

		222,862

	Total Common Stocks (Cost $5,549,941)	5,855,692

	Cash Equivalents — 4.5%
277,908	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	277,908

	Total Cash Equivalents (Cost $277,908)	277,908

	Total Investments (Cost $5,827,849) — 99.6%	6,133,600

	Other Assets in Excess of Liabilities — 0.4%	27,088

	Net Assets — 100.0%	$6,160,688

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

*	Non-income producing security.

See Notes which are an integral part of the Financial Statements.

24

Huntington VA Mid Corp America Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2011

Asset Allocation	Percentage of Market Value
Information Technology	16.2%
Industrials	14.4%
Consumer Discretionary	10.3%
Health Care	10.0%
Financials	10.4%
Cash[1]	8.1%
Energy	8.1%
Real Estate Investment Trusts	7.1%
Consumer Staples	5.7%
Materials	5.7%
Utilities	3.5%
Telecommunication Services	0.5%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2011, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2011

Shares		Value

	Common Stocks —91.9%
	Consumer Discretionary —10.3%
810	Advance Auto Parts, Inc.	$56,400
1,000	American Public Education, Inc. *	43,280
3,020	Bob Evans Farms, Inc.	101,291
2,700	BorgWarner, Inc. *	172,098
1,900	Coinstar, Inc. *	86,716
2,500	Guess?, Inc.	74,550
4,860	Iconix Brand Group, Inc. *	79,169
3,130	Kohl’s Corp.	154,465
2,400	Mohawk Industries, Inc. *	143,640
5,268	Nordstrom, Inc.	261,872
3,020	PetSmart, Inc.	154,896
850	Ralph Lauren Corp.	117,368
1,840	Ross Stores, Inc.	87,455
2,170	Vitamin Shoppe, Inc. *	86,540
2,340	Wolverine World Wide, Inc.	83,398

		1,703,138

	Consumer Staples — 5.7%
7,760	Church & Dwight Co., Inc.	355,098
3,170	Constellation Brands, Inc., Class A *	65,524
3,850	Corn Products International, Inc.	202,471
3,500	Dr. Pepper Snapple Group, Inc.	138,180
4,330	Ruddick Corp.	184,631

		945,904

	Energy — 8.1%
6,428	Chesapeake Energy Corp.	143,280
5,520	CVR Energy, Inc. *	103,390
2,480	Helmerich & Payne, Inc.	144,733

Shares		Value

	Energy — (continued)
11,237	Lone Pine Resources, Inc. *	$78,771
2,000	Murphy Oil Corp.	111,480
3,724	Noble Energy, Inc.	351,508
2,020	Oceaneering International, Inc.	93,183
5,300	Seadrill Ltd.	175,854
1,393	Unit Corp. *	64,635
4,438	Weatherford International Ltd. *	64,972

		1,331,806

	Financials — 10.4%
3,400	Cincinnati Financial Corp.	103,564
3,259	City National Corp.	143,983
3,340	Community Bank System, Inc.	92,852
1,760	Cullen/Frost Bankers, Inc.	93,122
5,190	Discover Financial Services	124,560
480	Everest Re Group Ltd.	40,363
10,080	First American Financial Corp.	127,714
7,200	First Niagara Financial Group, Inc.	62,136
2,600	Invesco Ltd.	52,234
1,200	Jones Lang LaSalle, Inc.	73,512
5,440	Principal Financial Group, Inc.	133,824
2,630	Prosperity Bancshares, Inc.	106,121
1,350	T. Rowe Price Group, Inc.	76,883
5,560	Torchmark Corp.	241,248
7,968	Unum Group	167,886
1,190	Ventas, Inc.	65,605

		1,705,607

See Notes which are an integral part of the Financial Statements.

25

H U N T I N G T O N      F U N D S

Huntington VA Mid Corp America Fund

Portfolio of Investments (continued)

December 31, 2011

Shares		Value

	Common Stocks — (continued)
	Health Care — 10.0%
4,480	AmerisourceBergen Corp.	$166,611
1,480	Biogen Idec, Inc. *	162,874
5,907	Coventry Health Care, Inc. *	179,396
5,956	Life Technologies Corp. *	231,748
5,349	Lincare Holdings, Inc.	137,523
1,900	Quest Diagnostics, Inc.	110,314
3,940	St. Jude Medical, Inc.	135,142
2,840	STERIS Corp.	84,689
3,483	Thermo Fisher Scientific, Inc. *	156,631
4,720	Watson Pharmaceutical, Inc. *	284,805

		1,649,733

	Industrials — 14.4%
4,300	AECOM Technology Corp. *	88,451
1,275	Alliant Techsystems, Inc.	72,879
3,600	CNH Global NV *	129,564
5,712	Cooper Industries PLC	309,305
1,700	Cummins, Inc.	149,634
1,900	Elbit Systems Ltd.	77,235
2,800	EMCOR Group, Inc.	75,068
450	Flowserve Corp.	44,694
3,440	Jacobs Engineering Group, Inc. *	139,595
6,400	John Bean Technologies Corp.	98,368
6,538	Kennametal, Inc.	238,768
2,449	L-3 Communications Holdings, Inc.	163,299
2,834	Parker Hannifin Corp.	216,092
1,120	Rockwell International Corp.	82,174
4,170	Rollins, Inc.	92,657
2,500	Ryder System, Inc.	132,850
3,700	Thomas & Betts Corp. *	202,020
1,200	UniFirst Corp.	68,088

		2,380,741

	Information Technology — 16.2%
1,300	Amdocs Ltd. *	37,089
7,520	Autodesk, Inc. *	228,082
2,330	BMC Software, Inc. *	76,377
2,900	Broadcom Corp., Class A *	85,144
4,910	Citrix Systems, Inc. *	298,135
6,400	CTS Corp.	58,880
4,005	Fidelity National Information Services, Inc.	106,493
1,700	Fiserv, Inc. *	99,858
4,982	FLIR Systems, Inc.	124,899
4,810	Forrester Research, Inc. *	163,251
4,000	Harris Corp.	144,160
720	InterDigital, Inc.	31,370
3,330	j2 Global, Inc.	93,706
3,500	JDA Software Group, Inc. *	113,365
3,150	Molex, Inc.	75,159
3,748	NCR Corp. *	61,692
6,000	NVIDIA Corp. *	83,160
13,520	ON Semiconductor Corp. *	104,374
3,160	Progress Software Corp. *	61,146
2,120	SanDisk Corp. *	104,325

Shares		Value

	Information Technology — (continued)
3,800	Synopsys, Inc. *	$103,360
2,500	Syntel, Inc.	116,925
6,068	Teradata Corp. *	294,359

		2,665,309

	Materials — 5.7%
2,000	Albemarle Corp.	103,020
911	Allegheny Technologies, Inc.	43,546
2,200	AptarGroup, Inc.	114,774
1,400	Ball Corp.	49,994
2,160	Cia de Minas Buenaventura SA	82,814
3,300	FMC Corp.	283,932
1,450	PPG Industries, Inc.	121,060
700	Schnitzer Steel Industries, Inc.	29,596
1,100	Silver Wheaton Corp.	31,856
2,400	Sonoco Products Co.	79,104

		939,696

	Real Estate Investment Trusts — 7.1%
1,760	Alexandria Real Estate Equities, Inc.	121,387
3,260	Entertainment Properties Trust	142,495
1,100	Federal Realty Investment Trust	99,825
2,670	Highwoods Properties, Inc.	79,219
1,500	Home Properties, Inc.	86,355
1,500	Liberty Property Trust	46,320
2,620	Mack-Cali Realty Corp.	69,928
8,980	Medical Properties Trust, Inc.	88,633
1,600	Mid-America Apartment Communities, Inc.	100,080
2,040	PS Business Parks, Inc.	113,077
2,700	Rayonier, Inc.	120,501
2,240	Sovran Self Storage, Inc.	95,581

		1,163,401

	Telecommunication Services — 0.5%
3,410	MetroPCS Communications, Inc. *	29,599
1,100	TELUS Corp.	58,905

		88,504

	Utilities — 3.5%
2,210	CMS Energy Corp.	48,797
840	DTE Energy Co.	45,738
1,700	National Fuel Gas Co.	94,486
1,700	New Jersey Resources Corp.	83,640
4,100	Portland General Electric Co.	103,689
7,628	Questar Corp.	151,492
1,570	Xcel Energy, Inc.	43,395

		571,237

	Total Common Stocks (Cost $10,199,208)	15,145,076

See Notes which are an integral part of the Financial Statements.

26

Huntington VA Mid Corp America Fund

Portfolio of Investments (continued)

December 31, 2011

Shares		Value

	Cash Equivalents — 8.1%
1,329,367	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$1,329,367

	Total Cash Equivalents (Cost $1,329,367)	1,329,367

	Total Investments (Cost $11,528,575) — 100.0%	16,474,443

	Liabilities in Excess of Other Assets — (0.0)%	(2,851)

	Net Assets — 100.0%	$16,471,592

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

*	Non-income producing security.

See Notes which are an integral part of the Financial Statements.

27

H U N T I N G T O N      F U N D S

Huntington VA New Economy Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2011

Asset Allocation	Percentage of Market Value
Information Technology	18.4%
Consumer Discretionary	16.0%
Cash[1]	15.1%
Health Care	13.1%
Industrials	11.2%
Energy	9.9%
Materials	6.7%
Financials	4.8%
Consumer Staples	3.1%
Utilities	1.7%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2011, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2011

Shares		Value

	Common Stocks — 85.0%
	Consumer Discretionary — 16.0%
5,300	Buckle, Inc./The	$216,611
1,000	Chipotle Mexican Grill, Inc. *	337,740
5,700	Dick’s Sporting Goods, Inc.	210,216
3,100	Dollar Tree, Inc. *	257,641
2,100	Fossil, Inc. *	166,656
1,600	Tractor Supply Co.	112,240
4,000	Ulta Salon Cosmetics & Fragrance, Inc. *	259,680

		1,560,784

	Consumer Staples — 3.1%
2,000	Diamond Foods, Inc.	64,540
2,600	Hansen Natural Corp. *	239,564

		304,104

	Energy — 9.9%
3,000	Baker Hughes, Inc.	145,920
6,700	Basic Energy Services, Inc. *	131,990
1,100	CARBO Ceramics, Inc.	135,663
15,300	Clean Energy Fuels Corp. *	190,638
6,700	Complete Production Services, Inc.*	224,852
5,772	HollyFrontier Corp.	135,065

		964,128

	Financials — 4.8%
7,100	Montpelier Re Holdings Ltd.	126,025
6,000	MSCI, Inc., Class A *	197,580
2,700	Ventas, Inc.	148,851

		472,456

Shares		Value

	Health Care — 13.2%
3,000	athenahealth, Inc. *	$147,360
3,500	Catalyst Health Solutions, Inc. *	182,000
5,300	Cepheid, Inc. *	182,373
2,800	Cerner Corp. *	171,500
3,000	Computer Programs & Systems, Inc.	153,330
10,700	Mylan, Inc. *	229,622
5,000	Onyx Pharmaceuticals, Inc. *	219,750

		1,285,935

	Industrials — 11.2%
9,400	Colfax Corp. *	267,712
8,900	Corrections Corp. of America *	181,293
9,500	Greenbrier Cos., Inc./The *	230,660
3,100	Lindsay Corp.	170,159
11,100	Titan Machinery, Inc. *	241,203

		1,091,027

	Information Technology — 18.4%
2,200	BMC Software, Inc. *	72,116
6,500	Cognex Corp.	232,635
2,700	F5 Networks, Inc. *	286,524
4,000	NetApp, Inc. *	145,080
8,900	NVIDIA Corp. *	123,354
9,800	Riverbed Technology, Inc. *	230,300
1,300	Salesforce.com, Inc. *	131,898
1,600	SINA Corp. *	83,200
10,400	Skyworks Solutions, Inc. *	168,688
5,900	TIBCO Software, Inc. *	141,069
5,900	Western Digital Corp. *	182,605

		1,797,469

See Notes which are an integral part of the Financial Statements.

28

Huntington VA New Economy Fund

Portfolio of Investments (continued)

December 31, 2011

Shares		Value

	Common Stocks — (continued)
	Materials — 6.7%
19,000	American Vanguard Corp.	$253,460
1,400	CF Industries Holdings, Inc.	202,972
13,200	Titanium Metals Corp.	197,736

		654,168

	Utilities — 1.7%
2,300	Alliant Energy Corp.	101,453
1,200	National Fuel Gas Co.	66,696

		168,149

	Total Common Stocks (Cost $9,215,454)	8,298,220

Shares		Value
	Cash Equivalents — 15.1%
1,472,346	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$1,472,346

	Total Cash Equivalents (Cost $1,472,346)	1,472,346

	Total Investments (Cost $10,687,800) — 100.1%	9,770,566

	Liabilities in Excess of Other Assets — (0.1)%	(12,086)

	Net Assets — 100.0%	$9,758,480

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

*	Non-income producing security.

See Notes which are an integral part of the Financial Statements.

29

H U N T I N G T O N      F U N D S

Huntington VA Real Strategies Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2011

Asset Allocation	Percentage of Market Value
Energy	25.4%
Materials	21.4%
Industrials	13.3%
Cash[1]	12.2%
Real Estate Investment Trusts	8.7%
Real Estate Investments	5.9%
Consurmer Staples	5.6%
Exchange-Traded Funds	4.9%
Closed-End Fund	2.5%
Options Purchased	0.1%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2011, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2011

Shares		Value

	Common Stocks — 74.8%
	Consumer Staples — 5.6%
1,060	Bunge Ltd.	$60,632
6,040	Dean Foods Co. *	67,648
2,920	Smithfield Foods, Inc. *	70,898

		199,178

	Energy — 25.6%
1,900	Cameco Corp.	34,295
2,000	Canadian Natural Resources Ltd.	74,740
2,900	Canadian Oil Sands Ltd.	66,117
2,000	Chesapeake Energy Corp.	44,580
2,840	El Paso Corp.	75,459
1,470	Enterprise Products Partners LP	68,179
576	HollyFrontier Corp.	13,478
1,200	Hugoton Royalty Trust	22,632
1,700	Linn Energy LLC	64,447
1,000	National Oilwell Varco, Inc.	67,990
2,000	Natural Resource Partners LP	54,220
1,400	Petroleo Brasileiro SA ADR	34,790
800	Rowan Cos., Inc. *	24,264
1,200	Sasol Ltd. ADR	56,880
400	Schlumberger Ltd.	27,324
1,400	Spectra Energy Corp.	43,050
886	StatoilHydro ASA ADR	22,690
18,500	Uranium Energy Corp. *	56,610
2,600	Valero Energy Corp.	54,730

		906,475

	Industrials — 13.4%
1,200	AGCO Corp. *	51,564
300	Canadian National Railway Co.	23,568
1,900	Chicago Bridge & Iron Co. NV	71,820
1,300	Deere & Co.	100,555
2,100	Harsco Corp.	43,218

Shares		Value

	Industrials — (continued)
1,100	Lindsay Corp.	$60,379
1,200	Robbins & Myers, Inc.	58,260
700	Valmont Industries, Inc.	63,553

		472,917

	Materials — 21.5%
650	Agrium, Inc.	43,621
800	Allegheny Technologies, Inc.	38,240
700	AngloGold Ashanti Ltd. ADR	29,715
1,400	Barrick Gold Corp.	63,350
400	BHP Billiton Ltd. ADR	28,252
2,140	Cia de Minas Buenaventura SA	82,048
2,700	Olin Corp.	53,055
2,620	Pan American Silver Corp.	57,142
1,110	Potash Corporation of Saskatchewan, Inc.	45,821
400	Praxair, Inc.	42,760
980	Rio Tinto PLC ADR	47,942
1,000	Sociedad Quimica y Minera de Chile SA ADR	53,850
3,170	Southern Copper Corp.	95,671
1,900	Vale SA ADR	40,755
1,000	Yara International ASA ADR	39,850

		762,072

	Real Estate Investment Trusts — 8.7%
500	AvalonBay Communities, Inc.	65,300
400	Boston Properties, Inc.	39,840
4,700	Duke Realty Corp.	56,635
2,100	Rayonier, Inc.	93,723
703	Vornado Realty Trust	54,033

		309,531

	Total Common Stocks (Cost $2,539,309)	2,650,173

See Notes which are an integral part of the Financial Statements.

30

Huntington VA Real Strategies Fund

Portfolio of Investments (continued)

December 31, 2011

Shares/ Contracts		Value

	Real Estate Investments (a)(b)(c) — 5.9%
	Discount Retail Portfolio II DST *	$50,437
	Grocery & Pharmacy DST	49,152
	New York Power DST	49,952
	Scotts Gahanna LLC *	59,510

	Total Real Estate Investments (Cost $206,000)	209,051

	Exchange-Traded Funds — 4.9%
2,700	Market Vectors Junior Gold Miners Fund	66,690
400	Market Vectors Oil Services ETF	45,940
2,100	PowerShares DB Agriculture Fund *	60,648

	Total Exchange-Traded Funds (Cost $208,529)	173,278

	Closed-End Fund — 2.5%
4,500	Central Fund of Canada Ltd., Class A	88,200

	Total Closed-End Fund (Cost $74,634)	88,200

	Options Purchased — 0.1%
15	iPath S&P 500 VIX Mid Term Futures ETN, Call @ $65, Expiring January 2012	1,575
15	iPath S&P 500 VIX Mid Term Futures ETN, Put @ $55, Expiring January 2012	712
5	Market Vectors Gold Miners ETF, Call @ $55, Expiring January 2012	240

	Total Options Purchased (Cost $24,180)	2,527

Shares		Value

	Cash Equivalents — 12.2%
433,113	Huntington Money Market Fund, Interfund Shares, 0.010% (d) (e) (f)	$433,113

	Total Cash Equivalents (Cost $433,113)	433,113

	Total Investments (Cost $3,485,765) — 100.4%	3,556,342

	Liabilities in Excess of Other Assets — (0.4)%	(15,556)

	Net Assets — 100.0%	$3,540,786

(a)	Illiquid security.

(b)	Investments are currently being valued according to the fair value procedures approved by the Pricing Committee.

(c)	Investments do not offer shares. Fair value represents direct ownership of Real Estate Investment.

(d)	Investment in affiliate.

(e)	Rate disclosed is the seven day yield as of December 31, 2011.

(f)	All or a portion of the security is held as collateral for written put options.

*	Non-income producing security.

ADR—American Depositary Receipt
DST—Delaware Statutory Trust
ETF—Exchange-Traded Fund
ETN—Exchange-Traded Note
LLC—Limited Liability Co.
LP—Limited Partnership
LLC—Limited Liability Co.
PLC—Public Liability Co.

See Notes which are an integral part of the Financial Statements.

31

H U N T I N G T O N      F U N D S

Huntington VA Rotating Markets Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2011

Asset Allocation	Percentage of Market Value
Industrials	20.5%
Information Technology	16.9%
Consumer Staples	14.1%
Energy	11.6%
Consumer Discretionary	10.8%
Financials	8.8%
Health Care	7.5%
Telecommunication Services	4.2%
Materials	3.3%
Cash[1]	2.3%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2011, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2011

Shares		Value

	Common Stocks — 97.6%
	Consumer Discretionary — 10.9%
3,800	Home Depot, Inc.	$159,752
3,900	McDonald’s Corp.	391,287
4,000	Walt Disney Co./The	150,000

		701,039

	Consumer Staples — 14.1%
3,900	Coca-Cola Co./The	272,883
3,900	Kraft Foods, Inc., Class A	145,704
3,900	Procter & Gamble Co.	260,169
3,900	Wal-Mart Stores, Inc.	233,064

		911,820

	Energy — 11.5%
3,900	Chevron Corp.	414,960
3,900	Exxon Mobil Corp.	330,564

		745,524

	Financials — 8.8%
3,900	American Express Co.	183,963
3,900	Bank of America Corp.	21,684
3,900	JPMorgan Chase & Co.	129,675
3,900	Travelers Cos., Inc./The	230,763

		566,085

	Health Care — 7.5%
3,900	Johnson & Johnson	255,762
3,900	Merck & Co., Inc.	147,030
3,900	Pfizer, Inc.	84,396

		487,188

Shares		Value

	Industrials — 20.5%
3,900	3M Co.	$318,747
3,900	Boeing Co./The	286,065
4,000	Caterpillar, Inc.	362,400
3,900	General Electric Co.	69,849
3,900	United Technologies Corp.	285,051

		1,322,112

	Information Technology — 16.8%
4,000	Cisco Systems, Inc.	72,320
4,000	Hewlett-Packard Co.	103,040
3,900	Intel Corp.	94,575
3,900	International Business Machines Corp.	717,132
3,900	Microsoft Corp.	101,244

		1,088,311

	Materials — 3.3%
4,000	Alcoa, Inc.	34,600
3,900	Du Pont (E.I.) de Nemours & Co.	178,542

		213,142

	Telecommunication Services — 4.2%
3,900	AT&T, Inc.	117,936
3,900	Verizon Communications, Inc.	156,468

		274,404

	Total Common Stocks (Cost $5,306,862)	6,309,625

See Notes which are an integral part of the Financial Statements.

32

Huntington VA Rotating Markets Fund

Portfolio of Investments (continued)

December 31, 2011

Shares		Value

	Cash Equivalents — 2.4%
151,793	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$151,793

	Total Cash Equivalents (Cost $151,793)	151,793

	Total Investments (Cost $5,458,655) — 100.0%	6,461,418

	Other Assets in Excess of Liabilities — 0.0%	1,010

	Net Assets — 100.0%	$6,462,428

(a)	Investment in affiliate.
(b)	Rate disclosed is the seven day yield as of December 31, 2011.

See Notes which are an integral part of the Financial Statements.

33

H U N T I N G T O N      F U N D S

Huntington VA Situs Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2011

Asset Allocation	Percentage of Market Value
Information Technology	17.9%
Cash[1]	13.6%
Industrials	12.9%
Energy	12.6%
Health Care	12.3%
Financials	11.4%
Consumer Discretionary	8.6%
Materials	6.5%
Utilities	1.5%
Consumer Staples	1.2%
Real Estate Investment Trusts	0.9%
Telecommunication Services	0.3%
Exchange-Traded Funds	0.3%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2011, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2011

Shares		Value

	Common Stocks — 89.5%
	Bermuda — 1.7%
	Financials — 1.7%
15,750	Arch Capital Group Ltd. *	$586,373

	Brazil — 0.1%
	Consumer Staples — 0.1%
1,000	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	36,430

	Chile — 0.1%
	Materials — 0.1%
800	Sociedad Quimica y Minera de Chile SA ADR	43,080

	Finland — 0.8%
	Industrials — 0.8%
2,000	Cargotec Oyj	59,476
4,200	Kone Oyj	217,949

		277,425

	Germany — 0.3%
	Consumer Discretionary — 0.2%
1,500	Douglas Holding AG	53,963

	Health Care — 0.1%
1,900	Stada Arzneimittel AG	47,331

		101,294

	Hong Kong — 0.2%
	Consumer Discretionary — 0.2%
13,000	Television Broadcasts Ltd.	78,838

Shares		Value

	Ireland — 0.4%
	Consumer Staples — 0.4%
3,500	Kerry Group PLC	$128,111

	Japan — 0.5%
	Consumer Discretionary — 0.2%
2,000	Honda Motor Co. Ltd. ADR	61,100

	Industrials — 0.1%
3,500	Sato Corp.	43,471

	Information Technology — 0.2%
14,800	Furuno Electric Co. Ltd.	70,952

		175,523

	Sweden — 0.0%
	Consumer Discretionary — 0.0%
4,800	Haldex AB	17,575

	Switzerland — 0.2%
	Consumer Discretionary — 0.2%
2,000	Garmin Ltd.	79,620

	United Kingdom — 0.5%
	Consumer Discretionary — 0.1%
4,800	Concentric AB *	27,827

	Industrials — 0.4%
26,424	HALMA PLC	135,598

		163,425

See Notes which are an integral part of the Financial Statements.

34

Huntington VA Situs Fund

Portfolio of Investments (continued)

December 31, 2011

Shares		Value

	Common Stocks — (continued)
	United States — 84.7%
	Consumer Discretionary — 8.0%
52,000	Cabela’s, Inc. *	$1,321,840
3,000	Jakks Pacific, Inc.	42,330
1,500	Papa John’s International, Inc. *	56,520
3,500	Ralph Lauren Corp.	483,280
2,000	Rent-A-Center, Inc.	74,000
25,000	Sonic Corp. *	168,250
8,000	Sturm Ruger & Co., Inc.	267,680
15,000	Urban Outfitters, Inc. *	413,400

		2,827,300

	Consumer Staples — 0.7%
700	Darling International, Inc. *	9,303
7,100	Fresh Del Monte Produce, Inc.	177,571
1,500	Sanderson Farms, Inc.	75,195

		262,069

	Energy — 13.1%
10,000	Alliance Resource Partners LP	755,800
4,000	Atwood Oceanics, Inc. *	159,160
6,500	Carbo Ceramics, Inc.	801,645
11,000	Denbury Resources, Inc. *	166,100
1,000	Dril-Quip, Inc. *	65,820
4,000	GeoResources, Inc. *	117,240
1,744	Helix Energy Solutions Group, Inc. *	27,555
9,000	Lufkin Industries, Inc.	605,790
8,000	Newfield Exploration Co. *	301,840
16,000	OYO Geospace Corp. *	1,237,280
5,000	SM Energy Co.	365,500

		4,603,730

	Financials — 10.2%
30,000	Cullen/Frost Bankers, Inc.	1,587,300
8,500	Equity One, Inc.	144,330
2,000	Evercore Partners, Inc.	53,240
1,200	EZCORP, Inc., Class A *	31,644
8,000	International Bancshares Corp.	146,680
15,000	Protective Life Corp.	338,400
35,000	Raymond James Financial, Inc.	1,083,600
5,000	SCBT Financial Corp.	145,050
1,500	WSFS Financial Corp.	53,940

		3,584,184

	Health Care — 12.6%
20,000	Albany Molecular Research, Inc. *	58,600
4,500	AmSurg Corp. *	117,180
650	Bio-Rad Laboratories, Inc., Class A *	62,426
17,000	Cerner Corp. *	1,041,250
15,000	Edwards LifeSciences Corp. *	1,060,500
3,000	Healthways, Inc. *	20,580
3,000	Kindred Healthcare, Inc. *	35,310
18,000	Lincare Holdings, Inc.	462,780
15,000	Myriad Genetics, Inc. *	314,100
7,000	Osiris Therapeutics, Inc. *	37,450
1	PharMerica Corp. *	15
1,500	PSS World Medical, Inc. *	36,285
20,000	Watson Pharmaceutical, Inc. *	1,206,800

		4,453,276

Shares		Value

	Industrials — 12.2%
1,000	American Superconductor Corp. *	$3,690
5,000	BE Aerospace, Inc. *	193,550
20,000	EnPro Industries, Inc. *	659,600
12,000	Flowserve Corp.	1,191,840
20,000	Harsco Corp.	411,600
2,000	Mine Safety Appliances Co.	66,240
10,000	Quanta Services, Inc. *	215,400
1,000	Ryder System, Inc.	53,140
22,000	Southwest Airlines Co.	188,320
32,000	Trinity Industries, Inc.	961,920
10,000	Watts Water Technologies, Inc., Class A	342,100

		4,287,400

	Information Technology — 18.4%
10,000	ACI Worldwide, Inc. *	286,400
17,000	Anixter International, Inc. *	1,013,880
4,000	Black Box Corp.	112,160
6,000	Cardtronics, Inc. *	162,360
17,000	Diodes, Inc. *	362,100
3,000	Exlservice Holdings, Inc. *	67,110
3,000	Hutchinson Technology, Inc. *	4,500
6,000	Imation Corp. *	34,380
50,000	Jabil Circuit, Inc.	983,000
27,000	Red Hat, Inc. *	1,114,830
10,000	ScanSource, Inc. *	360,000
10,000	Sigma Designs, Inc. *	60,000
20,000	Standard Microsystems Corp. *	515,400
28,000	Trimble Navigation Ltd. *	1,215,200
10,000	TriQuint Semiconductor, Inc. *	48,700
5,500	Tyler Technologies, Inc. *	165,605

		6,505,625

	Materials — 6.6%
5,000	Albemarle Corp.	257,550
7,000	Buckeye Technologies, Inc.	234,080
3,000	Commercial Metals Co.	41,490
2,500	Eagle Materials, Inc.	64,150
7,000	Eastman Chemical Co.	273,420
9,000	Owens-Illinois, Inc. *	174,420
11,000	Quaker Chemical Corp.	427,790
4,000	RTI International Metals, Inc. *	92,840
4,800	Scotts Miracle-Gro Co., Class A	224,112
2,000	Terra Nitrogen Co. LP	335,220
5,000	Texas Industries, Inc. *	153,900
1,000	United States Lime & Minerals, Inc.*	60,110

		2,339,082

	Real Estate Investment Trusts — 1.0%
3,500	Camden Property Trust, 5.000%	217,840
1,064	CBL & Associates Properties, Inc.	16,705
5,000	Weingarten Realty Investors	109,100

		343,645

	Telecommunication Services — 0.3%
12,300	General Communication, Inc., Class A *	120,417

See Notes which are an integral part of the Financial Statements.

35

H U N T I N G T O N      F U N D S

Huntington VA Situs Fund

Portfolio of Investments (continued)

December 31, 2011

Shares		Value

	Common Stocks — (continued)
	Utilities — 1.6%
1,000	AGL Resources, Inc.	$42,260
5,000	Hawaiian Electric Industries, Inc.	132,400
6,000	Portland General Electric Co.	151,740
7,500	UGI Corp.	220,500
		546,900

		29,873,628

	Total Common Stocks (Cost $27,933,194)	31,561,322

	Exchange-Traded Funds — 0.3%
	United States — 0.3%
3,500	iShares FTSE China 25 Index Fund	122,045

	Total Exchange-Traded Funds (Cost $89,145)	122,045

Shares		Value

	Cash Equivalents — 14.2%
4,985,370	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	$4,985,370

	Total Cash Equivalents (Cost $4,985,370)	4,985,370

	Total Investments (Cost $33,007,709) — 104.0%	36,668,737

	Liabilities in Excess of Other Assets — (4.0)%	(1,398,063)

	Net Assets — 100.0%	$35,270,674

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of December 31, 2011.

*	Non-income producing security.

ADR—American Depositary Receipt
LP—Limited Partnership

See Notes which are an integral part of the Financial Statements.

36

Huntington VA Mortgage Securities Fund

Portfolio of Investments Summary Table (Unaudited)

December 31, 2011

Asset Allocation	Percentage of Market Value
U.S. Government Mortgage Backed Agencies	68.3%
U.S. Government Agencies	12.2%
Real Estate Investment Trusts	10.7%
Collateralized Mortgage Obligations	5.1%
Cash[1]	3.7%

Total	100.0%

[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. Percentages in the table above, as of December 31, 2011, are based on total investments, which may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments Summary Table and the Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

December 31, 2011

Principal Amount		Value

	U.S. Government Mortgage Backed Agencies — 68.2%
	Federal Home Loan Mortgage Corporation — 19.2%
$ 17,229	Pool # M80982, 5.000%, 7/1/12	$17,626
12,593	Pool # M81004, 5.000%, 1/1/13	12,884
8,993	Pool # B18052, 4.500%, 3/1/15	9,260
18,721	Pool # J03237, 5.500%, 8/1/16	20,279
10,760	Pool # E96459, 5.000%, 5/1/18	11,588
109,918	Pool # J10396, 4.000%, 7/1/19	116,493
10,772	Pool # G18008, 4.500%, 9/1/19	11,480
5,864	Pool # G18015, 4.500%, 10/1/19	6,249
47,947	Pool # G12286, 5.000%, 7/1/21	51,607
39,394	Pool # G12297, 6.000%, 7/1/21	42,919
43,664	Pool # G12425, 5.500%, 10/1/21	47,297
64,388	Pool # E02402, 6.000%, 10/1/22	70,473
31,792	Pool # C90779, 5.000%, 1/1/24	34,675
11,585	Pool # C90837, 5.500%, 6/1/24	12,673
127,344	Pool # G13629, 4.500%, 8/1/24	135,022
124,492	Pool # J11053, 4.500%, 10/1/24	131,998
231,615	Pool # J11829, 4.000%, 3/1/25	245,253
165,407	Pool # E02696, 4.000%, 5/1/25	173,647
25,766	Pool # C91000, 6.000%, 11/1/26	28,324
239,429	Pool # D97248, 5.500%, 4/1/27	259,976
81,069	Pool # C91175, 5.000%, 5/1/28	87,202
157,790	Pool # C91251, 4.500%, 6/1/29	167,987
214,632	Pool # C91284, 4.500%, 1/1/30	228,502
237,166	Pool # C91296, 5.000%, 4/1/30	255,110
34,111	Pool # 1G0865, 4.826%, 7/1/35 (a)	36,041
76,812	Pool # A55565, 6.000%, 12/1/36	84,628
83,998	Pool # G03498, 5.500%, 11/1/37	91,259
307,932	Pool # A93316, 4.500%, 8/1/40	326,485
252,166	Pool # A93936, 4.500%, 9/1/40	267,358
451,315	Pool # A94008, 4.000%, 9/1/40	474,033
293,276	Pool # G06784, 3.500%, 10/1/41	301,378

		3,759,706

Principal Amount		Value

	Federal National Mortgage Association — 38.4%
$114,739	Pool # 786729, 5.500%, 8/1/19	$125,686
64,338	Pool # 254501, 5.500%, 9/1/22	70,574
254,101	Pool # 962070, 4.000%, 3/1/23	268,070
107,757	Pool # 889255, 5.000%, 3/1/23	116,118
10,246	Pool # 254908, 5.000%, 9/1/23	11,074
6,588	Pool # 255360, 5.000%, 8/1/24	7,202
163,827	Pool # 935763, 4.000%, 11/1/24	174,881
385,410	Pool # 932438, 4.000%, 1/1/25	406,597
26,733	Pool # 255711, 5.500%, 4/1/25	29,324
22,743	Pool # 357771, 5.000%, 5/1/25	24,866
25,711	Pool # 255745, 5.500%, 5/1/25	28,202
84,976	Pool # 255834, 4.500%, 6/1/25	92,105
25,571	Pool # 255767, 5.500%, 6/1/25	28,049
19,736	Pool # 255808, 5.000%, 7/1/25	21,504
70,615	Pool # 255984, 4.500%, 11/1/25	76,230
25,511	Pool # 256116, 6.000%, 2/1/26	28,135
95,765	Pool # 257163, 5.000%, 4/1/28	103,564
204,870	Pool # 257237, 4.500%, 6/1/28	219,495
66,461	Pool # 257238, 5.000%, 6/1/28	71,874
244,053	Pool # MA0022, 4.500%, 4/1/29	261,170
162,090	Pool # MA0115, 4.500%, 7/1/29	173,358
208,916	Pool # AC1219, 4.500%, 8/1/29	223,438
139,965	Pool # MA0171, 4.500%, 9/1/29	149,694
287,809	Pool # MA0443, 5.000%, 5/1/30	311,068
210,729	Pool # MA0563, 4.000%, 11/1/30	222,687
275,897	Pool # MA0776, 4.500%, 6/1/31	295,075
231,479	Pool # MA0804, 4.000%, 7/1/31	244,614
12,931	Pool # 721540, 5.000%, 7/1/33	13,984
80,424	Pool # 746683, 5.500%, 10/1/33	89,575
20,090	Pool # 786457, 5.290%, 7/1/34 (a)	21,566
16,297	Pool # 845573, 5.402%, 2/1/36 (a)	17,404
70,273	Pool # 831487, 5.500%, 4/1/36	76,666
91,528	Pool # 745511, 5.000%, 4/1/36	98,939
86,287	Pool # 868935, 5.500%, 5/1/36	94,136
54,183	Pool # 903812, 5.500%, 12/1/36	59,112
26,709	Pool # 907484, 6.000%, 1/1/37	29,439

See Notes which are an integral part of the Financial Statements.

37

H U N T I N G T O N      F U N D S

Huntington VA Mortgage Securities Fund

Portfolio of Investments (continued)

December 31, 2011

Principal Amount		Value

	U.S. Government Mortgage Backed Agencies — (continued)
	Federal National Mortgage Association — (continued)
$216,091	Pool # AD7906, 5.000%, 7/1/40	$233,690
412,193	Pool # AD7724, 5.000%, 7/1/40	445,763
458,277	Pool # AE4310, 4.000%, 9/1/40	481,846
269,975	Pool # AE7535, 4.000%, 10/1/40	283,860
246,993	Pool # AE0395, 4.500%, 10/1/40	262,883
225,686	Pool # AE4628, 4.500%, 10/1/40	240,352
259,081	Pool # AE8395, 4.000%, 11/1/40	272,406
474,034	Pool # AH6655, 4.000%, 2/1/41	498,414
497,780	Pool # AJ5469, 3.500%, 11/1/41	512,387

		7,517,076

	Government National Mortgage Association — 10.6%
9,667	Pool # 3590, 5.500%, 8/20/19	10,550
26,039	Pool # 3708, 5.500%, 5/20/20	28,376
39,118	Pool # 3741, 4.500%, 8/20/20	42,515
31,971	Pool # 683937, 6.000%, 2/15/23	34,937
126,700	Pool # 666057, 5.000%, 3/15/23	137,718
180,181	Pool # 4886, 4.500%, 12/20/25	194,900
410,533	Pool # 3457, 4.500%, 10/20/33	450,611
8,060	Pool # 3571, 6.500%, 6/20/34	9,216
110,214	Pool # 605653, 5.500%, 8/15/34	124,353
6,890	Pool # 3637, 5.500%, 11/20/34	7,776
166,962	Pool # 3689, 4.500%, 3/20/35	183,105
26,194	Pool # 3710, 5.000%, 5/20/35	29,126
27,286	Pool # 650348, 5.500%, 11/15/35	30,744
136,992	Pool # 676974, 5.500%, 5/15/38	153,881
218,728	Pool # 733602, 5.000%, 4/15/40	243,546
371,507	Pool # 4978, 4.500%, 3/20/41	405,976

		2,087,330

	Total U.S. Government Mortgage Backed Agencies (Cost $12,868,456)	13,364,112

	U.S. Government Agencies — 12.1%
	Federal Farm Credit Bank — 6.5%
250,000	2.125%, 6/18/12	252,259
500,000	1.500%, 11/16/15	511,027
500,000	2.580%, 6/8/18	525,421

		1,288,707

	Federal Home Loan Bank — 4.3%
500,000	3.125%, 12/8/17	548,857
250,000	4.125%, 12/13/19	289,565

		838,422

	Federal National Mortgage Association — 1.3%
250,000	1.125%, 9/17/13	252,956

	Total U.S. Government Agencies (Cost $2,251,697)	2,380,085

Shares		Value

	Common Stocks — 10.7%
	Real Estate Investment Trusts — 10.7%
1,553	Acadia Realty Trust	$31,277
1,200	Alexandria Real Estate Equities, Inc.	82,764
2,500	American Campus Communities, Inc.	104,900
500	Associated Estates Realty Corp.	7,975
500	BioMed Realty Trust, Inc.	9,040
1,000	Boston Properties, Inc.	99,600
500	Brookfield Office Properties, Inc.	7,820
1,000	Cogdell Spencer, Inc.	4,250
500	Colonial Properties Trust	10,430
1,700	Coresite Realty Corp.	30,294
100	DDR Corp.	1,217
300	DiamondRock Hospitality Co.	2,892
1,700	Digital Realty Trust, Inc.	113,339
2,000	Douglas Emmett, Inc.	36,480
4,200	Duke Realty Corp.	50,610
700	DuPont Fabros Technology, Inc.	16,954
1,800	EastGroup Properties, Inc.	78,264
1,300	Equity Lifestyle Properties, Inc.	86,697
1,100	Equity Residential	62,733
800	Essex Property Trust, Inc.	112,408
700	Excel Trust, Inc.	8,400
300	Extra Space Storage, Inc.	7,269
300	Federal Realty Investment Trust	27,225
700	HCP, Inc.	29,001
200	Health Care REIT, Inc.	10,906
1,600	Home Properties, Inc.	92,112
3,614	Host Hotels & Resorts, Inc.	53,379
1,000	Kimco Realty Corp.	16,240
1,500	Kite Realty Group Trust	6,765
3,500	LaSalle Hotel Properties	84,735
1,713	Macerich Co./The	86,678
1,600	Mack-Cali Realty Corp.	42,704
900	National Retail Properties, Inc.	23,742
1,400	Pennsylvania Real Estate Investment Trust	14,616
100	Post Properties, Inc.	4,372
946	ProLogis, Inc.	27,046
800	Public Storage, Inc.	107,568
400	Regency Centers Corp.	15,048
200	Sabra Health Care REIT, Inc.	2,418
1,100	Simon Property Group, Inc.	141,834
600	SL Green Realty Corp.	39,984
200	Sovran Self Storage, Inc.	8,534
1,400	Tanger Factory Outlet Centers, Inc.	41,048
816	UDR, Inc.	20,482
2,286	Ventas, Inc.	126,027
616	Vornado Realty Trust	47,346
2,800	Weingarten Realty Investors	61,096
200	Westfield Group	1,598
200	Westfield Retail Trust	509

	Total Common Stocks (Cost $1,738,939)	2,098,626

See Notes which are an integral part of the Financial Statements.

38

Huntington VA Mortgage Securities Fund

Portfolio of Investments (continued)

December 31, 2011

Principal Amount		Value

	Collateralized Mortgage Obligations — 5.1%
	Federal Home Loan Bank — 1.2%
$ 81,478	Series 00-0606, 5.270%, 12/28/12	$84,360
26,751	Series 6B-2012, 5.125%, 4/25/12	27,075
69,125	Series 7I-2012, 5.000%, 6/15/12	70,277
27,919	Series SK-2012, 5.140%, 8/18/15	30,066
18,587	Series Z2-2013, 4.800%, 2/25/13	19,202

		230,980

	Federal Home Loan Mortgage Corporation — 2.4%
89,324	Series 2541, 5.500%, 11/15/20	89,985
25,934	Series 2542, 5.500%, 2/15/22	26,224
35,221	Series 2672, 5.500%, 8/15/31	36,300
32,209	Series 2770, 4.000%, 1/15/18	33,005
200,000	Series 2784, 4.000%, 4/15/19	213,853
24,386	Series R005, 5.500%, 12/15/18	24,765
57,549	Series R010, 5.500%, 12/15/19	59,144

		483,276

	Federal National Mortgage Association — 0.2%
30,613	Series 1999-13, 6.000%, 4/25/29	34,345

	Government National Mortgage Association — 1.1%
200,000	Series 2005-55, 5.000%, 5/20/32	206,704
7,021	Series 2008-87, 5.500%, 4/20/36	7,028

		213,732

	Residential Whole Loans — 0.2%
35,122	Citicorp Mortgage Securities, Inc., 5.500%, 10/25/35	34,599

	Total Collateralized Mortgage Obligations (Cost $958,977)	996,932

Shares		Value

	Cash Equivalents — 3.7%
724,088	Huntington Money Market Fund, Interfund Shares, 0.010% (b) (c)	$724,088

	Total Cash Equivalents (Cost $724,088)	724,088

	Total Investments (Cost $18,542,157) — 99.8%	19,563,843

	Other Assets in Excess of Liabilities — 0.2%	29,854

	Net Assets — 100.0%	$19,593,697

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2011.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of December 31, 2011.

See Notes which are an integral part of the Financial Statements.

39

H U N T I N G T O N      F U N D S

Huntington Funds

Statements of Assets and Liabilities

December 31, 2011

	Huntington VA Balanced Fund	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Income Equity Fund
Assets:
Investments, at cost	$37,321,103	$30,371,068	$16,152,883	$18,503,732

Investments, at value	$—	$31,200,695	$16,034,749	$19,759,025
Investments in affiliated securities, at value	39,280,807	586,341	1,057,957	208,178

Total investments	39,280,807	31,787,036	17,092,706	19,967,203
Cash	—	3,700	—	—
Income receivable	27,263	99,820	19,655	70,287
Receivable for investments sold	—	—	1,603,936	—
Receivable for shares sold	20,653	3,692	791	9,846
Receivable from Advisor	13,045	—	—	—
Prepaid expenses and other assets	2,534	2,377	2,116	2,152

Total assets	39,344,302	31,896,625	18,719,204	20,049,488
Liabilities:
Payable for investments purchased	—	—	1,079,210	—
Payable for shares redeemed	936	36,298	6,809	183
Accrued expenses and other payables
Investment advisor fees	—	16,141	9,019	10,085
Administration fees	6,023	4,902	2,739	3,063
Custodian fees	623	1,473	850	961
Professional fees	3,916	3,097	1,756	1,930
Financial administration fees	300	1,931	1,116	1,321
Printing and postage	5,819	4,800	2,805	2,958
Transfer agent fees	1,587	1,463	1,089	1,228
Compliance service fees	454	229	145	133
Other	491	434	316	415

Total Liabilities	20,149	70,768	1,105,854	22,277

Net Assets	$39,324,153	$31,825,857	$17,613,350	$20,027,211

Net Assets consist of:
Paid in capital	$36,950,345	$40,356,839	$18,659,583	$23,217,011
Net unrealized appreciation of investments, options and translations of assets and liabilities in foreign currency	1,959,704	1,415,968	939,823	1,463,471
Accumulated net realized loss on investments, options and foreign currency transactions	(243,099)	(11,172,163)	(2,061,031)	(5,423,349)
Accumulated net investment income	657,203	1,225,213	74,975	770,078

Net Assets	$39,324,153	$31,825,857	$17,613,350	$20,027,211

Shares Outstanding	2,941,346	3,163,191	2,328,750	2,219,650

Net Asset Value, Redemption Price and Offering Price Per Share:
(Net asset value, offering and redemption price per share)	$13.37	$10.06	$7.56	$9.02

See Notes which are an integral part of the Financial Statements.

40

Huntington Funds

Statements of Assets and Liabilities

December 31, 2011

	Huntington VA International Equity Fund	Huntington VA Macro 100 Fund	Huntington VA Mid Corp America Fund	Huntington VA New Economy Fund
Assets:
Investments, at cost	$26,200,757	$5,827,849	$11,528,575	$10,687,800

Investments, at value	$23,218,543	$5,855,692	$15,145,076	$8,298,220
Investments in affiliated securities, at value	2,788,095	277,908	1,329,367	1,472,346

Total investments	26,006,638	6,133,600	16,474,443	9,770,566
Cash	3,408	—	—	—
Foreign currencies, at value (Cost $10, $-, $- and $-)	13	—	—	—
Income receivable	64,039	8,300	20,420	1,762
Receivable for investments sold	4,490	—	—	—
Receivable for shares sold	27,293	25,639	100	791
Tax reclaims receivable	9,086	—	—	—
Prepaid expenses and other assets	2,268	1,906	2,086	1,982

Total assets	26,117,235	6,169,445	16,497,049	9,775,101
Liabilities:
Payable for shares redeemed	986	40	5,417	4,565
Accrued expenses and other payables
Investment advisor fees	13,058	3,098	8,419	5,029
Administration fees	3,965	941	2,556	1,527
Custodian fees	3,237	306	869	552
Professional fees	2,706	577	1,618	915
Financial administration fees	2,379	1,678	2,372	1,235
Printing and postage	3,940	965	2,493	1,498
Transfer agent fees	1,343	852	1,244	981
Compliance service fees	262	40	92	37
Other	402	260	377	282

Total Liabilities	32,278	8,757	25,457	16,621

Net Assets	$26,084,957	$6,160,688	$16,471,592	$9,758,480

Net Assets consist of:
Paid in capital	$28,848,968	$8,218,650	$10,159,511	$13,279,756
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	(194,707)	305,751	4,945,868	(917,234)
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(2,953,500)	(2,408,281)	1,305,487	(2,604,042)
Accumulated net investment income	384,196	44,568	60,726	—

Net Assets	$26,084,957	$6,160,688	$16,471,592	$9,758,480

Shares Outstanding	2,065,513	697,001	965,169	883,825

Net Asset Value, Redemption Price and Offering Price Per Share:
(Net asset value, offering and redemption price per share)	$12.63	$8.84	$17.07	$11.04

See Notes which are an integral part of the Financial Statements.

41

H U N T I N G T O N      F U N D S

Huntington Funds

Statements of Assets and Liabilities

December 31, 2011

	Huntington VA Real Strategies Fund	Huntington VA Rotating Markets Fund	Huntington VA Situs Fund	Huntington VA Mortgage Securities Fund
Assets:
Investments, at cost	$3,485,765	$5,458,655	$33,007,709	$18,542,157

Investments, at value	$3,123,229	$6,309,625	$31,683,367	$18,839,755
Investments in affiliated securities, at value	433,113	151,793	4,985,370	724,088

Total investments	3,556,342	6,461,418	36,668,737	19,563,843
Cash	81	—	—	59
Income receivable	2,116	8,163	18,944	57,960
Receivable for shares sold	4,019	819	118,823	1,045
Tax reclaims receivable	—	—	1,719	—
Prepaid expenses and other assets	1,863	1,911	2,348	2,195

Total assets	3,564,421	6,472,311	36,810,571	19,625,102
Liabilities:
Options written, at value (premium received $32,207, $-, $-and $-)	17,661	—	—	—
Payable for investments purchased	—	—	1,497,645	—
Payable for shares redeemed	568	1,769	5,102	1,055
Accrued expenses and other payables
Investment advisor fees	1,744	3,293	17,726	9,929
Administration fees	530	1,000	5,383	3,015
Custodian fees	171	309	1,279	903
Professional fees	326	609	3,519	1,795
Financial administration fees	1,429	769	2,012	9,989
Printing and postage	421	1,016	4,944	2,906
Transfer agent fees	643	851	1,462	1,230
Compliance service fees	32	43	380	163
Other	110	224	445	420

Total Liabilities	23,635	9,883	1,539,897	31,405

Net Assets	$3,540,786	$6,462,428	$35,270,674	$19,593,697

Net Assets consist of:
Paid in capital	$3,444,500	$6,242,109	$33,020,872	$18,390,300
Net unrealized appreciation of investments, options and translations of assets and liabilities in foreign currency	85,123	1,002,763	3,660,927	1,021,686
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	19,832	(880,141)	(1,447,720)	(302,216)
Accumulated net investment income (loss)	(8,669)	97,697	36,595	483,927

Net Assets	$3,540,786	$6,462,428	$35,270,674	$19,593,697

Shares Outstanding	421,480	546,860	2,374,766	1,651,857

Net Asset Value, Redemption Price and Offering Price Per Share:
(Net asset value, offering and redemption price per share)	$8.40	$11.82	$14.85	$11.86

See Notes which are an integral part of the Financial Statements.

42

Huntington Funds

Statements of Operations

Year Ended December 31, 2011

	Huntington VA Balanced Fund	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Income Equity Fund
Investment Income:
Dividend income	$—	$1,585,422	$259,586	$998,572
Dividend income from affiliated securities	691,187	61	34	27
Foreign dividend taxes withheld	—	(24,022)	(2,575)	(32,719)

Total investment income	691,187	1,561,461	257,045	965,880

Expenses:
Investment advisor fees	33,949	199,182	110,214	127,280
Administration fees	61,855	60,485	33,469	38,651
Custodian fees	3,727	9,069	5,059	5,853
Transfer and dividend disbursing agent fees and expenses	10,720	10,706	9,067	9,461
Trustees’ fees	2,754	2,775	1,480	1,781
Professional fees	8,548	7,190	4,053	4,514
Financial administration fees	1,125	6,996	3,796	4,730
Printing and postage	22,701	17,439	9,621	11,023
Insurance premiums	2,812	3,039	2,568	2,694
Compliance service fees	1,923	1,828	1,024	1,161
Other	7,033	1,972	3,035	2,386

Total expenses	157,147	320,681	183,386	209,534

Investment advisory fees waived	(33,949)	—	—	—
Reimbursement from advisor	(89,216)	—	—	—

Net expenses	33,982	320,681	183,386	209,534

Net Investment income	657,205	1,240,780	73,659	756,346

Net Realized/Unrealized Gain (Loss) on Investments Options and Foreign Currency Transactions:
Net realized gain on investment transactions	—	2,484,913	422,336	978,066
Net realized loss on transactions of affiliates	(161,106)	—	—	—
Net realized gain on option transactions	—	—	20,046	2,194

Net realized gain (loss) on investments, options and translation of assets and liabilities in foreign currency transactions	(161,106)	2,484,913	442,382	980,260

Net change in unrealized depreciation of investments, options and translation of assets and liabilities in foreign currency	(91,120)	(1,520,449)	(966,798)	(304,346)

Net realized and unrealized gain (loss) on investments options and foreign currency transactions	(252,226)	964,464	(524,416)	675,914

Change in net assets resulting from operations	$404,979	$2,205,244	$(450,757)	$1,432,260

See Notes which are an integral part of the Financial Statements.

43

H U N T I N G T O N      F U N D S

Huntington Funds

Statements of Operations

Year Ended December 31, 2011

	Huntington VA International Equity Fund	Huntington VA Macro 100 Fund	Huntington VA Mid Corp America Fund	Huntington VA New Economy Fund
Investment Income:
Dividend income	$760,750	$118,002	$254,768	$87,932
Dividend income from affiliated securities	182	40	84	105
Foreign dividend taxes withheld	(68,424)	(126)	(973)	(188)

Total investment income	692,508	117,916	253,879	87,849

Expenses:
Investment advisor fees	148,253	39,028	112,938	69,605
Administration fees	45,020	11,851	34,296	21,137
Custodian fees	15,489	1,801	5,235	3,276
Transfer and dividend disbursing agent fees and expenses	9,789	7,822	9,296	8,414
Trustees’ fees	2,055	545	1,597	978
Professional fees	5,930	1,374	3,847	2,268
Financial administration fees	8,867	6,277	8,846	4,639
Printing and postage	13,285	3,983	9,897	6,077
Insurance premiums	2,685	2,278	2,627	2,436
Compliance service fees	1,394	353	1,025	616
Other	1,477	3,841	2,284	3,689

Total expenses	254,244	79,153	191,888	123,135

Net Investment income (loss)	438,264	38,763	61,991	(35,286)

Net Realized/Unrealized Gain (Loss) on Investments Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	(62,181)	304,411	2,383,834	1,610,329
Net realized loss on option transactions	—	—	—	(643,968)
Net realized loss on foreign currency transactions	(13,097)	—	—	—

Net realized gain (loss) on investments, options and translation of assets and liabilities in foreign currency transactions	(75,278)	304,411	2,383,834	966,361

Net change in unrealized depreciation of investments, options and translation of assets and liabilities in foreign currency	(3,427,524)	(459,421)	(2,887,980)	(2,407,968)

Net realized and unrealized loss on investments options and foreign currency transactions	(3,502,802)	(155,010)	(504,146)	(1,441,607)

Change in net assets resulting from operations	$(3,064,538)	$(116,247)	$(442,155)	$(1,476,893)

See Notes which are an integral part of the Financial Statements.

44

Huntington Funds

Statements of Operations

Year Ended December 31, 2011

	Huntington VA Real Strategies Fund	Huntington VA Rotating Markets Fund	Huntington VA Situs Fund	Huntington VA Mortgage Securities Fund
Investment Income:
Dividend income	$64,602	$175,988	$289,590	$46,320
Dividend income from affiliated securities	33	9	318	74
Interest income	—	—	—	577,047
Foreign dividend taxes withheld	(1,918)	—	(1,494)	(10)

Total investment income	62,717	175,997	288,414	623,431

Expenses:
Investment advisor fees	20,232	40,795	174,827	115,396
Administration fees	6,144	12,388	53,089	35,042
Custodian fees	953	1,868	9,658	5,249
Transfer and dividend disbursing agent fees and expenses	7,340	7,858	10,204	9,233
Trustees’ fees	278	569	2,365	1,567
Professional fees	783	1,442	7,269	4,331
Financial administration fees	5,409	2,864	7,413	36,237
Printing and postage	1,594	3,603	16,722	9,573
Insurance premiums	2,161	2,294	2,689	2,568
Compliance service fees	183	371	1,643	1,041
Other	6,914	4,248	1,585	293

Total expenses	51,991	78,300	287,464	220,530

Net Investment income	10,726	97,697	950	402,901

Net Realized/Unrealized Gain (Loss) on Investments Options and Foreign Currency Transactions:
Net realized gain on investment transactions	44,578	104,371	801,666	4,225
Net realized gain on option transactions	36,564	—	—	—
Net realized loss on foreign currency transactions	—	—	(263)	(1)

Net realized gain on investments, options and translation of assets and liabilities in foreign currency transactions	81,142	104,371	801,403	4,224

Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(462,169)	241,094	(1,158,137)	595,218

Net realized and unrealized gain (loss) on investments options and foreign currency transactions	(381,027)	345,465	(356,734)	599,442

Change in net assets resulting from operations	$(370,301)	$443,162	$(355,784)	$1,002,343

See Notes which are an integral part of the Financial Statements.

45

H U N T I N G T O N      F U N D S

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Balanced Fund		Huntington VA Dividend Capture Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets
Operations:
Net investment income	$657,205	$355,695	$1,240,780	$1,162,549
Net realized gain (loss) on investments	(161,106)	(69,309)	2,484,913	1,715,342
Net change in unrealized appreciation/depreciation of investments	(91,120)	1,728,944	(1,520,449)	1,632,830

Change in net assets resulting from operations	404,979	2,015,330	2,205,244	4,510,721

Distributions to Shareholders:
From net investment income	(355,696)	(21,245)	(1,161,458)	(1,386,649)
From net realized gain on investments	(1,630)	—	—	—

Change in net assets resulting from distributions to shareholders	(357,326)	(21,245)	(1,161,458)	(1,386,649)

Change in net assets resulting from capital transactions	12,407,778	18,064,670	(2,842,867)	(3,056,040)

Change in net assets	12,455,431	20,058,755	(1,799,081)	68,032
Net Assets:
Beginning of year	26,868,722	6,809,967	33,624,938	33,556,906

End of year	$39,324,153	$26,868,722	$31,825,857	$33,624,938

Accumulated net investment income included in net assets at end of year	$657,203	$355,694	$1,225,213	$1,162,547

Capital Transactions:
Shares Sold	13,389,240	18,536,992	5,148,394	4,703,605
Dividends reinvested	357,326	21,245	1,161,458	1,386,649
Shares redeemed	(1,338,788)	(493,567)	(9,152,719)	(9,146,294)

Net change resulting from capital transactions	$12,407,778	$18,064,670	$(2,842,867)	$(3,056,040)

Share Transactions:
Shares Sold	990,533	1,498,102	509,850	506,151
Dividends reinvested	26,747	1,762	115,110	159,202
Shares redeemed	(101,750)	(40,514)	(911,404)	(997,616)

Net change resulting from share transactions	915,530	1,459,350	(286,444)	(332,263)

See Notes which are an integral part of the Financial Statements.

46

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Growth Fund		Huntington VA Income Equity Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets
Operations:
Net investment income	$73,659	$30,868	$756,346	$583,639
Net realized gain on investments	442,382	1,722,708	980,260	1,837,422
Net change in unrealized appreciation/depreciation of investments	(966,798)	(107,683)	(304,346)	(102,496)

Change in net assets resulting from operations	(450,757)	1,645,893	1,432,260	2,318,565

Distributions to Shareholders:
From net investment income	(27,515)	(24,485)	(566,505)	(573,537)

Change in net assets resulting from distributions to shareholders	(27,515)	(24,485)	(566,505)	(573,537)

Change in net assets resulting from capital transactions	(419,828)	1,617,597	(2,636,859)	(650,515)

Change in net assets	(898,100)	3,239,005	(1,771,104)	1,094,513
Net Assets:
Beginning of year	18,511,450	15,272,445	21,798,315	20,703,802

End of year	$17,613,350	$18,511,450	$20,027,211	$21,798,315

Accumulated net investment income included in net assets at end of year	$74,975	$27,414	$770,078	$583,637

Capital Transactions:
Shares Sold	4,530,067	5,361,327	2,966,234	3,737,093
Dividends reinvested	27,515	24,485	566,505	573,537
Shares redeemed	(4,977,410)	(3,768,215)	(6,169,598)	(4,961,145)

Net change resulting from capital transactions	$(419,828)	$1,617,597	$(2,636,859)	$(650,515)

Share Transactions:
Shares Sold	598,210	757,448	333,449	461,041
Dividends reinvested	3,620	3,671	62,666	75,865
Shares redeemed	(647,003)	(531,551)	(689,519)	(613,994)

Net change resulting from share transactions	(45,173)	229,568	(293,404)	(77,088)

See Notes which are an integral part of the Financial Statements.

47

H U N T I N G T O N      F U N D S

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA International Equity Fund		Huntington VA Macro 100 Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets
Operations:
Net investment income	$438,264	$268,698	$38,763	$35,130
Net realized gain (loss) on investments	(75,278)	(511,005)	304,411	(350,721)
Net change in unrealized appreciation/depreciation of investments	(3,427,524)	2,170,204	(459,421)	1,107,007

Change in net assets resulting from operations	(3,064,538)	1,927,897	(116,247)	791,416

Distributions to Shareholders:
From net investment income	(323,030)	(244,844)	(34,846)	(50,145)

Change in net assets resulting from distributions to shareholders	(323,030)	(244,844)	(34,846)	(50,145)

Change in net assets resulting from capital transactions	6,824,594	4,602,948	(303,138)	283,938

Change in net assets	3,437,026	6,286,001	(454,231)	1,025,209
Net Assets:
Beginning of year	22,647,931	16,361,930	6,614,919	5,589,710

End of year	$26,084,957	$22,647,931	$6,160,688	$6,614,919

Accumulated net investment income included in net assets at end of year	$384,196	$260,779	$44,568	$35,129

Capital Transactions:
Shares Sold	11,517,948	7,266,270	1,399,148	1,850,890
Dividends reinvested	323,030	244,844	34,846	50,145
Shares redeemed	(5,016,384)	(2,908,166)	(1,737,132)	(1,617,097)

Net change resulting from capital transactions	$6,824,594	$4,602,948	$(303,138)	$283,938

Share Transactions:
Shares Sold	835,329	551,823	157,913	224,779
Dividends reinvested	25,719	19,955	3,929	6,615
Shares redeemed	(362,222)	(223,923)	(199,023)	(198,356)

Net change resulting from share transactions	498,826	347,855	(37,181)	33,038

See Notes which are an integral part of the Financial Statements.

48

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Mid Corp America Fund		Huntington VA New Economy Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$61,991	$77,365	$(35,286)	$(38,889)
Net realized gain on investments	2,383,834	745,882	966,361	413,935
Net change in unrealized appreciation/depreciation of investments	(2,887,980)	3,100,180	(2,407,968)	1,364,782

Change in net assets resulting from operations	(442,155)	3,923,427	(1,476,893)	1,739,828

Distributions to Shareholders:
From net investment income	(78,630)	(123,644)	—	(11,498)

Change in net assets resulting from distributions to shareholders	(78,630)	(123,644)	—	(11,498)

Change in net assets resulting from capital transactions	(3,323,703)	(2,157,198)	(1,435,499)	(501,627)

Change in net assets	(3,844,488)	1,642,585	(2,912,392)	1,226,703
Net Assets:
Beginning of year	20,316,080	18,673,495	12,670,872	11,444,169

End of year	$16,471,592	$20,316,080	$9,758,480	$12,670,872

Accumulated net investment income included in net assets at end of year	$60,726	$77,364	$—	$2,030

Capital Transactions:
Shares Sold	1,816,414	2,489,155	1,573,243	2,019,346
Dividends reinvested	78,630	123,644	—	11,498
Shares redeemed	(5,218,747)	(4,769,997)	(3,008,742)	(2,532,471)

Net change resulting from capital transactions	$(3,323,703)	$(2,157,198)	$(1,435,499)	$(501,627)

Share Transactions:
Shares Sold	104,174	160,510	130,514	176,292
Dividends reinvested	4,582	8,677	—	1,071
Shares redeemed	(295,427)	(308,173)	(248,390)	(223,297)

Net change resulting from share transactions	(186,671)	(138,986)	(117,876)	(45,934)

See Notes which are an integral part of the Financial Statements.

49

H U N T I N G T O N      F U N D S

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Real Strategies Fund		Huntington VA Rotating Markets Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,726	$(5,698)	$97,697	$21,470
Net realized gain on investments	81,142	1,636	104,371	389,123
Net change in unrealized appreciation/depreciation of investments	(462,169)	500,970	241,094	44,781

Change in net assets resulting from operations	(370,301)	496,908	443,162	455,374

Distributions to Shareholders:
From net investment income	(5,592)	(5,230)	(21,470)	(73,676)

Change in net assets resulting from distributions to shareholders	(5,592)	(5,230)	(21,470)	(73,676)

Change in net assets resulting from capital transactions	896,349	1,362,555	(916,614)	102,979

Change in net assets	520,456	1,854,233	(494,922)	484,677
Net Assets:
Beginning of year	3,020,330	1,166,097	6,957,350	6,472,673

End of year	$3,540,786	$3,020,330	$6,462,428	$6,957,350

Accumulated net investment income (loss) included in net assets at end of year	$(8,669)	$(7,641)	$97,697	$21,470

Capital Transactions:
Shares Sold	1,237,780	1,650,462	655,665	1,562,561
Dividends reinvested	5,592	5,230	21,470	73,676
Shares redeemed	(347,023)	(293,137)	(1,593,749)	(1,533,258)

Net change resulting from capital transactions	$896,349	$1,362,555	$(916,614)	$102,979

Share Transactions:
Shares Sold	134,954	207,292	56,901	148,441
Dividends reinvested	668	700	1,807	7,691
Shares redeemed	(38,397)	(36,433)	(138,399)	(147,556)

Net change resulting from share transactions	97,225	171,559	(79,691)	8,576

See Notes which are an integral part of the Financial Statements.

50

Huntington Funds

Statements of Changes in Net Assets

	Huntington VA Situs Fund		Huntington VA Mortgage Securities Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets
Operations:
Net investment income	$950	$25,611	$402,901	$340,707
Net realized gain (loss) on investments	801,403	(169,213)	4,224	13,516
Net change in unrealized appreciation/depreciation of investments	(1,158,137)	5,483,759	595,218	240,809

Change in net assets resulting from operations	(355,784)	5,340,157	1,002,343	595,032

Distributions to Shareholders:
From net investment income	(8,225)	(83,106)	(386,232)	(316,096)

Change in net assets resulting from distributions to shareholders	(8,225)	(83,106)	(386,232)	(316,096)

Change in net assets resulting from capital transactions	11,951,894	1,390,750	1,629,844	6,111,058

Change in net assets	11,587,885	6,647,801	2,245,955	6,389,994
Net Assets:
Beginning of year	23,682,789	17,034,988	17,347,742	10,957,748

End of year	$35,270,674	$23,682,789	$19,593,697	$17,347,742

Accumulated net investment income included in net assets at end of year	$36,595	$45,579	$483,927	$386,661

Capital Transactions:
Shares Sold	18,928,040	5,288,342	6,290,570	8,644,318
Dividends reinvested	8,225	83,106	386,232	316,096
Shares redeemed	(6,984,371)	(3,980,698)	(5,046,958)	(2,849,356)

Net change resulting from capital transactions	$11,951,894	$1,390,750	$1,629,844	$6,111,058

Share Transactions:
Shares Sold	1,259,300	415,761	536,119	751,755
Dividends reinvested	550	7,329	32,566	27,606
Shares redeemed	(465,166)	(308,866)	(426,704)	(247,608)

Net change resulting from share transactions	794,684	114,224	141,981	531,753

See Notes which are an integral part of the Financial Statements.

51

H U N T I N G T O N      F U N D S

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Distributions from Return of Capital	Total Distributions
Huntington VA Balanced Fund
2008(2)	$10.00	0.18		0.09	0.27	(0.01)	—	—	(0.01)
2009	$10.26	0.13	(6)	1.68	1.81	(0.05)	—	—	(0.05)
2010	$12.02	0.16		1.09	1.25	(0.01)	—	—	(0.01)
2011	$13.26	0.17		0.06	0.23	(0.12)	— (7)	—	(0.12)
Huntington VA Dividend Capture Fund
2007	$13.61	0.47		(1.20)	(0.73)	(0.46)	(0.65)	—	(1.11)
2008	$11.77	0.58		(3.57)	(2.99)	(1.05)	(0.58)	(0.06)	(1.69)
2009	$7.09	0.37		1.41	1.78	—	—	—	—
2010	$8.87	0.38		0.91	1.29	(0.41)	—	—	(0.41)
2011	$9.75	0.44		0.25	0.69	(0.38)	—	—	(0.38)

(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Reflects operations for the period from November 10, 2008 (commencement of operations) to December 31, 2008.
(3)	Not Annualized.
(4)	Computed on an annualized basis.
(5)	Does not include the effect of expenses of underlying funds.
(6)	Per share net investment income (loss) has been calculated using the average shares method.
(7)	Amount is less than $0.005.
*	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.

See Notes which are an integral part of the Financial Statements.

52

Net Asset Value, End of Period	Total Return*		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)		Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate

$10.26	2.68	%(3)	0.10	%(4)(5)	14.05	%(4)	31.88	%(4)(5)	$234	19	%(3)
$12.02	17.70%		0.10	%(5)	1.11%		0.61	%(5)	$6,810	20%
$13.26	10.43%		0.10	%(5)	2.08%		0.45	%(5)	$26,869	17%
$13.37	1.75%		0.10	%(5)	1.94%		0.46	%(5)	$39,324	27%

$11.77	(6.13)%		0.92%		3.82%		0.92%		$51,243	85%
$7.09	(28.08)%		0.91%		4.88%		0.91%		$29,332	65%
$8.87	25.11%		1.00%		4.81%		1.00%		$33,557	94%
$9.75	15.12%		0.98%		3.54%		0.98%		$33,625	120%
$10.06	7.07%		0.97%		3.74%		0.97%		$31,826	142%

53

H U N T I N G T O N      F U N D S

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Distributions from Return of Capital	Total Distributions
Huntington VA Growth Fund
2007	$9.51	0.05	1.34	1.39	(0.04)	— (2)	—	(0.04)
2008	$10.86	0.05	(3.84)	(3.79)	(0.10)	(0.83)	—	(0.93)
2009	$6.14	0.01	0.97	0.98	—	—	—	—
2010	$7.12	0.01	0.68	0.69	(0.01)	—	—	(0.01)
2011	$7.80	0.03	(0.26)	(0.23)	(0.01)	—	—	(0.01)
Huntington VA Income Equity Fund
2007	$12.62	0.27	(0.10)	0.17	(0.24)	(0.44)	—	(0.68)
2008	$12.11	0.31	(4.58)	(4.27)	(0.56)	(0.70)	(0.01)	(1.27)
2009	$6.57	0.22	1.20	1.42	—	—	—	—
2010	$7.99	0.24	0.67	0.91	(0.23)	—	—	(0.23)
2011	$8.67	0.38	0.23	0.61	(0.26)	—	—	(0.26)

(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Amount is less than $0.005.
*	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.

See Notes which are an integral part of the Financial Statements.

54

Net Asset Value, End of Period	Total Return*	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets		Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate

$10.86	14.70%	0.94%	0.52%	0.96	%(1)	$23,172	111%
$6.14	(37.91)%	0.87%	0.46%	0.87%		$12,661	84%
$7.12	15.96%	0.99%	0.19%	0.99%		$15,272	118%
$7.80	9.72%	1.02%	0.19%	1.02%		$18,511	331%
$7.56	(2.93)%	1.00%	0.40%	1.00%		$17,613	137%

$12.11	0.94%	0.91%	1.97%	0.91%		$36,332	116%
$6.57	(37.83)%	0.92%	2.85%	0.92%		$18,187	96%
$7.99	21.61%	0.97%	3.28%	0.97%		$20,704	96%
$8.67	11.79%	1.00%	2.81%	1.00%		$21,798	107%
$9.02	7.06%	0.99%	3.57%	0.99%		$20,027	199%

55

H U N T I N G T O N      F U N D S

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Distributions from Return of Capital	Total Distributions
Huntington VA International Equity Fund
2007	$15.75	0.16	1.99	2.15	— (2)	(0.03)	—	(0.03)
2008	$17.87	0.26	(7.31)	(7.05)	(0.40)	(0.36)	—	(0.76)
2009	$10.06	0.23	3.14	3.37	(0.01)	—	—	(0.01)
2010	$13.42	0.14	1.06	1.20	(0.16)	—	—	(0.16)
2011	$14.46	0.17	(1.84)	(1.67)	(0.16)	—	—	(0.16)
Huntington VA Macro 100 Fund
2007	$12.36	0.05	(0.34)	(0.29)	(0.05)	(1.70)	(0.18)	(1.93)
2008	$10.14	0.16	(3.60)	(3.44)	(0.16)	—	—	(0.16)
2009	$6.54	0.07	1.36	1.43	—	—	—	—
2010	$7.97	0.05	1.06	1.11	(0.07)	—	—	(0.07)
2011	$9.01	0.06	(0.18)	(0.12)	(0.05)	—	—	(0.05)

(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Amount is less than $0.005.
*	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.

See Notes which are an integral part of the Financial Statements.

56

Net Asset Value, End of Period	Total Return*	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate

$17.87	13.70%	0.98%	1.12%	1.13%	$14,377	21%
$10.06	(40.56)%	0.99%	2.02%	1.03%	$9,983	16%
$13.42	33.47%	1.01%	2.17%	1.05%	$16,362	29%
$14.46	9.18%	1.10%	1.42%	1.10%	$22,648	35%
$12.63	(11.55)%	1.03%	1.77%	1.03%	$26,085	36%

$10.14	(2.79)%	0.95%	0.45%	0.95%	$9,773	148%
$6.54	(33.91)%	0.98%	1.46%	0.98%	$4,464	287%
$7.97	21.87%	1.04%	1.09%	1.06%	$5,590	10%
$9.01	14.12%	1.16%	0.60%	1.20%	$6,615	29%
$8.84	(1.33)%	1.22%	0.60%	1.22%	$6,161	102%

57

H U N T I N G T O N      F U N D S

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Distributions from Return of Capital	Total Distributions
Huntington VA Mid Corp America Fund
2007	$17.40	0.11	1.42	1.53	(0.11)	(0.21)	—	(0.32)
2008	$18.61	0.08	(6.95)	(6.87)	(0.19)	(0.77)	—	(0.96)
2009	$10.78	0.10	3.59	3.69	—	—	—	—
2010	$14.47	0.08	3.19	3.27	(0.10)	—	—	(0.10)
2011	$17.64	0.08	(0.57)	(0.49)	(0.08)	—	—	(0.08)
Huntington VA New Economy Fund
2007	$17.66	0.10	2.10	2.20	(0.03)	(0.38)	—	(0.41)
2008	$19.45	0.03	(9.21)	(9.18)	(0.11)	(2.04)	(0.01)	(2.16)
2009	$8.11	0.01	2.80	2.81	—	—	—	—
2010	$10.92	(0.04)	1.78	1.74	(0.01)	—	—	(0.01)
2011	$12.65	(0.04)	(1.57)	(1.61)	—	—	—	—

(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
*	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.

See Notes which are an integral part of the Financial Statements.

58

Net Asset Value, End of Period	Total Return*	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets		Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate

$18.61	8.75%	0.92%	0.56%	0.92%		$30,392	16%
$10.78	(38.83)%	0.93%	0.43%	0.93%		$15,413	19%
$14.47	34.23%	0.97%	0.76%	0.97%		$18,673	23%
$17.64	22.80%	1.02%	0.41%	1.02%		$20,316	21%
$17.07	(2.77)%	1.02%	0.33%	1.02%		$16,472	24%

$19.45	12.50%	0.94%	0.59%	0.94%		$18,972	102%
$8.11	(52.65)%	0.93%	0.18%	0.93%		$8,514	150%
$10.92	34.65%	0.99%	0.12%	1.00	%(1)	$11,444	122%
$12.65	15.97%	1.06%	(0.33)%	1.06%		$12,671	256%
$11.04	(12.73)%	1.06%	(0.30)%	1.06%		$9,758	245%

59

H U N T I N G T O N      F U N D S

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Distributions from Return of Capital	Total Distributions
Huntington VA Real Strategies Fund
2007(2)	$10.00	0.16		1.34	1.50	—	—	—	—
2008	$11.50	0.04	(5)	(5.50)	(5.46)	(0.13)	(0.21)	(0.03)	(0.37)
2009	$5.67	0.03		1.94	1.97	—	—	—	—
2010	$7.64	(0.03)		1.72	1.69	(0.02)	—	—	(0.02)
2011	$9.31	0.03		(0.93)	(0.90)	(0.01)	—	—	(0.01)
Huntington VA Rotating Markets Fund
2007	$14.57	0.15		1.16	1.31	(0.13)	(0.71)	—	(0.84)
2008	$15.04	0.15		(6.02)	(5.87)	(0.31)	(1.01)	—	(1.32)
2009	$7.85	0.12		2.50	2.62	—	—	—	—
2010	$10.47	0.03		0.72	0.75	(0.12)	—	—	(0.12)
2011	$11.10	0.18		0.58	0.76	(0.04)	—	—	(0.04)

(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Reflects operations for the period from August 31, 2007 (commencement of operations) to December 31, 2007.
(3)	Not Annualized.
(4)	Computed on an annualized basis.
(5)	Per share net investment income (loss) has been calculated using the average shares method.
*	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.

See Notes which are an integral part of the Financial Statements.

60

Net Asset Value, End of Period	Total Return*		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)		Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate

$11.50	15.00	%(3)	1.00	%(4)	4.35	%(4)	7.01	%(4)	$241	34	%(3)
$5.67	(49.00)%		1.00%		0.41%		3.59%		$270	44%
$7.64	34.74%		1.42%		0.75%		1.79%		$1,166	33%
$9.31	22.15%		1.68%		(0.28)%		1.68%		$3,020	23%
$8.40	(9.63)%		1.54%		0.32%		1.54%		$3,541	65%

$15.04	9.03%		0.98%		1.17%		0.98%		$10,538	49%
$7.85	(42.03)%		0.93%		1.09%		0.93%		$5,041	221%
$10.47	33.38%		1.01%		1.34%		1.02%		$6,473	229%
$11.10	7.34%		1.14%		0.33%		1.14%		$6,957	254%
$11.82	6.84%		1.15%		1.44%		1.15%		$6,462	2%

H U N T I N G T O N      F U N D S

61

Huntington Funds

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investment Transactions	Total Distributions
Huntington VA Situs Fund
2007	$14.44	0.02		1.60	1.62	(0.05)	(0.86)	(0.91)
2008	$15.15	0.02		(6.18)	(6.16)	(0.03)	(0.22)	(0.25)
2009	$8.74	0.07		2.81	2.88	—	—	—
2010	$11.62	0.01		3.41	3.42	(0.05)	—	(0.05)
2011	$14.99	(0.01)		(0.13)	(0.14)	— (2)	—	— (2)
Huntington VA Mortgage Securities Fund
2007	$11.14	0.46	(4)	(0.04)	0.42	(0.24)	— (2)	(0.24)
2008	$11.32	0.51		(0.27)	0.24	(0.92)	(0.02)	(0.94)
2009	$10.62	0.32		0.26	0.58	—	—	—
2010	$11.20	0.16		0.39	0.55	(0.26)	—	(0.26)
2011	$11.49	0.23		0.38	0.61	(0.24)	—	(0.24)

(1)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(2)	Amount is less than $0.005.
(3)	Rounds to less than 0.005%.
(4)	Per share net investment income (loss) has been calculated using the average shares method.
*	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these were included, the returns would be lower.

See Notes which are an integral part of the Financial Statements.

62

Net Asset Value, End of Period	Total Return*	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(1)	Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate

$15.15	11.37%	0.94%	0.19%		0.94%	$19,246	29%
$8.74	(41.23)%	0.95%	0.18%		0.95%	$11,510	21%
$11.62	32.95%	1.01%	0.73%		1.01%	$17,035	10%
$14.99	29.61%	1.02%	0.13%		1.02%	$23,683	19%
$14.85	(0.91)%	0.99%	—	%(3)	0.99%	$35,271	14%

$11.32	3.93%	1.00%	4.09%		1.07%	$10,249	17%
$10.62	2.15%	1.00%	3.98%		1.04%	$8,990	23%
$11.20	5.46%	1.05%	3.40%		1.07%	$10,958	29%
$11.49	4.89%	1.11%	2.44%		1.11%	$17,348	3%
$11.86	5.30%	1.15%	2.09%		1.15%	$19,594	27%

63

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Huntington Funds

Notes to Financial Statements

December 31, 2011

(1)	Organization

The Huntington Funds (the “Trust”) was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). On June 23, 2006, the Original Trusts were reorganized into a single Delaware statutory trust that retained the name of The Huntington Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At December 31, 2011, the Trust operated 38 separate series, or mutual funds, each with its own investment objective and strategy. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received. This report contains financial statements and financial highlights of the funds listed below (individually referred to as a “Fund”, or collectively as the “Funds”):

Huntington VA Balanced Fund (“VA Balanced Fund”)

Huntington VA Dividend Capture Fund (“VA Dividend Capture Fund”)

Huntington VA Growth Fund (“VA Growth Fund”)

Huntington VA Income Equity Fund (“VA Income Equity Fund”)

Huntington VA International Equity Fund (“VA International Equity Fund”)

Huntington VA Macro 100 Fund (“VA Macro 100 Fund”)

Huntington VA Mid Corp America Fund (“VA Mid Corp America Fund”)

Huntington VA New Economy Fund (“VA New Economy Fund”)

Huntington VA Real Strategies Fund (“VA Real Strategies Fund”)

Huntington VA Rotating Markets Fund (“VA Rotating Markets Fund”)

Huntington VA Situs Fund (“VA Situs Fund”)

Huntington VA Mortgage Securities Fund (“VA Mortgage Securities Fund”)

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Funds are not offered directly to the public but, pursuant to an exemptive order granted by the Securities and Exchange Commission and procedures adopted by the Trust’s Board of Trustees (the “Trustees”), the Funds were sold during the year only to separate accounts of Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, Lincoln Insurance Company, Nationwide Insurance Company, Sun Life Assurance Company of Canada (U.S.) and Transamerica Life Insurance Company for use with their respective variable insurance contracts and policies.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Investment Valuations

The Trust calculates the NAV for each of the Funds by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities, exchange-traded funds and closed-end funds) traded on a securities exchange at the last reported sales price on the principal

64

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2011

exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Option contracts are generally valued using the closing price based on quote data from the six major U.S. options exchanges on which such options are traded.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange, except the U.S. government obligations held by the VA Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at the NAV.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available. In such circumstances, the Trust’s Sub- Administrator may request that the Trust’s Pricing Committee make its own fair value determination.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trustees. In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain narrow categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

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Huntington Funds

Notes to Financial Statements (continued)

December 31, 2011

In accordance with the valuation procedures adopted by the Trustees, real estate investments are fair valued using methods such as, discounted cash flow models, various real estate debt spreads, and other market indicators, which the Trustees deem indicative of the estimated fair value of the real estate investments.

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

• Level 1	- quoted prices in active markets for identical assets.

• Level 2	- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3	- significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Pursuant to the valuation procedures noted previously, equity securities (including foreign equity securities) are generally recognized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities). Option securities are generally recognized as Level 1 securities in the fair value hierarchy. Debt securities are generally recognized as Level 2 securities in the fair value hierarchy. Mutual funds, exchange traded funds and cash equivalents are generally recognized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities).

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2011, while the breakdown, by category, of common stocks is disclosed in the Portfolio of Investments for each Fund:

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs			LEVEL 3 - Significant Unobservable Inputs		Total
Fund Name	Securities	Other Financial Investments*	Securities		Other Financial Investments*	Securities	Other Financial Investments*	Securities	Other Financial Investments*
VA Balanced Fund
Mutual Funds	$38,484,862	$—	$—		$—	$—	$—	$38,484,862	$—
Cash Equivalents	795,945	—	—		—	—	—	795,945	—

Total	39,280,807	—	—		—	—	—	39,280,807	—
VA Dividend Capture Fund
Common Stocks	23,068,164	—	—		—	—	—	23,068,164	—
Preferred Stocks	6,575,516	—	382,970	(1)	—	—	—	6,958,486	—
Exchange-Traded Funds	1,174,045	—	—		—	—	—	1,174,045	—
Cash Equivalents	586,341	—	—		—	—	—	586,341	—

Total	31,404,066	—	382,970		—	—	—	31,787,036	—
VA Growth Fund
Common Stocks	16,034,749	—	—		—	—	—	16,034,749	—
Cash Equivalents	1,057,957	—	—		—	—	—	1,057,957	—

Total	17,092,706	—	—		—	—	—	17,092,706	—
VA Income Equity Fund
Common Stocks	19,759,025	—	—		—	—	—	19,759,025	—
Cash Equivalents	208,178	—	—		—	—	—	208,178	—

Total	19,967,203	—	—		—	—	—	19,967,203	—
VA International Equity Fund
Common Stocks	22,613,294	—	—		—	—	—	22,613,294	—
Exchange-Traded Funds	605,249	—	—		—	—	—	605,249	—
Cash Equivalents	2,788,095	—	—		—	—	—	2,788,095	—

Total	26,006,638	—	—		—	—	—	26,006,638	—
VA Macro 100 Fund
Common Stocks	5,855,692	—	—		—	—	—	5,855,692	—
Cash Equivalents	277,908	—	—		—	—	—	277,908	—

Total	6,133,600	—	—		—	—	—	6,133,600	—

66

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2011

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		LEVEL 3 - Significant Unobservable Inputs		Total
Fund Name	Securities	Other Financial Investments*	Securities	Other Financial Investments*	Securities	Other Financial Investments*	Securities	Other Financial Investments*
VA Mid Corp America Fund
Common Stocks	$15,145,076	$—	$—	$—	$—	$—	$15,145,076	$—
Cash Equivalents	1,329,367	—	—	—	—	—	1,329,367	—

Total	16,474,443	—	—	—	—	—	16,474,443	—
VA New Economy Fund
Common Stocks	8,298,220	—	—	—	—	—	8,298,220	—
Cash Equivalents	1,472,346	—	—	—	—	—	1,472,346	—

Total	9,770,566	—	—	—	—	—	9,770,566	—
VA Real Strategies Fund
Common Stocks	2,650,173	—	—	—	—	—	2,650,173	—
Real Estate Investments	—	—	—	—	209,051	—	209,051	—
Exchange-Traded Funds	173,278	—	—	—	—	—	173,278	—
Closed-End Funds	88,200	—	—	—	—	—	88,200	—
Options Purchased	2,527	—	—	—	—	—	2,527	—
Cash Equivalents	433,113	—	—	—	—	—	433,113	—
Written Options	—	(17,661)	—	—	—	—	—	(17,661)

Total	3,347,291	(17,661)	—	—	209,051	—	3,556,342	(17,661)
VA Rotating Markets Fund
Common Stocks	6,309,625	—	—	—	—	—	6,309,625	—
Cash Equivalents	151,793	—	—	—	—	—	151,793	—

Total	6,461,418	—	—	—	—	—	6,461,418	—
VA Situs Fund
Common Stocks	31,561,322	—	—	—	—	—	31,561,322	—
Exchange-Traded Funds	122,045	—	—	—	—	—	122,045	—
Cash Equivalents	4,985,370	—	—	—	—	—	4,985,370	—

Total	36,668,737	—	—	—	—	—	36,668,737	—
VA Mortgage Securities Fund
U.S. Government Mortgage Backed Agencies	—	—	13,364,112	—	—	—	13,364,112	—
U.S. Government Agencies	—	—	2,380,085	—	—	—	2,380,085	—
Common Stocks	2,098,626	—	—	—	—	—	2,098,626	—
Collateralized Mortgage Obligations	—	—	996,932	—	—	—	996,932	—
Cash Equivalents	724,088	—	—	—	—	—	724,088	—

Total	2,822,714	—	16,741,129	—	—	—	19,563,843	—

*	Other financial investments are derivative instruments not reflected on the Portfolio of Investments, such as written options contracts.
(1)	Consists of Allianz SE, 8.375%, listed under Financials.

H U N T I N G T O N      F U N D S

67

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2011

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2010	Change in unrealized appreciation (depreciation)	Transfers in Level 3(a)	Transfers out of Level 3(a)	Balance as of December 31, 2011
VA Situs Fund
Common Stocks(b)	$—	$(2,407)	$29,247	$(26,840)	$—
VA Real Strategies Fund
Real Estate Investments(b)	$—	$3,051	$206,000	$—	$209,051

(a)	The amount of transfers in and/or out is reflected at the securities’ fair value on the date of the transfer.
(b)

Transfers in relate primarily to securities for which observable inputs became unavailable during the period. Therefore, the securities were valued at fair value by the Advisor, in conformity with guidelines adopted by and subject to review by the Trustees.

B.	Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds did not own any repurchase agreements at December 31, 2011.

C.	When-Issued and Delayed Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

D. Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

E.	Derivative Instruments

Certain of the Funds may be subject to equity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. Certain of the Funds may invest in various financial instruments including positions in foreign currency contracts and written option contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Foreign Exchange Contracts—VA International Equity Fund, VA Real Strategies Fund and VA Situs Fund may enter into forward foreign exchange contracts. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Such contracts are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to provide the desired currency exposure. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized

68

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2011

and realized gains and losses are reported on the Statement of Operations. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. At December 31, 2011, VA International Equity Fund, VA Real Strategies Fund and VA Situs Fund did not have any forward foreign exchange contracts outstanding.

Written Options Contracts—Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following is a summary of VA Growth Fund’s written option activity for the year ended December 31, 2011:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2010	—	$—
Options written	232	28,958
Options expired	(98)	(20,046)
Options closed	—	—
Options exercised	(134)	(8,912)

Outstanding at 12/31/2011	—	$—

The following is a summary of VA Income Equity Fund’s written option activity for the year ended December 31, 2011:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2010	—	$—
Options written	630	35,919
Options expired	(465)	(30,139)
Options closed	(115)	(2,530)
Options exercised	(50)	(3,250)

Outstanding at 12/31/2011	—	$—

The following is a summary of VA New Economy Fund’s written option activity for the year ended December 31, 2011:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2010	185	$115,244
Options written	3,395	1,631,130
Options expired	(83)	(18,835)
Options closed	(3,364)	(1,659,192)
Options exercised	(133)	(68,347)

Outstanding at 12/31/2011	—	$—

The following is a summary of VA Real Strategies Fund’s written option activity for the year ended December 31, 2011:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2010	95	$22,750
Options written	514	122,128
Options expired	(267)	(49,856)
Options closed	(216)	(51,867)
Options exercised	(60)	(10,948)

Outstanding at 12/31/2011	66	$32,207

69

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Huntington Funds

Notes to Financial Statements (continued)

December 31, 2011

At December 31, 2011, VA Real Strategies Fund had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)
Agnico-Eagle Mines Ltd.	Put	January 2012	$42.50	8	$5,060	$(3,447)
iPath S&P 500 VIX	Put	January 2012	60	15	3,675	8,265
Transocean Ltd.	Put	January 2012	42.50	8	3,480	(2,243)
Fluor Corp.	Put	January 2012	52.50	10	2,800	2,101
Mosaic Co./The	Put	January 2012	50	8	1,552	1,903
Baker Hughes Inc.	Put	January 2012	48	7	1,064	577
SPDR Gold Trust	Put	January 2012	125	10	30	7,390
NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$14,546

The following is a summary of VA Situs Fund’s written option activity for the year ended December 31, 2011:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2010	—	$—
Options written	50	15,350
Options closed	(50)	(15,350)

Outstanding at 12/31/2011	—	$—

The following tables provide a summary of the fair value of derivative instruments, not accounted for as hedging instruments as of December 31, 2011, and the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011.

The fair value of Derivative Instruments as of December 31, 2011 is as follows:

	Asset Derivatives	Liability Derivatives
Primary Risk Exposure	Statements of Assets and Liabilities Location	Statements of Assets and Liabilities Location	Fund	Fair Value
Option Contracts		Options Written, at value	VA Real Strategies Fund	$17,661
	Investments (purchased options), at value		VA Real Strategies Fund	2,527

The effect of Derivative Instruments on the Statements of Operations for the year ended December 31, 2011 is as follows:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Fund	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Option Contracts	Net Realized gain (loss) on option transactions/net change in unrealized appreciation(depreciation) of investments and options	VA Growth Fund	$20,046	$—
		VA Income Equity Fund	2,194	—
		VA New Economy Fund	(643,968)	146,388
		VA Real Strategies Fund	36,564	(921)

The notional value of the written options contracts outstanding at December 31, 2011 and the month-end average notional amount for the fiscal year ended December 31, 2011 are detailed in the table below:

Portfolio	Average Month-End Notional Amount	December 31, 2011 Notional Amount
VA Growth Fund	$814,750	$—
VA Income Equity Fund	2,001,208	—
VA New Economy Fund	2,328,485	—
VA Real Strategies Fund	753,808	616,600

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Huntington Funds

Notes to Financial Statements (continued)

December 31, 2011

Derivative positions during the period and at period end are reflected for each Fund in the tables presented above. The volume of these positions relative to each Fund’s net assets at the close of the reporting period is generally higher than the volume of such positions at the beginning of the reporting period. The Funds value derivative instruments at fair value and recognize changes in fair value currently in the results on operations.

F.	Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds based on the prior day’s closing price. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds retain all or a portion of the interest received on investment of collateral or receive a fee from the borrower. Collateral is marked-to-market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although the loan is fully collateralized, if a borrower defaults, a Fund could lose money. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered to be illiquid investments. Brown Brothers Harriman (“BBH”) serves as the sub-custodian for the securities lending program. BBH retains a portion of the earnings from the investment and reinvestment of cash collateral and a portion of any loan fees paid by borrowing with respect to securities loans.

As of December 31, 2011, the Funds did not have securities on loan.

G.	Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

H.	Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid annually for the Funds. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. foreign currency gain/loss, paydowns, distributions and income received from pass through investments and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales, straddles and return of capital from investments.

Certain of the Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

Certain of the Funds may invest in Master Limited Partnerships (“MLPs”), which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income.

I.	Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis.

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Huntington Funds

Notes to Financial Statements (continued)

December 31, 2011

J.	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. In addition to complying with the federal tax requirements applicable to regulated investment companies, the Funds also plan to comply with certain diversification standards applicable to underlying assets of variable annuity contracts in order to avoid taxation on the variable contract owners with respect to earnings allocable to the contract from investments in the Funds.

Withholding taxes on foreign interest, dividends and capital gains with respect to the Funds have been provided for in accordance with each applicable country’s tax rules and rates.

As of December 31, 2011, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)*
VA Balanced Fund	$37,757,393	$2,244,503	$(721,089)	$1,523,414
VA Dividend Capture Fund	30,414,446	2,331,197	(958,607)	1,372,590
VA Growth Fund	16,247,458	1,476,985	(631,737)	845,248
VA Income Equity Fund	18,629,617	1,920,263	(582,677)	1,337,586
VA International Equity Fund	26,200,806	2,582,703	(2,776,871)	(194,168)
VA Macro 100 Fund	5,856,884	540,027	(263,311)	276,716
VA Mid Corp America Fund	11,529,850	5,292,488	(347,895)	4,944,593
VA New Economy Fund	10,687,800	423,691	(1,340,925)	(917,234)
VA Real Strategies Fund	3,510,562	339,569	(293,789)	45,780
VA Rotating Markets Fund	5,458,655	1,120,423	(117,660)	1,002,763
VA Situs Fund	33,037,422	6,655,291	(3,023,976)	3,631,315
VA Mortgage Securities Fund	18,544,663	1,074,079	(54,899)	1,019,180

*	The differences between the book-basis unrealized appreciation/(depreciation) are attributable primarily to: tax deferral of losses on wash sales, the tax treatment of Trust Preferred securities, hybrid securities and Grantor trusts, differences related to partnership investments, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

The tax character of distributions paid during the fiscal year ended December 31, 2011, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
VA Balanced Fund	$355,696	$1,631	$357,327	$—	$357,327
VA Dividend Capture Fund	1,161,458	—	1,161,458	—	1,161,458
VA Growth Fund	27,515	—	27,515	—	27,515
VA Income Equity Fund	566,505	—	566,505	—	566,505
VA International Equity Fund	323,030	—	323,030	—	323,030
VA Macro 100 Fund	34,846	—	34,846	—	34,846
VA Mid Corp America Fund	78,630	—	78,630	—	78,630
VA New Economy Fund	—	—	—	—	—
VA Real Strategies Fund	5,592	—	5,592	—	5,592
VA Rotating Markets Fund	21,470	—	21,470	—	21,470
VA Situs Fund	8,225	—	8,225	—	8,225
VA Mortgage Securities Fund	386,232	—	386,232	—	386,232

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

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Huntington Funds

Notes to Financial Statements (continued)

December 31, 2011

The tax character of distributions paid during the fiscal year ended December 31, 2010, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
VA Balanced Fund	$21,245	$—	$21,245	$—	$21,245
VA Dividend Capture Fund	1,386,649	—	1,386,649	—	1,386,649
VA Growth Fund	24,485	—	24,485	—	24,485
VA Income Equity Fund	573,537	—	573,537	—	573,537
VA International Equity Fund	244,844	—	244,844	—	244,844
VA Macro 100 Fund	50,145	—	50,145	—	50,145
VA Mid Corp America Fund	123,644	—	123,644	—	123,644
VA New Economy Fund	11,498	—	11,498	—	11,498
VA Real Strategies Fund	5,230	—	5,230	—	5,230
VA Rotating Markets Fund	73,676	—	73,676	—	73,676
VA Situs Fund	83,106	—	83,106	—	83,106
VA Mortgage Securities Fund	316,096	—	316,096	—	316,096

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

As of December 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
VA Balanced Fund	$689,696	$160,697	$850,393	$—	$1,523,414	$2,373,807
VA Dividend Capture Fund	1,244,027	—	1,244,027	(11,147,600)	1,372,590	(8,530,983)
VA Growth Fund	59,319	—	59,319	(1,950,800)	845,248	(1,046,233)
VA Income Equity Fund	770,078	—	770,078	(5,297,464)	1,337,586	(3,189,800)
VA International Equity Fund	390,110	—	390,110	(2,959,365)	(194,756)	(2,764,011)
VA Macro 100 Fund	44,568	—	44,568	(2,379,246)	276,716	(2,057,962)
VA Mid Corp America Fund	60,726	1,306,762	1,367,488	—	4,944,593	6,312,081
VA New Economy Fund	—	—	—	(2,604,042)	(917,234)	(3,521,276)
VA Real Strategies Fund	15,411	29,947	45,358	(9,396)	60,326	96,288
VA Rotating Markets Fund	97,697	—	97,697	(880,141)	1,002,763	220,319
VA Situs Fund	2,609	—	2,609	(1,384,021)	3,631,214	2,249,802
VA Mortgage Securities Fund	485,046	—	485,046	(300,830)	1,019,180	1,203,396
Certain capital and qualified late year losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Funds’ following taxable year. For the tax year ended December 31, 2011 the Funds deferred post October capital and qualified late year losses as follows:

Fund	Capital Losses	Qualified Late Year Losses
VA Dividend Capture Fund	$56,865	$—
VA Income Equity Fund	300,489	—
VA International Equity Fund	554,436	9,396
VA Macro 100 Fund	38,806	—
VA New Economy Fund	58,652	—
VA Real Strategies Fund	—	101
VA Rotating Markets Fund	218	—
VA Situs Fund	—	9,396
VA Mortgage Securities Fund	17,070	—

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Huntington Funds

Notes to Financial Statements (continued)

December 31, 2011

As of December 31, 2011, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future gains if any, to the extent provided by the Treasury regulations:

Fund	Amount	Expires
VA Dividend Capture Fund	$711,142	2016
VA Dividend Capture Fund	$10,379,593	2017
VA Growth Fund	$1,950,800	2017
VA Income Equity Fund	$112,871	2016
VA Income Equity Fund	$4,884,104	2017
VA International Equity Fund	$1,831,752	2017
VA International Equity Fund	$567,263	2018
VA Macro 100 Fund	$1,408,805	2016
VA Macro 100 Fund	$436,650	2017
VA Macro 100 Fund	$494,985	2018
VA New Economy Fund	$2,545,390	2017
VA Rotating Markets Fund	$879,923	2017
VA Situs Fund	$1,290,093	2017
VA Situs Fund	$93,827	2018
VA Mortgage Securities Fund	$100,360	2016
VA Mortgage Securities Fund	$90,146	2017
VA Mortgage Securities Fund	$21,805	2018

During the year ended December 31, 2011 VA Dividend Capture Fund, VA Growth Fund, VA Income Equity Fund, VA International Equity VA Macro 100, VA Mid Corp America Fund, VA New Economy Fund, VA Real Strategies Fund, VA Rotating Markets Fund and VA Situs Fund utilized $2,486,336, $328,206, $1,148,889, $378,948, $351,171, $1,075,024, $986,421, $58,182, $104,589 and $729,666, respectively, in capital loss carryforwards.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the provisions of the Modernization Act are as follows:

	Loss carryforward character
Fund	Short term	Long term
VA Mortgage Securities Fund	$30,054	$41,395

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

K.	New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective control for Repurchase Agreements” (“ASU 2011-03”). The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

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Huntington Funds

Notes to Financial Statements (continued)

December 31, 2011

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

(3)	Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee—Huntington Asset Advisors, Inc. (the “Advisor”), a subsidiary of The Huntington National Bank (“Huntington”), serves as the Funds’ investment advisor. The Advisor receives a fee for its services, computed daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of each Fund, except for VA Balanced Fund, for which the Advisor receives a fee, computed daily and paid monthly, at an annual rate of 0.10% of the average daily net assets of the VA Balanced Fund.

The Advisor has agreed to contractually waive all or a portion of its investment advisory fee for VA Balanced Fund (based on average daily net assets) to which it is otherwise entitled and/or to reimburse certain operating expenses of VA Balanced Fund in order to limit the total direct net annual operating expenses to not more than 0.10% of the average daily net assets of VA Balanced Fund through April 30, 2012. Huntington and the Advisor may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

Consulting Fee—Laffer Investments, Inc. acts as a consultant (the “Consultant”) to the Advisor for VA Macro 100 Fund. The Advisor pays the Consultant a fee for its services. Neither the Trust nor VA Macro 100 Fund is liable for payment of this fee.

Administrative and Financial Administration Fees—Huntington is the Administrator to the Trust, and Huntington Asset Services, Inc. (“HASI”), an affiliate of Huntington, is the Sub-Administrator. As Administrator, Huntington provides the Funds with certain administrative services. As Sub-Administrator, HASI provides the Funds with certain administrative personnel, and generally assists with the provision of administrative services necessary to operate the Funds. The Administrator pays the Sub-Administrator a fee for the services it provides to the Trust. Huntington also provides portfolio accounting services to the Funds. Huntington has sub-contracted certain fund accounting services to HASI. HASI is paid directly by Huntington, not the Funds, for these services. The fees paid for administrative and sub-administrative services are based on the level of average net assets of each Fund for the period, subject to minimum fees in certain circumstances.

Huntington provides administrative and accounting services at the following annual rate on a tiered basis:

Maximum Administrative Fee	Average Daily Net Assets of the Trust
0.1822%	On the first $4 billion
0.1650%	On the next $2 billion
0.1575%	On the next $2 billion
0.1450%	On assets in excess of $8 billion

There is no minimum annual fee per fund or class of shares.

Transfer and Dividend Disbursing Agent Fees and Expenses—HASI is the transfer and dividend disbursing agent for the Funds. For its services, HASI receives a yearly fixed amount per shareholder account, subject to a yearly minimum of $6,000 for each of the Funds. HASI is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Custodian Fees—Huntington serves as custodian for each of the Funds. Brown Brothers Harriman serves as sub-custodian for VA International Equity Fund’s, VA Real Strategies Fund’s and VA Situs Fund’s foreign assets. Huntington and Brown Brothers Harriman receive fees based on the level of a Fund’s average daily net assets for the period, plus out-of-pocket expenses.

Compliance Services—The Trust has contracted with Huntington to provide a Chief Compliance Officer to the Trust, for which it pays Huntington $131,250 annually.

General—Certain officers of the Trust are Officers and/or Directors or Trustees of the above companies.

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Huntington Funds

Notes to Financial Statements (continued)

December 31, 2011

Trustees and Officers affiliated with the Advisor are not compensated by the Trust for their services. Each Trustee who is not an “interested person” of the Trust, as such term is defined in the 1940 Act, receives a $25,000 annual retainer plus $2,500 per regular Board meeting. The Independent Chairman of the Board receives a $40,000 annual retainer plus $2,500 per Board meeting. The Board or a Committee may establish ad hoc committees or sub-committees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value added to the Fund. In addition, the Fund reimburses Trustees who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings. For the fiscal year ended December 31, 2011, actual Trustee compensation was $285,750 in aggregate from the Trust.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in a certain affiliated money market fund which is managed by the Advisor. Income distributions earned from investments in this fund are recorded as income from affiliates in the accompanying financial statements. A summary of each Fund’s investment in such affiliated money market fund (Huntington Money Market Fund) is set forth below:

Fund	12/31/10 Market Value	Purchases	Sales	12/31/11 Market Value	Income
VA Dividend Capture Fund	$160,142	$12,398,890	$(11,972,691)	$586,341	$61
VA Growth Fund	922,241	11,758,839	(11,623,123)	1,057,957	34
VA Income Equity Fund	687,915	4,994,449	(5,474,186)	208,178	27
VA International Equity Fund	840,153	12,312,422	(10,364,480)	2,788,095	182
VA Macro 100 Fund	539,053	1,714,624	(1,975,769)	277,908	40
VA Mid Corp America Fund	910,222	6,629,695	(6,210,550)	1,329,367	84
VA New Economy Fund	465,599	14,726,371	(13,719,624)	1,472,346	105
VA Real Strategies Fund	231,852	2,208,248	(2,006,987)	433,113	33
VA Rotating Markets Fund	198,325	1,049,900	(1,096,432)	151,793	9
VA Situs Fund	243,370	15,368,837	(10,626,837)	4,985,370	318
VA Mortgage Securities Fund	670,903	8,913,397	(8,860,212)	724,088	74

Additionally, VA Balanced Fund invests in other funds within the Trust. A summary of the VA Balanced Fund’s investments in these affiliated funds is set forth below:

VA Balanced Fund	12/31/10 Market Value	Purchases	Sales	12/31/11 Market Value	Income
Huntington Money Market Fund	$545,928	$9,974,074	$(9,724,057)	$795,945	$5,877
Huntington Fixed Income Securities Fund	8,466,869	7,880,040	(4,283,992)	12,447,187	369,743
VA Dividend Capture Fund	1,068,169	593,150	(125,481)	1,565,519	57,148
VA Growth Fund	4,809,200	3,835,551	(1,480,647)	7,039,619	10,968
VA Income Equity Fund	3,205,326	2,110,854	(744,050)	4,709,579	133,069
VA International Equity Fund	2,687,250	2,354,469	(642,230)	3,933,982	48,938
VA Macro 100 Fund	1,330,993	916,483	(260,995)	1,958,316	11,096
VA Mid Corp America Fund	1,062,960	867,024	(336,819)	1,554,602	7,417
VA New Economy Fund	1,200,180	1,026,717	(271,430)	1,749,481	—
VA Situs Fund	666,228	549,786	(237,430)	975,502	228
VA Mortgage Securities Fund	1,744,317	1,368,478	(623,841)	2,551,075	46,703

(4)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Huntington Real Strategies Fund owns a 96% interest in Scotts Gahanna LLC. The VA Real Strategies Fund is an affiliate of the Huntington Real Strategies Fund, and together they own 100% of Scotts Gahanna LLC.

(5)	VA Balanced Fund Structure

The VA Balanced Fund (“Investing Fund”), in accordance with its prospectus, seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Investing Fund incur expenses of both the Investing Fund and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

76

Huntington Funds

Notes to Financial Statements (continued)

December 31, 2011

(6)	Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the fiscal year ended December 31, 2011, were as follows:

Fund	Purchases	Sales
VA Balanced Fund	$21,519,162	$8,848,394
VA Dividend Capture Fund	46,650,027	49,838,774
VA Growth Fund	24,603,065	25,785,601
VA Income Equity Fund	41,882,958	43,819,391
VA International Equity Fund	13,305,079	8,206,260
VA Macro 100 Fund	6,280,848	6,333,456
VA Mid Corp America Fund	4,369,227	8,105,738
VA New Economy Fund	26,317,513	29,266,333
VA Real Strategies Fund	2,757,760	2,000,309
VA Rotating Markets Fund	143,515	929,164
VA Situs Fund	12,434,000	3,834,587
VA Mortgage Securities Fund	6,819,178	5,041,746

Purchases and sales of long-term U.S. government securities for the fiscal year ended December 31, 2011 were as follows:

Fund	Purchases	Sales
VA Mortgage Securities Fund	$6,501,997	$4,931,657

(7)	Foreign Investment Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a sever effect on security prices and impair the Fund’s ability to bring its capital or income back to the U.S. Exchange rate. Fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.

(8)	Line of Credit

The Trust participates in a short-term credit agreement (“Line of Credit”) with Citibank, N.A. (“Citi”). Under the terms of the agreement, which became effective December 29, 2011, the Trust may borrow up to $20 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citi receives an annual facility fee of 0.10% on $20 million for providing the Line of Credit. For the fiscal year ended December 31, 2011, the Trust did not borrow from the Line of Credit and no fees were paid to Citi.

(9)	Other Tax Information (unaudited)

For the year ended December 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

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Huntington Funds

Notes to Financial Statements (continued)

December 31, 2011

For the year ended December 31, 2011, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Huntington VA Balanced Fund	64.2%
Huntington VA Dividend Capture Fund	66.8%
Huntington VA Growth Fund	100.0%
Huntington VA Income Equity Fund	100.0%
Huntington VA International Equity Fund	100.0%
Huntington VA Macro 100 Fund	100.0%
Huntington VA Mid Corp America Fund	100.0%
Huntington VA Real Strategies Fund	100.0%
Huntington VA Rotating Markets Fund	100.0%
Huntington VA Situs Fund	100.0%
Huntington VA Mortgage Securities Fund	0.4%

For the taxable year ended December 31, 2011, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Huntington VA Balanced Fund	64.4%
Huntington VA Dividend Capture Fund	68.4%
Huntington VA Growth Fund	100.0%
Huntington VA Income Equity Fund	100.0%
Huntington VA International Equity Fund	100.0%
Huntington VA Macro 100 Fund	100.0%
Huntington VA Mid Corp America Fund	100.0%
Huntington VA Real Strategies Fund	100.0%
Huntington VA Rotating Markets Fund	100.0%
Huntington VA Situs Fund	100.0%
Huntington VA Mortgage Securities Fund	0.4%

The VA International Equity Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreigncountries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2011 are as follows:

	Foreign Source Income	Foreign Tax Expense
VA International Equity Fund	$0.34	$0.03

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2011. These shareholders will receive more detailed information along with their 2011, Form 1099-DIV.

78

Huntington Funds

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Huntington Funds:

We have audited the accompanying statement of assets and liabilities of the Huntington VA Balanced Fund, Huntington VA Dividend Capture Fund, Huntington VA Growth Fund, Huntington VA Income Equity Fund, Huntington VA International Equity Fund, Huntington VA Macro 100 Fund, Huntington VA Mid Corp America Fund, Huntington VA New Economy Fund, Huntington VA Real Strategies Fund, Huntington VA Rotating Markets Fund, Huntington VA Situs Fund, and Huntington VA Mortgage Securities Fund, (twelve of the portfolios constituting The Huntington Funds, collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2011 and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of The Huntington Funds identified above at December 31, 2011, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

February 15, 2012

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Huntington Funds

Board of Trustees and Trust Officers (Unaudited)

The following tables give information about Independent Trustees (Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act), Interested Trustees (Trustees who are “interested persons” of the Trust, as defined in the 1940 Act) and the senior officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Unless otherwise noted, the business address of each person listed below is 2960 North Meridian Street, Suite 300, Attention: Huntington Trust Officer, Indianapolis, IN. Unless otherwise noted, each officer is elected annually. The Huntington Funds consists of 38 portfolios. Each Trustee serves as Trustee for all portfolios of The Huntington Funds. The Funds’ Statement of Additional Information includes additional information about The Huntington Funds’ Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

INTERESTED TRUSTEES’ BACKGROUND

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Previous Position(s) and Other Directorships Held
B. Randolph Bateman* Age: 62 TRUSTEE Began Serving: February 2008

Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (May 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

Thomas J. Westerfield** Age: 56 TRUSTEE Began serving: January 2001

Principal Occupation: Of Counsel, Dinsmore & Shohl LLP (law firm)

(August 2005 to present).

Previous Position: Of Counsel, Cors & Bassett LLC (law firm) (1993 - 2005).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

*	B. Randolph Bateman has been deemed an Interested Trustee due to the positions he holds with The Huntington National Bank and its affiliates.

**	Thomas J. Westerfield may be deemed an Interested Trustee due to the position he holds with Dinsmore & Shohl LLP, which has provided legal services to Huntington.

INDEPENDENT TRUSTEES’ BACKGROUND

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Previous Position(s) and Other Directorships Held
David S. Schoedinger* Age: 69 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: May 1990

Principal Occupation: Chairman of the Board and Funeral Director, Schoedinger Funeral Service (1965 to present); CEO, Schoedinger Financial Services, Inc. (1987 to present).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

Tadd C. Seitz Age: 70 TRUSTEE Began serving: June 2006

Principal Occupation: Retired (July 1996-present); Board advisor and private investor

(July 1996 - present).

Previous Positions: Chairman and Chief Executive Officer, The Scotts-Miracle Gro Company (June 1983-June 1996); Chief Operating Officer The Scotts Company (1982-1983); General Manager W. Atlee Burpee Company (1980 - 1982).

Other Directorships Held: Board Member, The Huntington Strategy Shares; West Point Products, Shade Tree Systems and Cold Jet (both private companies) and Chairman of Central Benefits, a mutual insurance company.

Mark D. Shary Age: 51 TRUSTEE Began serving: June 2006

Principal Occupations: Private investor (2007 to present).

Previous Position: Chief Executive Officer and President, BestTransport.com, Inc. (2003 to 2007); President, Bostech Corporation (2000 to 2002).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

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Huntington Funds

Board of Trustees and Trust Officers (continued)

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Previous Position(s) and Other Directorships Held
William H. Zimmer, III Age: 58 TRUSTEE Began Serving: December 2006

Principal Occupation: Chief Executive Officer, Cintel Federal Credit Union (January 2011 to present).

Previous Positions: Consultant, WHZIII, LLC (March 2009 to December 2010). Assistant Treasurer, Dana Holding Corp. (September 2006 to February 2009) (manufacturing); Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to March 2006); Vice President, Treasury Management Operations, Provident Bank

(June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

*	David S. Schoedinger became Chairman of the Funds on April 30, 2003.

Officers

Name Age Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Positions
B. Randolph Bateman Age: 62 PRESIDENT Began Serving: September 2005

Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (May 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

R. Jeffrey Young Age: 47 CHIEF EXECUTIVE OFFICER Began Serving: February 2010

Principal Occupations: Senior Vice President, HASI (formerly, Unified Fund Services, Inc.) (January 2010 to present); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present); President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to present); Chief Executive Officer, The Huntington Strategy Shares (November 2010 to present).

Previous Positions: Independent Chair, Valued Advisers Trust (August 2008-January 2010); Managing Director, Chief Operating Officer, WealthStone (2007 to 2009); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

Matthew J. Miller Age: 35 VICE PRESIDENT Began Serving: February 2010

Principal Occupations: Vice President, Relationship Management, HASI (formerly, Unified Fund Services, Inc.) (2008 to present).

Previous Position: Vice President, Transfer Agency Operations, HASI (formerly, Unified Fund Services, Inc.) (2002 to 2008).

David R. Carson Age: 53 CHIEF COMPLIANCE OFFICER AND ANTI-MONEY LAUNDERING OFFICER Began Serving: September 2005

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer of the Huntington Funds (September 2005 to present) and the Huntington Strategy Shares (November 2010 to present).

Previous Positions: Treasurer and Assistant Treasurer of The Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Capital Group Marketing Manager, The Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

Robert W. Silva Age: 45 TREASURER Began Serving: November 2010

Principal Occupation: Senior Vice President, Financial Administration, HASI; Treasurer, Dreman Contrarian Funds (March 2011 - present); Chief Financial Officer and Treasurer, Unified Series Trust (June 2011 to present); Chief Financial Officer and Treasurer, The Huntington Strategy Shares (November 2010 to present).

Previous Positions: Senior Vice President, Citi Fund Services Ohio, Inc., (September 2007 to September 2010); Assistant Vice President, Citizens Advisers, Inc., (May 2002 to August 2007).

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Huntington Funds

Board of Trustees and Trust Officers (continued)

Name Age Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Positions
John C. Swhear Age: 51 SECRETARY Began Serving: April 2010

Principal Occupations: Chief Compliance Officer of Valued Advisers Trust (August 2008 to present); Acting Chief Executive Officer, Dreman Contrarian Funds (February 2008 to March 2010); Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor (May 2007 to present); Vice President of Legal, Compliance & Risk for HASI (formerly, Unified Fund Services, Inc.) (April 2007 to present); Vice President, Dreman Contrarian Funds (September 2007 to March 2010); Senior Vice President, Unified Series Trust (May 2007 to present).

Previous Positions: Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Chief Counsel, OneAmerica Securities Inc. (February 2007 to April 2007); Associate General Counsel (April 2003 to April 2007); Investment Adviser Chief Compliance Officer (June 2004 to April 2007); Chief Compliance Officer of OneAmerica Funds, Inc. (June 2004 to April 2007). President, Dreman Contrarian Funds (March 2010 to March 2011).

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Huntington Funds

Investment Contract Review Disclosure (Unaudited)

Board of Trustees’ Consideration of Investment Advisory Agreement for The Huntington VA Funds (the “Funds”)

The Board of Trustees is responsible for determining whether to approve the Funds’ investment advisory agreements. At a meeting held on August 11, 2011, the Board, including a majority of the independent Trustees, approved the investment advisory agreements (the “Advisory Agreements”) between Huntington Asset Advisors, Inc. (the “Advisor”) and the Funds. Pursuant to the Advisory Agreements between the Advisor and the Funds, the Advisor provides advisory services to the Funds.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each of the Advisory Agreements, the Board, including a majority of the independent Trustees, considered many factors, among the most significant of which are: (1) the nature of the services provided to the Funds by the Advisor in relation to the advisory fees; (2) the individual performance of the Funds; (3) the Advisor’s costs and the profits realized through providing the Funds with advisory services; (4) whether the Advisor has realized or may realize economies of scale in providing services to the Funds and if these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory Fee. In considering the nature, extent and quality of the services provided by the Advisor, the Board reviewed information relating to the Advisor’s operations and personnel. Among other things, the Advisor provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff on a fund-by-fund basis, and financial information. The Trustees also took into account the financial condition of the Advisor with respect to its ability to provide the services required under the Advisory Agreements. The Board determined that the nature, extent and quality of the services provided by the Advisor in relation to the advisory fees were acceptable.

Individual Performance of the Funds. The Board reviewed the Funds’ performance record and the Advisor’s management styles in relation to comparable funds and appropriate benchmarks. The Board noted that the Board reviews on a quarterly basis detailed information about the Funds’ performance. The Board also reviewed various comparative data for each of the Funds provided to them in connection with their consideration of the renewal of the Advisory Agreements, including, among other information, each Fund’s performance compared to similar funds based on information provided by Lipper Inc. (“Lipper”) for the one-, three-, five- and ten-year periods, as applicable, ending June 30, 2011.

Advisor’s Costs and the Profits Realized Through Providing the Funds With Advisory Services. In considering the reasonableness of the advisory fees, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing each of the Funds individually, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Board also took into account the Advisor’s agreement to limit the total direct net annual operating expenses of the VA Balanced Fund to not more than 0.10% of its average daily net assets through April 30, 2012. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Funds.

Economies of Scale in Providing Services to the Funds and Whether These Economies are Shared With the Funds. The Board also considered the effect of the Funds’ growth and size on their performance and fees. The Board considered the fees under the Advisory Agreements for each Fund and possible economies of scale that may be realized as the assets of the Funds grow. The Board noted that none of the Funds was currently large enough to have realized economies of scale. However, the Board noted that the administrative fee charged to all of the Funds included fee breakpoints, which allowed the Funds to realize economies of scale as the assets of the Funds increased over time.

Comparison of the Fees and Performance of Comparable Funds. With respect to the Funds’ performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board also received information concerning fees charged by the Advisor to other accounts but did not consider that information to be as relevant in light of the differences in services provided.

Other Considerations. The Board also requests and receives substantial and detailed information about the Funds and the Advisor on a regular basis. The Advisor provides much of this information at each regular meeting of the Board and furnishes additional reports in connection with the Board’s formal review of the Advisory Agreements. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory Agreements is informed by reports covering such matters as the Advisor’s investment philosophy, personnel, and processes; operating strategies; each Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance; the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Advisor and its affiliates; compliance and audit reports concerning the Funds (including communications from regulatory agencies), as well as the Advisor’s responses to any issues raised therein; and relevant developments in the mutual fund

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Huntington Funds

Investment Contract Review Disclosure (Unaudited)

Board of Trustees’ Consideration of Investment Advisory Agreement for The Huntington VA Funds (the “Funds”)

industry and how the Funds and the Advisor are responding to them. In the course of their deliberations regarding the Advisory Agreements, the Board also evaluated, among other things, the Advisor’s ability to supervise each of the Fund’s other service providers and their compliance programs.

The Board based its decision to approve the Advisory Agreements on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to each of the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory Agreements reflects its determination that the Advisor’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. In each case, the Board concluded that the Funds’ performance was acceptable and that the Funds’ advisory and total fees were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates.

Huntington VA Mortgage Securities Fund

Among other data considered, the Trustees noted that the Fund underperformed its benchmark for the one-, three- and five-year periods ended June 30, 2011. The Trustees also noted that the Fund underperformed its Lipper peer group for the three year period ended June 30, 2011, and it outperformed its Lipper peer group for the one- and five-year periods ended the same date. The Trustees also noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA Growth Fund

Among other data considered, the Trustees noted that the Fund underperformed its Lipper peer group and its benchmark for the one-, three- and five-year periods ended June 30, 2011. The Trustees also noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA Income Equity Fund

Among other data considered, the Trustees noted that the Fund outperformed its Lipper peer group for the one- and three-year periods ended June 30, 2011, but underperformed its Lipper peer group for the five-year period ended the same date. The Fund outperformed its benchmark for the one- and three-year periods ended June 30, 2011, but underperformed its benchmark for the five-year period ended the same date. The Trustees noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA Rotating Markets Fund

Among other data considered, the Trustees noted that the Fund underperformed its Lipper peer group and its benchmark for the one-, three- and five-year periods ended June 30, 2011. The Trustees noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA Dividend Capture Fund

Among other data considered, the Trustees noted that the Fund underperformed its benchmark for the one-year period ended June 30, 2011, and outperformed its benchmark for the three- and five-year periods ended the same date. The Fund underperformed its Lipper peer group for the one-year period ended June 30, 2011, and outperformed its Lipper peer group for the three- and five-year periods ended the same date. The Trustees noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA International Equity Fund

Among other data considered, the Trustees noted that the Fund underperformed its Lipper peer group for the one-, three- and five-year periods ended June 30, 2011. The Fund outperformed its benchmark for the three- and five-year periods ended June 30, 2011, and it underperformed its benchmark for the one-year period ended the same date. The Trustees also noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians of its peer group.

84

Huntington Funds

Investment Contract Review Disclosure (Unaudited)

Board of Trustees’ Consideration of Investment Advisory Agreement for The Huntington VA Funds (the “Funds”)

Huntington VA Macro 100 Fund

Among other data considered, the Trustees noted that the Fund underperformed its benchmark for the one- and five-year periods ended June 30, 2011, and outperformed its benchmark for the three-year period ended the same date. The Trustees further noted that it underperformed its Lipper peer group for the one-, three- and five-year periods ended June 30, 2011. The Trustees noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA Mid Corp America Fund

Among other data considered, the Trustees noted that the Fund underperformed its Lipper peer group and its benchmark for the one-, three- and five-year periods ended June 30, 2011. The Trustees also noted that the Fund’s combined advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA New Economy Fund

Among other data considered, the Trustees noted that the Fund underperformed its Lipper peer group and its benchmark for the one-, three- and five-year periods ended June 30, 2011. The Trustees also noted that the Fund’s combined advisory and administrative fee and its total expenses were above the medians of its peer group.

Huntington VA Real Strategies Fund

Among other data considered, the Trustees noted that the Fund outperformed its Lipper peer group and its benchmark for the one- and three-year periods ended June 30, 2011. The Trustees noted that the Fund’s combined net advisory and administrative fee and its total expenses were above the median of its peer group.

Huntington VA Situs Fund

Among other data considered, the Trustees noted that the Fund outperformed its Lipper peer group for the one- and five-year periods ended June 30, 2011, and underperformed its Lipper peer group for the three-year period ended the same date. The Trustees also noted that the Fund outperformed its benchmark for the one-, three- and five year periods ended June 30, 2011. The Trustees also noted that the Fund’s combined net advisory and administrative fee were above the median of its peer group and its total expenses were below the median of its peer group.

Huntington VA Balanced Fund

Among other data considered, the Trustees noted that the Fund underperformed its Lipper peer group and its benchmark for the one-year period ended June 30, 2011. The Trustees also noted that the Fund’s combined net advisory and administrative fee and its total expenses were below the medians of its peer group.

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Huntington Funds

Supplemental Information (Unaudited)

Shareholder Expense Examples

Fund Expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2011 to December 31, 2011.

Actual Expenses. The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line together with the amount you invested to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as withdrawal charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the separate accounts, variable annuity contracts or variable life insurance policies. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value, July 1, 2011	Ending Account Value, December 31, 2011	Expenses Paid During Period(1)	Annualized Expense Ratio
VA Balanced Fund
Actual	$1,000.00	$977.00	$0.50	0.10%
Hypothetical(2)	$1,000.00	$1,024.70	$0.51	0.10%
VA Dividend Capture Fund
Actual	$1,000.00	$999.00	$4.82	0.96%
Hypothetical(2)	$1,000.00	$1,020.38	$4.87	0.96%
VA Growth Fund
Actual	$1,000.00	$939.40	$4.83	0.99%
Hypothetical(2)	$1,000.00	$1,020.23	$5.03	0.99%
VA Income Equity Fund
Actual	$1,000.00	$978.10	$4.81	0.97%
Hypothetical(2)	$1,000.00	$1,020.34	$4.91	0.97%
VA International Equity Fund
Actual	$1,000.00	$849.20	$4.85	1.04%
Hypothetical(2)	$1,000.00	$1,019.96	$5.30	1.04%
VA Macro 100 Fund
Actual	$1,000.00	$950.80	$6.06	1.23%
Hypothetical(2)	$1,000.00	$1,018.99	$6.28	1.23%
VA Mid Corp America Fund
Actual	$1,000.00	$906.00	$4.88	1.02%
Hypothetical(2)	$1,000.00	$1,020.09	$5.17	1.02%
VA New Economy Fund
Actual	$1,000.00	$866.60	$4.83	1.03%
Hypothetical(2)	$1,000.00	$1,020.03	$5.23	1.03%
VA Real Strategies Fund
Actual	$1,000.00	$875.50	$7.34	1.55%
Hypothetical(2)	$1,000.00	$1,017.38	$7.90	1.55%

86

Huntington Funds

	Beginning Account Value, July 1, 2011	Ending Account Value, December 31, 2011	Expenses Paid During Period(1)	Annualized Expense Ratio
VA Rotating Markets Fund
Actual	$1,000.00	$991.60	$5.69	1.13%
Hypothetical(2)	$1,000.00	$1,019.49	$5.77	1.13%
VA Situs Fund
Actual	$1,000.00	$911.80	$4.78	0.99%
Hypothetical(2)	$1,000.00	$1,020.21	$5.05	0.99%
VA Mortgage Securities Fund
Actual	$1,000.00	$1,025.30	$6.11	1.20%
Hypothetical(2)	$1,000.00	$1,019.18	$6.09	1.20%

(1)

Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ Adviser for the period beginning July 1, 2011 through December 31, 2011. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2)	Hypothetical assumes 5% annual return before expenses.

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H U N T I N G T O N      F U N D S

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning each Fund’s objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonvafunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the first and third quarters of their fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonvafunds.com by selecting “Form N-Q.”

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc., is the Administrator and Custodian of The Huntington Funds. Huntington Asset Services, Inc. serves as the Sub-Administrator and Sub-Fund Accountant and is affiliated with the Huntington National Bank. Additionally, Brown Brothers Harriman & Co. is the Sub-Custodian of certain of the Funds. Huntington Asset Advisors, Inc., a subsidiary of the Huntington National Bank, serves as Investment Advisor to the Funds. Unified Financial Securities, Inc. serves as the Distributor of The

Huntington Funds and is affiliated with the Huntington National Bank.

Cusip 446327165

Cusip 446771206

Cusip 446771107

Cusip 446771701

Cusip 446771305

Cusip 446771503

Cusip 446771602

Cusip 446771800

Cusip 446771875

Cusip 446771867

Cusip 446771883

Cusip 446327215

Item 2.	Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William H. Zimmer III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2011: $480,527

Fiscal year ended 2010: $458,370

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2011: $21,625

Fiscal year ended 2010: $6,500

Fees for 2011 and 2010 related to audit-related agreed-upon procedures Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $21,625 and $6,500 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2011: $212,568

Fiscal year ended 2010: $162,695

Fees for 2011 and 2010 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2011: $0

Fiscal year ended 2010: $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit and Non-Audit Services Pre-Approval Policies and Procedures

I.	Purpose

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of The Huntington Funds (the “Fund”) is responsible for the appointment, compensation and oversight of the work of the Fund’s independent auditor. As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Fund in order assure that they do not impair the auditor’s independence from the Fund. In addition, the Audit Committee also must pre-approve its independent auditor’s engagement for non-audit services with the Fund’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and/or financial reporting of the Fund.

To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Fund’s independent auditor may not provide to the Fund, as well as the Audit Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Fund may be performed by the independent auditor under pre-approvals.

II.	General Pre-Approval Policies

It is the policy of the Audit Committee that audit and non-audit services to be performed by the Fund’s independent auditor be pre-approved only when in the best interests of the Fund’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1. the qualifications of the auditor to perform the services involved;

2. the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3. the permissibility of the services under applicable rules and guidance of the SEC;

4. the effect, if any, of the performance of the proposed services on the auditor’s independence;

5. the effect of the compensation for the proposed services on the auditor’s independence; and

6. the effect, if any, of the proposed services on the Fund’s ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Fund’s independent auditor may not include the following:

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client;

2. Financial information systems design and implementation;

3. Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

4. Actuarial services;

5. Internal audit outsourcing services;

6. Management functions or human resources;

7. Broker-dealer, investment adviser or investment banking services; and

8. Legal services and expert services unrelated to the audit.

III.	Procedures for Pre-Approval by the Audit Committee

1. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Fund.

2. All requests for pre-approval shall be made to the full Audit Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Fund’s Board of Trustees) whenever practicable.

3. Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4. If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee. The Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit Committee under procedures set forth in Section IV below.

5. Requests for pre-approval may include, but are not limited to, the following services:

a. audit engagement, particularly for interim periods;

b. tax compliance, tax planning, and tax advice;

c. review and consents with respect to use of reports in post-effective amendments to the registration statements of the Fund;

d. review of IRS shareholder materials;

e. review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

f. market research and strategic insights.

6. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

In accordance with PCAOB Rule 3524, requests for pre-approval of permissible tax services by the independent auditor must have the following items described in writing for the audit committee:

a. the scope of the proposed tax service,

b. the fee structure for the engagement,

c. any side letters, amendments to the engagement letter or any other agreements, whether oral, written, or otherwise, relating to the service between the audit firm and the Funds, and

d. any compensation arrangements or other agreements between the audit firm and any third party with respect to promoting, marketing, or recommending a transaction covered by the proposed tax service.

The audit firm should discuss with the Audit Committee, the potential effect of the proposed tax service(s) on the audit firm’s independence.

7. Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

8. The Audit Committee’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes.

9. The Audit Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Fund’s management.

10. The Audit Committee’s action on a request for pre-approval shall be reported to the full Board of Trustees.

11. Pre-approvals will be granted for a period of no more than one year.

IV.	Procedures for Pre-Approval by a Delegate of the Audit Committee

1. Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, the Chairman of the Audit Committee has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)

2. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Fund.

3. Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4. Requests for pre-approval may include, but are not limited to, the following services:

a. audit engagement, particularly for interim periods;

b. tax compliance, tax planning, and tax advice;

c. review and consents with respect to use of reports in post-effective amendments to the registration statements of the Fund;

d. review of IRS shareholder materials;

e. review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

f. market research and strategic insights.

5. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6. Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

7. The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Fund’s management.

8. Pre-approvals by the Delegate shall be reviewed by the Audit Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

9. Pre-approvals by the Delegate may be modified or revoked by the Audit Committee, but will not absolve the Fund of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10. The results of the Audit Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes and reported to the full Board of Trustees.

11. Pre-approvals will be granted by the Delegate for a period of no more than one year.

V.	Procedures for Monitoring Engagements Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI.	Amendment

These Policies and Procedures may be amended or revoked at any time by the Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

Adopted May 4, 2006 and revised February 14, 2007 and October 23, 2007

(e)(2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Fiscal year ended 2011- 0%

Fiscal year ended 2010- 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst and Young for the Funds and certain entities (including the adviser (excluding sub-adviser) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (Funds)), totaled $212,568 and $162,695 in 2011 and 2010, respectively, which includes the Funds’ tax fees above in Section I and tax fees for Huntington’s Trust Department related to settlement funds where Huntington National Bank is the executor.

(h) The registrant’s Audit Committee has considered whether the provision of nonaudit services that were rendered to registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Huntington Funds

By (Signature and Title)*	/s/ R. Jeffrey Young
R. Jeffrey Young, Chief Executive Officer and Principal Executive Officer

Date 3/7/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Jeffrey Young
R. Jeffrey Young, Chief Executive Officer and Principal Executive Officer

Date 3/7/2012

By (Signature and Title)*	/s/ Robert Silva
Robert Silva, Treasurer and Principal Financial Officer

Date 3/7/2012